The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement and the accompanying prospectus are not an offer to sell nor do they seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 9, 2007

P R O S P E C T U S  S U P P L E M E N T

(To Prospectus dated June 5, 2007)

Filed Pursuant to Rule 497(c)
Registration No. 333-142398

$500,000,000

American Capital Strategies, Ltd.

$250,000,000     % Senior Notes due 2012

$250,000,000     % Senior Notes due 2017

We are offering $250,000,000 aggregate principal amount of      % senior notes due 2012, or the “2012 Notes,” and $250,000,000 aggregate principal amount of     % senior notes due 2017, or the “2017 Notes,” which we refer to collectively with the 2012 Notes as the “Notes”. The 2012 Notes will mature on     , 2012. The 2017 Notes will mature on     , 2017. We will pay interest on the 2012 Notes on      and      of each year, commencing     , 2008. We will pay interest on the 2017 Notes on      and      of each year, commencing     , 2008.

We may redeem the Notes in whole at any time or in part from time to time at the redemption prices discussed under the caption “Description of the Notes—Optional Redemption” in this prospectus supplement.

The Notes will be our unsecured obligations, ranking equally in right of payment with all of our other senior unsecured obligations from time to time outstanding.

The Notes are not expected to be listed on any securities exchange or included in any quotation system.

This prospectus supplement and the related prospectus include additional information about the terms of the Notes, including covenants.

See “ Risk Factors” beginning on page 8 of the accompanying prospectus to read about factors you should consider before investing in us or the Notes.

Neither the Securities and Exchange Commission, any state securities commission, nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per 2012 Note	Per 2017 Note	Total
Public offering price	%	%	$
Underwriting discount	%	%	$
Proceeds to American Capital Strategies, Ltd. (before expenses)%		%	$

The public offering prices set forth above do not include accrued interest, if any. Interest on the Notes will accrue from July     , 2007, and must be paid by the purchaser if the Notes are delivered after July     , 2007.

Delivery of the Notes in book-entry form only through The Depository Trust Company and its participants, including Clearstream, Luxembourg and the Euroclear System, will be made on or about July     , 2007.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Joint Book-Running Managers

JPMorgan	Banc of America Securities LLC

Co-Managers

Bear, Stearns & Co. Inc.	HSBC

The date of this prospectus supplement is July     , 2007.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the respective dates that such information is presented.

No action is being taken in any jurisdiction outside the United States to permit a public offering of these securities or possession or distribution of this prospectus supplement and the accompanying prospectus in that jurisdiction. Persons who come into possession of this prospectus supplement and the accompanying prospectus in jurisdictions outside the United States are required to inform themselves about and to observe any restrictions as to this offering and the distribution of this prospectus supplement and the accompanying prospectus applicable to that jurisdiction.

i

Trademarks and Tradenames

Trademarks and tradenames used in this prospectus supplement and the accompanying prospectus are the property of their respective owners.

Forward-Looking Statements

Information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout the prospectus and in any exhibits to the registration statement of which this prospectus supplement is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

ii

PROSPECTUS SUPPLEMENT SUMMARY

The Company

We are the largest business development company (“BDC”) and the third largest U.S. publicly traded alternative asset manager. We, both directly and through our global asset management business, are an investor in management and employee buyouts, private equity buyouts and early stage and mature private and public companies. Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business. Our business consists of two primary segments—our investment portfolio and our alternative asset management business.

American Capital Fund

We provide investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts and provide capital directly to early stage and mature private and small public companies. In addition, we invest in commercial mortgage backed securities (“CMBS”) and collateralized debt obligation (“CDO”) securities and invest in investment funds managed by us. We invest primarily in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Currently, we will invest up to $800 million in a single middle market transaction in North America. Our largest investment at cost as of July 2, 2007, excluding investment funds, was $527 million. Our largest investment in an investment fund at cost as of July 2, 2007, was $896 million. As of March 31, 2007, our average investment size, at fair value, was $43 million, or 0.5% of total assets.

Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for growth, acquisitions or recapitalizations. From our initial public offering (“IPO”) in 1997 through July 2, 2007, we invested approximately $5 billion in equity securities and approximately $13 billion in debt securities of middle market companies as well as CMBS and CDO securities, which includes funds committed but undrawn under credit facilities and equity commitments. Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on the London Interbank offered rate (“LIBOR”) rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2007, the weighted average effective interest rate on our debt securities was 12.3%.

We will invest in the equity capital of portfolio companies that we purchase through an American Capital sponsored buyout. We also may acquire minority equity interests in the companies from which we have provided debt financing with the goal of enhancing our overall return. As of March 31, 2007, we had a fully-diluted weighted average ownership interest of 42% in our private finance portfolio companies with a total equity investment at fair value of over $3.0 billion.

We often sponsor One-Stop Buyouts™ in which we provide most if not all of the senior debt, subordinated debt and equity financing in the transaction. On certain occasions, we may initially fund all of the senior debt at closing and syndicate it to third party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to other third party lenders.

The opportunity to be repaid or exit our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction, sells its equity in a public offering or if we exercise our put rights. Since our IPO in 1997, through March 31, 2007, we have realized $651 million in gross realized gains and $427 million in gross realized losses resulting in $224 million in cumulative net gains, excluding net losses attributable to periodic interest settlements of interest rate swap agreements and taxes on net gains. We have had 186 exits and repayments of over $5.3 billion of our originally invested capital, representing 36% of our total capital committed since our IPO, earning a 16% compounded annual return on these investments from the interest, dividends and fees over the life of the investments.

Public Manager of Funds of Alternative Assets

We are a leading global alternative asset manager with $10.8 billion in assets under management as of March 31, 2007, including $2.9 billion under management of third party funds. In addition to managing our assets and providing management services to our portfolio companies, we have successfully launched our initiative to be a publicly traded alternative asset manager of additional third party funds. We have launched four alternative asset funds in addition to American Capital—European Capital Limited (“ECAS”), American Capital Equity I, LLC (“ACE I”), ACAS CLO 2007-1, Ltd. (“ACAS CLO-1”) and ACAS CLO 2007-2, Ltd. (“ACAS CLO-2”). We manage these funds either through consolidated operating subsidiaries or wholly-owned portfolio companies. Our asset management business includes both the asset management conducted by both our consolidated operating subsidiaries and our wholly-owned asset management portfolio companies.

Through our asset management business, we earn base management fees based on the size of our funds and incentive income based on the performance of our funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our principal investments in those funds. We intend to grow our existing funds, while continuing to create innovative products to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns.

Offering Summary

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the prospectus that is attached to the back of this prospectus supplement.

This section outlines the specific legal and financial terms of the Notes that are more generally described in the prospectus attached to this prospectus supplement under the heading “Description of Notes”. You should read this section together with the more general description of the Notes in the prospectus before investing in the Notes. Capitalized terms not defined in this prospectus supplement shall have the meanings ascribed to them in the accompanying prospectus or in the indenture.

Issuer	American Capital Strategies, Ltd.

Securities Offered	$250,000,000 principal amount of % Senior Notes due 2012. $250,000,000 principal amount of % Senior Notes due 2017.

Public offering price	% of the aggregate principal amount of the 2012 Notes. % of the aggregate principal amount of the 2017 Notes.

Principal payable at maturity	100% of the aggregate principal amount; The principal amount of each Note will be payable on its stated maturity date at the trustee’s corporate office in New York, New York.

Type of Notes	Fixed Rate Notes.

Interest rate	The 2012 Notes will bear interest at % per year. The 2017 Notes will bear interest at % per year.

Day count basis	360-day year of twelve 30-day months.

Original issue date	July , 2007.

Stated maturity date	Unless redeemed earlier, the 2012 Notes will mature on , 2012 and the 2017 Notes will mature on , 2017.

Date interest starts accruing	July , 2007.

Interest payment dates	Interest on the 2012 Notes will be paid on each and , commencing , 2008. Interest on the 2017 Notes will be paid on each and , commencing , 2008. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance.

Regular record dates for interest	Regular record dates for the 2012 Notes will be every and , commencing , 2008.

Regular record dates for the 2017 Notes will be every and , commencing , 2008.

Specified currency	U.S. Dollars.

Place of payment	New York City.

Ranking of Notes	The Notes will be our unsecured obligations ranking equally in right of payment with all of our other senior unsecured obligations from time to time outstanding.

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Business Day	Means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Other covenants

In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:

•     We agree that for the period of time during which the Notes are outstanding, we will maintain an “asset coverage,” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, to the extent applicable, or any successor provisions (the “Investment Company Act”), of at least 200%. The Investment Company Act currently defines “asset coverage” as the ratio which the value of our total assets less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing our indebtedness.

•     If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act to file any periodic reports with the SEC, we agree to furnish to the holders of the Notes, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable generally accepted accounting principles.

Optional redemption	We may redeem the Notes in whole at any time or in part from time to time at the redemption price discussed under “Description of the Notes—Optional Redemption” in this prospectus supplement.

Sinking fund	The Notes will not be subject to any sinking fund.

Defeasance	The Notes are subject to defeasance by us as described in “Defeasance and Covenant Defeasance” on page 102 of the accompanying prospectus.

Covenant defeasance	The Notes are subject to covenant defeasance by us as described in “Defeasance and Covenant Defeasance” on page 102 of the accompanying prospectus.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes.

Further issuances	The Indenture permits us to “re-open” each series without the consent of the holders, and issue additional Notes of the same series at any time on the same terms (other than issuance date, initial interest accrual date and in some cases, the first interest payment dates) and conditions and with the same CUSIP number as the Notes of the applicable series being issued in this offering.

Trustee	Wells Fargo Bank, N.A.

RECENT DEVELOPMENTS

Investment Activity

The following table sets forth our publicly announced new committed investments that closed in the period from April 1, 2007 through July 2, 2007:

Company	Date of Investment	Investment Amount (millions)	Transaction Type	Industry
Paradigm Precision Holdings, LLC	04/07	$84	Add-on Financing for Acquisitions	Aerospace & Defense
HALT Medical, Inc.	05/07	$6	American Capital Direct Investment	Health Care Equipment & Supplies
Imaging Business Machines, LLC	06/07	$63	American Capital Sponsored Buyout	Computer & Peripherals
SMG Holdings, Inc.	06/07	$560	American Capital Sponsored Buyout	Hotels, Restaurants & Leisure
triVIN, Inc.	06/07	$90	American Capital Sponsored Buyout	Software
Oceana Media Finance, LLC	06/07	$70	American Capital Direct Investment	Diversified Financial Services
Exstream Software, LLC	06/07	$548	American Capital Sponsored Buyout	Software
Vision Solutions, Inc.	06/07	$12	Add-on Financing for Acquisitions	Software

Capital Raising Activity

From the period from April 1, 2007 through July 2, 2007, we issued all of the 6,000,000 shares under the forward sale agreements that we entered into in March 2007 with Citigroup Global Markets, Inc. and an affiliate of each of Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC (the “March 2007 Forward Sale Agreements”) and received net proceeds of approximately $259 million.

From the period from April 1, 2007 through July 2, 2007, we issued all of the 2,000,000 shares under the forward sale agreements that we entered into in January 2007 with an affiliate of each of J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC (the “January 2007 Forward Sale Agreements”) and received net proceeds of approximately $88 million.

As we previously announced, ECAS closed an initial public offering of ordinary shares on May 10, 2007. As a result of this offering our ownership of ECAS has been reduced from approximately 76%, on a fully-diluted basis, to approximately 65%. For further information about the effect of this offering, see Note 13 to our unaudited consolidated financial statements on pages S-73 and S-74 of this prospectus supplement.

On June 11, 2007, we completed an offering of 240,000 shares of our common stock at a public offering price of $46.47 directly to an institutional investor (the “June 11, 2007 Offering”). Upon completion of the offering, we received proceeds, net of estimated expenses, of approximately $11 million in exchange for 240,000 shares of common stock.

On June 22, 2007, we completed a public offering of 20,000,000 shares of our common stock at a public offering price of $45.05 per share (the “June 22, 2007 Offering”). Of those shares, 15,000,000 were sold directly by us and 5,000,000 were sold by Citigroup Global Markets Inc. and an affiliate of each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “June 2007 Forward Sale Agreements”). In addition, we granted the underwriters a 30-day over-allotment option to purchase up to 3,000,000 additional shares of our common stock. Upon completion of the offering, we received proceeds, net of the underwriters’ discount, of approximately $645 million in exchange for 15,000,000 shares of our common stock.

The remaining 5,000,000 shares of common stock were borrowed from third party market sources by the counterparties to the June 2007 Forward Sale Agreements, whom we refer to below as forward purchasers. The forward purchasers then sold the shares to the public. Pursuant to the June 2007 Forward Sale Agreements, we must sell to the forward purchasers 5,000,000 shares of our common stock generally at such times as we elect over a one-year period. The June 2007 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the June 2007 Forward Sale Agreements through termination in June 2008. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $43.0228 per share, which was the public offering price of shares of our common stock less the underwriting discount. The June 2007 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.92, $0.96, $0.98 and $1.00 per share on September 7, 2007, December 7, 2007, March 7, 2008 and June 13, 2008, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of July 2, 2007, no shares were issued under these forward sale agreements.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the Notes will be approximately $        , after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. We intend to use the net proceeds that we receive from this offering for general corporate purposes, including for our investment and lending activities and to repay indebtedness owed under our existing commercial paper conduit securitization facility administered by Wachovia Capital Markets, LLC (the “AFT I Facility”) and our unsecured line of credit administered by an affiliate of Wachovia Capital Markets, LLC (the “New Revolving Facility,” the New Revolving Facility and the AFT I Facility are collectively referred to herein as the “Current Debt Facilities”). This repayment will create availability under the Current Debt Facilities which will generally be available for funding our future investments. The interest rates on the Current Debt Facilities vary from time to time based on certain indices. As of July 2, 2007, the interest rates on the AFT I Facility and the New Revolving Facility were 6.06% and 6.24%, respectively. Our ability to make draws under the AFT I Facility and the New Revolving Facility expires in October 2007 and May 2012, respectively, unless extended.

CAPITALIZATION

(in millions, except per share data)

The following table sets forth (a) our cash and cash equivalents and our capitalization at March 31, 2007 on an actual basis, (b) our cash and cash equivalents and our capitalization at March 31, 2007 on a pro forma basis, to reflect the effects of the assumed settlement of the shares outstanding as of March 31, 2007, of the January 2007 Forward Sale Agreements, the assumed settlement of the shares outstanding as of March 31, 2007, of the March 2007 Forward Sale Agreements, in each case at the applicable forward sale price in effect as of March 31, 2007, the June 11, 2007 Offering, the June 22, 2007 Offering and the assumed settlement of the shares outstanding as of July 2, 2007 of the June 2007 Forward Sale Agreements at the initial forward sale price of $43.0228, and (c) our cash and cash equivalents and our capitalization at March 31, 2007, on a pro forma as adjusted basis to reflect the shares referenced in (b) above, the issuance of the Notes offered hereby and the application of substantially all of the net proceeds to repay our existing indebtedness as set forth under “Use of Proceeds.”

You should read this table together with our consolidated financial statements and the notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus supplement and the accompanying prospectus.

	March 31, 2007
	Actual	Pro Forma(1)	Pro Forma As Adjusted(2)
	(unaudited)
Assets:
Cash and cash equivalents	$153	$153		$153

Borrowings:
Revolving credit facilities(3)	1,843	626
Notes offered hereby	—	—
Notes payable	1,676	1,676		1,676
Unsecured debt	392	392		392
TRS Facility	95	95		95

Total borrowings	4,006	2,789

Shareholders’ equity:
Preferred stock, $0.01 par value, 5.0 shares authorized and no shares issued and outstanding
Common stock, $0.01 par value, 200.0 shares authorized; 161.7 issued and 157.5 outstanding, (Pro Forma: 189.9 issued and 185.7 outstanding; Pro Forma As Adjusted: 189.9 issued and 185.7 outstanding)(4)(5)	2	2		2
Capital in excess of par value	4,420	5,637		5,637
Notes receivable from sale of common stock	(7)	(7)		(7)
Undistributed net realized earnings	79	79		79
Net unrealized appreciation of investments	287	287		287

Total shareholders’ equity	4,781	5,998		5,998

Total capitalization	$8,787	$8,787	$

(1)	Gives effect to the assumed settlement of the shares outstanding as of March 31, 2007, of the January 2007 Forward Sale Agreements, the assumed settlement of the shares outstanding as of March 31, 2007, of the March 2007 Forward Sale Agreements, in each case at the applicable forward sale price in effect as of March 31, 2007, the June 11, 2007 Offering, the June 22, 2007 Offering (excludes the underwriters’ over-allotment option of 3.0 million shares) and the assumed settlement of the shares outstanding as of July 2, 2007 of the June 2007 Forward Sale Agreements at the initial forward sale price of $43.0228.

(2)	Gives effect to the shares referenced in footnote (1) above, this offering of the Notes and the use of the proceeds to repay our existing indebtedness as set forth under “Use of Proceeds.”

(3)	Aggregate balance on revolving credit facilities was $2.6 billion as of July 2, 2007.

(4)	Excludes an aggregate of 15.9 million shares issuable pursuant to stock options outstanding at March 31, 2007, that vest over varying periods of time.

(5)	Authorized shares of common stock was increased from 200.0 to 1,000.0 at our 2007 Annual Meeting of Stockholders held on May 4, 2007.

RATIOS OF EARNINGS TO FIXED CHARGES

  For the three months ended March 31, 2007, and each of the five years ended December 31, 2006, our ratios of earnings to fixed charges, computed as set forth below, were as follows (unaudited):

	For the Quarter Ended March 31,	For the Year Ended December 31,
	2007	2006	2005	2004	2003	2002
Earnings to fixed charges *	3.1	5.8	4.7	8.4	6.9	2.4

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) plus excise tax expense plus fixed charges. Fixed charges include interest expense and a portion of rent expense. We have assumed that one-third of the annual rent expense represents fixed charges.

(1)	The results for the period ended March 31, 2007 are not necessarily indicative of the operating results to be expected for the full year.

*	Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 3.0 for the quarter ended March 31, 2007 and 4.2, 4.5, 5.8, 9.2 and 6.6 for each of the five years ended December 31, 2006, respectively.

DESCRIPTION OF THE NOTES

We will issue the Notes under an indenture dated as of April 26, 2007, between us and Wells Fargo Bank, N.A., a financial institution acting as trustee on your behalf (the “Trustee”), and a supplemental indenture with respect to each series of the Notes between us and the Trustee dated as of July     , 2007 (the indenture, together with each supplemental indenture for the Notes, as applicable, being the “Indenture”). The terms of each supplemental indenture are substantially similar, but differ with respect to the maturity date, interest rate and redemption provisions, as more fully described below.

The following is a summary of the material provisions of the Indenture. It does not include all of the provisions of the Indenture. Although for convenience the 2012 Notes and the 2017 Notes are referred to collectively as the “Notes,” each will be issued as a separate series and will not together have any class voting rights. The following description of the particular terms of the Notes supplements the description in the accompanying prospectus of the general terms and provisions of our debt securities. To the extent that the following description of Notes is inconsistent with that general description in the prospectus, the following description replaces that in the prospectus.

We urge you to read the Indenture because it defines your rights. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). A copy of the form of Indenture has been filed as an exhibit to the registration statement of which this prospectus supplement is a part. For purposes of this section, references to “we,” “us” or “our” include only American Capital Strategies, Ltd. and not our subsidiaries.

The Notes will be our unsecured obligations, ranking equally in right of payment with all of our other senior unsecured obligations from time to time outstanding.

We will issue the Notes in fully registered form in denominations of $2,000 and integral multiples of $1,000 above that. The Trustee will initially act as paying agent and registrar for the Notes. The Notes may be presented for registration or transfer and exchange at the offices of the registrar. We may change any paying agent and registrar without notice to holders of the Notes (the “Holders”). We will pay principal (and premium, if any) on the Notes at the Trustee’s corporate office in New York, New York. At our option, interest may be paid at the Trustee’s corporate trust office or by check mailed to the registered address of Holders.

Principal, Maturity and Interest

The Notes are series of securities issued under the Indenture. The Indenture permits us to “re-open” each series without the consent of the Holders, and issue additional Notes of the same series at any time on the same terms (other than issuance date, initial interest accrual date and in some cases, the first interest payment dates) and conditions and with the same CUSIP number as the Notes of the applicable series being issued in this offering. The 2012 Notes will mature on     , 2012 and the 2017 Notes will mature on     , 2017.

Interest on the 2012 Notes and the 2017 Notes is calculated on the basis of a 360-day year comprised of twelve 30-day months.

Interest on the 2012 Notes and the 2017 Notes will be payable semiannually in cash. Interest will be paid on the 2012 Notes on each      and     , commencing     , 2008 to the persons who are registered Holders on each              and             . Interest will be paid on the 2017 Notes on each      and     , commencing on     , 2008 to the persons who are registered Holders at the close of business on each              and             .

If the maturity date of a Note or an interest payment date of a 2012 Note or a 2017 Note falls on a day that is not a Business Day (as defined on page S-4 of this prospectus supplement), the required payment of principal and interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the maturity date or such interest payment date, as the case may be, to the date of such payment on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance.

The Notes will not be entitled to the benefit of any mandatory sinking fund.

Optional Redemption

The Notes of each series may be redeemed in whole at any time or in part from time to time at our option, at a redemption price equal to accrued and unpaid interest on the principal amount being redeemed on the redemption date plus the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, and

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis at the Adjusted Treasury Rate, plus basis points for the 2012 Notes and basis points for the 2017 Notes, as the case may be.

“Adjusted Treasury Rate” means, with respect to any date of redemption, the rate per year equal to the semiannual equivalent yield to maturity or the interpolated yield to maturity (on a date count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that date of redemption.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any date of redemption, the average of the Reference Treasury Dealer Quotations for that date of redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations, or if the Trustee is provided fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations.

“Quotation Agent” means one Reference Treasury Dealer appointed by us.

“Reference Treasury Dealer” means each of J.P. Morgan Securities Inc. and Banc of America Securities LLC and their respective successors and any other primary treasury dealer we select. If any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City, we must substitute another primary treasury dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date of redemption, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us and the trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day before the date of redemption.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each Holder of the Notes to be redeemed. If we redeem only some of the Notes, the Trustee will determine the method for the selection of the particular Notes to be redeemed, in accordance with the Investment Company Act, to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Any exercise of our option to redeem the Notes will be done in compliance with the Investment Company Act, to the extent applicable.

Certain Covenants

The following additional covenants in the Indenture apply to the Notes.

Reports to Holders. If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto, to file any periodic reports with the Commission, we agree to furnish to the Holders of the Notes, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with generally accepted accounting principles at the time in the United States.

Asset Coverage Ratio. We agree that for the period of time during which the Notes are outstanding, we will maintain an “asset coverage,” as defined in the Investment Company Act, of at least 200%. The Investment Company Act currently defines “asset coverage” as the ratio which the value of our total assets less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing our indebtedness. The Investment Company Act currently defines “senior securities” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” as any senior security other than stock.

Legal Defeasance and Covenant Defeasance

The Notes are subject to defeasance in accordance with the defeasance procedures set forth in the Indenture and described in the “Defeasance and Covenant Defeasance” section beginning on page 102 of the accompanying prospectus.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect (except as to surviving rights or registration of transfer or exchange of the Notes, as expressly provided for in the Indenture) as to all outstanding Notes of a particular series when:

(1) either:

(a) all Notes of such series theretofore authenticated and delivered (except mutilated, lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by us and thereafter repaid to us or discharged from such trust) have been delivered to the Trustee for cancellation; or

(b) all Notes of such series not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their maturity date within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in our name and at our expense, and we have deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on such Notes to the date of deposit (in the case of Notes that have become due and payable) or to the maturity date or redemption date, as the case may be;

(2) we have paid all other sums payable under the Indenture by us; and

(3) we have delivered to the Trustee an officers’ certificate and an opinion of counsel stating that all conditions precedent under the Indenture relating to the satisfaction and discharge of the Indenture have been complied with.

Governing Law

The Indenture will provide that it and the Notes will be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

The Trustee

The Indenture will provide that, except during the continuance of an Event of Default, the Trustee will perform only such duties as are specifically set forth in the Indenture. During the existence of an Event of Default, the Trustee will exercise such rights and powers vested in it by the Indenture, and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. The Indenture and the provisions of the TIA contain certain limitations on the rights of the Trustee, should it become a creditor of us, to obtain payments of claims in certain cases or to realize on certain property received in respect of any such claim as security or otherwise. Subject to the TIA, the Trustee will be permitted to engage in other transactions; provided that if the Trustee acquires any conflicting interest as described in the TIA, it must eliminate such conflict or resign.

DTC, Euroclear and Clearstream, Luxembourg

The Depository Trust Company, or DTC, will act as securities depositary for the Notes. The Notes will be issued as fully-registered securities in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. This means that certificates will not be issued to each Holder. One fully-registered certificate will be issued for each of the 2012 Notes and the 2017 Notes, in the aggregate principal amount of such issue, and will be deposited with DTC. In addition, Holders may hold interests in the Notes through Clearstream Banking, société anonyme, which is referred to as “Clearstream, Luxembourg,” or Euroclear Bank S.A./N.V., as operator of the Euroclear System, which is referred to as “Euroclear,” in each case, as a participant in DTC. Euroclear and Clearstream, Luxembourg will hold interests, in each case, on behalf of their participants through customers’ securities accounts in the names of Euroclear and Clearstream, Luxembourg on the books of their respective depositaries, which in turn will hold such interests in customers’ securities in the depositaries’ names on DTC’s books.

Payments, deliveries, transfers, exchanges, notices and other matters relating to the Notes made through Euroclear or Clearstream, Luxembourg must comply with the rules and procedures of those systems. Those systems could change their rules and procedures at any time. We have no control over those systems or their participants, and we take no responsibility for their activities. Transactions between participants in Euroclear or Clearstream, Luxembourg, on the one hand, and other participants in DTC, on the other hand, would also be subject to DTC’s rules and procedures.

Holders will be able to make and receive through Euroclear and Clearstream, Luxembourg payments, deliveries, transfers, exchanges, notices and other transactions involving any securities held through those systems only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers and other institutions are open for business in the United States.

In addition, because of time-zone differences, U.S. Holders who hold their interests in the Notes through these systems and wish, on a particular day, to transfer their interests, or to receive or make a payment or delivery or exercise any other right with respect to their interests, may find that the transaction will not be effected until the next business day in Luxembourg or Brussels, as applicable. Thus, Holders who wish to exercise rights that expire on a particular day may need to act before the expiration date. In addition, Holders who hold their interests through both DTC and Euroclear or Clearstream, Luxembourg may need to make special arrangements to finance any purchase or sales of their interests between the U.S. and European clearing systems, and those transactions may settle later than transactions within one clearing system.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated as of the date of this prospectus supplement, the underwriters named below, for whom J.P. Morgan Securities Inc. and Banc of America Securities LLC are acting as representatives, have severally agreed to purchase, and we have agreed to sell to them, severally, the principal amount of Notes of each series set forth opposite their respective names below:

Underwriters	Principal amount of 2012 Notes		Principal amount of 2017 Notes
J.P. Morgan Securities Inc.	$		$
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
HSBC Securities (USA) Inc.

Total		$250,000,000		$250,000,000

The underwriters are offering the Notes subject to their acceptance of the Notes from us and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Notes offered by this prospectus supplement are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the Notes offered by this prospectus supplement if any such Notes are taken.

The underwriters initially propose to offer part of the Notes directly to the public at the offering prices described on the cover page of this prospectus supplement. In addition, the underwriters initially propose to offer the Notes to certain dealers at prices that represent a concession not in excess of             % of the principal amount of the 2012 Notes and             % of the principal amount of the 2017 Notes. Any underwriter may allow, and any such dealer my reallow, a concession not in excess of             % off the principal amount of the 2012 Notes and             % off the principal amount of the 2017 Notes to certain other dealers. After the initial offering of the Notes, the underwriters may from time to time vary the offering prices and other selling terms.

The following table shows the underwriting discounts that we will pay to the underwriters in connection with the offering of the Notes:

Paid by Us
Per 2012 Note		%
Per 2017 Note		%
Total	$

We have also agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments which the underwriters may be required to make in respect of any such liabilities.

In connection with the offering of the Notes, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the prices of the Notes. Specifically, the underwriters may overallot in connection with the offering of the Notes, creating syndicate short positions. In addition, the underwriters may bid for and purchase Notes in the open market to cover syndicate short positions or to stabilize the prices of the Notes. Finally, the underwriting syndicate may reclaim selling concessions allowed for distributing the Notes in the offering of the Notes, if the syndicate repurchases previously distributed Notes in syndicate covering transactions, stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market prices of the Notes above independent market levels. The underwriters are not required to engage in any of these activities, and may end any of them at any time.

The Notes are new issues of securities and there are currently no established trading markets for the Notes. We do not intend to apply for listing of the Notes on any securities exchange or quotation on an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any markets for the Notes. The underwriters have advised us that they currently intend to make a market in the Notes of each series. However, they are not obligated to do so, and any market making with respect to the Notes may be discontinued at any time without notice.

Expenses associated with this offering to be paid by us, other than underwriting discounts, are estimated to be approximately $            .

It is expected that delivery of the Notes will be made, against payment for the Notes, on or about July     , 2007, which will be the      business day following the pricing of the Notes. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, purchases or sales of securities in the secondary market generally are required to settle within three business days (T+3), unless the parties to any such transactions expressly agree otherwise. Accordingly, Holders of the Notes who wish to trade the Notes on the date of this prospectus supplement or the next succeeding business days will be required, because the Notes initially will settle within      business days (T+     ), to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Holders of the Notes who wish to trade on the date of this prospectus supplement or the next      succeeding business days should consult their own legal advisors.

From time to time in the ordinary course of their respective businesses, certain of the underwriters and their affiliates have engaged in and may in the future engage in commercial banking, derivatives and/or financial advisory, investment banking and other commercial transactions and services with us and our affiliates. Certain of the net proceeds from the sale of our Notes, not including underwriting compensation, will be paid to (1) affiliates of J.P. Morgan Securities Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc. and HSBC Securities (USA) Inc., each an underwriter, in connection with the repayment of debt owed under the New Revolving Facility and (2) affiliates of J.P Morgan Securities Inc., Banc of America Securities LLC and HSBC Securities (USA) Inc., each an underwriter, in connection with the repayment of debt owed under AFT I Facility. Accordingly, this offering is being conducted pursuant to Rule 2710(h) of the National Association of Securities Dealers, Inc.

The principal business address for J.P. Morgan Securities, Inc. is 270 Park Avenue, New York, New York, 10017. The principal business address for Banc of America Securities LLC is 9 West 57th Street, New York, New York 10019.

European economic area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, each underwriter has represented and agreed that, with effect from and including the date on which the Prospectus Directive is implemented in that Member State, it has not made and will not make an offer of Notes to the public in that Member State except that it may, with effect from and including such date, make an offer of Notes to the public in that Member State:

•	at any time to legal entities which are authorized or registered to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•

at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than £43,000,000; and (3) an annual net turnover of ore than £50,000,000, as shown in its last annual or consolidated accounts; or

•	at any time in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of the above, the expression an “offer of Notes to the public” in relation to any Notes in any Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in that Member State.

United Kingdom

Each underwriter has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of such Act does not apply to us and it has complied and will comply with all applicable provisions of such Act with respect to anything done by it in relation to any Notes in, from or otherwise involving the United Kingdom.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following summary discusses the material United States federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material United States federal estate tax consequences) applicable to an investment in the Notes. This discussion is not intended to be a comprehensive description of the income tax consequences which should be considered by a holder of the Notes. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. Please consult with your own tax advisor regarding the tax implications of your purchase of our Notes.

The forgoing is intended to discuss general United States federal income tax consequences of holding the Notes as capital assets within the meaning of Section 1221 of the Code and does not address persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, foreign personal holding companies, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. This discussion also does not address beneficial owners of the Notes other than the original purchasers who acquire the Notes in this offering for a price equal to their original “issue price” (as defined below). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that has a valid election (under applicable Treasury Regulations) to be treated as a United States person, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is not a U.S. holder. An individual may, with some exceptions, be deemed to be a resident alien subject to United States federal income tax, instead of a non-resident alien if certain conditions are met. You should speak with your tax advisor to properly determine your status. If a partnership holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation as a RIC

We have operated since October 1, 1997, so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code, we generally will not be subject to federal income tax on the portion of our taxable income and net capital gains we distribute to stockholders. “Investment company taxable income” generally means our taxable income, including net short-term capital gains but excluding the excess of net long-term capital gains over net short term capital losses. We will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions” as described below) an amount equal to or greater than the sum of (a) 98% of our “ordinary income” (generally, our taxable income excluding net short-term and long-term capital gains), (b) 98% of our “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (c) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year.

Our income for tax purposes, which determines the required distributions, may differ from our income as measured for other purposes. If we invest in certain options, futures, and forward contracts, we may be required to recognize unrealized gains and losses on those contracts at the end of our taxable year. In such event, 60% of any net gain or loss will generally be treated as long-term capital gain or loss and the remaining 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of our holding period for the investment and of the fact that we may not eventually experience such gain or loss. If we engage in certain hedging transactions, the results may be treated as a deemed sale of appreciated property, which may accelerate the gain on the hedged transaction.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year, and to make distributions accordingly.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from dividends, interest, net income from certain publicly traded partnerships, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets are invested in securities of one issuer (other than U.S. government securities or securities of other RICs), two or more issuers that are controlled (as determined under applicable rules) by us and are engaged in the same or similar or related trades or businesses, or one or more qualified publicly traded partnerships.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, if we qualify as a RIC, a portion of our distributions may be characterized as long-term capital gain in the hands of stockholders.

We received a ruling from the Internal Revenue Service (the “IRS”) clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if we realize or are treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be avoided by our payment of dividends.

Our wholly-owned consolidated subsidiaries as of March 31, 2007, American Capital Financial Services, Inc., American Capital-Asia, Ltd., and European Capital Financial Services (Guernsey) Limited, are ordinary corporations that are subject to corporate level federal and state income tax in their respective tax jurisdictions. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACAS Business Loan LLC, 2004-1, a limited liability company, ACAS Business Loan LLC, 2005-1, a limited liability company and ACAS Business Loan LLC, 2006-1, a limited liability company and ACAS Business Loan LLC, 2007-1, a limited liability company. These subsidiaries are disregarded as separate entities for federal income tax purposes.

Taxation of Note Holders

Based on current law, it is our opinion that the Notes will be treated as indebtedness in the Company for United States federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to the Notes consistent with this characterization.

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Special tax rules apply to debt securities issued with significant amounts of original issue discount, or “OID.” For United States federal income tax purposes, a debt security is considered to be issued for a significant amount of OID if its “stated redemption price at maturity” exceeds its “issue price” by an amount that equals or exceeds 0.25% of the stated redemption price at maturity multiplied by the number of complete years to its maturity. A debt security’s “stated redemption price at maturity” is the sum of all payments on the debt security other than payments of “qualified stated interest.” “Qualified stated interest” generally means stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at a single fixed rate, provided that the rate appropriately takes into account the length of intervals between payments, or at certain variable rates of interest or certain combinations. The “issue price” of each debt security in an issuance of debt securities is the first price at which a substantial amount of the debt securities in that issuance has been sold for cash, excluding sales to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers.

Although the issue price of the Notes will be less than their stated redemption price at maturity, the Notes will not be considered to be issued with OID for United States income tax purposes because the amount of the discount is considered to be de minimis under the foregoing rules.

Upon the sale, exchange, redemption or retirement of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Generally, for U.S. holders who are individuals, long-term capital gains are subject to a maximum tax rate of 15%, which maximum tax rate will increase to 20% for dispositions occurring during taxable years beginning on or after January 1, 2011 (18% if the U.S. holder held the Notes for more than 60 months at the time of the disposition and certain other requirements were satisfied). The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Taxation of Non-U.S. Holders. A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) in the case of interest income, the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder timely provides a statement on an Internal Revenue Service (IRS) Form W-8BEN (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to United States federal income tax withholding at a rate of 30% unless (i) the income is effectively connected with the conduct of a United States trade or business, in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a foreign corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption or retirement of a Note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 28% (which rate will increase to 31% for taxable years beginning on or after January 1, 2011) on, and to information reporting requirements with respect to, payments of principal or interest on, and to proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply. Non-U.S. holders generally are exempt from information reporting and backup withholding, provided, if necessary, that they demonstrate their qualification for exemption.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s United States federal income tax provided the required information is furnished to the IRS.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in our Notes, including the possible effect of any pending legislation or proposed regulations.

L EGAL MATTERS

The validity and enforceability of the Notes offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. and on behalf of the underwriters by Troutman Sanders LLP. From time to time, Troutman Sanders LLP has performed legal services for certain of our portfolio companies.

Samuel A. Flax, our Executive Vice President and General Counsel, served as counsel to Arnold & Porter LLP through December 31, 2005, and was previously a partner at that firm.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the debt securities offered by this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus, which is a part of the registration statement, do not contain all of the information set forth in the registration statement or the exhibits and schedules thereto. For further information with respect to our business and our debt securities, reference is made to the registration statement, including the exhibits and schedules thereto and the Statement of Additional Information (SAI), contained in the registration statement. You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. You will not be charged by us for this document. The SAI is incorporated by reference in its entirety in this prospectus supplement and the accompanying prospectus, and its table of contents appears on page 114 of the accompanying prospectus.

We also file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information, as well as the registration statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials may be obtained at prescribed rates. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Our common stock is listed on The NASDAQ Global Select Market and our corporate website is located at http://www.AmericanCapital.com. The information on our website is not deemed to be a part of this prospectus supplement or the accompanying prospectus.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	March 31, 2007	December 31, 2006
	(unaudited)
Assets
Investments at fair value (cost of $8,350 and $7,781, respectively)
Non-Control/Non-Affiliate investments (cost of $4,834 and $4,827, respectively)	$4,897	$4,869
Affiliate investments (cost of $682 and $536, respectively)	718	576
Control investments (cost of $2,832 and $2,416, respectively)	3,023	2,611
Derivative agreements (cost of $2 and $2, respectively)	15	20

Total investments at fair value	8,653	8,076
Cash and cash equivalents	153	77
Restricted cash	88	233
Interest receivable	62	44
Other	171	179

Total assets	$9,127	$8,609

Liabilities and Shareholders’ Equity
Debt (maturing within one year of $183 and $353, respectively)	$4,006	$3,926
Derivative agreements	15	13
Accrued dividends payable	137	130
Other	188	198

Total liabilities	4,346	4,267

Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 200.0 shares authorized, 161.7 and 151.6 issued and 157.5 and 147.6 outstanding, respectively	2	1
Capital in excess of par value	4,420	3,980
Notes receivable from sale of common stock	(7)	(7)
Undistributed net realized earnings	79	88
Net unrealized appreciation of investments	287	280

Total shareholders’ equity	4,781	4,342

Total liabilities and shareholders’ equity	$9,127	$8,609

Net asset value per share	$30.36	$29.42

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2007	2006
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$130	$68
Affiliate investments	17	11
Control investments	59	52

Total interest and dividend income	206	131

Asset management and other fee income
Non-Control/Non-Affiliate investments	7	18
Affiliate investments	1	—
Control investments	36	24

Total asset management and other fee income	44	42

Total operating income	250	173

OPERATING EXPENSES:
Interest	62	36
Salaries, benefits and stock-based compensation	51	23
General and administrative	25	15

Total operating expenses	138	74

OPERATING INCOME BEFORE INCOME TAXES	112	99
Benefit (provision) for income taxes	2	(6)

NET OPERATING INCOME	114	93

Net realized gain on investments
Non-Control/Non-Affiliate investments	2	5
Affiliate investments	—	5
Control investments	8	33
Derivative agreements	3	1

Total net realized gain on investments	13	44

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	6	3
Foreign currency translation	8	—
Derivative agreements	(7)	21

Total net unrealized appreciation of investments	7	24

Total net gain on investments	20	68
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	134	161
Cumulative effect of accounting change, net of tax	—	1

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134	$162

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.75	$0.77
Diluted	$0.73	$0.77
NET EARNINGS PER COMMON SHARE:
Basic	$0.88	$1.35
Diluted	$0.86	$1.34
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	152.7	119.9
Diluted	156.1	121.1
DIVIDENDS DECLARED PER COMMON SHARE	$0.89	$0.80

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2007	2006
Operations:
Net operating income	$114	$93
Net realized gain on investments	13	44
Net unrealized appreciation of investments	7	24
Cumulative effect of accounting change, net of tax	—	1

Net increase in net assets resulting from operations	134	162

Shareholder distributions:
Common stock dividends from net operating income	(114)	(93)
Common stock dividends in excess of net operating income	(23)	(3)

Net decrease in net assets resulting from shareholder distributions	(137)	(96)

Capital share transactions:
Issuance of common stock	418	154
Issuance of common stock under stock option plans	6	3
Issuance of common stock under dividend reinvestment plan	12	—
Purchase of common stock held in deferred compensation trusts	(10)	(1)
Stock-based compensation	18	3
Other	(2)	(2)

Net increase in net assets resulting from capital share transactions	442	157

Total increase in net assets	439	223
Net assets at beginning of period	4,342	2,898

Net assets at end of period	$4,781	$3,121

Net asset value per common share	$30.36	$25.30

Common stock outstanding at end of period	157.5	123.4

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Three Months Ended March 31,
	2007	2006
Operating activities:
Net increase in net assets resulting from operations	$134	$162
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net unrealized appreciation of investments	(7)	(24)
Net realized gain on investments	(13)	(44)
Accretion of loan discounts	(1)	(3)
Increase in accrued payment-in-kind interest and dividends	(37)	(29)
Collection of loan origination fees	5	5
Amortization of deferred finance costs and net debt premium	2	2
Stock-based compensation and other deferred compensation expense	18	3
Funding of deferred compensation plan	—	(26)
Increase in interest receivable	(18)	(3)
Decrease in other assets	8	5
Decrease in other liabilities	(10)	(22)
Other	2	2

Net cash provided by operating activities	83	28

Investing activities:
Purchases of investments	(1,050)	(891)
(Repayments) fundings on portfolio company revolving credit facility investments, net	(42)	8
Principal repayments	123	438
Proceeds from sale of debt investments	424	43
Collection of payment-in-kind notes, dividends and accreted loan discounts	3	7
Proceeds from sale of equity investments	20	99
Interest rate derivative settlements, net	3	1
Capital expenditures for property and equipment	(8)	(5)

Net cash used in investing activities	(527)	(300)

Financing activities:
Proceeds from asset securitizations	—	68
Draws on (repayment of) revolving credit facilities, net	281	(2)
Repayment of notes payable for asset securitizations	—	(61)
Proceeds from unsecured debt issuance	—	22
(Repayments) proceeds from TRS facility, net	(201)	25
Proceeds from debt service escrows	145	38
Issuance of common stock	424	157
Purchase of common stock held in deferred compensation trusts	(10)	(1)
Distributions paid	(118)	(3)
Other	(1)	—

Net cash provided by financing activities	520	243

Net increase (decrease) in cash and cash equivalents	76	(29)
Cash and cash equivalents at beginning of period	77	97

Cash and cash equivalents at end of period	$153	$68

Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment plan	$12	$—

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2007	2006
Per Share Data:
Net asset value at beginning of the period	$29.42	$24.37

Net operating income(1)	0.75	0.77
Net realized gain on investments(1)	0.09	0.37
Net unrealized appreciation on investments(1)	0.04	0.20
Cumulative effect of accounting change, net of tax(1)	—	0.01

Net increase net assets resulting from operations(1)	0.88	1.35
Issuance of common stock	0.88	0.39
Distribution of net investment income	(0.89)	(0.80)
Other, net(2)	0.07	(0.01)

Net asset value at end of period	$30.36	$25.30

Ratio/Supplemental Data:
Per share market value at end of period	$44.31	$35.16
Total loss(3)	(2.2)%	(0.6)%
Shares outstanding at end of period	157.5	123.4
Net assets at end of period	$4,781	$3,121
Average net assets	$4,562	$3,009
Average debt outstanding(4)	$4,011	$2,431
Average debt per common share(1)	$26.27	$20.28
Ratio of operating expenses, net of interest expense, to average net assets	1.67%	1.28%
Ratio of interest expense to average net assets	1.36%	1.20%

Ratio of operating expenses to average net assets	3.03%	2.48%
Ratio of net operating income to average net assets	2.50%	3.09%

(1)	Weighted average basic per share data.
(2)	Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options in excess of GAAP expense credited to additional paid-in capital, repayments of notes receivable from the sale of common stock and the issuance of non-recourse notes to purchase common stock and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total loss is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan, which includes a 5% discount on shares purchased through the reinvested dividends.
(4)	Based on a daily weighted average balance of debt outstanding for the period.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)	$—	$0.2	$—
Affordable Care Holding	Health Care Providers &	Senior Debt (8.6%, Due 11/12)	3.0	3.0	3.0
Corp.	Services	Subordinated Debt (15%, Due 11/13 – 11/14)(7)	51.6	50.8	50.8
		Convertible Preferred Stock (84,952 shares)		87.5	87.5
		Common Stock (21,238,000 shares)(1)		21.3	21.3

				162.6	162.6
A.H. Harris & Sons, Inc.	Distributors	Common Stock Warrants (2,004 shares)(1)		0.5	3.2
Algoma Holding Company	Building Products	Subordinated Debt (16.0%, Due 4/13)(7)	7.8	7.7	7.7
		Convertible Preferred Stock (28,000 shares)(1)		2.8	10.9

				10.5	18.6
American Capital Equity I, LLC	Diversified Financial Services	Senior Debt (7.6%, Due 10/07)	1.1	1.1	1.1
Appleseed’s Topco, Inc.	Internet & Catalog Retail	Common Stock (679,490 shares)(1)		2.1	2.1
Aspect Software	IT Services	Senior Debt (12.4%, Due 7/12)	20.0	19.8	19.8
Astrodyne Corporation	Electrical Equipment	Senior Debt (13.3%, Due 4/11)(7)	6.5	6.4	6.4
		Subordinated Debt (12.0%, Due 4/12)(7)	11.0	10.9	10.9
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (386,894 shares)		7.9	10.9

				25.2	28.2
Avanti Park Place LLC	Real Estate	Senior Debt (8.3%, Due 6/10)(7)	6.4	6.4	6.4
Axygen Holdings Corporation	Health Care Equipment	Senior Debt (8.6%, Due 12/12)	2.0	1.9	1.9
	& Supplies	Subordinated Debt (14.5%, Due 9/14)(7)	58.8	58.0	58.0
		Redeemable Preferred Stock (246,400 shares)		44.5	44.5
		Convertible Preferred Stock (58,520 shares)		15.7	15.7
		Common Stock (3,080 shares)(1)		0.3	0.4
		Common Stock Warrants (246,400 shares)(1)		23.0	28.9

				143.4	149.4
BarrierSafe Solutions	Commercial Services &	Senior Debt (13.8%, Due 9/10)(7)	13.7	13.6	13.6
International, Inc.	Supplies	Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	54.0	53.5	53.5

				67.1	67.1
Barton Cotton Holding	Commercial Services &	Senior Debt (8.8%, Due 4/11 – 4/12)(7)	38.4	37.7	37.7
Corporation	Supplies	Subordinated Debt (14.0%, Due 9/13)(7)	29.3	28.9	28.9
		Redeemable Preferred Stock (33,936 shares)(1)		20.1	20.1
		Convertible Preferred Stock (80,640 shares)(1)		8.1	8.1
		Common Stock Warrants (150,827 shares)(1)		15.0	12.9

				109.8	107.7
BBB Industries, LLC	Auto Components	Senior Debt (11.3%, Due 6/13)(7)	94.0	92.5	92.5
Berry-Hill Galleries, Inc.	Distributors	Senior Debt (15.8%, Due 9/08 – 3/12)	35.1	34.7	34.7
		Common Stock Warrants (1)		—	—

				34.7	34.7
BLI Partners, LLC	Personal Products	Common Membership (1 unit)(1)		17.3	—
Breeze Industrial Products	Auto Components	Senior Debt (11.8%, Due 8/13)(7)	19.0	18.7	18.7
Corporation		Subordinated Debt (14.3%, Due 8/13 – 8/15)(7)	33.4	33.0	33.0

				51.7	51.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
BSW Investors II, LLC	Real Estate	Senior Debt (7.3%, Due 8/28)(7)	2.0	2.0	2.0
Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	118.9	117.4	117.4
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (11.4%, Due 7/12)(7)	8.0	8.0	8.0
CAMP Systems International, Inc.	Transportation Infrastructure	Senior Debt (11.1%, Due 9/14)(7)	38.0	37.6	37.6
CH Holding Corp.	Leisure Equipment &	Senior Debt (12.3%, Due 5/11)	14.0	13.8	13.8
	Products	Redeemable Preferred Stock (21,215 shares)(1)		42.8	2.8
		Convertible Preferred Stock (665,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				56.6	16.6
CIBT Global Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 5/12)(7)	67.2	66.2	66.2
CL Holding Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.8%, Due 3/10)(7) Redeemable Preferred Stock (8,295 shares)(1)	16.8	15.6 0.3	15.6 0.3
		Common Stock (8,295 shares)(1)		—	—
		Preferred Stock Warrants (1,095 shares)(1)		—	—
		Common Stock Warrants (197,322 shares)(1)		5.4	1.4

				21.3	17.3
Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7) Convertible Preferred Stock (28,027 shares)	12.5	12.3 1.1	12.3 1.1

				13.4	13.4
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)(7)	14.0	11.8	11.8
		Redeemable Preferred Stock (1,400,000 shares)		1.4	1.4
		Common Stock Warrants (5,240,521 shares)(1)		3.6	9.3

				16.8	22.5
DelStar, Inc.	Building Products	Subordinated Debt (14.0%, Due 12/12)(7)	18.1	17.8	17.8
		Redeemable Preferred Stock (31,955 shares)		15.0	15.0
		Convertible Preferred Stock (35,505 shares)		3.8	3.8
		Common Stock Warrants (106,891 shares)(1)		20.3	30.0

				56.9	66.6
Direct Marketing International LLC	Media	Subordinated Debt (14.2%, Due 7/12)(7)	28.0	27.6	27.6
EAG Acquisition, LLC	Commercial Services & Supplies	Senior Debt (9.3%, Due 9/10)(7) Subordinated Debt (16.0%, Due 9/11)(7)	63.5 25.7	62.5 25.4	62.5 25.4
		Redeemable Preferred Stock (4,900,000 shares)		5.6	5.6
		Common stock warrents (4,900,000 shares)(1)		—	26.0

				93.5	119.5
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units (2,386,549 units)(1)		0.9	5.1

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
Edline, LLC	Software	Subordinated Debt (14.0%, Due 7/13)(7)	17.5	13.1	13.1
		Membership Warrants (6,447,500 units)(1)		6.0	7.6

				19.1	20.7
FAMS Acquisition, Inc.	Diversified Financial Services	Senior Debt (11.9%, Due 8/10 – 8/11)(7) Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	27.1 25.0	26.7 24.7	26.7 24.7
		Convertible Preferred Stock (1,034,290 shares)(1)		25.1	36.2

				76.5	87.6
FCC Holdings, LLC	Commercial Banks	Senior Debt (13.0%, Due 8/09)(7)	25.0	24.8	24.8
Forest Alaska Operating LLC	Oil, Gas & Consumable Fuels	Senior Debt (11.8%, Due 12/11)	37.5	37.5	37.5
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)(6) Common Stock Warrants (122,397 shares)(1)	15.6	12.9 0.1	8.2 —

				13.0	8.2
FPI Holding Corporation	Food Products	Senior Debt (8.8%, Due 5/11 – 5/12)	57.7	56.8	56.8
		Subordinated Debt (15.0%, Due 5/13)(7)	39.0	38.4	38.4
		Convertible Preferred Stock (26,074 shares)		29.9	29.9
		Common Stock (6,518 shares)(1)		7.0	7.0

				132.1	132.1
FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt (11.7%, Due 4/11 – 5/11)(7) Subordinated Debt (15.0%, Due 5/12)(7) Redeemable Preferred Stock (5,860,400 shares)	18.0 9.6	17.8 9.4 9.6	17.8 9.4 9.6
		Convertible Preferred Stock (2,930,200 shares)		1.2	1.4
		Common Stock (2,930,200 shares)(1)		1.2	1.6

				39.2	39.8
Haband Company, Inc.	Internet & Catalog Retail	Senior Debt (8.8%, Due 10/11 – 10/12)	3.0	3.0	3.0
		Subordinated Debt (13.1%, Due 10/13)(7)	29.1	28.7	28.7

				31.7	31.7
HomeAway, Inc.	Diversified Consumer Services	Senior Debt (11.1%, Due 10/12) Redeemable Preferred Stock (461,446 shares)	59.3	58.4 0.8	58.4 0.8
		Convertible Preferred Stock (1,680,000 shares)		8.6	8.6
		Common Stock (461,447 shares)(1)		1.0	1.0

				68.8	68.8
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7) Redeemable Preferred Stock (3,500 shares)	32.4	32.1 5.3	32.1 5.3

				37.4	37.4
Infiltrator Systems, Inc.	Building Products	Senior Debt (12.3%, Due 10/13)(7)	52.2	51.4	51.4
Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt (12.8%, Due 3/13) Subordinated Debt (15.0%, Due 3/14)(7)	11.5 17.2	11.4 16.9	11.4 16.9
		Convertible Preferred Stock (17,150 shares)		18.6	35.2

				46.9	63.5
Inovis International, Inc.	Software	Senior Debt (11.8%, Due 5/10)(7)	88.0	87.0	87.0
Intergraph Corporation	Software	Senior Debt (11.4%, Due 12/14)	3.0	3.0	3.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
Johnny Appleseed’s Inc.	Internet & Catalog Retail	Subordinated Debt (14.5%, Due 2/12)(7)	18.3	18.1	18.1
Jones Stephens Corp.	Building Products	Subordinated Debt (13.5%, Due 9/13 – 9/14)(7)	22.6	22.2	22.2
J-Pac, LLC	Health Care Equipment & Supplies	Senior Debt (12.0%, Due 1/12 – 1/14 )(7)	25.3	25.0	25.0
Lakeshore Drive in Plaza, LLC	Real Estate	Senior Debt (6.1%, Due 4/16)(7)	1.3	1.3	1.3
LTM Enterprises, Inc.	Personal Products	Senior Debt (13.4%, Due 11/11)	19.2	19.1	19.1
MagnaCare Holdings, Inc.	Health Care Providers & Services	Subordinated Debt (14.0%, Due 1/13)(7)	13.8	13.7	13.7
Medical Billing Holdings, Inc.	Commercial Services & Supplies	Senior Subordinated Debt (15.0%, Due 9/13)(7) Convertible Preferred Stock (15,848 shares)	10.2	10.0 16.6	10.0 20.9
		Common Stock (3,962,000 shares)(1)		4.0	5.0

				30.6	35.9
Middleton Properties II, LLC	Real Estate	Senior Debt (5.9%, Due 4/12)(7)	2.8	2.7	2.7
Milton’s Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8.5	8.4	8.4
Mirion Technologies	Electrical Equipment	Senior Debt (9.9%, Due 5/08 – 11/11)(7)	109.0	108.2	108.8
		Subordinated Debt (15.2%, Due 9/09 – 5/12)(7)	47.5	47.0	47.0
		Convertible Preferred Stock (523,203 shares)		47.1	46.2
		Common Stock (29,422 shares)(1)		3.3	8.4
		Common Stock Warrants (266,245 shares)(1)		22.3	51.6

				227.9	262.0
MTS Group, LLC	Textiles, Apparel & Luxury Goods	Senior Debt (11.8%, Due 10/08 – 10/11)(7) Subordinated Debt (16.0%, Due 10/12)(7)	19.9 16.8	19.6 16.6	19.6 16.6
		Common Stock (558,214 shares)(1)		0.7	0.7

				36.9	36.9
National Processing Company Group, Inc.	Diversified Financial Services	Senior Debt (11.9%, Due 9/14)(7)	53.0	52.8	52.8
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt (7.7%, Due 10/15)(7)	6.1	6.1	6.1
Nursery Supplies, Inc.	Containers & Packaging	Senior Subordinated Debt (13.0%, Due 7/08)(7)	10.2	10.2	10.2
		Junior Subordinated Debt (15.0%, Due 7/08)(6)	10.6	9.2	7.5

				19.4	17.7
Pan Am International Flight Academy, Inc.	Commercial Services & Supplies	Senior Debt (9.3%, Due 4/12)(7) Senior Subordinated Debt (16.0%, Due 7/13)(7)	20.0 26.1	19.7 25.8	19.7 25.8
		Convertible Preferred Stock (9,888 shares)(1)		9.9	2.7

				55.4	48.2
PHC Acquisition, Inc.	Diversified Consumer Services	Subordinated Debt (14.7%, Due 3/12 – 3/13)(7) Convertible Preferred Stock (7,872 shares)(1)	24.9	24.5 0.4	24.5 0.5
		Common Stock (635,384 shares)(1)		27.7	42.8

				52.6	67.8

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.3%, Due 12/12)(7) Subordinated Debt (15.0%, Due 12/14)(7)	14.9 15.0	14.6 14.8	14.6 14.8
		Convertible Preferred Stock (240,984 shares)		2.9	2.9
		Common Stock (60,246 shares)(1)		0.7	0.7

				33.0	33.0
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (11.8%, Due 12/10 – 12/11)(7) Subordinated Debt (15.0%, Due 12/12)(7)	24.1 16.9	24.0 16.9	24.0 16.9

				40.9	40.9
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2.6	6.0
Preferred Development, LLC	Real Estate	Senior Debt (7.8%, Due 12/22)(7)	2.7	2.7	2.7
Roarke – Money Mailer, LLC	Media	Common Membership Units (24,500 shares)(1)		1.1	2.8
Rocky Shoes & Boots, Inc. (2)	Textiles, Apparel & Luxury Goods	Senior Debt (13.8%, Due 1/11)(7)	10.0	9.9	9.9
RTL Acquisition Corp.	Health Care Providers & Services	Senior Debt (8.8%, Due 2/11) Subordinated Debt (14.0%, Due 2/13)(7)	0.3 16.4	0.2 16.1	0.2 16.1
		Redeemable Preferred Stock (71,377shares)		9.3	9.3
		Convertible Preferred Stock (155,013 shares)(1)		7.1	7.4
		Common Stock (8,159 shares)(1)		0.4	0.1
		Common Stock Warrants (71,377 shares)(1)		3.2	3.8

				36.3	36.9
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.5%, Due 7/09 – 6/10)(7) Subordinated Debt (14.5%, Due 6/11 – 6/12)(7)	22.9 13.2	22.7 13.0	22.7 13.0
		Redeemable Preferred Stock (7,700 shares)(1)		4.8	0.2
		Convertible Preferred Stock (2,100 shares)(1)		0.2	—
		Preferred Stock Warrants (35,522 shares)(1)		3.5	—

				44.2	35.9
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (67,973 shares)(1)		4.6	1.9
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10.5	10.0	10.0
		Common Stock Warrants (5,187 shares)(1)		0.5	0.8

				10.5	10.8
SDP Consulting, Inc.	Construction & Engineering	Senior Debt (10.6%, Due 5/11 – 5/12)(7)	140.7	138.9	138.9
		Common Stock (35,000 shares)(1)		0.1	0.1

				139.0	139.0
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (11.9%, Due 8/09 – 8/12)(7)	20.2	20.1	20.1
Specialty Brands of America, Inc.	Food Products	Senior Debt (11.1%, Due 12/09 – 5/11)(7) Subordinated Debt (13.4%, Due 9/08 – 5/14)(7)	16.6 40.3	16.4 40.1	16.4 40.1
		Redeemable Preferred Stock (146,513 shares)		12.2	12.2
		Convertible Preferred Stock (130,165 shares)		13.9	15.4
		Common Stock (23,741shares)(1)		2.4	4.3
		Common Stock Warrants (68,225 shares)(1)		6.8	14.3

				91.8	102.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt (12.0%, Due 8/12 – 8/13)	45.0	44.3	44.3
		Senior Subordinated Debt (15.3%, Due 8/14 – 8/15)(7)	40.1	39.5	39.5
		Convertible Preferred Stock (68,065 shares)(1)		32.9	26.0
		Common Stock (68,065 shares)(1)		—	—

				116.7	109.8
SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt (12.4%, Due 9/12)(7) Subordinated Debt (14.0%, Due 9/13)(7)	12.5 19.2	12.3 18.9	12.3 18.9
		Convertible Preferred Stock (357,700 shares)		27.8	50.7

				59.0	81.9
STB Holdings, Inc.	Commercial Services and Supplies	Senior Debt (8.6%, Due 6/12) Subordinated Debt (14.0%, Due 6/13 – 6/14)(7)	3.0 85.4	3.0 84.2	3.0 84.2
		Convertible Preferred Stock (92,400 shares)		98.4	98.4
		Common Stock (23,100,000 shares)(1)		23.1	16.5

				208.7	202.1
Stein World, LLC	Household Durables	Senior Debt (13.3%, Due 10/11)	8.8	8.7	8.7
		Subordinated Debt (19.3%, Due 10/12 – 10/13)(6)	25.7	22.4	4.1

				31.1	12.8
Summit Global Logistics, Inc(2)	Road & Rail	Common Stock (99,690 shares)(1) Common Stock Warrants (19,800 shares)(1)		1.0 —	1.0 —

				1.0	1.0
Supreme Corq Holdings, LLC	Household Products	Senior Debt (8.8%, Due 6/09)	4.3	4.2	4.2
		Subordinated Debt (12.0%, Due 6/12)(6)	5.0	4.0	—
		Common membership Warrants (3,359 shares)(1)		0.4	—

				8.6	4.2
Tanenbaum-Harber Co. Holdings, Inc.	Insurance	Senior Debt (9.0%, Due 3/13) Subordinated Debt (13.0%, Due 3/14)(7)	5.8 14.2	5.7 14.0	5.7 14.0
		Redeemable Preferred Stock (338 shares)		0.4	0.4
		Common Stock (3,755 shares)(1)		—	—

				20.1	20.1
TechFin Capital Corporation	Diversified Financial Services	Convertible Preferred Stock (14,000,000 shares)(1)		17.5	17.5
Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants (792,149 shares)(1)		1.7	4.5
The Arthur Gilbert & Rosalinde Gilbert 1982 Trust	Real Estate	Senior Debt (9.5%, Due 1/17)(7)	5.9	5.9	5.9
The Tensar Corporation	Construction & Engineering	Senior Debt (12.6%, Due 4/13)(7)	82.0	80.9	80.9
		Subordinated Debt (17.5%, Due 10/13)	32.7	32.4	32.4

				113.3	113.3
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Senior Debt (11.6%, Due 12/11 – 12/13)(7) Subordinated Debt (14.0%, Due 12/14)(7)	50.6 40.2	49.7 39.6	49.7 39.6
		Preferred Unit (14,000,000 units)(1)		8.5	8.5
		Preferred Unit Warrants (2,400,269 units)(1)		5.7	5.7

				103.5	103.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
ThreeSixty Sourcing, Inc. (3)	Commercial Services & Supplies	Senior Debt (13.3%, Due 9/08)	7.0	7.0	7.0
		Common Stock Warrants (35 shares)(1)		4.1	—

				11.1	7.0
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 8/13)(7)	54.0	53.7	53.7
Trigeant, Ltd.	Oil, Gas & Consumable Fuels	Senior Debt (14.3%, Due 12/11)	21.8	21.4	21.4
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt (12.8%, Due 11/11)(7) Subordinated Debt (13.8%, Due 5/12)(7)	12.0 14.5	11.9 14.3	11.9 14.3
		Common Stock (1,400,000 shares)(1)		1.4	3.0

				27.6	29.2
TZ Holdings, Inc.	Diversified Telecommunication Services	Common Stock (12,281 shares)(1)		0.7	—
UFG Holding Corp.	Food Products	Subordinated Debt (15.0%, Due 5/15 – 5/16)(7)	53.4	52.6	52.6
		Redeemable Preferred Stock (24,737 shares)(1)		15.1	15.1
		Convertible Preferred Stock (30,921 shares)(1)		3.1	—
		Common Stock (30,921 shares)(1)		12.7	4.9

				83.5	72.6
Unique Fabricating Incorporated	Auto Components	Senior Debt (14.1%, Due 2/10 – 2/12)(7) Subordinated Debt (17.0%, Due 2/13)(7)	6.2 7.2	6.1 7.1	6.1 7.1
		Redeemable Preferred Stock (1,750 shares)(1)		1.8	1.8
		Common Stock Warrants (4,445 shares)(1)		0.2	0.2

				15.2	15.2
Varel Holdings, Inc.	Energy Equipment & Services	Senior Debt (11.5%, Due 10/11 – 3/12)(7) Subordinated Debt (14.0%, Due 4/12)	56.3 10.7	55.6 9.7	55.6 9.7
		Common Stock Warrants (22,256 shares)(1)		0.8	0.8

				66.1	66.1
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt (9.0%, Due 12/11 – 12/12)(7)	33.3	32.7	32.7
		Subordinated Debt (14.0%, Due 12/13)(7)	20.2	19.9	19.9

				52.6	52.6
Visador Holding Corp.	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10.9	10.6	10.6
		Common Stock Warrants (4,284 shares)(1)		0.5	0.4

				11.1	11.0
WIL Research Holding Company, Inc.	Biotechnology	Convertible Preferred Stock (862,323 shares)		0.6	1.5
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 12/11 – 12/13)(7)	40.5	39.9	39.9

CMBS INVESTMENTS

Banc of America Commercial Mortgage Trust 2006-3	Real Estate	Commercial Mortgage Pass-Through Certificates (5.5%, Due 7/16 – 8/16)(7)	55.5	30.0	30.4
Banc of America Commercial Mortgage Trust 2006-4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.4%, Due 9/16)(7)	13.4	11.0	11.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
Banc of America Commercial Mortgage Trust 2007-1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.2%, Due 2/17 – 11/21)(7)	76.9	36.2	36.2
CD 2007-CD4 Commercial Mortgage Trust	Real Estate	Commercial Mortgage Pass-Through Certificates (5.0%, Due 4/17)(7)	145.0	72.0	72.0
Citigroup Commercial Mortgage Securites Trust 2006-C5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 11/16)(7)	11.7	9.6	9.4
Credit Suisse Commercial Mortgage Trust 2006-C5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 12/16)(7)	14.7	11.8	11.6
GE Commercial Mortgage Corporation, Series 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 3/16)(7)	8.9	7.3	7.4
Greenwhich Capital Commercial Mortgage Trust 2007-GG9	Real Estate	Commercial Mortgage Pass-Through Certificates (5.2%, Due 2/17)(7)	25.4	20.5	20.5
GS Morgtage Securities Trust 2006-GG8	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/16)(7)	18.6	15.2	14.8
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.0%, Due 12/15)	136.2	78.4	79.6
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC17	Real Estate	Commercial Mortgage Pass-Through Certificates (5.2%, Due 11/16)(7)	62.1	28.4	28.4
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/15 – 5/17)(7)	16.3	13.0	13.7
J.P. Morgan-CIBC Commercial Mortgage-Backed Securities Trust 2006-RR1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 10/17 – 8/20)	11.8	7.7	8.0
LB-UBS Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 5/21)(7)	48.5	25.9	26.6
LB-UBS Commercial Mortgage Trust 2006-C7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 11/16)(7)	53.1	25.1	24.7
Merrill Lynch Mortgage Trust 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 5/16 – 12/25)(7)	71.6	40.2	41.3
ML-CFC Commercial Mortgage Trust 2006-C2	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 6/16 – 7/17)(7)	57.5	31.9	32.8
ML-CFC Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (4.9%, Due 12/16)(7)	22.2	17.6	17.5
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 2/16 – 11/28)(7)	130.0	62.9	63.8

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 8/16)(7)	46.7	23.7	24.5
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/16)(7)	92.5	46.8	46.6

CDO INVESTMENTS

Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares (5,000 shares)		4.1	4.5
Ares IIIR/IVR	Diversified Financial Services	Preference Shares (20,000 shares)		18.5	18.5
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes (15,000 shares)		14.9	14.9
Cent CDO 12 Limited	Diversified Financial Services	Income Notes (26,355,270 shares)		24.6	24.6
CoLTs 2005-1 Ltd.	Diversified Financial Services	Preference Shares (360 shares)		6.5	8.9
CoLTs 2005-2 Ltd.	Diversified Financial Services	Preference Shares (34,170,000 shares)		32.5	33.0
Flagship CLO V	Diversified Financial Services	Preference Shares (15,000 shares)		15.0	15.0
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes (6,700,000 shares)		6.4	7.4
Mayport CLO Ltd.	Diversified Financial Services	Income Notes (14,000 shares)		13.5	13.5
NYLIM Flatiron CLO 2006-1 LTD.	Diversified Financial Services	Preference Shares (10,000 shares)		10.2	10.2
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Income Notes (14,000,000 shares)		13.3	13.3
Vitesse CLO, Ltd.	Diversified Financial Services	Preference Shares (15,00,000 shares)		14.7	13.2
ZAIS Investment Grade Limited IX	Diversified Financial Services	Income Notes (14,500 shares)		13.2	13.2
Subtotal Non-Control / Non-Affiliate Investments (56% of total investment assets and liabilities at fair value)				4,833.6	4,896.7

AFFILIATE INVESTMENTS

Aptara, Inc.	IT Services	Subordinated Debt (15.5%, Due 8/09)(7)	51.2	50.7	50.7
		Convertible Preferred Stock (3,061,225 shares)(1)		10.5	24.7

				61.2	75.4
CCCI Holdings, Inc.	Diversified Consumer Services	Senior Debt (11.4%, Due 12/12)(7) Convertible Preferred Stock (876,269 shares)(1)	74.3	73.1 5.8	73.1 8.6

				78.9	81.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
Cinelease, Inc.	Electronic Equipment & Instruments	Senior Debt (11.3%, Due 3/12 – 3/13)(7) Common Stock (700 shares)(1)	56.5	55.9 0.7	55.9 0.7

				56.6	56.6
Coghead, Inc.	Internet Software & Services	Convertible Preferred Stock (6,591,750 shares)(1)		3.2	3.2
Geosign Corporation	Internet Software & Services	Subordinated Convertible Debt (6.5%, Due 3/14)	48.3	48.3	48.3
		Convertible Preferred Stock (10,465,573 shares)(1)		78.4	78.4

				126.7	126.7
IS Holdings I, Inc.	Software	Senior Debt (12.1%, Due 10/12)(7)	8.0	7.9	7.9
		Redeemable Preferred Stock (2,772 shares)		2.9	2.9
		Common Stock (1,400,000 shares)(1)		—	—

				10.8	10.8
Kirby Lester Holdings, LLC	Health Care Equipment & Supplies	Senior Debt (11.8%, Due 9/10 – 9/12)(7) Subordinated Debt (16.0%, Due 9/13)	11.7 12.2	11.6 12.0	11.6 12.0

				23.6	23.6
Marcal Paper Mills. Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	—
		Common Stock (146,478 shares)(1)		—	—

				—	—
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock (15,086,208 shares)(1)		8.8	8.8
NBD Holdings Corp.	Diversified Financial Services	Senior Subordinated Debt (14.0%, Due 8/13)(7) Convertible Preferred Stock (101,072 shares)(1)	43.7	43.1 11.0	43.1 11.0
		Common Stock (760,570 shares)(1)		0.1	0.1

				54.2	54.2
Nivel Holdings, LLC	Distributors	Senior Debt (8.6%, Due 4/11)	0.9	0.9	0.9
		Subordinated Debt (14.9%, Due 4/13 – 4/14)(7)	16.9	16.6	16.6

				17.5	17.5
NPC Holdings, Inc.	Building Products	Senior Debt (12.0%, Due 6/08 – 6/12)(7)	5.1	5.0	5.0
		Subordinated Debt (15.0%, Due 6/13)(7)	8.4	8.3	8.3
		Redeemable Preferred Stock (9,293 shares)		7.6	7.6
		Convertible Preferred Stock (9,583 shares)		1.0	1.0
		Preferred Stock Warrants (30,647 shares)(1)		3.1	3.1
		Common Stock (56 shares)(1)		—	—

				25.0	25.0
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (17.0%, Due 12/12)(7) Redeemable Preferred Stock (3,150,000 shares)(1)	30.4	30.1 3.1	30.1 0.7
		Common Units (350,000 units)(1)		0.4	—

				33.6	30.8
Radar Detection Holdings Corp	Household Durables	Senior Debt (12.6%, Due 11/12)(7) Common Stock (48,857 shares)(1)	13.0	13.0 0.7	13.0 7.5

				13.7	20.5
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (15.0%, Due 8/12)(7)	18.2	18.0	18.0
		Common Stock (7,000 shares)(1)		7.0	2.7

				25.0	20.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
Seroyal Holdings, L.P. (3)	Health Care Equipment & Supplies	Senior Debt (16.3%, Due 12/10)(7) Subordinated Debt (14.5%, Due 12/11)(7)	3.0 9.4	2.9 9.0	2.9 9.0
		Redeemable Preferred Partnership Units (40,000 units)(1)		0.5	0.6
		Partnership Units (114,406 units)(1)		1.0	2.0

				13.4	14.5
Small Smiles Holding Company, LLC	Health Care Providers & Services	Subordinated Debt (14.9%, Due 9/13 – 9/14)(7)	91.3	90.1	90.1
The Hygenic Corporation	Health Care Equipment & Supplies	Senior Debt (12.3%, Due 10/12)(7) Redeemable Preferred Stock (6,510 shares)	18.0	17.8 8.2	17.8 8.2
		Common Stock (143,907 shares)(1)		0.8	22.5

				26.8	48.5
Tymphany Corporation	Electronic Equipment & Instruments	Convertible Preferred Stock (6,306,065 shares)(1)		10.0	4.8
WFS Holding, Inc.	Software	Convertible Preferred Stock (24.500,000 shares)(1)		2.9	5.0
Subtotal Affiliate Investments (8% of total investment assets and liabilities at fair value)				682.0	718.4

CONTROL INVESTMENTS

ACAS Equity Holdings Corp.	Diversified Financial Services	Common Stock (700 shares)(1)		18.2	19.8
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		22.1	21.9
ACES Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt (11.4%,1/17)(7) Common Membership Units(70,000 shares)	42.4	42.0 55.2	42.0 55.2

				97.2	97.2
ACSAB, LLC	Oil, Gas & Consumable Fuels	Subordinated Debt (16.7%, Due 9/07 – 2/15) Convertible Preferred Membership Units (297,497 units)	46.2	45.7 30.3	45.7 82.2

				76.0	127.9
Aeriform Corporation	Chemicals	Subordinated Debt (0.0%, Due 5/09)(1)	7.2	6.1	3.2
American Capital Asset Management, LLC	Diversified Financial Services	Common Membership (100% membership interest)		—	—
American Capital Equity Management, LLC	Diversified Financial Services	Common Membership (100% membership interest)		16.0	36.0
American Driveline Systems, Inc.	Commercial Services & Supplies	Subordinated Debt (14.0%, Due 8/13 – 8/14)(7) Redeemable Preferred Stock (484,334 shares)	40.6	40.0 32.1	40.0 32.1
		Common Stock(154,515 shares)(1)		13.1	17.6
		Common Stock Warrants (244,205 shares)(1)		20.8	27.8

				106.0	117.5
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (12.3%, Due 12/07) Subordinated Debt (13.9%, Due 4/07 – 3/09)	5.3 21.4	5.2 5.8	5.2 5.8
		Subordinated Debt (14.0%, Due 3/09)(6)		7.3	5.9
		Convertible Preferred Stock (9,310,910 shares)(1)		1.9	—

				20.2	16.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
BPWest, Inc.	Energy Equipment & Services	Senior Debt (8.8%, Due 9/12)(7) Subordinated Debt (15.0%, Due 7/12)(7)	2.8 8.3	2.7 8.2	2.7 8.2
		Redeemable Preferred Stock (6,203 shares)		6.7	6.9
		Common Stock (620,362 shares)(1)		—	38.0

				17.6	55.8
Bridgeport International, LLC (3)	Machinery	Common membership units (100 units)(1)		2.6	—
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1.5	0.4
DanChem Technologies, Inc.	Chemicals	Senior Debt (11.3%, Due 12/10)	14.5	14.5	14.5
		Redeemable Preferred Stock (9,067 shares)(1)		7.6	3.3
		Common Stock (299,403 shares)(1)		1.8	—
		Common Stock Warrants (401,622 shares)(1)		2.2	—

				26.1	17.8
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Senior Debt (13.9%, Due 4/10 – 4/12)(7) Subordinated Debt (16.5%, Due 4/14)(7)	14.5 10.2	14.3 10.1	14.3 10.1
		Common Stock (700 shares)(1)		13.3	21.0

				37.7	45.4
eLynx Holdings, Inc.	IT Services	Senior Debt (11.5%, Due 9/09 – 9/12)(7)	17.9	17.7	17.7
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	9.0	8.9	8.9
		Redeemable Preferred Stock (21,114 shares)(1)		9.0	4.8
		Common Stock (11,261 shares)(1)		1.1	—
		Common Stock Warrants (131,281 shares)(1)		13.1	—

				49.8	31.4
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (12.8%, Due 5/11)(6)(7)	8.1	8.0	6.8
		Subordinated Debt (16.8%, Due 5/12 – 5/13)(6)(7)	11.6	10.9	—
		Convertible Preferred Stock (233,202 shares)(1)		11.4	—

				30.3	6.8
European Capital Limited (3)	Diversified Financial Services	Participating Preferred Shares (52,074,548 shares) Ordinary Shares (100 shares)(1) Participating Preferred Warrants (18,750,000 shares)(1)		653.7 — —	736.2 — 22.3

				653.7	758.5
European Touch, LTD. II	Commercial Services & Supplies	Subordinated Debt (12.4%, Due 5/07)(7) Redeemable Preferred Stock (315 shares)	15.6	15.6 0.4	15.6 0.4
		Common Stock (2,027 shares)(1)		1.1	2.5
		Common Stock Warrants (7,105 shares)(1)		3.7	8.6

				20.8	27.1
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (18.6%, Due 11/09)(6)	5.2	4.5	—
Fosbel Global Services (LUXCO) S.C.A (3)	Commercial Services & Supplies	Senior Debt (9.3%, Due 7/10 – 7/11)(7) Subordinated Debt (14.9%, Due 7/12 – 7/14)(7)	35.5 33.0	35.0 32.7	35.0 32.7
		Redeemable Preferred Stock (22,153,338 shares)(1)		22.2	19.8
		Convertible Preferred Stock (1,824,393 shares)(1)		3.6	—
		Common Stock (130,313 shares)(1)		0.2	—

				93.7	87.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
Future Food, Inc.	Food Products	Senior Debt (13.3%, Due 7/10)(7)	9.7	9.7	9.7
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14.0	12.9	12.9
		Common Stock (64,917 shares)(1)		12.9	6.7
		Common Stock Warrants (6,500 shares)(1)		1.3	1.0

				36.8	30.3
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (13.1%, Due 2/10 – 2/12)(7)	50.0	49.5	49.5
		Subordinated Debt (15.0%, Due 2/13)(7)	30.9	30.5	30.5
		Common Stock (155,513 shares)(1)		18.7	31.0

				98.7	111.0
Halex Holdings Corp.	Construction Materials	Senior Debt (12.1%, Due 7/08 – 10/08)	23.3	23.2	23.2
		Subordinated Debt (15%, Due 8/10)(6)	14.2	12.2	9.6
		Redeemable Preferred Stock (16,113,132 shares)(1)		25.1	—
		Common Stock (36,338,814 shares)(1)		—	—
		Common Stock Warrants (18,750,000 shares)(1)		—	—

				60.5	32.8
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt (11.0%, Due 12/10) Senior Debt (13.3%, Due 12/10)(6)	7.8 3.8	8.2 3.1	8.2 0.3
		Convertible Preferred Stock (10,194 shares)(1)		3.0	—
		Common Stock (14,250 shares)(1)		4.8	—

				19.1	8.5
Hospitality Mints, Inc.	Food Products	Senior Debt (13.3%, Due 11/10)(7)	7.3	7.3	7.3
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18.5	18.2	18.2
		Convertible Preferred Stock (66,639 shares)		13.7	20.0
		Common Stock Warrants (86,817 shares)(1)		0.1	1.0

				39.3	46.5
Kingway Inca Clymer Holdings, Inc.	Building Products	Subordinated Debt (12.3%, Due 4/12)(6) Redeemable Preferred Stock (16,461 shares)(1)	0.9	0.2 11.5	0.2 0.8

				11.7	1.0
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt (10.8%, Due 6/07 – 6/10)(7) Subordinated Debt (14.2%, Due 6/11 – 6/12)(7)	43.1 22.9	42.9 22.6	42.9 22.6
		Redeemable Preferred Stock (6,160 shares)(1)		4.2	1.4
		Common Stock (14,000 shares)(1)		1.4	—
		Common Stock Warrants (29,304 shares)(1)		2.9	—

				74.0	66.9
Logex Corporation	Road & Rail	Subordinated Debt (12.6%, Due 7/08)(6)	37.9	29.8	5.1
		Redeemable Preferred Stock (416 shares)(1)		2.3	—
		Common Stock (487,019 shares)(1)		0.5	—

				32.6	5.1
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt (10.8%, Due 2/10)(7) Subordinated Debt (18.0%, Due 2/13)(7)	3.1 10.2	3.1 10.1	3.1 10.1

				13.2	13.2
MBT International, Inc.	Distributors	Junior Subordinated Debt (9.0%, Due 5/09)(6)	6.4	3.7	1.3

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
MW Acquisition Corporation	Health Care Providers & Services	Senior Debt (8.8%, Due 12/12)(7) Subordinated Debt (16.1%, Due 2/13 – 2/14)(7)	4.5 24.2	4.5 23.9	4.5 23.9
		Convertible Preferred Stock (45,647 shares)		16.6	16.6
		Common Stock (61,864 shares)(1)		—	12.3

				45.0	57.3
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.8%, Due 7/09)	6.0	6.0	6.0
		Subordinated Debt (8.0%, Due 7/13)	0.6	0.2	0.6
		Common Stock (574,917 shares)(1)		0.1	52.6

				6.3	59.2
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 – 12/09)(1)(7)	31.7	28.2	28.2
		Convertible Preferred Stock (22,430 shares)(1)		8.1	—
		Common Stock (70 shares)(1)		—	—

				36.3	28.2
Nspired Holdings, Inc.	Food Products	Senior Debt (9.6%, Due 12/08)	15.9	16.0	16.0
		Senior Debt (10.0%, Due 12/09)(6)	5.6	4.8	0.3
		Redeemable Preferred Stock (17,150 shares)(1)		17.2	—
		Common Stock (11,712,947 shares)(1)		3.5	—

				41.5	16.3
Paradigm Precision Holdings, LLC	Aerospace & Defense	Subordinated Debt (15.0%, Due 2/12)(7) Common Stock (594 shares)	8.5	8.5 7.0	8.5 7.0

				15.5	15.5
PaR Systems, Inc.	Machinery	Subordinated Debt (14.9%, Due 2/10)(7)	9.1	9.0	9.0
		Common Stock (238,855 shares)(1)		0.8	0.8
		Common Stock Warrants (20,444 shares)(1)		—	0.1

				9.8	9.9
Pasternack Enterprises, Inc.	Electrical Equipment	Subordinated Debt (14.8%, Due 12/13 – 12/14)(7)	28.4	28.1	28.1
		Common Stock (69,159 shares)(1)		13.6	30.9

				41.7	59.0
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (12.3%, Due 6/12)(7)	10.0	9.9	9.9
		Subordinated Debt (14.1%, Due 6/13)(7)	23.0	22.8	22.8
		Redeemable Preferred Stock (43,547 shares)		36.3	36.3
		Common Stock (48,384 shares)(1)		4.6	4.6
		Common Stock Warrants (139,367 shares)(1)		13.9	13.9

				87.5	87.5
Precitech Holdings, Inc.	Machinery	Junior Subordinated Debt (17.0%, Due 12/12)(6)	8.4	4.7	2.2
Ranpak Acquisition, Inc.	Containers & Packaging	Subordinated Debt (13.6%, Due 12/12 – 12/13)(7)	105.2	103.8	103.8
		Redeemable Preferred Stock (114,117 shares)		88.7	88.7
		Common Stock (126,797 shares)(1)		12.7	24.8
		Common Stock Warrants (379,379 shares)(1)		37.9	93.7

				243.1	311.0
Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock (102,824,166 shares)(1)		14.0	10.3

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value
SAV Holdings, Inc.	Commercial Services & Supplies	Senior Debt (12.3%, Due 11/11)(7) Subordinated Debt (14.0%, Due 11/12)(7)	17.0 12.3	16.6 12.2	16.6 12.2
		Redeemable Preferred Stock (18,144 shares)		20.2	20.2
		Common Stock (2,016,000 shares)(1)		2.0	39.9

				51.0	88.9
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt (10.3%, Due 6/10)(7) Subordinated Debt (17.0%, Due 6/13)(7)	8.8 9.8	8.7 9.7	8.7 9.7
		Membership Units (339 units)(1)		4.2	10.7

				22.6	29.1
Stravina Holdings, Inc.	Personal Products	Senior Debt (10.7%, Due 7/08 – 4/11)	30.3	30.3	30.3
		Senior Debt (14.0%, Due 10/10 – 4/11)(6)	28.6	26.8	0.6
		Subordinated Debt (18.5%, Due 2/11)(6)	6.1	3.2	—
		Redeemable Preferred Stock (7,564,822 shares)(1)		5.0	—
		Common Stock (76,300 shares)(1)		—	—

				65.3	30.9
UFG Real Estate Holdings, LLC	Real Estate	Common Membership (70 units)(1)		3.5	3.5
Unwired Holdings, Inc.	Household Durables	Senior Debt (12.9%, Due 6/10 – 6/11)(6)	8.5	7.5	2.8
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(6)	17.8	14.7	—
		Redeemable Preferred Stock (12,740 shares)(1)		12.7	—
		Preferred Stock Warrants (39,690 shares)(1)		—	—
		Common Stock (126,001 shares)(1)		1.3	—
		Common Stock Warrants (439,205 shares)(1)		—	—

				36.2	2.8
VP Acquisitions Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.5%, Due 10/13 – 10/14)(7) Common Stock (23,750 shares)(1)	18.7	18.2 29.7	18.4 35.3

				47.9	53.7
Warner Power, LLC	Electrical Equipment	Senior Debt (12.3%, Due 12/07) Subordinated Debt (12.6%, Due 12/07) Redeemable Preferred Membership Units (4,558,400 units)(1) Common Membership Units (33,175 units)(1)	6.2 5.0	6.2 4.8 3.6 2.3	6.2 4.8 4.4 1.1

				16.9	16.5
WIS Holding Company, Inc.	Commercial Services & supplies	Senior Debt (8.7%, Due 1/13) Subordinated Debt (14.7%, Due 1/14 – 1/15)(7)	153.6 95.8	152.0 94.9	152.0 94.9
		Convertible Preferred Stock (844,618 shares)		85.5	85.5
		Common Stock (211,155 shares)(1)		21.1	21.1

				353.5	353.5
Subtotal Control Investments (35% of total investment assets and liabilities at fair value)				2,832.0	3,023.0

DERIVATIVE AGREEMENTS

Wachovia Bank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	3 Contracts (4.6%, Expiring 1/14 – 2/16)	261.3	—	6.4

Credit Suisse International	Interest Rate Swap – Pay Fixed/ Receive Floating	2 Contracts (4.8%, Expiring 1/15 – 9/15)	133.3	1.0	1.2

Bank of America, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	36.7	0.5	0.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2007

(unaudited)

(in millions, except share data)

Company (4)	Industry	Investments (5)	Principal/ Notional	Cost	Fair Value

Bayerische Hypo-Und Vereinsbank AG, NY.	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (5.1%, Expiring 3/12)	38.1	—	0.3

Citibank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (4.6%, Expiring 4/12)	530.0	—	5.5

HSBC Bank USA, National Association	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	36.7	0.5	0.5

WestLB AG	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (4.9%, Expiring 12/16)	16.7	—	0.1

Citibank, N.A.	Foreign Exchange Swap – Pay Euros / Receive GBP	1 Contract (Expiring 2/11)	—	—	0.1

Citibank, N.A.	Interest Rate Swaption – Pay Floating/ Receive Fixed	1 Contract (4.6%, Expiring 4/12)	40.0	—	0.3

BMO Financial Group	Interest Rate Swaption – Pay Floating/ Receive Fixed	1 Contract (5.5%, Expiring 2/13)	22.9	—	0.2
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)				2.0	15.1
Total Investment Assets				$8,349.6	$8,653.2

DERIVATIVE AGREEMENTS

Bayerische Hypo-Und Vereinsbank AG, NY.	Interest Rate Swap – Pay Fixed/ Receive Floating	5 Contracts (5.5%, Expiring 6/16 – 2/17)	$83.8	$—	$(2.9)

Wachovia Bank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	4 Contracts (5.2%, Expiring 12/15 – 6/16)	88.4	—	(1.4)

Citibank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	4 Contracts (5.6%, Expiring 5/16 – 6/20)	43.7	—	(2.1)

PNC Bank, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	3 Contracts (5.4%, Expiring 6/16 – 2/17)	72.3	—	(1.8)

BMO Financial Group	Interest Rate Swap – Pay Fixed/ Receive Floating	2 Contracts (5.5%, Expiring 2/13 – 11/16)	298.6	—	(6.7)

Bank of America, N.A.	Interest Rate Swap – Pay Fixed/ Receive Floating	1 Contract (5.0%, Expiring 1/14)	21.3	—	(0.1)
Total Investment Liabilities (less than 1% of total investment assets and liabilities at fair value)				$—	$(15.0)

(1)	Non-income producing.
(2)	Publicly traded company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		$0.2	$—
Affordable Care Holding Corp.	Health Care Providers & Services	Senior Debt (8.6%, Due 11/11 – 11/12)	$92.1	90.7	90.7
		Subordinated Debt (15%, Due 11/13 – 11/14)(7)	51.2	50.4	50.4
		Convertible Preferred Stock (84,952 shares)(1)		85.0	85.0
		Common Stock (21,238,000 shares)(1)		21.2	21.2

				247.3	247.3
A.H. Harris & Sons, Inc.	Distributors	Common Stock Warrants (2,004 shares)(1)		0.5	5.0
Algoma Holding Company	Building Products	Subordinated Debt (16.0%, Due 4/13)(7)	7.7	7.6	7.6
		Convertible Preferred Stock (28,000 shares)(1)		2.8	8.8

				10.4	16.4
Aspect Software	IT Services	Senior Debt (12.4%, Due 7/12)	20.0	19.8	19.8
Astrodyne Corporation	Electrical Equipment	Senior Debt (13.4%, Due 4/11)(7)	6.5	6.4	6.4
		Subordinated Debt (12.0%, Due 4/12)(7)	11.0	10.9	10.9
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (386,894 shares)		7.8	8.9

				25.1	26.2
Avanti Park Place LLC	Real Estate	Senior Debt (8.3%, Due 6/10)(7)	6.5	6.5	6.5
Axygen Holdings Corporation	Health Care Equipment & Supplies	Senior Debt (8.9%, Due 9/12)	8.0	7.9	7.9
		Subordinated Debt (14.5%, Due 9/14)(7)	58.5	57.6	57.6
		Redeemable Preferred Stock (246,400 shares)		43.2	43.2
		Convertible Preferred Stock (58,520 shares)		15.4	15.4
		Common Stock (3,080 shares)(1)		0.3	0.3
		Common Stock Warrants (246,400 shares)(1)		23.0	23.0

				147.4	147.4
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (13.9%, Due 9/10)(7)	13.7	13.6	13.6
		Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	53.6	53.1	53.1

				66.7	66.7
Barton Cotton Holding Corporation	Commercial Services & Supplies	Senior Debt (8.9%, Due 4/11 – 4/12)(7)	39.4	38.7	38.7
		Subordinated Debt (14.0%, Due 9/13)(7)	29.3	28.8	28.8
		Redeemable Preferred Stock (33,936 shares)(1)		20.1	20.1
		Convertible Preferred Stock (80,640 shares)(1)		8.1	8.1
		Common Stock Warrants (150,827 shares)(1)		15.1	7.5

				110.8	103.2
BBB Industries, LLC	Auto Components	Senior Debt (11.2%, Due 6/12 – 6/13)(7)	99.9	98.4	98.4
Beacon Hospice, Inc.	Health Care Providers & Services	Subordinated Debt (14.5%, Due 2/12)(7)	10.5	10.4	10.4
Berry-Hill Galleries, Inc.	Distributors	Senior Debt (15.9%, Due 5/07)	20.2	20.0	20.0
BLI Partners, LLC	Personal Products	Common Membership Interest(1)		17.3	—

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Breeze Industrial Products Corporation	Auto Components	Senior Debt (11.9%, Due 8/13)(7)	19.0	18.7	18.7
		Subordinated Debt (14.3%, Due 8/13 – 8/15)(7)	33.4	33.0	33.0

				51.7	51.7
Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	118.6	117.1	117.1
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (11.4%, Due 7/12)(7)	5.5	5.5	5.5
CH Holding Corp.	Leisure Equipment & Products	Senior Debt (12.4%, Due 5/11)	14.0	13.8	13.8
		Redeemable Preferred Stock (20,837 shares)(1)		40.9	8.0
		Convertible Preferred Stock (665,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				54.7	21.8
CIBT Global Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 5/12)	65.9	64.8	64.8
CL Holding Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.8%, Due 3/10)(7)	16.6	15.2	15.2
		Redeemable Preferred Stock (8,295 shares)(1)		0.3	0.3
		Common Stock (8,295 shares)(1)		—	—
		Preferred Stock Warrants (1,095 shares)(1)		—	—
		Common Stock Warrants (197,322 shares)(1)		5.4	1.4

				20.9	16.9
Clifford Sheffield, LLC	Real Estate	Senior Debt (6.0%, Due 1/16)(7)	1.7	1.2	1.2
Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12.5	12.3	12.3
		Convertible Preferred Stock (28,027 shares)		1.1	1.1

				13.4	13.4
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)(7)	14.0	11.7	11.7
		Redeemable Preferred Stock (1,400,000 shares)		1.4	1.4
		Common Stock Warrants (5,240,521 shares)(1)		3.6	6.6

				16.7	19.7
DelStar, Inc.	Building Products	Senior Debt (8.9%, Due 3/12)	5.0	5.0	5.0
		Subordinated Debt (14.0%, Due 12/12)(7)	18.0	17.7	17.7
		Redeemable Preferred Stock (31,955 shares)		14.4	14.4
		Convertible Preferred Stock (35,505 shares)		3.7	8.1
		Common Stock Warrants (106,891 shares)(1)		20.3	25.6

				61.1	70.8
Direct Marketing International LLC	Media	Subordinated Debt (14.2%, Due 7/12)(7)	27.8	27.5	27.5
EAG Acquisition, LLC	Commercial Services & Supplies	Senior Debt (9.4%, Due 9/10)(7)	64.2	63.2	63.2
		Subordinated Debt (16.0%, Due 9/11)(7)	25.5	25.2	25.2
		Redeemable Preferred Stock (4,900,000 shares)		5.4	5.4
		Common stock warrents (4,900,000 shares)(1)		—	9.1

				93.8	102.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units (2,386,549 units)(1)		0.9	5.1
Edline, LLC	Software	Subordinated Debt (12.0%, Due 7/11)(7)	5.0	3.4	3.4
		Membership Warrants (2,121,212 units)(1)		1.8	3.4

				5.2	6.8
Euro-Caribe Packing	Food Products	Senior Debt (10.4%, Due 3/10 – 5/10)	8.3	8.2	8.2
Company, Inc.		Subordinated Debt (11.0%, Due 3/11)	4.2	3.9	3.9
		Convertible Preferred Stock (182,034 shares)(1)		4.0	—

				16.1	12.1
FAMS Acquisition, Inc.	Diversified Financial	Senior Debt (11.9%, Due 8/10 – 8/11)(7)	27.9	27.6	27.6
	Services	Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24.9	24.5	24.5
		Convertible Preferred Stock (1,034,290 shares)(1)		25.1	27.6

				77.2	79.7
FCC Holdings, LLC	Commercial Banks	Senior Debt (13.1%, Due 8/09)(7)	25.0	24.8	24.8
Forest Alaska Operating LLC	Oil, Gas & Consumable Fuels	Senior Debt (11.9%, Due 12/11)	37.5	37.5	37.5
Formed Fiber Technologies,	Auto Components	Subordinated Debt (15.0%, Due 8/11)(6)(7)	15.3	13.4	8.6
Inc.		Common Stock Warrants (122,397 shares)(1)		0.1	—

				13.5	8.6
FPI Holding Corporation	Food Products	Senior Debt (8.9%, Due 5/11 – 5/12)	53.5	52.6	52.6
		Subordinated Debt (15.0%, Due 5/13)(7)	38.7	38.1	38.1
		Convertible Preferred Stock (26,074 shares)		29.3	29.3
		Common Stock (6,518 shares)(1)		7.0	7.0

				127.0	127.0
FreeConferenceroom.com, Inc.	Diversified	Senior Debt (11.9%, Due 4/11)(7)	17.8	17.6	17.6
	Telecommunication Services	Subordinated Debt (15.0%, Due 5/12)(7)	9.5	9.3	9.3
		Redeemable Preferred Stock (5,860,400 shares)		9.4	9.4
		Convertible Preferred Stock (2,930,200 shares)		1.2	3.4
		Common Stock (2,930,200 shares)(1)		1.2	4.6

				38.7	44.3
Haband Company, Inc.	Internet & Catalog Retail	Senior Debt (8.8%, Due 10/11 – 10/12)	31.0	30.4	30.4
		Subordinated Debt (13.1%, Due 10/13)	29.1	28.6	28.6

				59.0	59.0
H-Cube, LLC(3)	IT Services	Redeemabl Preferred Stock (1,051 shares)(1)		1.1	1.1
		Common Units (196,773 shares)(1)		—	—

				1.1	1.1
HomeAway, Inc.	Diversified Consumer	Senior Debt (11.1%, Due 10/12)	59.6	58.7	58.7
	Services	Convertible Preferred Stock (1,411,200 shares)		7.2	7.2

				65.9	65.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Hopkins Manufacturing	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	32.1	31.8	31.8
Corporation		Redeemable Preferred Stock (3,500 shares)		5.2	5.2

				37.0	37.0
HP Evenflo Acquisition Co.	Household Durables	Senior Debt (11.9%, Due 8/10)(7)	18.4	18.2	18.2
Infiltrator Systems, Inc.	Building Products	Senior Debt (12.4%, Due 10/13)(7)	52.2	51.4	51.4
Innova Holdings, Inc.	Energy Equipment &	Senior Debt (12.9%, Due 3/13)	13.5	13.3	13.3
	Services	Subordinated Debt (15.0%, Due 3/14)(7)	17.2	16.9	16.9
		Convertible Preferred Stock (17,150 shares)		18.3	26.1

				48.5	56.3
Inovis International, Inc.	Software	Senior Debt (11.8%, Due 5/10)(7)	90.0	88.9	88.9
Intergraph Corporation	Software	Senior Debt (11.4%, Due 12/14)	3.0	3.0	3.0
Johnny Appleseed’s Inc.	Internet & Catalog Retail	Subordinated Debt (14.5%, Due 2/12)(7)	18.3	18.0	18.0
Jones Stephens Corp.	Building Products	Subordinated Debt (13.5%, Due 9/13 – 9/14)(7)	22.5	22.1	22.1
Kempwood Partners, Ltd.	Real Estate	Senior Debt (6.5%, Due 5/16)(7)	1.3	1.2	1.2
Lakeshore Drive in Plaza, LLC	Real Estate	Senior Debt (6.1%, Due 4/16)(7)	1.3	1.3	1.3
LTM Enterprises, Inc.	Personal Products	Senior Debt (14.0%, Due 5/11 – 11/11)	12.5	12.4	12.4
Maritime Logistics US	Road & Rail	Common Stock (1,119,132 shares)(1)		1.0	1.0
Holdings, Inc.		Common Stock Warrants (19,800 shares)(1)		—	—

				1.0	1.0
Medical Billing Holdings, Inc.	Commercial Services &	Senior Subordinated Debt (15.0%, Due 9/13)	10.1	10.0	10.0
	Supplies	Convertible Preferred Stock (15,848 shares)		16.3	19.2
		Common Stock (3,962,000 shares)(1)		4.0	4.8

				30.3	34.0
Milton’s Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8.5	8.4	8.4
Mirion Technologies	Electrical Equipment	Senior Debt (9.9%, Due 5/08 – 11/11)(7)	113.2	112.2	112.8
		Subordinated Debt (15.1%, Due 9/09 – 5/12)(7)	47.0	46.6	46.6
		Convertible Preferred Stock (523,203 shares)		45.2	60.2
		Common Stock (29,422 shares)(1)		3.3	9.5
		Common Stock Warrants (266,245 shares)(1)		22.3	58.7

				229.6	287.8
MTS Group, LLC	Textiles, Apparel & Luxury	Senior Debt (11.8%, Due 10/08 – 10/11)(7)	19.9	19.7	19.7
	Goods	Subordinated Debt (15.0%, Due 10/12)(7)	16.7	16.4	16.4
		Common Stock (558,214 shares)(1)		0.7	0.7

				36.8	36.8
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt (7.7%, Due 10/15)(7)	6.1	6.1	6.1

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Nursery Supplies, Inc.	Containers & Packaging	Senior Subordinated Debt (13.0%, Due 7/08)(7)	10.2	10.2	10.2
		Junior Subordinated Debt (15.0%, Due 7/08)(6)(7)	10.5	9.5	7.8

				19.7	18.0
Pan Am International Flight	Commercial Services &	Senior Debt (9.4%, Due 7/12)(7)	21.5	21.2	21.2
Academy, Inc.	Supplies	Senior Subordinated Debt (16.0%, Due 7/13)(7)	21.9	21.6	21.6
		Convertible Preferred Stock (9,888 shares)(1)		9.9	9.9

				52.7	52.7
PHC Acquisition, Inc.	Diversified Consumer	Subordinated Debt (14.7%, Due 3/12 – 3/13)(7)	24.4	24.1	24.1
	Services	Convertible Preferred Stock (7,872 shares)(1)		0.3	0.4
		Common Stock (635,384 shares)(1)		27.7	37.5

				52.1	62.0
Phillips & Temro Industries,	Auto Components	Senior Debt (11.8%, Due 12/10 – 12/11)(7)	26.1	26.0	26.0
Inc.		Subordinated Debt (15.0%, Due 12/12)(7)	16.9	16.9	16.9

				42.9	42.9
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2.6	4.7
Retriever Acquisition Co.	Diversified Financial Services	Senior Debt (11.8%, Due 9/14)	50.0	49.8	49.8
Roarke – Money Mailer, LLC	Media	Common Membership Units (24,500 shares)(1)		1.1	2.8
Rocky Shoes & Boots, Inc.(2)	Textiles, Apparel & Luxury Goods	Senior Debt (13.9%, Due 1/11)(7)	10.0	9.9	9.9
RTL Acquisition Corp.	Health Care Providers &	Senior Debt (9.1%, Due 2/11 – 2/12)(7)	5.6	5.5	5.5
	Services	Subordinated Debt (14.0%, Due 2/13)(7)	16.3	16.1	16.1
		Redeemable Preferred Stock (71,377 shares)		9.0	9.0
		Convertible Preferred Stock (155,013 shares)(1)		7.0	6.3
		Common Stock (8,159 shares)(1)		0.4	—
		Common Stock Warrants (71,377 shares)(1)		3.2	3.2

				41.2	40.1
Safemark Acquisitions, Inc.	Commercial Services &	Senior Debt (11.6%, Due 7/09 – 6/10)(7)	22.1	21.8	21.8
	Supplies	Subordinated Debt (14.5%, Due 6/11 – 6/12)(7)	13.1	12.9	12.9
		Redeemable Preferred Stock (7,700 shares)(1)		4.8	4.8
		Convertible Preferred Stock (2,100 shares)(1)		0.2	0.2
		Preferred Stock Warrants (35,522 shares)(1)		3.5	0.9

				43.2	40.6
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (67,973 shares)(1)		4.6	1.9
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10.5	10.0	10.0
		Common Stock Warrants (5,187 shares)(1)		0.5	0.5

				10.5	10.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
SDP Consulting, Inc.	Construction & Engineering	Senior Debt (10.7%, Due 5/11 – 5/12)(7)	138.4	136.6	136.6
		Common Stock (35,000 shares)(1)		0.1	0.1

				136.7	136.7
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (12.0%, Due 8/09 – 8/12)(7)	22.3	22.1	22.1
Specialty Brands of America,	Food Products	Senior Debt (11.1%, Due 12/07 – 5/11)(7)	19.2	19.0	19.0
Inc.		Subordinated Debt (13.4%, Due 9/08 – 5/14)(7)	40.1	39.9	39.9
		Redeemable Preferred Stock (146,513 shares)		11.7	11.7
		Convertible Preferred Stock (130,165 shares)		13.7	17.1
		Common Stock (23,741shares)(1)		2.4	2.9
		Common Stock Warrants (68,255 shares)(1)		6.8	8.4

				93.5	99.0
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt (12.0%, Due 8/12 – 8/13)	43.0	42.4	42.4
		Senior Subordinated Debt (15.3%, Due 8/14 – 8/15)(7)	39.8	39.2	39.2
		Convertible Preferred Stock (68,065 shares)(1)		32.8	26.0
		Common Stock (68,065 shares)(1)		—	—

				114.4	107.6
SSH Acquisition, Inc.	Commercial Services &	Senior Debt (12.4%, Due 9/12)(7)	12.5	12.3	12.3
	Supplies	Subordinated Debt (14.0%, Due 9/13)(7)	19.0	18.8	18.8
		Convertible Preferred Stock (357,700 shares)		27.3	50.2

				58.4	81.3
STB Holdings, Inc.	Commercial Services and	Senior Debt (8.8%, Due 6/12)	6.0	5.9	5.9
	Supplies	Subordinated Debt (14.0%, Due 6/13 – 6/14)(7)	84.9	83.8	83.8
		Convertible Preferred Stock (92,400 shares)		96.5	96.5
		Common Stock (23,100,000 shares)(1)		23.1	16.5

				209.3	202.7
Stein World, LLC	Household Durables	Senior Debt (13.3%, Due 10/11)	8.7	8.6	8.6
		Subordinated Debt (19.3%, Due 10/12 – 10/13)(6)	25.2	22.4	4.2

				31.0	12.8
Supreme Corq Holdings, LLC	Household Products	Senior Debt (8.9%, Due 6/09)	4.3	4.2	4.2
		Subordinated Debt (12.0%, Due 6/12)(6)	5.0	4.1	—
		Common membership Warrants (3,359 shares)(1)		0.4	—

				8.7	4.2
Tanenbaum-Harber Co.	Insurance	Senior Debt (9.4%, Due 3/12)(7)	2.8	2.8	2.8
Holdings, Inc.		Subordinated Debt (13.0%, Due 3/13)(7)	8.9	8.8	8.8
		Redeemable Preferred Stock (315 shares)		0.3	0.3
		Common Stock (3,500 shares)(1)		—	—

				11.9	11.9
TestAmerica Environmental	Commercial Services &	Senior Debt (9.6%, Due 12/11 – 12/13)(7)	180.5	177.6	177.6
Services, LLC	Supplies	Subordinated Debt (14.0%, Due 12/14)(7)	40.0	39.4	39.4
		Preferred Unit (14,000,000 units)(1)		8.3	8.3
		Preferred Unit Warrants (2,400,269 units)(1)		5.7	5.7

				231.0	231.0
Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants (792,149 shares)(1)		1.7	4.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
The Tensar Corporation	Construction & Engineering	Senior Debt (12.6%, Due 4/13)(7)	84.0	82.9	82.9
		Subordinated Debt (17.5%, Due 10/13)	31.4	31.0	31.0

				113.9	113.9
ThreeSixty Sourcing, Inc. (3)	Commercial Services &	Senior Debt (13.4%, Due 9/08)	6.0	6.0	6.0
	Supplies	Common Stock Warrants (35 shares)(1)		4.1	—

				10.1	6.0
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 8/13)(7)	54.0	53.7	53.7
Trigeant, Ltd.	Oil, Gas & Consumable Fuels	Senior Debt (14.4%, Due 12/11)	22.0	21.7	21.7
Tyden Caymen Holdings	Electronic Equipment &	Senior Debt (12.8%, Due 5/10 – 11/11)(7)	12.2	12.1	12.1
Corp.	Instruments	Subordinated Debt (13.8%, Due 5/12)(7)	14.5	14.3	14.3
		Common Stock (1,400,000 shares)(1)		1.4	3.0

				27.8	29.4
TZ Holdings, Inc.	Diversified Telecommunication Services	Common Stock (12,281 shares)(1)		0.7	—
UFG Holding Corp.	Food Products	Senior Debt (9.1%, Due 5/12)	4.8	4.8	4.8
		Subordinated Debt (15.0%, Due 5/15 – 5/16)(7)	52.9	52.2	52.2
		Redeemable Preferred Stock (24,737 shares)		26.1	25.2
		Convertible Preferred Stock (30,921 shares)(1)		3.1	—
		Common Stock (30,921 shares)(1)		3.1	—

				89.3	82.2
Unique Fabricating	Auto Components	Senior Debt (13.9%, Due 2/10 – 2/12)(7)	6.5	6.4	6.4
Incorporated		Subordinated Debt (17.0%, Due 2/13)(7)	7.1	7.1	7.1
		Redeemable Preferred Stock (1,750 shares)(1)		1.8	1.8
		Common Stock Warrants (4,445 shares)(1)		0.2	0.2

				15.5	15.5
Varel Holdings, Inc.	Energy Equipment &	Senior Debt (11.5%, Due 10/11)	40.0	39.4	39.4
	Services	Subordinated Debt (14.0%, Due 4/12)	10.3	9.4	9.4
		Common Stock Warrants (22,256 shares)(1)		0.8	0.8

				49.6	49.6
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt (8.8%, Due 12/11 – 12/12)(7)	33.5	32.9	32.9
		Subordinated Debt (14.0%, Due 12/13)(7)	20.1	19.8	19.8

				52.7	52.7
Visador Holding Corp.	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10.8	10.5	10.5
		Common Stock Warrants (4,284 shares)(1)		0.5	0.4

				11.0	10.9
Whisperwood Limited Partnership	Real Estate	Senior Debt (5.1%, Due 9/15)(7)	4.6	4.3	4.3
WIL Research Holding Company, Inc.	Biotechnology	Convertible Preferred Stock (862,323 shares)		0.6	1.5
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (9.9%, Due 12/11 – 12/13)(7)	95.8	94.3	94.3

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
CMBS INVESTMENTS

Banc of America Commercial Mortgage Trust 2006-3	Real Estate	Commercial Mortgage Pass-Through Certificates (5.5%, Due 7/16 – 8/16)(7)	55.5	30.2	30.8
Banc of America Commercial Mortgage Trust 2006-4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.4%, Due 9/16)(7)	13.4	10.9	11.0
Citigroup Commercial Mortgage Securites Trust 2006-C5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 11/16)(7)	11.7	9.5	9.5
Credit Suisse Commercial Mortgage Trust 2006-C5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 12/16)(7)	14.7	11.7	11.7
GE Commercial Mortgage Corporation, Series 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 3/16)(7)	8.9	7.3	7.4
GS Morgtage Securities Trust 2006-GG8	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/16)(7)	18.6	15.2	15.2
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.0%, Due 12/15)(7)	136.2	78.5	78.2
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC17	Real Estate	Commercial Mortgage Pass-Through Certificates (5.2%, Due 11/16)(7)	62.1	28.6	28.6
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/15 – 5/17)(7)	16.3	13.0	13.3
J.P. Morgan-CIBC Commercial Mortgage-Backed Securities Trust 2006-RR1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 10/17 – 8/20)(7)	11.8	7.6	7.9
LB-UBS Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 5/21)(7)	48.5	26.1	25.8
LB-UBS Commercial Mortgage Trust 2006-C7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 11/16)(7)	53.1	25.2	25.2
Merrill Lynch Mortgage Trust 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 5/16 – 12/25)(7)	71.6	40.4	41.5
ML-CFC Commercial Mortgage Trust 2006-C2	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 6/16 – 7/17)(7)	57.5	32.0	32.8
ML-CFC Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (4.9%, Due 12/16)(7)	11.1	17.5	17.5
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/16)(7)	92.5	47.1	47.1
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 8/16)(7)	46.7	23.9	24.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 2/16 – 11/28)(7)	130.0	63.4	63.3
CDO INVESTMENTS
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares (5,000 shares)		4.1	4.6
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes (15,000 shares)		14.4	14.4
CoLTs 2005-1 Ltd.	Diversified Financial Services	Preference Shares (360 shares)		6.6	7.8
CoLTs 2005-2 Ltd.	Diversified Financial Services	Preference Shares (34,170,000 shares)		33.1	32.4
Flagship CLO V	Diversified Financial Services	Preference Shares (15,000 shares)		14.8	14.8
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes (6,700,000 shares)		6.5	7.5
Mayport CLO Ltd.	Diversified Financial Services	Income Notes (14,000 shares)		13.1	13.1
NYLIM Flatiron CLO 2006-1 LTD.	Diversified Financial Services	Preference Shares (10,000 shares)		10.1	10.1
Vitesse CLO, Ltd.	Diversified Financial Services	Preference Shares (15,00,000 shares)		15.1	14.6
Cent CDO 12 Limited	Diversified Financial Services	Income Notes (26,355,270 shares)		23.8	23.8
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Income Notes (14,000,000 shares)		12.8	12.8
Subtotal Non-Control / Non-Affiliate Investments (60% of total investment assets and liabilities at fair value)				4,827.0	4,869.1

AFFILIATE INVESTMENTS

CCCI Holdings, Inc.	Diversified Consumer	Senior Debt (11.4%, Due 12/12)	75.0	73.8	73.8
	Services	Convertible Preferred Stock (876,269 shares)(1)		5.7	5.7

				79.5	79.5
Coghead, Inc.	Internet Software & Services	Convertible Preferred Stock (6,591,750 shares)(1)		3.2	3.2
IS Holdings I, Inc.	Software	Senior Debt (12.1%, Due 10/12)	8.0	7.9	7.9
		Redeemable Preferred Stock (2,772 shares)		2.8	2.8
		Common Stock (1,400,000 shares)(1)		—	—

				10.7	10.7
Kirby Lester Holdings, LLC	Health Care Equipment &	Senior Debt (11.8%, Due 9/10 – 9/12)(7)	12.2	12.0	12.0
	Supplies	Subordinated Debt (16.0%, Due 9/13)(7)	12.1	11.7	11.9

				23.7	23.9
Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	—
		Common Stock (146,478 shares)(1)		—	—

				—	—

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock (15,086,208 shares)(1)		8.8	8.8
NBD Holdings Corp.	Diversified Financial	Subordinated Debt (14.0%, Due 8/13)(7)	43.4	42.8	42.8
	Services	Convertible Preferred Stock (101,072 shares)(1)		10.8	10.8
		Common Stock (760,570 shares)(1)		0.1	0.1

				53.7	53.7
Nivel Holdings, LLC	Distributors	Senior Debt (8.8%, Due 4/11 – 4/12)(7)	5.7	5.6	5.6
		Subordinated Debt (14.9%, Due 4/13 – 4/14)(7)	16.8	16.5	16.5

				22.1	22.1
NPC Holdings, Inc.	Building Products	Senior Debt (12.3%, Due 6/12)(7)	4.5	4.4	4.4
		Subordinated Debt (15.0%, Due 6/13)(7)	8.3	8.2	8.2
		Redeemable Preferred Stock (9,293 shares)		7.4	7.4
		Convertible Preferred Stock (9,583 shares)		1.0	1.0
		Preferred Stock Warrants (30,647 shares)(1)		3.1	3.1
		Common Stock (56 shares)(1)		—	—

				24.1	24.1
Qualitor Component Holdings,	Auto Components	Subordinated Debt (17.0%, Due 12/12)(7)	30.1	29.7	29.7
LLC		Redeemable Preferred Stock (3,150,000shares)(1)		3.1	0.7
		Common Units (350,000 units)(1)		0.4	—

				33.2	30.4
Radar Detection Holdings	Household Durables	Senior Debt (12.6%, Due 11/12)(7)	13.0	13.0	13.0
Corp		Common Stock (48,857 shares)(1)		0.7	5.9

				13.7	18.9
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	18.1	17.9	17.9
		Common Stock (7,000 shares)(1)		7.0	2.7

				24.9	20.6
Seroyal Holdings, L.P.(3)	Health Care Equipment &	Senior Debt (16.3%, Due 12/10)(7)	3.1	3.0	3.0
	Supplies	Subordinated Debt (14.5%, Due 12/11)(7)	9.3	8.9	8.9
		Redeemable Preferred Partnership Units (40,000 units)(1)		0.5	0.6
		Partnership Units (114,406 units)(1)		1.0	2.0

				13.4	14.5
Small Smiles Holding Company, LLC	Health Care Providers & Services	Subordinated Debt (14.9%, Due 9/13 – 9/14)(7)	90.2	88.9	88.9
TechBooks, Inc.	IT Services	Subordinated Debt (15.5%, Due 8/09)(7)	50.8	50.2	50.2
		Convertible Preferred Stock (3,061,225 shares)(1)		10.5	28.6

				60.7	78.8
The Hygenic Corporation	Health Care Equipment &	Senior Debt (12.4%, Due 10/12)(7)	18.0	17.8	17.8
	Supplies	Redeemable Preferred Stock (6,510 shares)		8.0	8.0
		Common Stock (143,907 shares)(1)		0.8	21.2

				26.6	47.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Tymphany Corporation	Electronic Equipment & Instruments	Convertible Preferred Stock (5,711,416 shares)(1)		9.1	9.1
WIS International	Commercial Services &	Convertible Preferred Stock (296,000 shares)(1)		29.6	29.6
	Supplies	Common Stock (74,000 shares)(1)		7.4	7.4

				37.0	37.0
WFS Holding, Inc.	Software	Convertible Preferred Stock (24.500,000 shares)(1)		2.4	4.5
Subtotal Affiliate Investments (7% of total investment assets and liabilities at fair value)				535.7	575.7

CONTROL INVESTMENTS

ACAS Equity Holdings Corp.	Diversified Financial Services	Common Units (700 shares)(1)		19.4	22.8
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		22.4	21.3
ACSAB, LLC	Oil, Gas & Consumable	Subordinated Debt (16.6%, Due 9/07 – 2/15)	31.0	30.4	30.4
	Fuels	Common Units (30,328 units)(1)		29.4	128.2

				59.8	158.6
Aeriform Corporation	Chemicals	Subordinated Debt (0.0%, Due 5/09)(1)	7.2	6.1	2.7
American Capital Asset Management, LLC	Diversified Financial Services	Common Membership (100% membership interest)		—	—
American Capital Equity Management, LLC	Diversified Financial Services	Common Membership (100% membership interest)		16.0	36.0
American Driveline Systems,	Commercial Services &	Senior Debt (8.9%, Due 8/12)	5.3	5.3	5.3
Inc.	Supplies	Subordinated Debt (14.0%, Due 8/13 – 8/14)(7)	40.5	39.8	39.8
		Redeemable Preferred Stock (484,334 shares)		31.2	31.2
		Common Stock(154,515 shares)(1)		13.0	17.6
		Common Stock Warrants (244,205 shares)(1)		20.9	27.8

				110.2	121.7
Auxi Health, Inc.	Health Care Providers &	Senior Debt (12.4%, Due 12/07)	5.3	5.3	5.3
	Services	Subordinated Debt (14.0%, Due 1/07 – 3/09)	15.1	5.8	5.8
		Subordinated Debt (14.0%, Due 3/09)(6)	6.1	7.3	5.9
		Convertible Preferred Stock (9,310,910 shares)(1)		1.9	—

				20.3	17.0
BPWest, Inc.	Energy Equipment &	Senior Debt (8.6%, Due 8/11)(7)	8.0	7.9	7.9
	Services	Subordinated Debt (15.0%, Due 7/12)(7)	8.2	8.1	8.1
		Redeemable Preferred Stock (6,203 shares)		6.6	6.2
		Common Stock (620,362 shares)(1)		—	21.1

				22.6	43.3
Bridgeport International, LLC(3)	Machinery	Common membership units (100 units)(1)		2.6	—
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1.5	0.4
Consolidated Utility Services,	Commercial Services &	Subordinated Debt (15.0%, Due 5/10)(7)	6.9	6.8	6.8
Inc.	Supplies	Redeemable Preferred Stock (2,537,500 shares)		3.0	3.0
		Common Stock (41,234 shares)(1)		—	6.6

				9.8	16.4

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
DanChem Technologies, Inc.	Chemicals	Senior Debt (11.3%, Due 12/10)	14.4	14.4	14.4
		Redeemable Preferred Stock (9,067 shares)(1)		7.6	3.3
		Common Stock (299,403 shares)(1)		1.8	—
		Common Stock Warrants (401,622 shares)(1)		2.2	—

				26.0	17.7
ECA Acquisition Holdings,	Health Care Equipment &	Senior Debt (13.9%, Due 4/10 – 4/12)(7)	14.8	14.5	14.5
Inc.	Supplies	Subordinated Debt (16.5%, Due 4/14)(7)	10.1	10.0	10.0
		Common Stock (700 shares)(1)		13.3	18.8

				37.8	43.3
eLynx Holdings, Inc.	IT Services	Senior Debt (11.7%, Due 9/09 – 9/12)(7)	16.8	16.6	16.6
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	9.0	8.8	8.8
		Redeemable Preferred Stock (21,114 shares)(1)		9.0	10.1
		Common Stock (11,261 shares)(1)		1.1	—
		Common Stock Warrants (131,281 shares)(1)		13.1	0.7

				48.6	36.2
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (12.9%, Due 5/11)(7)	7.4	7.3	7.3
		Subordinated Debt (16.8%, Due 5/12 – 5/13)(7)	11.5	11.4	11.4
		Convertible Preferred Stock (233,202 shares)(1)		11.4	2.3

				30.1	21.0
European Capital Limited(3)	Diversified Financial	Participating Preferred Shares (52,074,548 shares)(1)		653.7	728.9
	Services	Ordinary Shares (100 shares)(1)		—	—
		Participating Preferred Warrants (18,750,000 shares)(1)		—	22.1

				653.7	751.0
European Touch, LTD. II	Commercial Services &	Subordinated Debt (12.4%, Due 5/07)(7)	15.6	15.6	15.6
	Supplies	Redeemable Preferred Stock (315 shares)		0.4	0.4
		Common Stock (2,027 shares)(1)		1.1	4.4
		Common Stock Warrants (7,105 shares)(1)		3.7	13.8

				20.8	34.2
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (18.5%, Due 2/07 – 11/09)(6)	5.5	5.0	—
Fosbel Global Services	Commercial Services &	Senior Debt (9.3%, Due 7/10 – 7/11)(7)	43.5	43.0	43.0
(LUXCO) S.C.A(3)	Supplies	Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24.8	24.5	24.5
		Redeemable Preferred Stock (22,153,338 shares)(1)		22.1	19.8
		Convertible Preferred Stock (1,824,393 shares)(1)		3.6	—
		Common Stock (130,313 shares)(1)		0.3	—

				93.5	87.3
Future Food, Inc.	Food Products	Senior Debt (13.3%, Due 7/10)(7)	9.8	9.7	9.7
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14.0	12.8	12.8
		Common Stock (64,917 shares)(1)		13.0	6.7
		Common Stock Warrants (6,500 shares)(1)		1.3	1.0

				36.8	30.2

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (13.1%, Due 2/10 – 2/12)(7)	47.7	47.3	47.3
		Subordinated Debt (15.0%, Due 2/13)(7)	30.7	30.3	30.3
		Common Stock (155,513 shares)(1)		18.6	31.0

				96.2	108.6
Halex Holdings Corp.	Construction Materials	Senior Debt (12.3%, Due 7/08 – 10/08)	21.8	21.7	21.7
		Subordinated Debt (15%, Due 8/10)(6)	14.1	12.9	10.2
		Redeemable Preferred Stock (16,113,132 shares)(1)		25.1	—
		Common Stock (36,338,814 shares)(1)		—	—
		Common Stock Warrants (18,750,000 shares)(1)		—	—

				59.7	31.9
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury	Senior Debt (11.0%, Due 12/10)	8.5	8.4	8.4
	Goods	Senior Debt (13.3%, Due 12/10)(6)	3.8	3.4	0.6
		Convertible Preferred Stock (10,194 shares)(1)		3.0	—
		Common Stock (14,250 shares)(1)		4.8	—

				19.6	9.0
Hospitality Mints, Inc.	Food Products	Senior Debt (13.3%, Due 11/10)(7)	7.4	7.3	7.3
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18.5	18.2	18.2
		Convertible Preferred Stock (66,639 shares)		13.4	19.8
		Common Stock Warrants (86,817 shares)(1)		0.1	1.0

				39.0	46.3
KIC Holdings Corp.	Building Products	Senior Debt (12.5%, Due 9/10)	7.5	7.5	7.5
		Subordinated Debt (12.0%, Due 9/11)	12.4	12.0	12.0
		Redeemable Preferred Stock (21,249 shares)(1)		11.5	0.8
		Common Stock (9,397 shares)(1)		—	—
		Common Stock Warrants (147,216 shares)(1)		3.1	—

				34.1	20.3
Lifoam Holdings, Inc.	Leisure Equipment &	Senior Debt (10.6%, Due 6/07 – 6/10)(7)	35.7	35.5	35.5
	Products	Subordinated Debt (14.3%, Due 6/11 – 6/12)(7)	22.7	22.4	22.4
		Redeemable Preferred Stock (6,160 shares)(1)		4.2	1.4
		Common Stock (14,000 shares)(1)		1.4	—
		Common Stock Warrants (29,304 shares)(1)		2.9	—

				66.4	59.3
Logex Corporation	Road & Rail	Subordinated Debt (12.6%, Due 7/08)(6)	36.7	29.7	9.7
		Redeemable Preferred Stock (416 shares)(1)		2.3	—
		Common Stock (487,019 shares)(1)		0.5	—

				32.5	9.7
LVI Holdings, LLC	Commercial Services &	Senior Debt (10.9%, Due 2/10)(7)	3.4	3.3	3.3
	Supplies	Subordinated Debt (18.0%, Due 2/13)(7)	10.1	10.0	10.0

				13.3	13.3
MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	1.0	0.8	0.8
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6.4	4.1	1.8

				4.9	2.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
MW Acquisition Corporation	Health Care Providers &	Senior Debt (8.9%, Due 12/12)(7)	9.0	9.0	9.0
	Services	Subordinated Debt (16.1%, Due 2/13 – 2/14)(7)	24.1	23.8	23.8
		Convertible Preferred Stock (45,647 shares)		16.2	16.2
		Common Stock (61,864 shares)(1)		—	12.3

				49.0	61.3
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.5%, Due 6/09)	10.0	9.4	9.4
		Subordinated Debt (8.0%, Due 7/13)	0.6	0.1	0.6
		Common Stock (574,917 shares)(1)		0.1	25.2

				9.6	35.2
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 - 12/09)(7)	31.7	27.9	27.9
		Convertible Preferred Stock (22,430 shares)(1)		8.0	10.8
		Common Stock (70 shares)(1)		—	—

				35.9	38.7
Nspired Holdings, Inc.	Food Products	Senior Debt (9.6%, Due 12/08)	16.6	16.5	16.5
		Senior Debt (10.0%, Due 12/09)(6)	5.5	5.1	0.5
		Redeemable Preferred Stock (17,150 shares)(1)		17.1	—
		Common Stock (11,712,947shares)(1)		3.5	—

				42.2	17.0
PaR Systems, Inc.	Machinery	Subordinated Debt (14.9%, Due 2/10)(7)	9.1	9.1	9.1
		Common Stock (238,855 shares)(1)		0.8	1.4
		Common Stock Warrants (20,444 shares)(1)		—	0.1

				9.9	10.6
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (8.9%, Due 5/12)(7)	4.0	3.6	3.6
		Subordinated Debt (14.8%, Due 12/13 – 12/14)(7)	28.1	27.8	27.8
		Common Stock (69,159 shares)(1)		13.6	28.6

				45.0	60.0
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.3%, Due 12/11 – 12/12)(7)	16.5	16.3	16.3
		Subordinated Debt (15.0%, Due 12/14)(7)	15.0	14.8	14.8
		Convertible Preferred Stock (240,984 shares)		2.9	2.9
		Common Stock (60,246 shares)(1)		0.7	0.7

				34.7	34.7
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (12.3%, Due 6/12)(7)	10.0	9.9	9.9
		Subordinated Debt (14.1%, Due 6/13)(7)	23.0	22.7	22.7
		Redeemable Preferred Stock (43,547 shares)		35.3	35.3
		Common Stock (48,384 shares)(1)		4.6	4.6
		Common Stock Warrants (139,367 shares)(1)		13.9	13.9

				86.4	86.4
Precitech Holdings, Inc.	Machinery	Junior Subordinated Debt (17.0%, Due 12/12)(6)	8.0	4.7	2.2
Ranpak Acquisition, Inc.	Containers & Packaging	Senior Debt (7.9%, Due 12/11)	2.7	2.7	2.7
		Subordinated Debt (13.6%, Due 12/12-12/13)(7)	104.7	103.3	103.3
		Redeemable Preferred Stock (114,117 shares)		86.2	86.2
		Common Stock (126,797shares)(1)		12.7	17.4
		Common Stock Warrants (379,379 shares)(1)		37.9	72.0

				242.8	281.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock (46,666,666 shares)(1)		8.4	7.9
SAV Holdings, Inc.	Commercial Services &	Senior Debt (12.3%, Due 11/11)(7)	17.0	16.6	16.6
	Supplies	Subordinated Debt (14.0%, Due 11/12)(7)	12.3	12.1	12.1
		Redeemable Preferred Stock (18,144 shares)		19.9	19.9
		Common Stock (2,016,000 shares)(1)		2.0	34.0

				50.6	82.6
Sixnet, LLC	Electronic Equipment &	Senior Debt (10.4%, Due 6/10)(7)	9.0	8.9	8.9
	Instruments	Subordinated Debt (17.0%, Due 6/13)(7)	9.8	9.7	9.7
		Membership Units (339 units)(1)		4.2	8.6

				22.8	27.2
Stravina Holdings, Inc.	Personal Products	Senior Debt (10.0%, Due 01/10 – 4/11)	31.1	31.2	27.9
		Senior Debt (14.0%, Due 01/10 – 4/11)(6)	23.7	21.4	—
		Subordinated Debt (18.5%, Due 2/11)(6)	5.9	3.2	—
		Redeemable Preferred Stock (7,564,822 shares)(1)		5.0	—
		Common Stock (76,300 shares)(1)		—	—

				60.8	27.9
UFG Real Estate Holdings, LLC	Real Estate	Common Membership (70 shares)(1)		3.5	3.5
Unwired Holdings, Inc.	Household Durables	Senior Debt (9.3%, Due 6/10 – 6/11)	0.1	0.1	0.1
		Senior Debt (12.8%, Due 6/11)(6)	8.2	7.5	2.9
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(6)	17.2	14.8	—
		Redeemable Preferred Stock (12,740 shares)(1)		12.7	—
		Preferred Stock Warrants (39,690 shares)(1)		—	—
		Common Stock (126,001 shares)(1)		1.3	—
		Common Stock Warrants (439,205 shares)(1)		—	—

				36.4	3.0
VP Acquisitions Holdings,	Health Care Equipment &	Subordinated Debt (14.5%, Due 10/13 – 10/14)(7)	18.6	18.2	18.2
Inc.	Supplies	Common Stock (23,750 shares)(1)		29.7	35.3
		Common Stock Warrants (2,720 shares)(1)		—	—

				47.9	53.5
Warner Power, LLC	Electrical Equipment	Senior Debt (12.3%, Due 12/07)	6.3	6.3	6.3
		Subordinated Debt (12.6%, Due 12/07)	5.0	4.8	4.8
		Redeemable Preferred Stock (4,558,400 units)(1)		3.6	3.6
		Common Membership Units (33,175 units)(1)		2.3	0.6

				17.0	15.3
Subtotal Control Investments (32% of total investment assets and liabilities at fair value)				2,416.3	2,610.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value

DERIVATIVE AGREEMENTS

Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	2 Contracts (4.6%, Expiring 1/14 – 12/15)	272.0	—	8.2
Bank Of America, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	37.0	0.5	0.6
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.1%, Expiring 11/16)	13.0	—	0.1
Bayerische Hypo-Und Vereinsbank AG, NY	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.1%, Expiring 12/16)	11.0	—	0.1
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.6%, Expiring 4/12)	530.0	—	8.2
Credit Suisse International	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 9/15)	73.0	1.0	1.3
HSBC Bank USA, National Association	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	37.0	0.5	0.6
PNC Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.2%, Expiring 11/16)	27.0	—	0.1
WestLB AG	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.9%, Expiring 12/16)	17.0	—	0.4
Citibank, N.A.	Foreign Exchange Forward—Pay Euros / Receive GBP	1 Contract (Expiring 2/11)	—	—	0.2
Citibank, N.A.	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract (4.6%, Expiring 4/12)	40.0	—	0.3
BMO Financial Group	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract (5.5%, Expiring 2/13)	23.0	—	0.2
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)				2.0	20.3
Total Investment Assets				$7,781.0	$8,075.8

DERIVATIVE AGREEMENTS

Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	5 Contracts (5.3%, Expiring 2/16 – 6/16)	$78.0	$—	$(1.6)
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	4 Contracts (5.6%, Expiring 5/16 – 6/20)	44.0	—	(1.6)
Bayerische Hypo-Und Vereinsbank AG, NY	Interest Rate Swap—Pay Fixed/ Receive Floating	3 Contracts (5.7%, Expiring 6/16 – 7/16)	55.0	—	(2.6)
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.4%, Expiring 2/13)	286.0	—	(6.5)
PNC Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.7%, Expiring 6/16)	26.0	—	(1.0)
Total Investment Liabilities (less than 1% of total investment assets and liabilities at fair value)				$—	$(13.3)

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

(1)	Non-income producing.
(2)	Publicly traded company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(in millions, except per share data)

Note 1. Unaudited Interim Consolidated Financial Statements

Interim consolidated financial statements of American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, the “Company”, “we” and “us”) are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in our Form 10-K, as filed with the Securities and Exchange Commission (“SEC”).

Note 2. Organization

We are a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). We operate so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC, we invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, provide capital directly to early stage and mature private and small public companies, invest in commercial mortgage backed securities (“CMBS”) and collateralized debt obligation (“CDO”) securities and invest in investment funds managed by us. We are also a publicly traded alternative asset manager. Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business.

We are the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS provide advisory, management and other services to businesses, principally our portfolio companies. We are also the parent and sole shareholder of European Capital Financial Services (Guernsey) Limited (“ECFS”), a company incorporated in Guernsey. ECFS is the sole shareholder of European Capital Financial Services Limited, a company incorporated in the United Kingdom. These companies provide fund management services to a European investment fund, which is one of our portfolio companies.

We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Palo Alto, London, Paris and Frankfurt.

Note 3. Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the investment company has an investment in a controlled operating company that provides services to the investment company. Our consolidated financial statements include the accounts of controlled operating companies if all or substantially all of the services provided by these operating companies are to us or to portfolio companies in which we have a

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

significant interest. ACFS and ECFS are consolidated operating companies as they are considered to provide all or substantially all of their services to American Capital. If our ownership interest in a portfolio company that a consolidated operating company manages or provides services to were to decrease, the operating subsidiary may no longer provide substantially all of its services directly or indirectly to us, resulting in the deconsolidation of such operating subsidiary at that time. Our investments in other investment companies or funds are recorded as investments in the accompanying interim consolidated financial statements and are not consolidated.

We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trust. These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with Financial Accounting Standards Board (“FASB”) Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and our interim consolidated financial statements include the accounts of our affiliated statutory trusts established for secured financing arrangements. We also have established trusts to fund deferred compensation plans for employees. Our interim consolidated interim financial statements include the accounts of these trusts. All intercompany accounts have been eliminated in consolidation.

Note 4. Recent Accounting Pronouncements

In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS No. 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. However, it is possible that the application of this statement will change current practice with respect to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. The fair value option established by this statement permits all entities to choose to measure eligible items at fair value at specified election dates. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. We did not early adopt SFAS No. 159. Management has not assessed the impact on our financial statements of adopting SFAS No. 159.

In September 2006, the FASB issued Statement No. 157, Fair Value Measurements (“SFAS No. 157”). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. SFAS No. 157 is not expected to have a material impact on our consolidated financial statements. We did not early adopt SFAS No. 157.

We adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN 48”), on January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes and prescribes a recognition threshold and measurement attribute for the financial

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. In May 2007, the FASB issued Staff Position, FIN 48-1, Definition of Settlement in FASB Interpretation No. 48 (“FSP FIN 48-1”), which provides guidance on how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. FSP FIN 48-1 is effective with the initial adoption of FIN 48. The adoption of FIN 48 and FSP FIN 48-1 did not have a material impact on our consolidated financial statements.

Note 5. Investments

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company, including an investment company that is a portfolio company, issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security.

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Investments consist of securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and derivative agreements. Our debt securities are payable in installments with final maturities ranging generally from 5 to 10 years and are generally collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity and preferred equity and are identified in the accompanying consolidated schedule of investments. We also invest in non-investment grade CMBS and CDO securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

As of March 31, 2007 and December 31, 2006, loans on non-accrual status were $208 million and $183 million, respectively, calculated as the cost plus unamortized OID. As of March 31, 2007 and December 31, 2006, loans, excluding loans on non-accrual status, with a principal balance of $11 and $12 million, respectively, were greater than three months past due.

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CMBS and CDO securities, we recognize income using the effective interest method, using the anticipated yield over the projected life of the investment.

The composition summaries of our investment portfolio as of March 31, 2007 and December 31, 2006 at cost and fair value as a percentage of total investments, excluding derivative agreements, are shown in the following table:

	March 31, 2007	December 31, 2006
COST
Senior debt	30.2%	32.8%
Subordinated debt	28.5%	28.2%
Preferred equity	16.0%	15.1%
Common equity	12.7%	12.5%
CMBS & CDO securities	9.9%	8.5%
Equity warrants	2.7%	2.9%

	March 31, 2007	December 31, 2006
FAIR VALUE
Senior debt	28.7%	31.1%
Subordinated debt	26.4%	26.3%
Common equity	15.8%	15.1%
Preferred equity	15.0%	15.2%
CMBS & CDO securities	9.7%	8.3%
Equity warrants	4.4%	4.0%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding derivative agreements.

	March 31, 2007	December 31, 2006
COST
Commercial Services & Supplies	14.8%	14.3%
Diversified Financial Services	13.0%	13.2%
Real Estate	7.7%	6.6%
Food Products	5.2%	5.8%
Healthcare Providers & Services	4.6%	6.1%
Healthcare Equipment & Supplies	4.6%	4.7%
Electrical Equipment	3.8%	4.2%
Diversified Consumer Services	3.7%	4.0%
Construction & Engineering	3.7%	3.9%
Containers & Packaging	3.5%	3.8%
Household Durables	3.5%	3.7%
Auto Components	3.4%	3.8%
Leisure Equipment & Products	3.0%	3.1%
Oil, Gas & Consumable Fuels	2.8%	1.5%
Building Products	2.3%	2.8%
Internet & Catalog Retail	2.3%	2.8%
Internet Software and Services	1.7%	—
IT Services	1.6%	1.7%
Software	1.6%	1.6%
Energy Equipment & Services	1.6%	1.5%
Pharmaceuticals	1.4%	1.5%
Electronic Equipment & Instruments	1.4%	0.8%
Computers & Peripherals	1.2%	1.2%
Personal Products	1.2%	1.2%
Textiles, Apparel & Luxury Goods	1.1%	1.2%
Construction Materials	0.7%	0.8%
Road & Rail	0.7%	0.7%
Distributors	0.7%	0.6%
Diversified Telecommunication Services	0.5%	0.5%
Transportation Infrastructure	0.5%	—
Machinery	0.4%	0.5%
Other	1.8%	1.9%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

	March 31, 2007	December 31, 2006
FAIR VALUE
Commercial Services & Supplies	15.2%	14.6%
Diversified Financial Services	14.1%	14.3%
Real Estate	7.5%	6.4%
Healthcare Equipment & Supplies	5.0%	4.9%
Food Products	4.7%	5.2%
Healthcare Providers & Services	4.6%	6.0%
Electrical Equipment	4.3%	5.0%
Diversified Consumer Services	3.9%	4.1%
Containers & Packaging	3.9%	4.0%
Construction & Engineering	3.5%	3.8%
Auto Components	3.3%	3.6%
Oil, Gas & Consumable Fuels	3.3%	2.7%
Household Durables	2.8%	3.0%
Leisure Equipment & Products	2.4%	2.5%
Building Products	2.3%	2.7%
Internet & Catalog Retail	2.2%	2.7%
Energy Equipment & Services	2.1%	1.8%
Software	1.6%	1.6%
Internet Software and Services	1.6%	0.2%
IT Services	1.5%	1.7%
Electronic Equipment & Instruments	1.4%	0.8%
Computers & Peripherals	1.3%	1.4%
Pharmaceuticals	1.3%	1.3%
Aerospace & Defense	0.9%	0.4%
Textiles, Apparel & Luxury Goods	0.8%	0.9%
Distributors	0.7%	0.6%
Personal Products	0.6%	0.5%
Diversified Telecommunication Services	0.4%	0.6%
Other	2.8%	2.7%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The following table shows the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding CDO’s, CMBS and derivative agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	March 31, 2007	December 31, 2006
COST
Southwest	28.4%	25.3%
Mid-Atlantic	15.8%	17.3%
Southeast	14.0%	18.1%
International	12.0%	11.0%
Northeast	11.6%	10.9%
South-Central	10.4%	9.6%
North-Central	7.1%	7.1%
Northwest	0.7%	0.7%

	March 31, 2007	December 31, 2006
FAIR VALUE
Southwest	27.0%	24.2%
Mid-Atlantic	16.7%	17.8%
Southeast	13.5%	17.4%
International	12.8%	11.7%
South-Central	11.2%	10.7%
Northeast	10.8%	10.2%
North-Central	7.4%	7.4%
Northwest	0.6%	0.6%

Note 6. Borrowings

Our debt obligations consisted of the following as of March 31, 2007 and December 31, 2006:

	March 31, 2007	December 31, 2006
Secured revolving credit facility, $1,250 million commitment	$1,046	$669
Unsecured revolving credit facility, $900 million commitment	797	893
Unsecured debt due through September 2011	167	167
Unsecured debt due August 2010	126	126
Unsecured debt due October 2020	75	75
Unsecured debt due February 2011	24	24
TRS Facility, $500 million	95	296
ACAS Business Loan Trust 2004-1 asset securitization	410	410
ACAS Business Loan Trust 2005-1 asset securitization	830	830
ACAS Business Loan Trust 2006-1 asset securitization	436	436

Total	$4,006	$3,926

The weighted average debt balance for the three months ended March 31, 2007 and 2006 was $4,011 million and $2,431 million, respectively. The weighted average interest rate on all of our borrowings, including

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

amortization of deferred financing costs, for the three months ended March 31, 2007 and 2006 was 6.2% and 5.9%, respectively. We are currently in compliance with all of our debt covenants.

Total Return Swap Facility

In March 2007, our total return swap facility (the “TRS Facility”) with Wachovia Bank, N.A. was temporarily increased from $350 million to $500 million through May 30, 2007 and will be reduced to $300 million thereafter, unless further extended.

Note 7. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the three months ended March 31, 2007 and 2006:

	Three Months Ended March 31,
	2007	2006
Numerator for basic and diluted net operating income per share	$114	$93

Numerator for basic and diluted earnings per share	$134	$162

Denominator for basic weighted average shares	152.7	119.9
Employee stock options and awards	3.2	0.9
Shares issuable under forward sale agreements	0.2	0.3

Denominator for diluted weighted average shares	156.1	121.1

Basic net operating income per common share	$0.75	$0.77
Diluted net operating income per common share	$0.73	$0.77
Basic net earnings per common share	$0.88	$1.35
Diluted net earnings per common share	$0.86	$1.34

Note 8. Segment Data

Reportable segments are identified by management based on our organizational structure and the business activities from which we earn income. We have determined that we have two primary lines of business: Investing and Asset Management and Advisory.

We derive the majority of our income and net operating income from our Investing segment, which primarily invests in senior and subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains. Our Asset Management and Advisory segment provides management services to our portfolio company investments and our alternative asset funds, which is conducted through our consolidated operating subsidiaries and certain of our wholly-owned portfolio companies. The results for this segment also include the realized gains and unrealized appreciation of such wholly-owned portfolio companies.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

The following table presents segment data for the three months ended March 31, 2007:

	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$204	$2	$206
Fee and other income	1	43	44

Total operating income	205	45	250

Interest	62	—	62
Salaries, benefits and stock-based compensation	13	38	51
General and administrative	11	14	25

Total operating expenses	86	52	138

Operating income (loss) before income taxes	119	(7)	112
(Provision) benefit for income taxes	(1)	3	2

Net operating income (loss)	118	(4)	114

Net realized gain on investments	13	—	13
Net unrealized appreciation of investments	7	—	7

Net increase (decrease) in net assets resulting from operations	$138	$(4)	$134

The following table presents segment data for the three months ended March 31, 2006:

	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$131	$—	$131
Fee and other income	5	37	42

Total operating income	136	37	173

Interest	36	—	36
Salaries, benefits and stock-based compensation	7	16	23
General and administrative	6	9	15

Total operating expenses	49	25	74

Operating income before income taxes	87	12	99
Provision for income taxes	(1)	(5)	(6)

Net operating income	86	7	93

Net realized gain on investments	44	—	44
Net unrealized appreciation of investments	24	—	24
Cumulative effect of accounting change, net of tax	1	—	1

Net increase in net assets resulting from operations	$155	$7	$162

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

Note 9. Commitments

As of March 31, 2007, we had commitments under loan and financing agreements to fund up to $383 million to 58 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria. The terms of the borrowings and financings subject to commitment are comparable to the terms of other debt and equity securities in our portfolio.

Note 10. Income Taxes

Effective January 1, 2007, we adopted FIN 48, Accounting for Uncertainty in Income Taxes, an interpretation of SFAS No. 109. FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the financial statements. Our adoption of FIN 48 did not require a cumulative effect adjustment to the January 1, 2007 undistributed net realized earnings. We classify interest and penalties, if any, related to unrecognized tax benefits as a component of (benefit) provision for income taxes.

Based on our analysis of our tax position, we concluded that we did not have any uncertain tax positions that met this recognition or measurement criteria of FIN 48. We did not have any unrecognized tax benefits as of January 1, 2007 or March 31, 2007.

Although we file federal, state and foreign tax returns, our major tax jurisdiction is federal for our parent RIC (“ACAS”) and ACFS. The 2002 through 2005 federal tax years for ACAS and ACFS remain subject to examination by the IRS.

Note 11. Shareholders’ Equity

Our common stock activity for the three months ended March 31, 2007 and 2006 was as follows:

	March 31, 2007	March 31, 2006
Common stock outstanding at beginning of period	147.6	118.9
Issuance of common stock	9.6	4.4
Issuance of common stock under stock option plans	0.2	0.1
Issuance of common stock under dividend reinvestment plan	0.2	—
Purchase of common stock held in deferred compensation trusts	(0.1)	—

Common stock outstanding at end of period	157.5	123.4

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

Equity Offerings

For the three months ended March 31, 2007 and 2006, we completed several public offerings of our common stock in which shares were sold either directly by us or by forward purchasers in connection with forward sale agreements. The following table summarizes the total shares sold directly by us, including shares sold pursuant to underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for the three months ended March 31, 2007 and 2006:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price
March 2007 public offering	4.4	$187	$43.03
January 2007 public offering	5.2	231	44.11

Total for the three months ended March 31, 2007	9.6	$418	43.54

February 2006 public offering	1.0	$35	36.10
January 2006 public offering	0.6	21	34.84
Issuances under November 2005 Forward Sale Agreements	2.0	72	35.83
Issuances under September 2005 Forward Sale Agreements	0.8	26	34.82

Total for the three months ended March 31, 2006	4.4	$154	35.58

In January 2007, we entered into forward sale agreements (the “January 2007 Forward Sale Agreements”) to purchase 2.0 million shares of common stock. The 2.0 million shares of common stock were borrowed from third-party market sources by the counterparties, or forward purchasers, of the January 2007 Forward Sale Agreements who then sold the shares to the public. Pursuant to the January 2007 Forward Sale Agreements, we must sell to the forward purchasers 2.0 million shares of our common stock generally at such times as we elect over a one-year period. The January 2007 Forward Sale Agreements provide for settlement date or dates to be specified at our discretion within the duration of the January 2007 Forward Sale Agreements through termination in January 2008. On a settlement date, we will issue shares of our common stock to the applicable forward purchaser at the then applicable forward sale price. The forward sale price was initially $44.11 per share, which was the public offering price of shares of our common stock less the underwriting discount. The January 2007 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to a decrease by $0.89, $0.91, $0.92, and $0.96 on each of March 2, 2007, June 1, 2007, September 7, 2007 and December 7, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. The January 2007 Forward Sale Agreements are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. As of March 31, 2007, there are 2.0 million shares available under the January 2007 Forward Sales Agreements at a forward price of $43.70.

In March 2007, we entered into forward sale agreements (the “March 2007 Forward Sale Agreements”) to purchase 6.0 million shares of common stock. The 6.0 million shares of common stock were borrowed from third-party market sources by the counterparties, or forward purchasers, of the March 2007 Forward Sale Agreements who then sold the shares to the public. Pursuant to the March 2007 Forward Sale Agreements, we must sell to the forward purchasers 6.0 million shares of our common stock generally at such times as we elect over a one-year period. The March 2007 Forward Sale Agreements provide for settlement date or dates to be specified at our discretion within the duration of the March 2007 Forward Sale Agreements through termination

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

in March 2008. On a settlement date, we will issue shares of our common stock to the applicable forward purchaser at the then applicable forward sale price. The forward sale price was initially $43.03 per share, which was the public offering price of shares of our common stock less the underwriting discount. The March 2007 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to a decrease by $0.91, $0.92, $0.96, and $0.98 on each of June 11, 2007, September 7, 2007, December 7, 2007 and March 7, 2008, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. The March 2007 Forward Sale Agreements are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. As of March 31, 2007, there are 6.0 million shares available under the March 2007 Forward Sales Agreements at a forward price of $43.06.

Note 12. Investment in European Capital Limited

On September 30, 2005, European Capital Limited (“ECAS”), a company incorporated in Guernsey, closed on an offering of €750 million of equity commitments. We provided €521 million of the equity commitments and third party institutional investors provided €229 million of the remaining equity commitments. ECAS, through its subsidiary, European Capital S.A. SICAR (“ECAS SICAR”), invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and public companies primarily in Europe. As of December 31, 2006, we had fully funded our equity commitment in the amount of €521 million ($654 million). Our total investment in ECAS at fair value as of March 31, 2007 and December 31, 2006 of $759 million and $751 million, respectively, is included as a portfolio investment in our accompanying consolidated balance sheets. As of March 31, 2007 and December 31, 2006, we had a receivable of $15 million and $20 million, respectively, due from ECAS for a €0.21 first quarter 2007 dividend and a €0.29 fourth quarter 2006 dividend, which is included in other assets in the accompanying consolidated balance sheets.

Our wholly-owned subsidiary ECFS, entered into a services agreement with ECAS and an investment management agreement with ECAS SICAR. Pursuant to the investment management agreement and services agreement, we provide investment advisory and management services to ECAS SICAR and received a base management fee equal to 1.25% of the greater of ECAS SICAR’s weighted average gross assets or €750 million. In addition, ECAS SICAR and ECAS had reimbursed us for all costs and expenses incurred by ECFS during the term of the agreement, subject to certain exclusions, including all cost and expenses incurred by us and ECFS for the organization and formation of ECAS SICAR, ECAS and ECFS. For the three months ended March 31, 2007 and 2006, we recorded $15 million and $8 million of revenue from these agreements, respectively, consisting of $5 million and $3 million, respectively, of management fees and $10 million and $5 million, respectively, for reimbursements of costs and expenses. As of March 31, 2007 and 2006, we had a receivable of $5 million and $4 million, respectively, due from ECAS SICAR and ECAS for management fees and reimbursements of costs and expenses, which is included in other assets in the accompanying consolidated balance sheets.

Also pursuant to the investment management agreement, ECFS received a warrant to purchase 18.75 million participating preferred shares of ECAS representing 20% of ECAS’ participating preferred shares on a fully-diluted basis. The initial exercise price of the warrants was €10 per share, which was the same per share price that the original investors purchased their participating preferred shares in the initial offering. The per share exercise price on the warrants has been reduced by dividends declared on the participating preferred shares and will be reduced to reflect the amount of any future dividends declared on the participating preferred shares. As of March 31, 2007, the exercise price of the warrants was €9.50 per share. In the event that ECAS issues additional participating preferred shares, ECFS would receive additional warrants to purchase participating

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

preferred shares in ECAS so that at all times the warrants issued to ECFS as manager are not less than 20% of ECAS’ participating preferred shares on a fully-diluted basis. In the event that ECAS undertakes an initial public offering and legal requirements effectively prevent ECAS from being able to issue additional warrants to ECFS, then ECAS will pay ECFS an incentive management fee in cash. The incentive management fee would be subject to a cumulative hurdle rate of 2% per quarter of ECAS SICAR’s pre-incentive fee net income as a return on quarterly average net asset value, determined on a cumulative basis through the end of quarter. The incentive management fee, if any, would be earned and payable as follows: (i) no incentive management fee in any calendar quarter in which ECAS SICAR’s pre-incentive fee net income does not exceed the cumulative hurdle rate or (ii) 100% of the amount of ECAS SICAR’s pre-incentive management fee net income, if any, that exceeds the cumulative hurdle rate but is less than 2.5% per quarter, plus 20% of the amount of ECAS SICAR’s pre-incentive fee net income, if any, that is equal to or exceeds 2.5%.

Note 13. Subsequent Events

Securitization

In April 2007, we completed a $600 million asset securitization. In connection with the transaction, ACAS

Business Loan Trust 2007-1 (“BLT 2007-1”), an indirect consolidated subsidiary, issued $351 million Class A notes, $45 million Class B notes, $81 million Class C notes, $45 million Class D notes and $78 million Class E notes (collectively, the “2007-1 Notes”). The Class A notes, Class B notes, Class C notes and $15 million of the Class D notes were sold to institutional investors and $30 million of the Class D notes and all the Class E notes were retained by us. The 2007-1 Notes are secured by loans originated or acquired by us and sold to our wholly-owned consolidated subsidiary, BLT 2007-1. Through November 2007, BLT 2007-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2007-1 Notes. After such time, principal payments on the 2007-1 Notes will generally be applied pro rata to each class of 2007-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $300 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 14 basis points, the Class B notes have an interest rate of three-month LIBOR plus 31 basis points, the Class C notes have an interest rate of three-month LIBOR plus 85 basis points, the Class D notes have an interest rate of three-month LIBOR plus 185 basis points and the Class E notes retained by us do not have an interest rate. The loans are secured by loans and assets from our portfolio companies with a principal balance of approximately $600 million. The 2007-1 Notes contain customary default provisions and mature in August 2019 unless redeemed or repaid prior to such date.

European Capital Limited Initial Public Offering

On May 10, 2007, ECAS closed on an initial public offering (“IPO”) of ordinary shares and the ordinary shares, were admitted to the Official List of the U.K. Financial Services Authority and to trading on the main market of the London Stock Exchange under the ticker symbol “ECAS.” The offering comprised 12.7 million newly issued ordinary shares at a price of €9.84 per ordinary share, for gross proceeds of approximately €125 million. The 12.7 million new ordinary shares represented approximately 12% of the outstanding ordinary shares following completion of the IPO. ECAS granted the underwriters an over-allotment option to purchase up to an additional 1.9 million ordinary shares at a price of €9.84 per ordinary share that was subsequently fully exercised.

As of March 31, 2007, American Capital’s investment in ECAS consisted of 52.1 million participating preferred shares and warrants held by ECFS to purchase 18.75 million participating preferred shares. Prior to the IPO, ECFS exercised its warrant to purchase 18.75 million participating preferred shares for an exercise price of

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in millions, except per share data)

€9.50 per share, or €178 million ($242 million), and assigned the shares to American Capital. As a result of the IPO, the warrant agreement was terminated, and ECFS will not receive any future warrants. Our 18.75 million participating preferred shares received upon exercise of the warrant and our existing 52.1 million participating preferred shares were redesignated as ordinary shares as part of the capital reorganization that took effect upon the closing of the IPO. Subsequent to the IPO, American Capital owns 70.8 million ordinary shares, or a 67% ownership, of ECAS.

As of March 31, 2007, our investment in ECAS had a cost of $654 million and fair value of $759 million. The fair value of ECAS as of March 31, 2007 was valued by us based on ECAS being a privately held controlled company in accordance with our established valuation methodologies (see Note 5). If we were to determine the cost basis and fair value of our investment in ECAS as of the date of the IPO at the IPO price of €9.84 per ordinary share, including the increase in our cost basis as a result of the exercise of our warrants, our cost would be $896 million and our fair value would be $947 million.

The investment manager of ECAS is ECFS, our wholly-owned consolidated subsidiary. Due to the dilution of our ownership interest in ECAS as a result of the IPO, ECFS will no longer be considered to be providing substantially all of its services directly or indirectly to American Capital or its portfolio companies, which will result in the deconsolidation of ECFS during the quarter ended June 30, 2007. As a result of its deconsolidation for the quarter ended June 30, 2007, ECFS will then be treated as a portfolio company investment and carried at fair value on our balance sheet. The deconsolidation of ECFS will be considered a change in reporting entity and will be accounted for in accordance with FASB Statement No. 154, Accounting Changes and Error Corrections.

In addition, as part of the IPO, ECFS’ existing investment management agreement with ECAS SICAR was terminated resulting in a termination fee payment to ECFS of €10 million. In addition, ECFS’ existing services agreement with ECAS was terminated, and ECFS entered into a new investment management agreement with ECAS and ECAS SICAR to provide investment advisory and management services. ECFS will receive an annual management fee equal to 2% of the weighted average monthly consolidated gross asset value of all investments of ECAS, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10% and 20% of the net earnings thereafter, and certain expense reimbursements not to exceed a cap of 0.25% per year of the weighted average monthly consolidated gross asset value of all investments of ECAS.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

Forward-Looking Statements

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have substantially greater financial resources than us reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that require our good faith estimate of fair value, and a change in estimate could affect our net asset value; (iv) our investments in securities of privately held companies may be illiquid which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on our investments which could affect our operating results; (vi) we are dependent on external financing to grow our business; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless we maintain an asset coverage of at least 200%, which may affect returns to our stockholder; (xii) we may fail to continue to qualify for our pass-through treatment as a RIC, which could have an affect on stockholder return; (xiii) our common stock price may be volatile; (xiv) our strategy of becoming an asset manager of funds of private assets may not be successful and therefore have a negative impact on our results of operation; and (xv) general business and economic conditions and other risk factors described in our reports filed from time to time with the SEC. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

American Capital Fund

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies. We invest primarily in senior and subordinated debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. We also invest in non-investment grade CMBS and CDO securities. The total portfolio value of our investments was $8.7 billion and $8.1 billion as of March 31, 2007 and December 31, 2006, respectively. During the quarters ended March 31, 2007 and 2006, we made new investments totaling $1.1 billion and $0.7 billion, including $0.4 billion and $0.1 billion, respectively, in funds committed but undrawn under credit facilities and subscription agreements at the date of the investment. The weighted average effective interest rate on our debt securities was 12.3% at both March 31, 2007 and December 31, 2006, respectively.

We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, provide capital directly to early stage and mature private and small public companies, invest in CMBS and CDO securities and invest in investment funds managed by us. We provide senior debt, mezzanine debt and equity to fund buyouts, growth, acquisitions and recapitalizations. We also provide capital directly to private and small public companies for buyouts, growth, acquisitions and recapitalizations.

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings fund (i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, (ii) recapitalization at the portfolio company, (iii) growth at the portfolio company such as product development or plant expansions, or (iv) working capital for portfolio companies, sometimes in distressed situations, that need capital to fund operating costs, debt service, or growth in receivables or inventory.

Our new investments during the three months ended March 31, 2007 and 2006 were as follows (in millions):

	Three Months Ended March 31,
	2007	2006
American Capital Sponsored Buyouts	$459	$405
Financing for Private Equity Buyouts	153	15
Direct Investments	181	12
CMBS Investments	129	73
CDO Investments	32	34
Add-On Financing for Acquisitions	57	140
Add-On Financing for Recapitalizations	70	8
Add-On Financing for Growth	4	2
Add-On Financing for Working Capital	8	—
Add-On Financing for Working Capital in Distressed Situations	2	8

Total	$1,095	$697

During the three months ended March 31, 2007 and 2006, we received cash proceeds from exits and repayments of portfolio investments, excluding $218 million of repayments of bridge notes from ECAS during the three months ended March 31, 2006, as follows (in millions):

	Three Months Ended March 31,
	2007	2006
Principal Prepayments	$105	$206
Senior Loan Syndications	424	43
Scheduled Principal Amortization	18	14
Payment of Accrued PIK Interest and Dividends and Original Issue Discounts	3	7
Sale of Equity Investments	20	99

Total	$570	$369

Public Manager of Funds of Alternative Assets

We are a leading global alternative asset manager of third party funds. In addition to managing American Capital’s assets and providing management services to portfolio companies of American Capital, we also manage ECAS, ACE I and ACAS CLO. We manage these funds either through consolidated operating subsidiaries or wholly-owned portfolio companies. We refer to the asset management business throughout this report to include the asset management activities conducted by both our consolidated operating subsidiaries and our wholly-owned asset management portfolio companies.

As of March 31, 2007, our assets under management totaled $10.8 billion, including $2.9 billion under management in the above third party funds. As of March 31, 2007, our capital resources under management totaled $12.0 billion, including $3.2 billion under management in the above third party funds.

Through our asset management business, we earn base management fees based on the size of our funds and incentive income based on the performance of our funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our investments in those funds. We intend to grow our existing funds, while continuing to create innovative products to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns.

ECAS, a fund incorporated in Guernsey, was initially a private equity fund established in 2005 that invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. Our wholly-owned consolidated operating subsidiary, European Capital Financial Services (Guernsey) Limited (“ECFS”) manages ECAS. On May 10, 2007, ECAS closed on an initial public offering (“IPO”) of ordinary shares and the ordinary shares, were admitted to the Official List of the U.K. Financial Services Authority and to trading on the main market of the London Stock Exchange under the ticker symbol “ECAS.” In addition, as part of the IPO, ECFS’ existing investment management agreement with ECAS SICAR was terminated resulting in a termination fee payment to ECFS of €10 million. In addition, ECFS’ existing services agreement with ECAS was terminated, and ECFS entered into a new investment management agreement with ECAS and ECAS SICAR to provide investment advisory and management services. ECFS will receive an annual management fee equal to 2% of the weighted average monthly consolidated gross asset value of all investments of ECAS, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10% and 20% of the net earnings thereafter, and certain expense reimbursements not to exceed a cap of 0.25% per year of the weighted average monthly consolidated gross asset value of all investments of ECAS.

ACE I is a private equity fund with $1 billion of equity commitments established in 2006. ACE I co-invests with American Capital in an amount equal to 30% of our future equity investments until the remaining commitment is exhausted. As of March 31, 2007, ACE I had $143 million of unfunded equity commitments outstanding. American Capital Equity Management, LLC (“ACEM”), a wholly-owned portfolio company, manages ACE I in exchange for a 2% base management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles.

ACAS CLO, a fund that was established in 2006, invests in middle market senior loans. ACAS CLO was initially in a “warehouse stage” and completed a $400 million securitization in April 2007. American Capital Asset Management, LLC (“ACAM”), a wholly-owned portfolio company, is the manager of ACAS CLO. ACAM earns a base management fee of 0.68% of ACAS CLO’s assets and a 20% carried interest in the net profits of ACAS CLO, subject to certain hurdles.

We consolidate a controlled company that manages a fund if it is determined that all or substantially all of the services being provided to the fund are also being indirectly provided to American Capital through our ownership interest in the fund. We do not consolidate a controlled company that manages a fund if it does not provide all or substantially all of its services directly or indirectly to American Capital. If we have wholly-owned management portfolio companies, we would expect that these portfolio companies would pay dividends to us each quarter to the extent of their earnings, if any. American Capital employees provide the services to these wholly-owned management portfolio companies to enable them to carry out their asset management responsibilities in return for a fee based on the cost of the services provided.

We expect to continue to develop our asset management business as a publicly traded manager of funds of alternative assets. Our corporate development team and marketing department conduct market research and due diligence to identify industry and geographic sectors of alternative assets that have attractive investment attributes and where we can create an alternative asset fund with attractive return prospects. In addition to alternative asset funds focused on a specific industry or geographic location, we will also identify potential alternative asset funds that will investment in a specific security type such as first lien debt, second lien debt, real estate loans or equity securities. We would expect to enter into asset management agreements with the alternative asset fund either by a wholly-owned consolidated operating subsidiary or a wholly-owned portfolio company.

Results of Operations

Our consolidated financial performance, as reflected in our interim consolidated statements of operations, consists of three primary elements. The first element is “Net operating income,” which is primarily the interest, dividends and prepayment fees earned from investing in debt and equity securities and the fees we earn from portfolio company management, asset management, financing and transaction structuring activities, less our operating expenses and provision for income taxes. The second element is “Net realized gain (loss) on investments,” which reflects the difference between the proceeds from an exit of an investment and the cost at which the investment was carried on our consolidated balance sheets and periodic settlements of derivatives. The third element is “Net unrealized appreciation (depreciation) of investments,” which is the net change in the estimated fair values of our investments and the change in the estimated fair value of the future payment streams of our interest rate derivatives, at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. Our net realized earnings comprises our net operating income and net realized gain (loss) on investments.

The consolidated operating results for the three months ended March 31, 2007 and 2006 was as follows (in millions):

	Three Months Ended March 31,
	2007	2006
Operating income	$250	$173
Operating expenses	138	74

Operating income before income taxes	112	99
Benefit (provision) for income taxes	2	(6)

Net operating income	114	93

Net realized gain on investments	13	44
Net unrealized appreciation of investments	7	24

Net increase in net assets resulting from operations before cumulative effect of accounting change	134	161
Cumulative effect of accounting change, net of tax	—	1

Net increase in net assets resulting from operations	$134	$162

Net Operating Income

Operating Income

For the three months ended March 31, 2007, operating income increased $77 million, or 45%, over the three months ended March 31, 2006. Interest and dividend income consisted of the following for the three months ended March 31, 2007 and 2006 (in millions):

	Three Months Ended March 31,
	2007	2006
Interest income on debt securities	$162	$111
Interest income on bank deposits	2	1
Dividend income on equity securities	40	19
Dividend income from portfolio company fund managers	2	—

Total interest and dividend income	$206	$131

Interest income on debt securities increased by $51 million, or 46%, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average effective interest rate on our debt investments. Dividend income on equity securities increased by $21 million, or 111%, primarily due to an increase in our equity investments. The following table summarizes selected data for our debt and equity investments, at cost, for the three months ended March 31, 2007 and 2006 (dollars in millions):

	Three Months Ended March 31,
	2007	2006
Senior loans as a % of debt investments	46%	42%
CMBS investments as a % of debt investments	11%	4%
Average monthly one-month LIBOR rate	5.3%	4.7%
Daily weighted average debt investments	$5,483	$3,505
Daily weighted average effective interest rate on debt investments, excluding interest rate swaps	12.0%	12.8%
Daily weighted average effective interest rate on debt investments, including interest rate swaps	12.2%	12.7%

Daily weighted average debt and equity investments	$8,178	$5,231
Daily weighted average effective yield on debt and equity investments, excluding interest rate swaps	10.1%	10.0%
Daily weighted average effective yield on debt and equity investments, including interest rate swaps	10.2%	10.0%

The daily weighted average effective interest rate on debt investments, including CMBS, for the first quarter of 2007 decreased 80 basis points to 12.0%, excluding swaps, due primarily to an (i) increase in our investment in CMBS securities, (ii) an increase in total senior loans which generally have lower rates than subordinated loans, as a percentage of our total loan portfolio, (iii) and a contraction of the spreads over LIBOR for our new loan originations due to increased competition in the marketplace. Our overall effective interest rate on our CMBS investments is lower than our overall effective interest rate on our total senior and subordinated loans to our portfolio companies.

Including the impact of interest rate swaps, our daily average effective interest rate on debt investments decreased 50 basis points to 12.2%. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133. Under GAAP, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. In the first quarter of 2007 and 2006, the total interest benefit (cost) of interest rate derivative agreements included in both net realized gain (loss) on investments and unrealized appreciation (depreciation) of investments was $2 million and $(1) million, respectively. The decrease in our interest cost of interest rate derivative agreements is due primarily to the increase in the average monthly one-month LIBOR rate.

The daily weighted average yield on total debt and equity investments, excluding interest rate swaps, increased 10 basis points in the first quarter 2007, to 10.1% primarily due to increases in dividend income from common equity securities, partially offset by the decrease in the daily weighted average effective interest rate on debt investments discussed above. Including the impact of swaps, our daily weighted average yield on total debt and equity investments increased 20 basis points to 10.2% in the first quarter of 2007. In the first quarter of 2007, we accrued a $15 million dividend from our common equity investment in ECAS.  In addition, during the first quarter of 2007, we received a dividend of $2 million from our wholly-owned fund manager portfolio company, American Capital Equity Management, LLC, which is the manager of ACE I.

Asset management and other fee income consisted of the following for the three months ended March 31, 2007 and 2006 (in millions):

	Three Months Ended March 31,
	2007	2006
Asset management fees and reimbursements	$17	$8
Transaction structuring fees	3	11
Equity financing fees	8	6
Portfolio company management and administrative fees	7	6
Loan financing fees	6	3
Prepayment fees	—	3
Other	3	5

Total asset management and other fee income	$44	$42

Asset management fees and reimbursements primarily represent fees recognized for providing advisory and management services to ECAS pursuant to investment management and services agreements. In connection with these agreements with ECAS, we recognized $5 million of management fees and $10 million for reimbursements of costs and expenses in the three months ended March 31, 2007 for salaries, employee benefits and general and administrative expenses compared to $3 million for management fees and $5 million for reimbursements of costs and expenses in the comparable period in 2006.

In the three months ended March 31, 2007, we recorded $3 million in transaction structuring fees for four American Capital sponsored buyout investments totaling $459 million of American Capital financing. In the same period in 2006, we recorded $11 million in transaction structuring fees for six buyout investments and one add-on financings for acquisitions totaling $524 million of American Capital financing. The transaction structuring fees were 0.7% and 2.1% of American Capital financing in the first quarter of 2007 and 2006, respectively.

Loan financing fees for the quarter ended March 31, 2007 increased $3 million, or 100%, over the comparable period in 2006. The increase in the loan financing fees was attributable to an increase in new debt investments from $349 million in first quarter of 2006 to $690 million in the first quarter of 2007. The loan financing fees were 0.9% and 1.0% of loan originations in the first quarter of 2007 and 2006, respectively. Loan fees we receive that are representative of additional yield are deferred as a discount and accreted into interest income and are not recorded as fee income.

Operating Expenses

Operating expenses for the three months ended March 31, 2007 increased $64 million, or 86%, over the comparable period in 2006. Our operating leverage was 2.1% for the both three months ended March 31, 2007 and 2006, respectively. Operating leverage is our annualized operating expenses, excluding stock-based compensation, interest expense and operating expenses reimbursed under management agreements, divided by our total assets at period end.

Interest Expense

Interest expense increased from $36 million for the three months ended March 31, 2006 to $62 million in the comparable period in 2007. The increase in interest expense is due both to an increase in our weighted average borrowings from $2,431 million in the three months ended March 31, 2006 to $4,011 million in the comparable period in 2007 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred financing costs, from 5.9% during the three months ended March 31, 2006 to

6.2% during the comparable period in 2007. The increase in the weighted average interest rate is primarily due to an increase in the average monthly one-month LIBOR rate from 4.7% in the three months ended March 31, 2006 to 5.3% in the comparable period in 2007.

Salaries, Benefits and Stock-based Compensation

Salaries, benefits and stock-based compensation expense increased 122% from $23 million in the three months ended March 31, 2006 to $51 million in the comparable period in 2007. Salaries, benefits and stock-based compensation consisted of the following for the three months ended March 31, 2007 and 2006 (in millions):

	Three Months Ended March 31,
	2007	2006
Salaries	$26	$15
Benefits	6	4
Stock-based and other deferred compensation	19	4

Total salaries, benefits and stock-based compensation	$51	$23

The total increase is primarily due to (i) an increase in employees, (ii) annual salary rate increases, and (iii) additional stock-based compensation primarily from our incentive bonus plan. Our number of employees increased 50% from 359 at March 31, 2006 to 538 at March 31, 2007. The increase in the number of employees is due to our growth; we have added investment professionals and administrative staff as we continue to build our investment platform and our asset management business, including the opening of new offices and expansion of existing offices. In addition, in the first quarter of 2007, we recorded additional stock-based compensation as a result of an increase in the number of estimated shares we expect to vest in 2007.

In 2006, we established an incentive bonus plan, which is a non-qualified deferred compensation plan for the purpose of granting bonus awards to our domestic employees. Cash bonus awards under the plan are determined by our Compensation and Corporate Governance Committee and are invested in our common stock by purchasing shares of our common stock on the open market. The awards under the plan are accounted for as a grant of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the three months ended March 31, 2007 and 2006, we recorded $12 million and $1 million, respectively, of stock-based compensation related to the incentive bonus plan.

General and Administrative Expenses

General and administrative expenses increased from $15 million in the three months ended March 31, 2006 to $25 million in the comparable period in 2007. The increase is due primarily to additional overhead attributable to the increase in the number of employees and the opening of new offices and expansion of existing offices, including higher employee recruiting costs and rent expense, as well as higher legal and board of director fees.

Provision for Income Taxes

We operate to qualify to be taxed as a regulated investment company, or a RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income. However, we are subject to a nondeductible federal excise tax of 4% on our undistributed investment company taxable income if we do not distribute at least 98% of our investment company ordinary taxable income in any calendar year, 98% of our capital gain net income for each one-year period ending on October 31 and any shortfall in distributing taxable income from the prior calendar year. As of December 31, 2006, we retained $97 million of our cumulative investment company taxable income that is subject to federal excise tax. For the three months ended March 31, 2007, we accrued a federal excise tax of $1 million, which is included in our provision for income taxes.

Our consolidated taxable operating subsidiaries, ACFS and ECFS, are subject to corporate level federal, state and local income tax in their respective jurisdictions. ECFS is incorporated in Guernsey where it has received an exempt status and therefore does not pay any income tax; however, the wholly-owned subsidiary of ECFS is subject to corporate level income tax. For the three months ended March 31, 2007, we recorded a tax benefit of $3 million compared to a tax provision of $5 million for the three months ended March 31, 2006 attributable to our taxable operating subsidiaries. The $2 million tax benefit recorded in 2007 as compared to the $6 million tax provision recorded in 2006 is due to a loss generated at ACFS in 2007 driven primarily by (i) increased operating expenses of ACFS in the first quarter of 2007 as a result of the additional overhead attributable to the building of our asset management platform and (ii) a decrease in transaction structuring fee income earned by ACFS as a result of structuring less buyouts in the first quarter of 2007 as compared to the same period in the prior year.

Net Realized Gain (Loss) on Investments

Our net realized gain (loss) for the three months ended March 31, 2007 and 2006 consisted of the following (in millions):

	Three Months Ended March 31,
	2007	2006
Consolidated Utility Services, Inc.	$7	$—
HP Evenflo Acquisition Co.	2	—
Edline, LLC	2	—
3SI Acquisition Holdings, Inc.	—	27
Network for Medical Communication & Research, LLC	—	22
Edge Products, LLC	—	4
Alemite Holdings, Inc.	—	2
Other, net	6	4

Total gross realized portfolio gain	17	59

Euro-Caribe Packing Company, Inc.	(4)	—
Kingway Inca Clymer Holdings, Inc.	(3)	—
American Decorative Surfaces International, Inc.	—	(16)

Total gross realized portfolio loss	(7)	(16)

Total net realized portfolio gains	10	43
Interest rate derivative periodic interest settlements, net	3	—
Interest rate derivative termination settlements, net	—	1

Total net realized gain	$13	$44

In the first quarter of 2006, we received full repayment of our remaining $40 million subordinated debt investment in 3SI Acquisition Holdings, Inc. and sold all of our common equity for $53 million in proceeds realizing a total gain of $27 million offset by a reversal of unrealized appreciation of $28 million. The gain that we recognized included escrowed proceeds of $4 million, which we expect to receive.

In the first quarter of 2006, we received full repayment of our remaining $10 million subordinated debt investment in Network for Medical Communication & Research, LLC and sold all of our common equity warrants for $22 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $23 million. The gain that we recognized include escrowed proceeds of $1 million, which we expect to receive.

In the first quarter of 2006, American Decorative Surfaces International, Inc. ceased business operations and a receiver was appointed to liquidate its remaining assets. As of the date the receivership was appointed, we did not expect to receive any additional proceeds from the liquidation. Our remaining subordinated debt and equity investments were deemed worthless and we recognized a realized loss of $16 million offset by the reversal of unrealized depreciation of $19 million.

We record the accrual of the periodic interest settlements of interest rate swaps in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

Unrealized Appreciation (Depreciation) of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our Board of Directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the three months ended March 31, 2007 and 2006 (dollars in millions):

	Number of Companies	Three Months Ended March 31, 2007	Number of Companies	Three Months Ended March 31, 2006
Gross unrealized appreciation of portfolio company investments	40	$171	29	$159
Gross unrealized depreciation of portfolio company investments	30	(162)	22	(119)
Net reversal of prior period unrealized appreciation upon a realization		(3)		(37)

Net unrealized appreciation of portfolio company investments		6		3
Foreign currency translation		8		—
Derivative agreements		(7)		21

Net unrealized appreciation of investments		$7		$24

During the first quarter of 2007, we recognized unrealized depreciation of $47 million related to our $76 million investment in ACSAB, LLC, which holds an investment in ASAlliances Biofuels, LLC. ASAlliances Biofuels, LLC is developing three large scale ethanol production facilities that it owns and will operate. Since our initial investment in February 2006, this investment has appreciated $52 million, to a fair value of $128 million as of March 31, 2007. In addition, we sold 30% of our equity investment in ACSAB, LLC in October 2006 realizing a gain of $18 million. The inception to date appreciation in this investment is driven in part by developments in the ethanol and energy markets and market comparables. In addition to the prices of ethanol, the valuation of this investment is highly dependent on the pricing of agricultural commodities, such as corn, which is a raw material used in the production of ethanol, as well as the selling prices of petroleum products, such as the prices of unleaded gasoline and diesel fuel for which ethanol is considered to be an additive and a substitute. During the first quarter of 2007, the prices of corn commodities increased, the prices of ethanol and crude oil decreased and the stock prices of comparable public companies declined which resulted in the $47 million decrease in fair value of our investment in ACSAB, LLC.

The fair value of the derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of derivative agreements. The decrease in the fair value of our derivative agreements in the three month period ended March 31, 2007 is primarily due to a decrease in the forward interest rate yield curve as well as a reversal of unrealized appreciation due to the recognition of net realized gains on interest rate periodic receipts during the quarter.

We have a limited amount of investments in portfolio companies, including ECAS, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. During the three months ended March 31, 2007, the foreign currency translation adjustment recorded in our interim consolidated statements of operations was unrealized appreciation of $8 million, primarily as a result of the Euro appreciating against the U.S. dollar.

Our Board of Directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. In that regard, the board has retained Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“Houlihan Lokey”) to assist it by having Houlihan Lokey regularly review a designated selection of our fair value determinations. Houlihan Lokey is a leading valuation firm in the U.S., engaged in approximately 1,000 valuation assignments per year for clients worldwide. Each quarter, Houlihan Lokey reviews our determination of the fair value of American Capital’s portfolio company investments that have been portfolio companies for at least one year and that have a fair value in excess of $25 million.

For the first quarter of 2007, Houlihan Lokey reviewed our valuations of 11 portfolio companies having an aggregate $680 million in fair value as reflected in our interim consolidated financial statements as of March 31, 2007. Over the last four quarters, Houlihan Lokey has reviewed 86 portfolio companies totaling $4,899 million in fair value as of their respective valuation dates. In addition, Houlihan Lokey representatives attend our quarterly valuation meetings and provide periodic reports and recommendations to our Audit and Compliance Committee of the Board of Directors. For those portfolio company investments that Houlihan Lokey has reviewed using the scope of review set forth by our Board of Directors, our Board of Directors has made a fair value determination that is within the aggregate range of fair value for such investments as determined by Houlihan Lokey. Houlihan Lokey has been engaged, or may in the future be engaged, directly by us or our portfolio companies to provide investment banking services.

Return on Shareholders’ Equity

The following table summarizes our returns on shareholders’ equity for the latest twelve months (“LTM”) ended March 31, 2007 and 2006 and for the quarters ended March 31, 2007 and 2006 annualized:

	Period Ended March 31,
	2007	2006
LTM net operating income return on average equity at cost	11.6%	13.4%
LTM net realized earnings return on average equity at cost	15.3%	16.4%
LTM net earnings return on average equity	21.6%	16.3%
Current quarter net operating income return on average equity at cost annualized	10.6%	12.3%
Current quarter net realized earnings return on average equity at cost annualized	11.9%	18.2%
Current quarter net earnings return on average equity annualized	11.8%	21.5%

Financial Condition, Liquidity and Capital Resources

As of March 31, 2007, we had $153 million in cash and cash equivalents and $88 million of restricted cash. Our restricted cash consists primarily of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized debt agreements, those funds are generally distributed each quarter to pay interest and principal on the securitized debt. As of March 31, 2007, we had $307 million of availability under our revolving credit facilities (excluding standby letters of credit of $11 million) and $346 million under our forward equity sale agreements assuming the forward prices as of March 31, 2007. During the first quarter of 2007, we principally funded investments using draws on the revolving credit facilities and equity offerings, as well as proceeds from syndications of senior loans, repayments of loans and sales of equity investments.

As a RIC, we are required to distribute annually 90% or more of our investment company taxable income. We provide shareholders with the option of reinvesting their dividends in American Capital. In August 2004, we amended our dividend reinvestment plan, or DRIP, to provide a 5% discount on shares purchased through the reinvested dividends, effective for dividends paid in December 2004 and thereafter, subject to terms of the plan. In March 2007, we amended our dividend reinvestment plan to reduce the discount to the market price on shares purchased through reinvested dividends from 5% to 2% beginning with our second quarter 2007 dividend.

We are currently in compliance with the requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to qualify as a business development company under the Investment Company Act of 1940, as amended. As a business development company, our asset coverage, as defined in the Investment Company Act of 1940, must be at least 200% after each issuance of senior securities. As of March 31, 2007 and December 31, 2006, our asset coverage was 219% and 211%, respectively.

Equity Capital Raising Activities

For the three months ended March 31, 2007 and 2006, we completed several public offerings of our common stock in which shares were sold either directly by us or by forward purchasers in connection with forward sale agreements. The following table summarizes the total shares sold directly by us, including shares sold pursuant to the underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for the three months ended March 31, 2007 and 2006 (in millions, except per share data):

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price
March 2007 public offering	4.4	$187	$43.03
January 2007 public offering	5.2	231	44.11

Total for the three months ended March 31, 2007	9.6	$418	43.54

February 2006 public offering	1.0	$35	36.10
January 2006 public offering	0.6	21	34.84
Issuances under November 2005 Forward Sale
Agreements	2.0	72	35.83
Issuances under September 2005 Forward Sale
Agreements	0.8	26	34.82

Total for the three months ended March 31, 2006	4.4	$154	35.58

In January 2007, we entered into forward sale agreements (the “January 2007 Forward Sale Agreements”) to purchase 2.0 million shares of common stock. The 2.0 million shares of common stock were borrowed from third party market sources by the counterparties, or forward purchasers, of the January 2007 Forward Sale Agreements who then sold the shares to the public. Pursuant to the January 2007 Forward Sale Agreements, we must sell to the forward purchasers 2.0 million shares of our common stock generally at such times as we elect over a one-year period. The January 2007 Forward Sale Agreements provide for settlement date or dates to be specified at our discretion within the duration of the January 2007 Forward Sale Agreements through termination in January 2008. On a settlement date, we will issue shares of our common stock to the applicable forward purchaser at the then applicable forward sale price. The forward sale price was initially $44.11 per share, which was the public offering price of shares of our common stock less the underwriting discount. The January 2007 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to a decrease by $0.89, $0.91, $0.92, and $0.96 on each of March 2, 2007, June 1, 2007, September 7, 2007 and December 7, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. The January 2007 Forward Sale Agreements are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. As of March 31, 2007 there are 2.0 million shares available under the January 2007 Forward Sales Agreements at a forward price of $43.70.

In March 2007, we entered into forward sale agreements (the “March 2007 Forward Sale Agreements”) to purchase 6.0 million shares of common stock. The 6.0 million shares of common stock were borrowed from third party market sources by the counterparties, or forward purchasers, of the March 2007 Forward Sale Agreements who then sold the shares to the public. Pursuant to the March 2007 Forward Sale Agreements, we must sell to the forward purchasers 6.0 million shares of our common stock generally at such times as we elect over a one-year period. The March 2007 Forward Sale Agreements provide for settlement date or dates to be specified at our discretion within the duration of the March 2007 Forward Sale Agreements through termination in March 2008. On a settlement date, we will issue shares of our common stock to the applicable forward purchaser at the then applicable forward sale price. The forward sale price was initially $44.03 per share, which was the public offering price of shares of our common stock less the underwriting discount. The March 2007 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to a decrease by $0.91, $0.92, $0.96, and $0.98 on each of June 11, 2007, September 7, 2007, December 7, 2007 and March 7, 2008, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. The March 2007 Forward Sale Agreements are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. As of March 31, 2007 there are 6.0 million shares available under the March 2007 Forward Sales Agreements at a forward price of $43.06.

Debt Capital Raising Activities

Our debt obligations consisted of the following (in millions):

	March 31, 2007	December 31, 2006
Secured revolving credit facility, $1,250 million commitment	$1,046	$669
Unsecured revolving credit facility, $900 million commitment	797	893
Unsecured debt due through September 2011	167	167
Unsecured debt due August 2010	126	126
Unsecured debt due October 2020	75	75
Unsecured debt due February 2011	24	24
TRS Facility, $500 million	95	296
ACAS Business Loan Trust 2004-1 asset securitization	410	410
ACAS Business Loan Trust 2005-1 asset securitization	830	830
ACAS Business Loan Trust 2006-1 asset securitization	436	436

Total	$4,006	$3,926

The weighted average debt balance for the three months ended March 31, 2007 and 2006 was $4,011 million and $2,431 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended March 31, 2007 and 2006 was 6.2% and 5.9%, respectively. We are currently in compliance with all of our debt covenants.

Total Return Swap Facility

In March 2007, our TRS Facility with Wachovia Bank, N.A. was temporarily increased from $350 million to $500 million through May 30, 2007 and will be reduced to $300 million thereafter unless further extended.

Portfolio Credit Quality

We stop accruing interest on our investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation assigned by us could have an effect on the amount of our loans on non-accrual status. As of March 31, 2007, loans on non-accrual status for sixteen portfolio companies were $208 million, calculated as the cost plus unamortized OID, and had a fair value of $55 million. These loans include a total of $179 million with PIK interest features. As of December 31, 2006, loans on non-accrual status for fourteen portfolio companies were $183 million, calculated as the cost plus unamortized OID, and had a fair value of $54 million.

As of March 31, 2007 and December 31, 2006, loans on accrual status, past due loans and loans on non-accrual status were as follows (dollars in millions):

	Number of Portfolio Companies	March 31, 2007	Number of Portfolio Companies	December 31, 2006
Current	122	$4,752	118	$4,623

One Month Past Due		—		—
Two Months Past Due		—		—
Three Months Past Due		—		—
Greater than Three Months Past Due		11		12
Loans on Non-accrual Status		208		183

Subtotal	16	219	14	195

Total	138	$4,971	132	$4,818

Past Due and Non-accruing Loans as a Percent of Total Loans		4.4%		4.0%

The loan balances above reflect our cost of the debt, excluding CMBS securities, plus unamortized OID. We believe that debt service collection is probable for our loans that are past due.

Credit Statistics

We monitor several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•

Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of the most recent twelve months or, when appropriate, the forecasted twelve months.

•

Interest Coverage Ratio—EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

•

Debt Service Coverage Ratio—EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

We require portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, we calculate the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, we make certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction. We evaluate portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

We track our portfolio investments on a static pool basis, including based on the statistics described above. A static pool consists of the investments made during a given year. The static pool classification of a portfolio company is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-1999 static pool consists of the investments made from the time of our IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the year ended March 31, 2007:

	Static Pool
Portfolio Statistics(1) ($ in millions, unaudited):	Pre-1999	1999	2000	2001	2002	2003	2004	2005	2006	2007	Pre-1999 - 2007 Aggregate	2002 - 2007 Aggregate
Internal Rate of Return – All Investments(2)	10.6%	8.7%	8.2%	20.2%	9.8%	22.1%	18.4%	22.0%	24.7%	31.0%	16.5%	19.2%
Internal Rate of Return – Equity Investments Only(2)(10)	28.6%	(35.6)%	10.9%	49.2%	15.2%	30.1%	29.6%	35.3%	49.2%	56.9%	28.4%	31.7%
Original Investments and Commitments	$382	$380	$395	$370	$944	$1,370	$2,249	$3,375	$4,543	$625	$14,633	$13,106
Total Exits and Prepayments of Original Investments	$284	$263	$261	$268	$589	$927	$1,092	$946	$627	$42	$5,299	$4,223
Total Interest, Dividends and Fees Collected	$152	$141	$118	$145	$267	$312	$397	$404	$302	$14	$2,252	$1,696
Total Net Realized (Loss) Gain on Investments	$(32)	$(45)	$(37)	$43	$(10)	$137	$95	$33	$40	$—	$224	$295
Current Cost of Investments	$99	$61	$135	$84	$328	$407	$1,099	$2,322	$3,247	$566	$8,348	$7,969
Current Fair Value of Investments	$104	$43	$130	$45	$254	$433	$1,115	$2,599	$3,349	$566	$8,638	$8,316
Net Unrealized Appreciation/(Depreciation)	$5	$(18)	$(5)	$(39)	$(74)	$26	$16	$277	$102	$—	$290	$347
Non-Accruing Loans at Face	$—	$18	$—	$31	$54	$23	$5	$77	$—	$—	$208	$159
Non-Accruing Loans at Fair Value	$—	$8	$—	$5	$13	$8	$—	$21	$—	$—	$55	$42
Equity Interest at Fair Value(9)	$55	$10	$2	$17	$35	$172	$200	$1,457	$935	$162	$3,045	$2,961
Debt to EBITDA(3)(4)(5)	2.7	6.1	6.5	4.0	6.0	5.4	4.8	4.3	5.1	6.9	4.9	5.0
Interest Coverage(3)(5)	5.6	1.1	1.5	2.4	1.9	1.5	2.2	2.4	1.8	1.4	2.0	2.0
Debt Service Coverage(3)(5)	2.8	0.8	1.4	1.4	1.5	1.1	1.8	1.7	1.5	1.3	1.6	1.6
Average Age of Companies(5)	52 yrs	47 yrs	22 yrs	27 yrs	38 yrs	34 yrs	37 yrs	33 yrs	32 yrs	23 yrs	33 yrs	33 yrs
Ownership Percentage(9)	62%	65%	1%	58%	46%	57%	25%	51%	41%	13%	42%	42%
Average Sales(5)(6)	$167	$45	$172	$190	$67	$135	$100	$116	$162	$114	$133	$132
Average EBITDA(5)(7)	$10	$4	$53	$4	$11	$23	$24	$29	$24	$20	$25	$25
Average EBITDA Margin(5)	6.0%	8.9%	30.8%	2.1%	16.4%	17.0%	24.0%	25.0%	14.8%	17.5%	18.8%	18.9%
Total Sales(5)(6)	$488	$247	$318	$1,696	$420	$1,460	$2,566	$3,720	$6,420	$561	$17,896	$15,147
Total EBITDA(5)(7)	$34	$21	$79	$28	$54	$229	$555	$620	$1,030	$143	$2,793	$2,631
% of Senior Loans(5)(8)	41%	35%	63%	25%	69%	59%	60%	39%	50%	71%	52%	52%
% of Loans with Lien(5)(8)	48%	45%	75%	100%	99%	98%	88%	85%	88%	93%	88%	89%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Investments in government securities and interest rate derivative agreements are excluded.
(2)	Assumes investments are exited at current fair value and includes fees.
(3)	These amounts do not include investments in which the Company owns only equity.
(4)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(5)	Excludes investments in commercial mortgage backed securities, collateralized debt obligations and European Capital Limited.
(6)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(7)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(8)	As a percentage of our total debt investments.
(9)	Excludes investments in commercial mortgage backed securities and collateralized debt obligations.
(10)	Excludes equity investments that are the result of conversions of debt and warrants received with the issuance of debt.

PROSPECTUS

American Capital Strategies, Ltd.

$5,000,000,000

COMMON STOCK

PREFERRED STOCK

DEBT SECURITIES

We may offer, from time to time, up to $5,000,000,000 aggregate initial offering price of our common stock, $0.01 par value per share, preferred stock, $0.01 par value per share, or one or more classes or series of debt securities (collectively, the “Securities”) in one or more offerings. The Securities may be offered separately or together, in amounts, at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol “ACAS.” As of June 1, 2007, the last reported sales price for our common stock was $47.96.

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are the largest business development company and a leading U.S. publicly traded alternative asset manager. Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, proxy statements and our Statement of Additional Information (“SAI”), dated as of the same date as this prospectus, has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of any of these documents by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by calling 1-800-543-1976. This information is also available at our web site www.AmericanCapital.com. We will not charge you for these documents. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety into this prospectus by reference and its table of contents appears on page 114 of the prospectus. See “Statement of Additional Information.”

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “ Risk Factors,” which begins on page 8. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of the Securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement and/or pricing supplement.

The date of this prospectus is June 5, 2007

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

AMERICAN CAPITAL STRATEGIES, LTD.

American Capital Strategies, Ltd. (which is referred to throughout this prospectus as “American Capital”, “we” and “us”) is the largest BDC and a leading U.S. publicly traded alternative asset manager. We, both directly and through our global asset management business, are an investor in management and employee buyouts, private equity buyouts and early stage and mature private and public companies. Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business. Our business consists of two primary segments—our investment portfolio and our alternative asset management business.

American Capital Investments

We provide investment capital primarily to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts and provide capital directly to early stage and mature private and small public companies. In addition, we invest in commercial mortgage backed securities (“CMBS”) and collateralized debt obligation (“CDO”) securities and invest in investment funds managed by us. Our investments include senior and mezzanine (subordinated) debt and equity. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Currently, we will invest up to $800 million in a single middle market transaction in North America. Our largest investment at cost as of May 25, 2007, excluding investment funds, was $417 million. Our largest investment in an investment fund at cost as of May 25, 2007, was $896 million. As of December 31, 2006, our average investment size, at fair value, was $43 million, or 0.5% of total assets.

Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for growth, acquisitions or recapitalizations. Since our initial public offering (“IPO”) in 1997, through May 25, 2007, we invested over $3 billion in equity securities and over $11 billion in debt securities of middle market companies as well as CMBS and CDO securities, which includes funds committed but undrawn under credit facilities and equity commitments. Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on the London Interbank offered rate (“LIBOR”), plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 2006, the weighted average effective interest rate on our debt securities was 12.3%.

We will invest in the equity capital of portfolio companies that are purchased through an American Capital-sponsored buyout. We also may acquire minority equity interests in the companies from which we have provided debt financing with the goal of enhancing our overall return. As of December 31, 2006, we had a fully-diluted weighted average ownership interest of 41% in our private finance portfolio companies with a total equity investment at fair value of over $2.8 billion.

We often sponsor One-Stop Buyouts™ in which we provide most if not all of the senior debt, subordinated debt and equity financing in the transaction. On certain occasions, we may initially fund all of the senior debt at closing and syndicate it to third party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to other third party lenders.

The opportunity to be repaid or exit our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction, sells its equity in a public offering or if we exercise our put rights. Since our IPO in 1997, through December 31, 2006, we have realized $635 million in gross realized gains and $420 million in gross realized losses resulting in $215 million in cumulative net gains, excluding net losses attributable to periodic interest settlements of interest rate swap agreements and taxes on net gains. We have had 164 exits and repayments of over $4.7 billion of our originally invested capital, representing 35% of our total capital committed since our IPO, earning a 17% compounded annual return on these investments from the interest, dividends and fees over the lives of the investments.

Public Manager of Funds of Alternative Assets

We are a leading global alternative asset manager with $9.8 billion in assets under management as of December 31, 2006, including $2.5 billion of third party funds under management. In addition to managing our assets and providing management services to our portfolio companies, we have successfully launched our initiative to be a publicly traded alternative asset manager of additional third party funds. Since 2005, we have launched our first three alternative asset funds—European Capital Limited (“ECAS”), American Capital Equity I, LLC (“ACE I”) and ACAS CLO 2007-1, Ltd. (“ACAS CLO”). We manage these funds either through consolidated operating subsidiaries or wholly-owned portfolio companies. Our asset management business includes the asset management conducted by both our consolidated operating subsidiaries and our wholly-owned asset management portfolio companies.

Through our asset management business, we earn base management fees based on the size of our funds and incentive income based on the performance of our funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our principal investments in those funds. We intend to grow our existing funds, while continuing to create innovative products to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns.

THE OFFERING

We may offer, from time to time, up to $5,000,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of the offering of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock. Additionally, we may not sell debt securities if our BDC asset coverage ratio would be less than 200% after giving effect to such offering.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	ACAS

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See “Use of Proceeds.”

Distributions

We have paid quarterly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors

Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. In addition, as a BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. We also have a limited operating and investment history in certain segments of our business. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing. We borrow funds to make investments in and loans to middle market businesses. As a result, we are exposed to the risks of leverage, which may be considered as a speculative investment technique. In addition, the failure to qualify as a regulated investment company (“RIC”) eligible for pass-through tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” for a discussion of these risks.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws Could Deter Takeover Attempts” and “Certain Provisions of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws.”

Dividend Reinvestment Plan

Cash distributions to holders of our common stock may be reinvested under our Dividend Reinvestment Plan (“DRIP”) in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the DRIP. See “Dividend Reinvestment Plan” and “Business—Regulated Investment Company Requirements.”

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	—%
DRIP fees(1)	—
Annual Expenses (as a percentage of consolidated net assets attributable to our common stock)(2)
Management fees	—
Interest payments on borrowed funds(3)	4.38%
Other expenses(4)	5.39%

Total annual expenses(5)	9.77%

(1)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We have no cash purchase plan. The participants in the DRIP will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in “Recent Developments” in this prospectus supplement and in the accompanying prospectus for information on the dividend reinvestment plan.
(2)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at December 31, 2006.
(3)	The interest payments on borrowed funds percentage is calculated by using our interest expense for the year ended December 31, 2006, divided by net assets attributable to our common stock as of December 31, 2006. We had outstanding borrowings of $3.9 billion at December 31, 2006. See “Risk Factors—We may incur additional debt that could increase your investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(4)	The “Other expenses” represent all of our operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as operating expenses in our statement of operations. The percentage is calculated by using our actual operating expenses, net of interest expense, for the year ended December 31, 2006, divided by net assets attributable to our common stock as of December 31, 2006.
(5)	Total annual expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, our total annual expenses would be 4.93% of consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by us of operating expenses at the levels set forth in the table above. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$95	$273	$433	$773

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our DRIP may receive shares purchased by the administrator of the DRIP at the market price in effect at the time, which may be at, above or below net asset value. See “Dividend Reinvestment Plan.”

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto and the SAI, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate web site is located at http://www.AmericanCapital.com. Information contained on our web site or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our web site or on the SEC’s web site to be part of this prospectus.

We make available free of charge on our web site our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants. See “Experts.”

Consolidated Selected Financial Data

(in millions, except per share data)

The selected financial data should be read in conjunction with our consolidated financial statements and notes thereto presented elsewhere in this prospectus. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 21 for more information.

	Year Ended December 31,
	2006	2005	2004	2003	2002
Total operating income(1)	$860	$555	$336	$206	$147
Total operating expenses(2)(3)	424	228	114	65	44

Operating income before income taxes	436	327	222	141	103
Income tax provision	(11)	(13)	(2)	—	—

Net operating income	425	314	220	141	103
Net realized gain (loss) on investments(1)	173	36	(38)	22	(21)

Net realized earnings(1)	598	350	182	163	82
Net unrealized appreciation (depreciation) of investments(1)	297	15	99	(45)	(62)
Cumulative effect of accounting change(3)	1	—	—	—	—

Net increase in net assets resulting from operations	$896	$365	$281	$118	$20

Per share data:
Net operating income:
Basic	$3.15	$3.16	$2.88	$2.58	$2.60
Diluted	$3.11	$3.10	$2.83	$2.56	$2.57
Net earnings:
Basic	$6.63	$3.68	$3.69	$2.16	$0.51
Diluted	$6.55	$3.60	$3.63	$2.15	$0.50
Dividends declared	$3.33	$3.08	$2.91	$2.79	$2.57
Net asset value per common share	$29.42	$24.37	$21.11	$17.83	$15.82
Balance sheet data:
Total assets	$8,609	$5,449	$3,491	$2,068	$1,351
Total debt	$3,926	$2,467	$1,561	$840	$620
Total shareholders’ equity	$4,342	$2,898	$1,872	$1,176	$688
Other data (unaudited):
Number of portfolio companies at period end	188	141	117	86	69
New investments(4)	$5,136	$3,714	$2,018	$1,083	$574
Equity investment sale proceeds and loan investment sales and repayments(5)	$3,447	$1,455	$712	$390	$119
Net operating income return on average equity at cost(6)	12.0%	13.6%	14.1%	13.5%	14.7%
Earnings return on average equity(7)	24.6%	15.9%	18.0%	11.3%	2.9%
Assets under management	$9,799	$5,136	$3,220	$1,935	$1,281

(1)	In 2004, we adopted a new accounting method related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Beginning in 2004, we record the accrual of the periodic interest rate settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.
(2)	In 2003, we adopted Financial Accounting Standards Board (“FASB”) Statement No. 123, Accounting for Stock-Based Compensation, to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148.
(3)	In 2006, we adopted FASB Statement No. 123 (revised 2004), Share-Based Payment, a revision to FASB Statement No. 123. We adopted FASB Statement No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior fiscal years do not reflect any restated amounts. When recognizing compensation cost under FASB Statement No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods of $1 million, or $0.01 per basic share and $0.01 per diluted share.
(4)	Amount of new investments includes amounts as of the investment dates that are committed but unfunded.
(5)	Principal amount of loan repayments includes the collection of payment-in-kind notes, payment-in-kind dividends and accreted loan discounts.
(6)	Calculated before the effect of net appreciation, depreciation gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.
(7)	Return represents net increase in net assets resulting from operations, which includes the effect of net appreciation, depreciation, gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus, including our consolidated financial statements and the related notes thereto, before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, you may lose all or part of your investment in our Securities.

We make loans to and investments in middle market borrowers who may default on their loans or provide no return on our investments

We invest in and lend to middle market businesses. There is generally no publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of repayment risk than senior loans. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans may or may not be secured by the assets of the borrower; however, if a subordinated loan is secured, our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral.

There is uncertainty regarding the value of our privately held securities

Substantially all of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our Board of Directors. Due to the uncertainty inherent in valuing securities that are not publicly traded, as set forth in our financial statements, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments as well as our assessment of interest income recognition. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

We have a limited operating and investment history in certain segments of our business

Since our IPO in 1997, we have primarily been an investor in domestic, privately-held middle market companies, which we consider to be companies with sales between $10 million and $750 million. We have begun investing in other investment categories, including CMBS, CDO securities, earlier stage technology companies, special situation companies and, through our investment in ECAS, European-based businesses. We may invest in additional investment categories in the future. We have limited or no operating history in making such investments. We have also begun our new business of managing other alternative asset funds in addition to the investments on our balance sheet. We are conducting this business through either consolidated operating subsidiaries or newly created wholly-owned portfolio companies. We cannot assure you that these new business initiatives will be profitable in future periods, we cannot offer you any assurance that we will successfully implement these new strategies.

Investment in non-investment grade commercial mortgage-backed securities and collateralized debt obligations may be illiquid, may have a higher risk of default, and may not produce current returns

The CMBS and CDO securities in which we invest are not investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Non-investment grade CMBS and CDO securities tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment grade securities, but with the higher return comes greater risk of default. In addition, the fair value of these securities may change as interest rates change over time. Economic recessions or downturns may cause defaults or losses on collateral securities to increase. Non-investment grade securities are considered speculative, and their capacity to pay principle and interest in accordance with the terms of their issue is not assured.

We may not realize gains from our equity investments

When we sponsor the buyout of a portfolio company, we invest in the equity securities of the portfolio company. We also invest in the equity securities of other companies, including companies to which we have made loans, and in certain circumstances, when we make a loan, we may receive warrants to acquire stock issued by the borrower. Our goal ultimately is to dispose of these equity interests and realize gains. However, these equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from these equity investments.

The lack of liquidity of our privately held securities may adversely affect our business

Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to legal and contractual restrictions on resale or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash, if the need arises, equal to the value at which we record our investments if the need arises.

We have limited public information regarding the companies in which we invest

Consistent with our operation as a BDC, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately held business necessary to make a fully informed investment decision.

Our portfolio companies may be highly leveraged

Leverage may have important adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our business is dependent on external financing

Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the sale of debt by special purpose affiliates to which we have contributed loan assets originated by us, borrowings by us and the sale of our debt and equity securities. Our ability to continue to rely on such sources or other sources of capital depends on numerous legal, economic, structural and other factors.

We or our affiliates have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act. The debt securities that we may issue pursuant to this prospectus and the accompanying prospectus supplement, if any, are a form of such indebtedness. We have also retained the right to issue preferred stock. As a BDC, the 1940 Act permits us to issue debt securities and preferred stock (collectively, “Senior Securities”) in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent of our total assets for temporary purposes.

A failure to renew our existing credit facilities, to continue short-term financings, to increase our capacity under our existing facilities, to sell additional term debt notes or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations. See the description of the term debt notes and the debt facilities under “Management’s Discussion and Analysis of Financial Condition And Results of Operations—Financial Condition, Liquidity and Capital Resources.”

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average interest rate 6.28% for the year ended December 31, 2006, and assuming hypothetical annual returns on our portfolio of minus 20 to plus 20 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases the return to stockholders when the portfolio return is negative. Actual returns to stockholders may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	–20.0%	–10.0%	–5.0%	—	5.0%	10.0%	20.0%
Corresponding Return to Common Stockholders(2)	–44.2%	–25.4%	–15.9%	–6.5%	2.9%	12.3%	31.1%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

Because we are subject to regulatory restrictions on the amount of debt we can issue, we are dependent on the issuance of equity as a financing source. We are restricted to issuing equity at prices equal to or above our net asset value at the time of issuance. There can be no assurances that we can issue equity when necessary. If additional funds are raised through the issuance of our common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock.

A change in interest rates may adversely affect our profitability

Because we fund a portion of our investments with borrowings, our profitability is affected by the spread between the rate at which we invest and the rate at which we borrow. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We also enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations.

An increase in interest rates could reduce the spread between the rate at which we invest and the rate at which we borrow, and thus, adversely affect our profitability, if we have not appropriately match-funded our liabilities and assets or hedged against such event. Alternatively, our interest rate hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. In addition, a change in interest rates could also have an impact on the fair value of our interest rate swap agreements that could result in the recording of unrealized appreciation or depreciation in future periods. For example, a decline, or a flattening, of the forward interest rate yield curve will typically result in the recording of unrealized depreciation of our interest rate swap agreements. Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Qualitative and Quantitative Disclosures About Market Risk” and Note 12 to our consolidated financial statements for additional information on interest rate swap agreements.

A change in foreign exchange rates may adversely affect our profitability

We may invest in debt securities that are denominated in currencies other than the U.S. dollar. In addition, we may invest in the equity of portfolio companies whose functional currency is not the U.S. dollar. Our domestic portfolio companies may also transact a significant amount of business in foreign countries and therefore their profitability may be impacted by changes in foreign currency exchange rates. The functional currency of our portfolio company ECAS is the Euro, and ECAS has investments in other European currencies, including the British Pound. An adverse change in foreign currency exchange rates may have a material adverse impact on our business, financial condition and results of operations.

An economic downturn could affect our operating results

An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely affect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations. In such cases, the ability of a company to repay our debt or engage in a liquidity event, such as a sale, recapitalization or initial public offering, may be impaired.

Our debt facilities impose certain limitations on us

We have two revolving facilities, one of which is a commercial paper conduit securitization facility (the “AFT I Facility”) and the other of which is an unsecured revolving line of credit (the “Revolving Facility”). Collectively, the AFT I Facility and Revolving Facility are referred to as our Debt Facilities.

Our AFT I Facility is a line of credit administered by Wachovia Capital Markets, LLC, which has an aggregate commitment of $1.3 billion as of December 31, 2006. Our AFT I Facility is secured by loans to our portfolio companies, which have been contributed to a separate affiliated trust. This affiliated trust is consolidated in our financial statements. While we have not guaranteed the repayment of the AFT I Facility, we must repurchase the loans if certain representations are breached. The AFT I Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $15 million or more, a minimum net worth requirement of $1 billion plus seventy-five percent (75%) of any new equity and subordinated debt and a default triggered by a change of control.

Our Revolving Facility is a $1.565 billion unsecured revolving line of credit administered by Wachovia Bank, N.A. (“Wachovia”), which may be expanded through new or additional commitments up to $1.815 billion, in aggregate, in accordance with the terms and conditions set forth in the related agreement. The Revolving Facility contains customary default provisions as well as the following default provisions: a cross-default on our debt of $25 million or more, a minimum net worth requirement of $3.5 billion plus seventy-five percent (75%) of any new equity and subordinated debt and a default in the event of a change of control.

Trusts affiliated with us have issued term debt securities (“Term Debt Notes”) to institutional investors with an outstanding balance of $1.7 billion as of December 31, 2006. These affiliated trusts are consolidated in our financial statements. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans, to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes.

The occurrence of an event of default under our Debt Facilities could lead to termination of those facilities

Our Debt Facilities contain certain default provisions, some of which are described in the immediately preceding paragraphs. An event of default under our Debt Facilities could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

We may incur additional debt that could increase your investment risks

We or our affiliates can be expected to borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our affiliates, which are senior to the claims of our stockholders and, thus, our lenders have priority over our stockholders with respect to these assets. In particular, the assets that our affiliates have pledged to lenders under one of our Debt Facilities were sold or contributed to separate affiliated statutory trusts prior to such pledges. Although we own a beneficial interest in this trust, these assets are property of these trusts, available to satisfy their debts. These assets would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing these Debt Facilities. See “Risk Factors—Our debt facilities impose certain limitations on us.”

Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on our net asset value if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See “Risk Factors—Our business is dependent on external financing.”

The trading market or market value of our publicly issued debt securities may fluctuate

Upon issuance, our publicly issued debt securities will not have an established trading market. There is no assurance that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. Additionally, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities including, but not limited to, the following:

•	our creditworthiness;

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest that are higher or lower than rates borne by the debt securities.

There may also be a limited number of buyers when an investor decides to sell its debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Our credit ratings may not reflect all risks of an investment in the debt securities

Our credit ratings are an assessment by major debt rating agencies of our ability to pay our obligations. Consequently, actual or expected changes in our credit ratings will likely affect the market value of our publicly issued debt securities. Our credit ratings, however, may not fully or accurately reflect all of the credit and market risks associated with our publicly issued debt securities. A downgrade in the credit ratings applicable to our debt securities could negatively impact us. If these credit ratings were to be downgraded, our interest expense (and our ability to raise additional debt) could be negatively impacted, and we could be required to redeem certain of our Senior Securities. Any of these occurrences could have a material effect on our business, financial condition and results of operations.

Terms relating to redemption may materially adversely affect your return on the debt securities

If your debt securities are redeemable at our option, we may choose to redeem debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if our debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on these debt securities. In these circumstances, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

We may experience fluctuations in our quarterly results

We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments, the timing of the recognition of fee income from closing investment transactions and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We may fail to continue to qualify for our pass-through tax treatment

Since October 1, 1997, we have operated so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we were unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we were to cease to operate so as to qualify as a BDC under the 1940 Act. If we were to fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from an investment in our common stock. See “Business—Business Development Company Requirements” and “Business—Regulated Investment Company Requirements.”

There is a risk that common stockholders may not receive dividends

Since our IPO in 1997, we have distributed more than 90% of our investment company taxable income, including 90% of our net realized short-term capital gains, to our common stockholders. Our current intention is to continue these distributions to our common stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in our portfolio, unless our Board of Directors determines in certain cases to make a distribution. We cannot assure common stockholders that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

Our financial condition and results of operations will depend on our ability to manage effectively any future growth

We have grown significantly since our IPO in August 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and make suitable investments that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our key management personnel for our future success

We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

We compete with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws could deter takeover attempts

Our Second Amended and Restated Certificate of Incorporation, as amended and Second Amended and Restated Bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging and delaying or making more difficult a change in control. The existence of these provisions may negatively impact the price of our common stock and may discourage third-party bids. These provisions may reduce any premiums paid to our stockholders for shares of our common stock that they own. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

Changes in laws or regulations governing our operations or our failure to comply with those laws or regulations may adversely affect our business

We and our portfolio companies are subject to regulation by laws at the local, state, federal and foreign level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations or the failure to comply with these laws or regulations could have a material adverse impact on our business. Certain of these laws and regulations pertain specifically to BDCs.

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Failure to deploy new capital effectively may reduce our return on equity

If we fail to invest our new capital effectively, our return on equity may be negatively impacted, which could reduce the market price and marketability of our securities that you own.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•

significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	changes in earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Our common stock may be difficult to resell

Common stockholders may not be able to resell shares of common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts; and

•	departures of key personnel.

Supplemental provisions contained in forward sale agreements subject us to certain risks

We periodically complete public offerings of our common stock in which all or a portion of the shares are sold by third parties, or forward purchasers, in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. Under forward sale agreements that we may enter into, each forward purchaser would have the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our Board of Directors votes to approve a merger or takeover of us or similar transaction that would require our stockholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur. Such forward purchaser’s decision to exercise its right to require us to settle its forward sale agreement will be made irrespective of our need for capital. In addition, upon certain events of bankruptcy, insolvency or reorganization relating to us, each forward sale agreement would terminate without further liability of either party. Following any such termination, we would not issue any shares and we would not receive any proceeds pursuant to the forward sale agreements.

As of May 25, 2007, we had 750,000 shares outstanding under our forward sale agreements that have termination dates that range from June 2007 through March 2008. Each forward sale agreement must be physically settled. Delivery of our shares on any physical settlement of a forward sale agreement will result in dilution to our basic earnings per share and return on equity.

We have experienced rapid growth, which may be difficult to sustain and which may place significant demands on our administrative, operational and financial resources

Our assets under management have grown significantly from approximately $0.9 billion as of December 31, 2001 to $9.8 billion as of December 31, 2006. Our rapid growth has caused, and if it continues will continue to cause, significant demands on our legal, accounting and operational infrastructure, and increased expenses. The complexity of these demands, and the expense required to address them, is a function not simply of the amount by which our assets under management have grown, but of significant differences in the investing strategies of our different funds and portfolio companies. In addition, we are required to continuously develop our systems and infrastructure in response to the increasing sophistication of the investment management market and legal, accounting and regulatory developments.

Our future growth will depend, among other things, on our ability to maintain an operating platform and management system sufficient to address our growth and will require us to incur significant additional expenses and to commit additional senior management and operational resources. As a result, we face significant challenges:

•	in maintaining adequate financial and business controls,

•	implementing new or updated information and financial systems and procedures, and

•	in training, managing and appropriately sizing our work force and other components of our business on a timely and cost-effective basis.

There can be no assurance that we will be able to manage our expanding operations effectively or that we will be able to continue to grow, and any failure to do so could adversely affect our ability to generate revenue and control our expenses.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market companies, which we generally consider to be companies with sales between $10 million and $750 million, in accordance with our investment objectives, repayment of our indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within two years. Pending such utilization, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Since we became a RIC, we have distributed, and currently intend to continue to distribute in the form of dividends, a minimum of 90% of our investment company taxable income, on a quarterly basis to our stockholders. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. All of our dividends declared through December 31, 2006, have been distributions of ordinary income for tax purposes, and all subsequent dividends declared through March 31, 2007 are anticipated to also be a distribution of ordinary income for tax purposes. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our DRIP in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our DRIP on the stockholder’s behalf. See “Risk Factors—We may fail to continue to qualify for our pass-through tax treatment”; “Dividend Reinvestment Plan”; and “Business—Regulated Investment Company Requirements.” Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

Our common stock is quoted on The Nasdaq Global Select Market under the symbol ACAS. As of May 25, 2007, we had 970 stockholders of record and approximately 265,500 beneficial owners.

The following table sets forth the range of high and low sales prices of our common stock as reported on The Nasdaq Global Select Market and our declared dividends for the first and second quarters of 2007 and for each quarter in 2006 and 2005.

BID PRICE

	Net Asset Value Per Share(1)	High	Low	Dividend Declared		Premium (Discount) of Low Sales Price to Net Asset Value	Premium (Discount) of High Sales Price to Net Asset Value

2005
First Quarter	$21.84	$35.70	$29.51	$0.73		35.12%	63.46%
Second Quarter	$22.43	$36.49	$31.01	$0.75		38.25%	62.68%
Third Quarter	$23.34	$39.61	$34.24	$0.78		46.70%	69.71%
Fourth Quarter	$24.37	$39.10	$34.65	$0.82	(2)	42.18%	60.44%

2006
First Quarter	$25.30	$37.80	$34.40	$0.80		35.97%	49.41%
Second Quarter	$27.63	$35.50	$29.65	$0.82		7.31%	28.48%
Third Quarter	$27.96	$39.74	$33.04	$0.83		18.17%	42.13%
Fourth Quarter	$29.42	$46.45	$38.72	$0.88		31.61%	57.89%

2007
First Quarter	$30.36	$49.96	$39.30	$0.89		29.45%	64.56%
Second Quarter (through May 25, 2007)	*	$49.45	$39.30	$0.91		*	*

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, our net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Includes extra dividend of $0.03.
*	Not determinable at the time of filing.

RATIOS OF EARNINGS TO FIXED CHARGES

For the five years ended December 31, 2006, our ratios of earnings to fixed charges, computed as set forth below, were as follows:

	Year Ended December 31,
	2006	2005	2004	2003	2002

Earnings to Fixed Charges*	5.8	4.7	8.4	6.9	2.4

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) plus excise tax expense plus fixed charges. Fixed charges include interest expense, a portion of rent expense and preferred stock dividend expense. We have assumed that one-third of the annual rent expense represents a reasonable approximation of fixed charges.

*	Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 4.2, 4.5, 5.8, 9.2 and 6.6 for the five years ended December 31, 2006, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

All statements contained herein that are not historical facts, including, but not limited to, statements regarding anticipated activity, are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have substantially greater financial resources than us reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that requires our good faith estimate of fair value, and a change in estimate could affect our net asset value; (iv) our investments in securities of privately held companies may be illiquid, which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on our investments, which could affect our operating results; (vi) we are dependent on external financing to grow our business; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless we maintain an asset coverage of at least 200%, which may affect returns to our stockholder; (xii) we may fail to continue to qualify for our pass-through treatment as a RIC, which could have an affect on stockholder return; (xiii) our common stock price may be volatile; (xiv) our strategy of becoming an asset manager of funds of alternative assets may not be successful and therefore have a negative impact on our results of operations and (xv) general business and economic conditions and other risk factors described in our reports filed from time to time with the SEC. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

American Capital Portfolio Composition

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies. We invest primarily in senior and subordinated debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. We also invest in non-investment grade CMBS and CDO securities. The total portfolio value of our investments was $8.1 billion and $5.1 billion as of December 31, 2006 and 2005, respectively. During the years ended December 31, 2006, 2005, and 2004, we made new investments totaling $5.1 billion, $3.7 billion and $2.0 billion, including $372 million, $784 million and $130 million, respectively, in funds committed but undrawn under credit facilities and subscription agreements at the date of the investment. The weighted average effective interest rate on our debt securities was 12.3%, 12.8% and 12.9%, at December 31, 2006, 2005 and 2004, respectively.

We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, provide capital directly to early stage and mature private and small public companies, invest in CMBS and CDO securities and invest in investment funds managed by us. We provide senior debt, mezzanine debt and equity to fund buyouts, growth, acquisitions and recapitalizations. We also provide capital directly to private and small public companies for buyouts, growth, acquisitions and recapitalizations.

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings fund (i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, (ii) recapitalization at the portfolio company, (iii) growth at the portfolio company such as product development or plant expansions, or (iv) working capital for portfolio companies, sometimes in distressed situations, that need capital to fund operating costs, debt service, or growth in receivables or inventory.

The type and aggregate dollar amount of our new investments during the years ended December 31, 2006, 2005 and 2004 were as follows (in millions):

	Year Ended December 31,
	2006	2005	2004
American Capital Sponsored Buyouts	$2,200	$1,588	$689
Financing for Private Equity Buyouts	1,043	701	875
Direct Investments	263	218	10
Investments in Managed Funds	—	617	—
CMBS Investments	414	81	—
CDO/CLO Investments	146	19	27
Add-On Financing for Acquisitions	584	157	121
Add-On Financing for Recapitalization	442	266	255
Add-On Financing for Growth	2	5	5
Add-On Financing for Working Capital in Distressed Situations	21	15	18
Add-On Financing for Working Capital	21	47	18

Total	$5,136	$3,714	$2,018

During the years ended December 31, 2006, 2005 and 2004, we received cash proceeds from exits and repayments of portfolio investments, excluding repayments of bridge notes and accrued payment-in-kind (“PIK”) interest from ECAS, as follows (in millions):

	Year Ended December 31,
	2006	2005	2004
Principal Prepayments	$1,223	$688	$382
Senior Loan Syndications	456	340	217
Scheduled Principal Amortization	64	57	37
Payment of Accrued PIK Interest and Dividends and Original Issue Discount	73	34	18
Sale of Equity Investments	1,102	195	58

Total	$2,918	$1,314	$712

Critical Accounting Policies

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The preparation of the financial statements in accordance with GAAP requires the use of estimates and assumptions that could affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosures. We base our assumptions, estimates and judgments on historical experience, current trends and other factors that management believes to be relevant at the time the consolidated financial statements are prepared. Actual results could differ from these estimates. A summary of our significant accounting policies is presented in Note 2 to our consolidated financial statements. Management believes that the following accounting policies are the most affected by judgments, estimates and assumptions. Management has reviewed these critical accounting policies and related disclosures with our independent auditor and the Audit and Compliance Committee of our Board of Directors.

Valuation of Investments

We value our investment portfolio each quarter. Our Financial Accounting and Compliance Team (“FACT”) group prepares the portfolio company valuations each quarter using the most recent portfolio company financial statements and forecasts. The FACT group will consult with the respective members of our Investment Team who are managing the portfolio company to obtain further updates on the portfolio company performance, including information such as industry trends, new product development, and other operational issues. The valuations are reviewed by our senior management and the Audit and Compliance Committee of our Board of Directors and presented to the Board of Directors, which reviews and approves the portfolio valuations in accordance with the following valuation policy.

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. For CMBS and CDO securities, we prepare a fair value analysis that is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities, when available.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X under the Securities Act and the Exchange Act, and the AICPA Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Our consolidated financial statements include the accounts of our operating companies, American Capital Financial Services, Inc. (“ACFS”) and European Capital Financial Services (Guernsey) Limited (“ECFS”), as either all or substantially all of the services provided by these operating companies are to us or portfolio companies in which we have a significant interest. If our ownership interest in a portfolio company that a consolidated operating subsidiary manages or provides services to were to decrease, the operating subsidiary may no longer provide all or substantially all of its services directly or indirectly to us, resulting in the deconsolidation of such operating subsidiary at that time. For example, if our ownership interest in ECAS were to decrease, we may have to deconsolidate ECFS at that time. Our investments in other investment companies or funds are recorded as investments in the accompanying consolidated financial statements and are not consolidated. We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trusts. These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and our consolidated financial statements include the accounts of our affiliated statutory trusts established for secured financing arrangements. We also have established trusts to fund deferred compensation plans for employees. Our consolidated financial statements include the accounts of these trusts. All intercompany accounts have been eliminated in consolidation.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with PIK interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CMBS and CDO securities, we recognize income using the effective interest method, using the anticipated yield over the projected life of the investment.

A change in the portfolio company valuation assigned by us could have an effect on the amount of loans on non-accrual status. Also, a change in a portfolio company’s operating performance and cash flows can impact a portfolio company’s ability to service our debt and therefore could impact our interest recognition.

Asset Management and Other Fee Income Recognition

Fees primarily include portfolio company management, asset management, transaction structuring, financing and prepayment fees. Portfolio company management fees, which are generally recurring in nature, represent amounts received for providing advice and analysis to our middle market portfolio companies. Asset management fees represent fees for providing investment advisory services to investment funds. Portfolio company management and asset management fees are recognized as earned provided collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

Stock-based Compensation

In 2003, we adopted FASB Statement No. 123, Accounting for Stock-Based Compensation, to account for stock-based compensation plans for all shares granted in 2003 and thereafter as permitted under FASB Statement No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123. In applying FASB Statement No. 123 to all stock options granted in 2003 and thereafter, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options and are included on the accompanying consolidated statements of operations in “Salaries, benefits and stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principles Board (“APB”) Opinion No. 25 Accounting for Stock Issued to Employees to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in net assets resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

In December 2004, the FASB issued FASB Statement No. 123 (revised 2004), Share-Based Payment, a revision to FASB Statement No. 123. FASB Statement No. 123(R) also supersedes APB Opinion No. 25 and amends FASB Statement No. 95, Statement of Cash Flows. Generally, the approach in FASB Statement No. 123(R) is similar to the approach described in FASB Statement No. 123. However, FASB Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. In the first quarter of 2006, we adopted FASB Statement No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior year interim periods and fiscal years will not reflect any restated amounts.

All of our stock options granted prior to January 1, 2003 that were accounted for under APB Opinion No. 25 and not expensed in our consolidated statements of operations were fully vested as of December 31, 2005, and therefore, no additional stock compensation costs for those stock option grants will be recorded subsequent to the adoption of FASB Statement No. 123(R). When recognizing compensation cost under FASB Statement No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods, of $1 million, or $0.01 per basic and diluted share. We calculated the compensation costs that would have been recognized in prior periods and for the fiscal year 2006 using an estimated annual forfeiture rate of 6.7%.

The following table reflects the weighted average fair value per option granted during 2006, 2005 and 2004, as well as the weighted average assumptions used in determining those fair values using the Black-Scholes pricing model.

	Year ended December 31,
	2006	2005	2004
Options granted (in millions)	7.1	4.2	2.7 (1)
Fair value on grant date	$2.93	$4.95	$11.49
Dividend yield	8.8%	9.1%	0.7%
Expected volatility	22%	34%	38%
Risk-free interest rate	4.6%	4.0%	3.7%
Expected life (years)	5.1	5.0	5.9

(1)	During the year ended December 31, 2004, the fair value of 0.2 million stock option grants was estimated using a dividend yield assumption of 10.7% and the fair value of the remaining 2.5 million stock option grants was estimated using a dividend yield assumption of 0%.

For our stock option plans approved by our stockholders in 2003 and forward, the plans provide that, unless the Compensation and Corporate Governance Committee of our Board of Directors determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. Beginning in 2005, the Compensation and Corporate Governance Committee determined that it would no longer reduce the exercise price of the stock options by the amount of any cash dividends paid on our common stock. Prior to 2005, in determining the fair value of the options under these plans on the date of grant, we assumed that the exercise price of the stock options would be automatically reduced by the amount of any cash dividends paid on our common stock until it is exercised. To incorporate the value of this feature within the fair value of a stock option grant in a Black-Scholes option pricing model, the dividend yield was assumed to be 0%. However, the fair value of these stock options granted in 2004 determined on the date of grant has not been adjusted for this change in the dividend yield assumption in accordance with FASB Statement No. 123(R).

As of December 31, 2006, the total compensation cost related to non-vested stock option awards not yet recognized was $53 million that has a weighted average period to be recognized of 3.3 years. For the year ended December 31, 2006, we recorded stock-based compensation expense of $16 million attributable to our stock options.

Deferred Compensation Plans

In the first quarter of 2006, we established a non-qualified deferred compensation plan (the “Plan”) for the purpose of granting bonus awards to our domestic employees. The Plan does not permit diversification and must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Plan are accounted for as a grant of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service conditions are recognized using the accelerated attribution method over the requisite service period.

For the year ended December 31, 2006, we recorded stock-based compensation expense of $19 million attributable to the Plan. As of December 31, 2006, the total compensation cost related to non-vested bonus awards not yet recognized was $95 million that has a weighted average period to be recognized of 4.1 years.

Derivative Financial Instruments

We use derivative financial instruments primarily to manage interest rate risk and also to fulfill our obligation under the terms of our revolving credit facilities and asset securitizations. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation or (depreciation) of investments and subsequently record the amount as a realized gain or loss on investments on the interest settlement date.

Results of Operations

Our consolidated financial performance, as reflected in our consolidated statements of operations, consists of three primary elements. The first element is “Net operating income,” which is primarily the interest, dividends and prepayment fees earned from investing in debt and equity securities and the fees we earn from portfolio company management, asset management, financing and transaction structuring activities, less our operating expenses and provision for income taxes. The second element is “Net realized gain (loss) on investments,” which reflects the difference between the proceeds from an exit of an investment and the cost at which the investment was carried on our consolidated balance sheets and periodic settlements of derivatives. The third element is “Net unrealized appreciation (depreciation) of investments,” which is the net change in the estimated fair values of our investments and the change in the estimated fair value of the future payment streams of our interest rate derivatives, at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. Our net realized earnings comprises our net operating income and net realized gain (loss) on investments.

The consolidated operating results for the years ended December 31, 2006, 2005 and 2004 are as follows (in millions):

	Year Ended December 31,
	2006	2005	2004
Operating income	$860	$555	$336
Operating expenses	424	228	114

Operating income before income taxes	436	327	222
Provision for income taxes	(11)	(13)	(2)

Net operating income	425	314	220
Net realized gain (loss) on investments	173	36	(38)

Net realized earnings	598	350	182
Net unrealized appreciation of investments	297	15	99
Cumulative effect of accounting change	1	—	—

Net increase in net assets resulting from operations	$896	$365	$281

Fiscal Year 2006 Compared to Fiscal Year 2005

Operating Income

Total operating income comprises two components: interest and dividend income and asset management and other fee income. For the year ended December 31, 2006, total operating income increased $305 million, or 55%, over the year ended December 31, 2005.

Interest and dividend income consisted of the following for the years ended December 31, 2006 and 2005 (in millions):

	Year Ended December 31,
	2006	2005
Interest income on debt securities	$531	$383
Interest income on bank deposits and employee loans	8	4
Dividend income on equity securities	130	39

Total interest and dividend income	$669	$426

Interest income on debt securities increased by $148 million, or 39%, to $531 million for 2006 from $383 million for 2005, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average interest rate on our debt investments. Our daily weighted average debt investments at cost increased from $2,949 million in 2005 to $4,274 million in 2006 resulting from new loan originations net of loan repayments during the year ended December 31, 2006.

The daily weighted average effective interest rate on debt investments decreased to 12.4% in 2006 from 13.0% in 2005 due primarily to an increase in our investment in CMBS securities, an increase in total senior loans as a percentage of our total loan portfolio and a contraction of the spreads over LIBOR for our new loan originations due to increased competition in the marketplace. Our weighted average investments in CMBS securities was $248 million in 2006; we made our first investment in CMBS securities at the end of December 2005. Our overall effective interest rate on our CMBS investments is lower than our overall effective interest rate on our total senior and subordinated loans to our portfolio companies. Our senior loans as a percentage of our total loans at cost, excluding CMBS securities, increased to 54% as of December 31, 2006 from 44% as of December 31, 2005. Our senior loans generally yield lower rates than our subordinated loans, but they are typically variable rate based loans, which do not require the use of interest rate basis swap agreements thereby reducing our overall interest swap costs. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. Excluding the impact of the interest rate swap agreements, our daily weighted average effective interest rate for 2006 decreased 60 basis points to 12.4% as compared to 13.0% in the prior year. However, including the impact of interest rate basis swap agreements, our daily weighted average effective interest rate for 2006 decreased only 10 basis points to 12.6% as compared to 12.7% in the prior year.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. In 2006 and 2005, the total interest benefit (cost) of interest rate derivative agreements included in both net realized gain (loss) on investments and unrealized appreciation (depreciation) of investments was $6 million and ($9 million), respectively. The favorable change from interest rate derivative agreements is due primarily to the increase in the average LIBOR rate in 2006.

Dividend income on equity securities increased by $91 million to $130 million for 2006 from $39 million for 2005, due primarily to an increase in preferred stock investments and an increase in dividends from common equity investments. We have grown our investments in equity securities, excluding CMBS and CDO securities, to a fair value of $2.8 billion as of December 31, 2006, a 64% increase over the prior year. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value. In addition, we received cash dividends from common equity investments of $34 million from ten portfolio companies in 2006 compared to $2 million from three portfolio companies in 2005. Included in the $34 million of dividend income from common equity investments in 2006 was $20 million of dividends from our investment in ECAS.

Our daily weighted average total debt and equity investments at cost increased from $4,056 million in 2005 to $6,427 million in 2006. The daily weighted average yield on total debt and equity investments decreased from 10.4% in 2005 to 10.3% in 2006 due primarily to the decreases in our weighted average interest rate on debt investments discussed above. Including the interest benefit (cost) of interest rate derivative agreements that are included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations, our daily weighted average yield on total debt and equity investments increased 20 basis points to 10.4% in 2006 as compared to the prior year in part due to the higher dividends on common equity securities in 2006.

Asset management and other fee income consisted of the following for the years ended December 31, 2006 and 2005 (in millions):

	Year Ended December 31,
	2006	2005
Asset management fees and reimbursements	$43	$14
Transaction structuring fees	38	28
Equity financing fees	29	25
Portfolio company management and administrative fees	24	19
Loan financing fees	24	18
Prepayment fees	10	11
Other	23	14

Asset management and other fee income	$191	$129

Asset management fees and reimbursements primarily represent fees recognized for providing advisory and management services to ECAS pursuant to investment management and services agreements that commenced in the fourth quarter of 2005. In connection with these agreements with ECAS, we recognized $13 million of management fees and $28 million for reimbursements of costs and expenses in 2006 for salaries, employee benefits and general and administrative expenses compared to $3 million for management fees and $11 million for reimbursements of costs and expenses in 2005.

In 2006, we recorded $38 million in transaction structuring fees for 17 American Capital sponsored buyout investments and three add-on financings for acquisitions totaling $2,298 million of American Capital financing. In 2005, we recorded $28 million in transaction structuring fees for 18 buyout investments and two add-on financings for acquisitions totaling $1,662 million of American Capital financing. The transaction structuring fees were 1.7% of American Capital financing in both 2006 and 2005, respectively.

Equity financing fees for the year ended December 31, 2006, increased $4 million over the comparable period in 2005. The increase in equity financing fees was attributable to an increase in new equity investments from $760 million in 2005 to $1,048 million in 2006. Equity financing fees were 2.8% and 3.3% of equity financing in 2006 and 2005, respectively.

Portfolio company management and administrative fees for the year ended December 31, 2006, increased $5 million, or 26%, over the comparable period in 2005. The increase in management and administrative fees is attributable primarily to the increase in the number of portfolio companies under management.

Loan financing fees for the year ended December 31, 2006, increased $6 million, or 33%, over the comparable period in 2005. The increase in the loan financing fees was attributable to an increase in new debt investments from $2,257 million in 2005 to $3,527 million in 2006. The loan financing fees were 0.7% and 0.8% of loan originations in 2006 and 2005, respectively. Loan fees we receive that are representative of additional yield are deferred as a discount and accreted into interest income and are not recorded as fee income.

The prepayment fees of $10 million in 2006 are the result of the prepayment by 26 portfolio companies of loans totaling $486 million compared to prepayment fees of $11 million in 2005 as the result of the prepayment by 20 portfolio companies of loans totaling $445 million. Prepayment fees were 2.0% and 2.5% in 2006 and 2005, respectively, of loans that contained prepayment fee provisions.

Operating Expenses

Total operating expenses for 2006 increased $196 million, or 86%, over 2005. Our operating leverage was 2.0% and 1.9% for December 31, 2006 and 2005, respectively. Operating leverage is our operating expenses, excluding stock-based compensation, interest expense and operating expenses reimbursed under management agreements, divided by our total assets at period end.

Interest expense increased from $101 million for 2005 to $190 million for 2006. The increase in interest expense is due both to an increase in our weighted average borrowings from $1,892 million for 2005 to $3,021 million for 2006 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 5.32% for 2005 to 6.28% for 2006. As discussed above, the increase in the weighted average interest rate is primarily due to an increase in the average LIBOR rates in 2006.

Salaries, benefits and stock-based compensation expense increased 87% from $86 million for 2005 to $161 million in the comparable period in 2006. Salaries, benefits and stock-based compensation consisted of the following for the years ended December 31, 2006 and 2005 (in millions):

	Year Ended December 31,
	2006	2005
Salaries	$109	$64
Benefits	13	8
Stock-based compensation	39	14

Total salaries, benefits and stock-based compensation	$161	$86

The total increase is due primarily to an increase in employees from 308 at December 31, 2005, to 484 at December 31, 2006, and annual salary rate increases. The increase in the number of employees is due to our growth as we have added investment professionals and administrative staff as we continue to build our investment platform and our asset management business, including the opening of one new office during 2006 and two new offices during 2005.

General and administrative expenses increased from $41 million for 2005 to $73 million for 2006 primarily due to additional overhead attributable to the increase in the number of employees and the opening of new offices, including higher employee recruiting costs and rent expense. In addition, we experienced higher legal and accounting fees and board of director fees due primarily to a new board of director retention plan implemented in 2006.

Provision for Income Taxes

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income. However, we are subject to a nondeductible federal excise tax of 4% on our undistributed investment company taxable income if we do not distribute at least 98% of our investment company ordinary taxable income in any calendar year, 98% of our capital gain net income for each one-year period ending on October 31 and any shortfall in distributing taxable income from the prior calendar year. For calendar years 2006 and 2005, we retained $108 million and $48 million of our investment company ordinary taxable income, respectively, and accrued a federal excise tax of $4 million and $2 million, respectively, which is included in our provision for income taxes.

Our consolidated operating subsidiaries, ACFS and ECFS, are subject to corporate level federal, state and local income tax in their respective jurisdictions. For 2006 and 2005, we recorded a tax provision of $7 million and $11 million, respectively, attributable to our operating subsidiaries.

Net Realized Gains (Losses)

Our net realized gains (losses) for 2006 and 2005 consisted of the following (in millions):

	Year Ended December 31,
	2006	2005
Sale to American Capital Equity I, LLC	$59	$—
KAC Holdings, Inc.	47	—
WWC Acquisitions, Inc.	38	—
Iowa Mold Tooling Co., Inc.	36	—
3SI Acquisition Holdings, Inc.	27	—
ASC Industries, Inc.	25	—
Jones Stephens Corp.	25	—
Bankruptcy Management Solutions, Inc.	22	—
Network for Medical Communication & Research, LLC	22	—
Aeriform Corporation	6	—
Escort, Inc.	6	52
PaR Nuclear Holding Company	5	—
BC Natural Foods, LLC	5	1
Edge Products, LLC	4	—
American Driveline Systems, Inc.	3	—
Alemite Holdings, Inc.	2	—
Dynisco Parent, Inc.	2	—

	Year Ended December 31,
	2006	2005
Roadrunner Freight Systems, Inc.	—	26
CIVCO Holding, Inc.	—	13
Automatic Bar Controls, Inc.	1	12
The Tensar Corporation	—	11
Chronic Care Solutions, Inc.	1	6
HMS Healthcare, Inc.	—	6
Vigo Remittance Corp.	—	4
Cycle Gear, Inc.	—	4
The Lion Brewery, Inc.	—	2
Bumble Bee Seafoods, L.P.	—	2
Kelly Aerospace, Inc.	—	2
ACS PTI, Inc.	—	2
Other, net	20	4

Total gross realized portfolio gains	$356	$147

Flexi-Mat Holdings, Inc.	(31)	—
Weber Nickel Technologies, Ltd.	(29)	—
Stravina Holdings, Inc.	(19)	(1)
American Decorative Surfaces International, Inc.	(16)	(23)
UAV Corporation	(15)	—
nSpired Holdings, Inc.	(14)	—
Halex Holdings, Inc.	(11)	—
Precitech, Inc.	(8)	—
Auxi Health, Inc.	(8)	—
Logex Corporation	(7)	—
S-Tran Holdings, Inc.	(7)	(22)
Optima Bus Corporation	(6)	(14)
KIC Holdings, Inc.	(5)	(15)
Euro-Caribe Packing Company, Inc.	(5)	—
Hartstrings LLC	—	(8)
MBT International, Inc.	—	(6)
Aeriform Corporation	—	(4)
Euro-Pro Operating LLC	—	(2)
Other, net	—	(7)

Total gross realized portfolio losses	$(181)	$(102)

Total net realized portfolio gains	175	45
Interest rate derivative periodic receipts (payments), net	6	(10)
Interest rate derivative termination receipts, net	9	1
Taxes on net realized gains	(17)	—

Total net realized gains	$173	$36

On October 1, 2006, we entered into a purchase and sale agreement with ACE I for the sale of approximately 30% of our equity investments (other than warrants issued with debt investments) in 96 portfolio companies. ACE I is a newly established private equity fund with $1 billion of equity commitments. The aggregate purchase price was $671 million, subject to certain adjustments. ACE I will co-invest with us in an amount equal to 30% of our future equity investments until the $329 million remaining commitment is exhausted. A wholly-owned portfolio company, ACEM, manages ACE I in exchange for a 2% annual management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles. We recorded a total net realized gain of $59 million upon the sale of the $671 million of investments. In accordance with FASB Statement No. 140, we included in our sale proceeds the fair value of the management agreement associated with the $671 million of investments sold. The fair value of this portion of the contract was determined to be $16 million and was treated as being contributed to ACEM as our cost basis in our investment in ACEM. As a result, our $59 million of net realized gain on the transaction includes $16 million of a realized gain for the value of a portion of the management agreement received as sale proceeds.

During 2006, we received full repayment of our remaining $23 million subordinated debt investment in KAC Holdings, Inc. and sold all of our common and preferred equity investment for $65 million in proceeds realizing a total gain of $47 million offset by a reversal of unrealized appreciation of $49 million. The gain that we recognized includes escrowed proceeds of $5 million, which we expect to receive.

During 2006, we received full repayment of our $33 million senior and subordinated debt investment in WWC Acquisitions, Inc. and sold all of our common equity investment for $51 million in proceeds realizing a total gain of $38 million offset by a reversal of unrealized appreciation of $42 million. The gain that we recognized includes escrowed proceeds of $2 million, which we expect to receive. We provided the purchasers with $96 million of new senior debt financing at market terms.

During 2006, we received full repayment of our remaining $16 million subordinated debt investment in Iowa Mold Tooling Co., Inc. and sold all of our common and preferred equity for $78 million in proceeds realizing a total gain of $36 million offset by a reversal of unrealized appreciation of $21 million. The gain that we recognized includes escrowed proceeds of $5 million, which we expect to receive.

During 2006, we received full repayment of our remaining $40 million subordinated debt investment in 3SI Acquisition Holdings, Inc. and sold all of our common equity for $53 million in proceeds realizing a total gain of $27 million offset by a reversal of unrealized appreciation of $28 million. The gain that we recognized includes escrowed proceeds of $4 million, which we expect to receive.

During 2006, we received full repayment of our $21 million subordinated debt investment in ASC Industries, Inc. and sold all of our equity investments for $35 million in proceeds realizing a total gain of $25 million offset by a reversal of unrealized appreciation of $19 million.

During 2006, we received full repayment of our $23 million subordinated debt investment in Jones Stephens Corp. and sold all of our common and preferred equity for $38 million in proceeds realizing a total gain of $25 million offset by a reversal of unrealized appreciation of $31 million. The gain that we recognized includes escrowed proceeds of $5 million, which we expect to receive. We provided $22 million of subordinated debt financing to the purchasers of Jones Stephens.

During 2006, we received full repayment of our remaining $47 million senior and subordinated debt investments in Bankruptcy Management Solutions, Inc. and sold all of our common equity for $21 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $21 million.

During 2006, we received full repayment of our remaining $10 million subordinated debt investment in Network for Medical Communication & Research, LLC and sold all of our common equity warrants for $22 million in proceeds realizing a total gain of $22 million offset by a reversal of unrealized appreciation of $23 million. The gain that we recognized includes escrowed proceeds of $1 million, which we expect to receive.

During 2006, we surrendered all of our equity securities and a portion of our debt securities in Flexi-Mat Holdings, Inc. that we believe did not have any fair value on the date of transfer. We recorded a realized loss of $31 million offset by a reversal of unrealized depreciation of $20 million. We continue to own a senior debt investment in Flexi-Mat.

During 2006, Weber Nickel Technologies, Ltd. filed for bankruptcy protection in Canada under the Companies’ Creditors Arrangement Act. Although we are pursuing our claims, we do not expect to receive any proceeds from our subordinated debt or equity investment in Weber. We deemed our investments to be worthless and recognized a realized loss of $29 million fully offset by a reversal of unrealized depreciation.

During 2006, we sold a portion of our equity investment in Stravina Holdings, Inc. for nominal proceeds resulting in a realized loss of $19 million fully offset by a reversal of unrealized depreciation.

During 2006, American Decorative Surfaces International, Inc. ceased business operations and a receiver was appointed to liquidate its remaining assets. Although we are pursuing our claims in the receivership, we do not expect to receive any additional proceeds from the liquidation. Our remaining subordinated debt and equity investments were deemed worthless and we recognized a realized loss of $16 million offset by the reversal of unrealized depreciation of $19 million.

During 2006, we sold our senior subordinated debt investment in UAV Corporation for nominal proceeds realizing a loss of $15 million offset by a reversal of unrealized depreciation of $12 million.

During 2006, we sold a portion of our equity investments in five portfolio companies—nSpired Holdings, Inc., Halex Holdings, Inc., Logex Corporation, KIC Holdings, Inc. and Euro-Caribe Packing Company—in one transaction for nominal proceeds resulting in a total realized loss of $42 million offset by a reversal of unrealized depreciation of $42 million.

During 2005, we received full repayment of our $27 million senior and subordinated debt investments in Escort, Inc. and sold all of preferred equity and a portion of common equity for $62 million in proceeds realizing a total gain of $52 million offset by a reversal of unrealized appreciation of $49 million. We retained a 9% fully diluted common equity interest in the newly capitalized Escort, renamed Radar Detection Holdings Corp., and provided $13 million of senior debt financing to the purchasers for the transaction. The gain that we recognized included escrowed proceeds of $1 million.

During 2005, we received full repayment of our remaining $5 million subordinated debt investments in Roadrunner Freight Systems, Inc. and sold all of our equity investments in Roadrunner Freight consisting of our common stock and common stock warrants for $42 million in proceeds realizing a total gain of $26 million offset by a reversal of unrealized appreciation of $24 million. We provided $24 million of subordinated bridge debt financing to the purchasers for which we subsequently received full repayment in 2005.

During 2005, we received full repayment of our $29 million of subordinated debt investments in CIVCO Holding, Inc. and sold all of our remaining equity investments in CIVCO consisting of our common stock and common stock warrants for $15 million in proceeds realizing a total gain of $13 million offset by a reversal of unrealized appreciation of $7 million. The gain that we recognized included escrowed proceeds of $1 million.

During 2005, we received full repayment of our $26 million of remaining senior and subordinated debt investments in Automatic Bar Controls, Inc. and sold all of our equity investments in Automatic Bar consisting of our common stock and common stock warrants for $19 million in proceeds realizing a total gain of $12 million offset by a reversal of unrealized appreciation of $14 million.

During 2005, we received full repayment of our $25 million of subordinated debt investments in The Tensar Corporation and sold all of our minority equity investments in Tensar consisting of preferred stock, common stock warrants and common stock for $18 million in proceeds realizing a total gain of $11 million offset by a reversal of unrealized appreciation of $11 million. We provided $104 million in senior and subordinated debt financing to the purchasers in the transaction.

During 2005, we sold our common stock investment and a portion of our preferred stock and common stock warrant investments in American Decorative Surfaces International, Inc. for nominal proceeds resulting in a realized loss of $23 million offset by a reversal of unrealized depreciation of $23 million.

During 2005, S-Tran Holdings, Inc. filed for Chapter 11 bankruptcy. We do not expect to receive any proceeds from the liquidation of S-Tran for our common stock investment in S-Tran. Our common stock investment was deemed worthless and was written off resulting in a realized loss of $22 million offset by a reversal of unrealized depreciation of $22 million.

During 2005, we sold a portion of our preferred stock investments in KIC Holdings, Inc. for nominal proceeds resulting in a realized loss of $15 million offset by a reversal of unrealized depreciation of $15 million.

During 2005, we sold our common stock warrant investment and a portion of our preferred stock investments in Optima Bus Corporation for nominal proceeds resulting in a realized loss of $14 million offset by a reversal of unrealized depreciation of $14 million.

For our tax year ended September 30, 2006, we had net long-term capital gains of $43 million. We elected to retain such capital gains and pay a federal tax on behalf of our shareholders of $15 million, which is included in our net realized gains. For the tax year ended September 30, 2005, to the extent we had capital gains, they were fully offset by either capital losses or capital loss carry forwards. In addition, for the one-year period ending on October 31, 2006, we did not distribute at least 98% of our taxable net capital gains and recorded an excise tax expense of $2 million, which is also included in our net realized gains.

We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We recorded a net realized gain of $6 million and a net realized loss of $10 million, during 2006 and 2005, respectively, for the interest rate derivative periodic settlements. The favorable periodic interest settlements in 2006 as compared to the prior year are due primarily to the increase in the average LIBOR in 2006 as compared to 2005. In 2006 and 2005, we also terminated interest rate derivative agreements prior to their maturity resulting in a net cash settlement payment and net realized gain to us of $9 million and $1 million, respectively.

Unrealized Appreciation and Depreciation of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our Board of Directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2006 and 2005 ($ in millions):

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Number of Companies	Amout	Number of Companies	Amount
Gross unrealized appreciation of portfolio company investments	68	$785	43	$243
Gross unrealized depreciation of portfolio company investments	53	(381)	34	(222)
Reversal of prior period net unrealized appreciation upon a realization		(128)		(38)

Net unrealized appreciation (depreciation) of portfolio company investments		276		(17)
Foreign currency translation		32		—
Derivative agreements		(11)		32

Net unrealized appreciation of investments		$297		$15

The fair value of the derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. The fair value of the derivative agreements appreciate or depreciate based on relative market interest rates and the remaining term to maturity. The net unrealized depreciation of interest rate derivative agreements in 2006 is due primarily to the reversal of unrealized appreciation for interest rate derivative agreements that were terminated in 2006 prior to their maturity that resulted in the recognition of net realized gains of $9 million.

We have a limited amount of investments in portfolio companies, including ECAS, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. During 2006, the foreign currency translation adjustment recorded in our consolidated statements of operations was unrealized appreciation of $32 million primarily as a result of the Euro appreciating against the U.S. dollar for our ECAS investment.

Our Board of Directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. In that regard, the board has retained Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“Houlihan Lokey”) to assist it by having Houlihan Lokey regularly review a designated percentage of our fair value determinations. Houlihan Lokey is a leading valuation firm in the U.S., engaged in approximately 1,000 valuation assignments per year for clients worldwide. Each quarter in 2006 and 2005, Houlihan Lokey reviewed our determination of the fair value of approximately 25% of American Capital’s portfolio company investments that had been portfolio companies for at least one year and that had a fair value in excess of $10 million.

In 2006 and 2005, Houlihan Lokey reviewed our valuations of 96 and 99 portfolio company investments, having an aggregate $4,949 million and $3,113 million in fair value, respectively, as reflected in our consolidated financial statements of the respective period ends. In addition, Houlihan Lokey representatives attend our quarterly valuation meetings and provide periodic reports and recommendations to the Audit and Compliance Committee of our Board of Directors. For those portfolio company investments that Houlihan Lokey has reviewed during the applicable period using the scope of review set forth by our board, our board has made a fair value determination that is within the aggregate range of fair value for such investments as determined by Houlihan Lokey. Houlihan Lokey has been engaged, or may in the future be engaged, directly by us or our portfolio companies to provide investment banking services.

In February 2006, we entered into a commitment to provide $85 million of mezzanine and equity financing to ASAlliances Biofuels, LLC, through our investment in ACSAB, LLC, to fund its development of three large scale ethanol production facilities. Construction of all facilities has commenced and are projected to be in operation in late 2007. In October 2006, we sold 30% of our equity investment in ACSAB, LLC realizing a gain of $18 million as part of the sale transaction to ACE I. As of December 31, 2006, our cost basis in ACSAB, LLC was $60 million, which represents a 30% diluted ownership interest in ACSAB, LLC. Our investment has appreciated $99 million as of December 31, 2006, to a fair value of $159 million. The increase in the valuation is driven in part by developments in the ethanol and energy markets and market comparables subsequent to our original investment in February 2006. In addition to our standard valuation procedures, we engaged Houlihan Lokey to review the value of ACSAB, LLC as of December 31, 2006, due to the significant increase in fair value in the first year of our investment. The fair value of this investment, as determined by our Board of Directors, is within the range of fair value for the investment as determined by Houlihan Lokey. In addition to the prices of ethanol, the valuation of this investment is highly dependent on the pricing of agricultural commodities, such as corn, which is a raw material used in the production of ethanol, as well as the selling prices of petroleum products, such as the prices of unleaded gasoline and diesel fuel for which ethanol is considered to be a substitute. Therefore, significant fluctuations in the price of ethanol, corn commodities or crude oil could result in a significant effect on the valuation of our investment in ACSAB, LLC. The valuation of this investment is also dependent upon the stock prices of other comparable public companies. Subsequent to December 31, 2006, the prices of corn commodities have increased, the prices of ethanol and crude oil have decreased and the stock prices of comparable public companies have declined, and if such trends continue, this could result in a decrease in the fair value of our investment in ACSAB, LLC in subsequent periods.

As part of our sale transaction of 30% of our equity securities to ACE I on October 1, 2006, our wholly-owned portfolio company, ACEM, will manage ACE I in exchange for a 2% annual management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles. As of December 31, 2006, ACEM’s sole asset consists of this management agreement. As of December 31, 2006, we determined the total fair value of ACEM to be $36 million. In addition to our standard valuation procedures, we engaged Houlihan Lokey to review the value of ACEM as of December 31, 2006. The fair value of this investment, as determined by our Board of Directors, is within the range of fair value for the investment as determined by Houlihan Lokey.

Fiscal Year 2005 Compared to Fiscal Year 2004

Operating Income

For the year ended December 31, 2005, total operating income increased $219 million, or 65%, over the year ended December 31, 2004. Interest and dividend income consisted of the following for the years ended December 31, 2005 and 2004 (in millions):

	Year Ended December 31,
	2005	2004
Interest income on debt securities	$383	$243
Interest income on bank deposits and employee loans	4	1
Dividend income on equity securities	39	27

Total interest and dividend income	$426	$271

Interest income on debt securities increased by $140 million, or 58%, to $383 million for 2005 from $243 million for 2004, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average interest rate on our debt investments. Our daily weighted average debt investments at cost increased from $1,804 million in 2004 to $2,949 million in 2005 resulting from new loan originations net of loan repayments during the year ended December 31, 2005.

The daily weighted average effective interest rate on debt investments decreased to 13.0% in 2005 from 13.5% in 2004 due primarily to an increase in the total senior loans as a percentage of our total loan portfolio. Our senior loans as a percentage of our total loans at cost increased to 44% as of December 31, 2005 from 35% as of December 31, 2004. The impact on our daily weighted average effective interest rate of the increase in the percentage of our senior debt investments is partially offset by an increase in interest rates on our variable rate based loans as the weighted average monthly LIBOR rate increased from 1.55% in 2004 to 3.47% in 2005. Our senior loans generally yield lower rates than our subordinated loans, but they are typically variable rate based loans, which do not require the use of interest rate basis swap agreements thereby reducing our overall interest swap costs. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities and to reduce our interest rate risk, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. Excluding the impact of the interest rate swap agreements, our daily weighted effective interest rate for 2005 decreased 50 basis points to 13.0% as compared to 13.5% for the prior year. However, including the impact of interest rate basis swap agreements, our daily weighted average effective interest rate for 2005 increased 40 basis points to 12.7% as compared to 12.3% for the prior year.

However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. In 2005 and 2004, the total interest rate cost of interest rate derivative agreements included in both net realized gain (loss) on investments and unrealized appreciation (depreciation) of investments was $7 million and $21 million, respectively.

Dividend income on equity securities increased by $12 million to $39 million for 2005 from $27 million for 2004 due primarily to an increase in preferred stock investments. We have grown our investments in equity securities to a fair value of $1,722 million as of December 31, 2005, an 89% increase over the prior year. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value. In addition, we received cash dividends from common equity investments, of $2 million from three portfolio companies in 2005 compared to $9 million from six portfolio companies in 2004.

Our daily weighted average total debt and equity investments at cost increased from $2,443 million in 2004 to $4,056 million in 2005. The daily weighted average yield on total debt and equity investments decreased from 11.1% in 2004 to 10.4% in 2005 due to the reasons discussed above including an overall increase in equity investments in 2005 that do not produce a current yield. Including the cost of interest rate basis swap agreements that are included net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations, our daily weighted average yield would have been 10.2% in both 2004 and 2005.

Asset management and other fee income consisted of the following for the years ended December 31, 2005 and 2004 (in millions):

	Year Ended December 31,
	2005	2004
Transaction structuring fees	$28	$14
Equity financing fees	25	10
Portfolio company management and administrative fees	19	10
Loan financing fees	18	15
Fund management fees and reimbursements	14	—
Prepayment fees	11	7
Other	14	9

Total asset management and other fee income	$129	$65

Asset management and other fee income increased by $64 million, or 98%, to $129 million in 2005 from $65 million in 2004. In 2005, we recorded $28 million in transaction structuring fees for eighteen buyout investments and two add-on financings for acquisitions totaling $1,662 million of American Capital financing. In 2004, we recorded $14 million in transaction structuring fees for thirteen buyout investments totaling $689 million of American Capital financing. The transaction structuring fees were 1.7% and 2.1% of American Capital financing in 2005 and 2004, respectively.

Equity financing fees for the year ended December 31, 2005 increased $15 million over the comparable period in 2004. The increase in equity financing fees was attributable to an increase in new equity investments from $339 million in 2004 to $760 million in 2005. Equity financing fees were 3.3% and 2.9% of equity financing in 2005 and 2004, respectively.

Portfolio company management and administrative fees for the year ended December 31, 2005 increased $9 million, or 90%, over the comparable period in 2004. The increase in portfolio company management and administrative fees is attributable primarily to the increase in the number of portfolio companies under management.

Loan financing fees for the year ended December 31, 2005, increased $3 million, or 20%, over the comparable period in 2004. The increase in the loan financing fees was attributable to an increase in new debt investments from $1,679 million in 2004 to $2,257 million in 2005. The loan financing fees were 0.8% and 0.9% of loan originations in 2005 and 2004, respectively. Loan fees that we receive that are representative of additional yield are deferred as a discount and accreted into interest income and are not recorded as fee income.

Fund management fees and reimbursements represent fees recognized for providing investment advisory and management services to ECAS pursuant to investment management and services agreements. We recognized $3 million of management fees and $11 million for reimbursements of costs and expenses in 2005.

The prepayment fees of $11 million in 2005 are the result of the prepayment by twenty portfolio companies of loans totaling $445 million compared to prepayment fees of $7 million in 2004 as the result of the prepayment by seventeen portfolio companies of loans totaling $267 million. Prepayment fees were 2.5% in both 2005 and 2004, respectively, of loans that contained prepayment fee provisions.

Operating Expenses

Operating expenses for 2005 increased $114 million, or 100%, over 2004. Our operating leverage was 1.9% for both 2005 and 2004. Operating leverage is our operating expenses, excluding stock-based compensation, interest expense and operating expenses reimbursed under management agreements divided by our total assets at period end.

Interest expense increased from $37 million for 2004 to $101 million for 2005. The increase in interest expense is due both to an increase in our weighted average borrowings from $1,000 million for 2004 to $1,892 million for 2005 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 3.69% for 2004 to 5.32% for 2005. The increase in the weighted average interest rate is primarily due to an increase in the average monthly LIBOR rate from 1.55% in 2004 to 3.47% in 2005.

Salaries, benefits and stock-based compensation expense increased 69% from $51 million for 2004 to $86 million for 2005. Salaries, benefits and stock-based compensation consisted of the following for the years ended December 31, 2005 and 2004 (in millions):

	Year Ended December 31,
	2005	2004
Salaries	$64	$36
Benefits	8	5
Stock-based compensation	14	10

Total salaries, benefits and stock-based compensation	$86	$51

The total increase is due primarily to an increase in employees from 191 at December 31, 2004, to 308 at December 31, 2005, increases in incentive compensation, and annual salary rate increases. The increase in number of employees is due to our growth as we have added investment professionals and administrative staff in our efforts to build our investment platform, including the opening of two offices in London and Paris. The incentive compensation accrued as a percentage of the maximum amount of incentive compensation available increased in 2005 as compared to the prior year as a result of meeting certain performance criteria in 2005. In 2003, we adopted FASB Statement No. 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148. Accordingly, stock-based compensation is higher in 2005 since it includes the pro-rata vested expense for stock options granted over the past three years compared to the pro-rata vested expense for stock options granted over the past two years in 2004.

General and administrative expenses increased from $26 million for 2004 to $41 million for 2005 primarily due to additional overhead attributable to the increase in the number of employees and the opening of two new offices in London and Paris, including higher employee recruiting costs and rent expense.

Provision for Income Taxes

We are subject to a nondeductible federal excise tax of 4% on our undistributed investment company taxable income if we do not distribute at least 98% of our investment company ordinary taxable income in any calendar year, 98% of our capital gain net income for each one-year period ending on October 31 and any shortfall in distributing taxable income from the prior calendar year. For 2005, we retained $48 million of our investment company taxable income and accrued a federal excise tax of $2 million, which is included in our provision for income taxes.

Our consolidated taxable operating subsidiaries, ACFS and ECFS, are subject to corporate level federal, state and local income tax in their respective jurisdictions. For the years ended December 31, 2005 and 2004, we recorded a tax provision of $11 million and $2 million, respectively, attributable to our taxable operating subsidiaries. The increase in the tax provision in 2005 as compared to 2004 is due primarily to the increase in fee income earned by ACFS in 2005 as result of an increase in American Capital sponsored buyout transactions structured by ACFS. The 2004 income tax provision also benefited from the full utilization of a fully reserved net operating loss carry forward and the reversal of a valuation allowance on deferred tax assets.

Net Realized Gains (Losses)

Our net realized gains (losses) for 2005 and 2004 consisted of the following (in millions):

	Year Ended December 31,
	2005	2004
Escort, Inc.	$52	$—
Roadrunner Freight Systems, Inc.	26	2
CIVCO Holding, Inc.	13	2
Automatic Bar Controls, Inc.	12	—
The Tensar Corporation	11	4
Chronic Care Solutions, Inc.	6	—
HMS Healthcare, Inc.	6	—
Vigo Remittance Corp.	4	1
Cycle Gear, Inc.	4	—
The Lion Brewery, Inc.	2	—
Bumble Bee Seafoods, L.P.	2	—
Kelly Aerospace, Inc.	2	—
ACS PTI, Inc.	2	—
TransCore Holdings, Inc.	—	20
Texstars, Inc.	—	11
ACAS Acquisitions (PaR Systems), Inc.	—	10
Bankruptcy Management Solutions, Inc.	—	3
Other	5	6

Total gross realized portfolio gains	$147	$59

American Decorative Surfaces International, Inc.	(23)	—
S-Tran Holdings, Inc.	(22)	—
KIC Holdings, Inc.	(15)	—
Optima Bus Corporation	(14)	—
Hartstrings LLC	(8)	—
MBT International, Inc.	(6)	—
Aeriform Corporation	(4)	—
Euro-Pro Operating LLC	(2)	—
Chromas Technologies Corp.	—	(32)
Fulton Bellows & Components, Inc.	—	(14)
Academy Events Services, LLC	—	(14)
Sunvest Industries, Inc.	—	(14)
Baran Group, Ltd.	—	(2)
ThreeSixty Sourcing, Ltd.	—	(2)
Other	(8)	(1)

Total gross realized portfolio losses	$(102)	$(79)

Total net realized portfolio gains (losses)	45	(20)

Interest rate derivative periodic interest payments, net	(10)	(18)
Interest rate derivative termination receipts, net	1	—

Total net realized gains (losses)	$36	$(38)

See “Fiscal Year 2006 Compared to Fiscal Year 2005” for discussion on the net realized gains (losses) for the year ended December 31, 2005.

During 2004, we received full repayment of our $27 million subordinated debt investments in TransCore Holdings, Inc. and sold all of our equity investments in TransCore consisting of our redeemable preferred stock, convertible preferred stock and common stock warrants for $26 million in proceeds realizing a total gain of $20 million offset by the reversal of unrealized appreciation of $19 million. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $2 million.

During 2004, we received full repayment of our $21 million senior and subordinated debt investments in Texstars, Inc. and sold all of our equity investments in Texstars consisting of common stock and common stock warrants for $13 million in proceeds realizing a total gain of $11 million offset by the reversal of unrealized appreciation of $10 million. The gain that we recognized included escrowed proceeds of $2 million.

During 2004, we received full repayment of our $23 million subordinated debt investment in ACAS Acquisitions (PaR Systems), Inc. and received a $11 million liquidating dividend on our common equity interest as a result of PaR’s sale of an 81% interest in its nuclear equipment and service business, recognizing a total gain of $10 million. We retained an 11% diluted ownership interest in ACAS Acquisitions (PaR Systems), Inc., which was renamed PaR Nuclear Holding Co., Inc. The non-nuclear business segment of ACAS Acquisitions (PaR Systems), Inc. was contributed to a newly created company, PaR Systems, Inc., shares of which were distributed to the existing shareholders. We provided $5 million in subordinated debt financing to, and retained a 51% diluted ownership in, PaR Systems, Inc.

During 2004, Chromas Technologies Corp. entered into an asset purchase agreement whereby substantially all of the assets were sold to and certain of the liabilities were assumed by a purchaser. The net cash proceeds were used to repay a portion of our outstanding loans. All of Chromas’ remaining assets including its right to receive the deferred payment were conveyed to us. Our remaining subordinated debt and equity investments in Chromas were deemed worthless and we recognized a realized loss of $32 million offset by the reversal of unrealized depreciation of $30 million.

During 2004, we sold our senior subordinated debt investment in Fulton Bellows & Components, Inc. for nominal proceeds and recognized a realized loss of $7 million offset by the reversal of unrealized depreciation of $7 million. In a subsequent transaction in 2004, Fulton’s assets were sold under Section 363 of the Bankruptcy Code, and we received proceeds of $6 million for partial repayment of our remaining senior debt investments. We recognized a realized loss of $7 million from the write off of our remaining senior debt investments and common stock warrants partially offset by a reversal of unrealized depreciation of $7 million.

During 2004, Academy Event Services, LLC filed for Chapter 11 bankruptcy and the court conducted an auction for the sale of all of its assets during the quarter. We did not receive any proceeds from the auction sale held through the bankruptcy proceedings. Our subordinated debt and equity investments were deemed worthless and we recognized a realized loss of $14 million offset by the reversal of unrealized depreciation of $8 million.

Sunvest Industries, Inc. was a holding company with two wholly-owned operating subsidiaries—Dyna-Fab LLC and Advanced Fabrication Technology LLC (AFT). In the fourth quarter of 2003, Dyna-Fab entered into an asset purchase agreement whereby substantially all of the assets of Dyna-Fab were sold. In the first quarter of 2004, AFT entered into an asset purchase agreement whereby substantially all of the assets of AFT were sold. During 2004, we foreclosed on Sunvest’s and its subsidiaries’ remaining assets including any rights to future payments under the asset purchase agreements. The remaining senior and subordinated debt and equity investments in Sunvest were deemed worthless and we recognized a realized loss of $14 million offset by the reversal of unrealized depreciation of $14 million in 2004.

We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. During 2005 and 2004, we recorded net realized losses of $10 million and $18 million, respectively, for the interest rate derivative periodic settlements. The decrease in cost is due primarily to the increase in average LIBOR in 2005 as compared to 2004.

Unrealized Appreciation and Depreciation of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our Board of Directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2005 and 2004 ($ in millions):

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Number of Companies	Amount	Number of Companies	Amount
Gross unrealized appreciation of portfolio company investments	43	$243	34	$192
Gross unrealized depreciation of portfolio company investments	34	(222)	31	(135)
Reversal of prior period unrealized (appreciation) depreciation upon a realization		(38)		34

Net unrealized (depreciation) appreciation of portfolio company investments		(17)		91
Derivative agreements		32		8

Net unrealized appreciation of investments		$15		$99

The increase in the fair value of our interest rate derivative agreements in 2005 is due primarily to the increase in average LIBOR in 2005 and a resulting increase in the forward interest rate yield curve.

Financial Condition, Liquidity and Capital Resources

As of December 31, 2006, we had $77 million in cash and cash equivalents and $233 million of restricted cash. Our restricted cash consists primarily of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized debt agreements, those funds are generally distributed each quarter to pay interest and principal on the securitized debt. As of December 31, 2006, we had availability of $588 million under our revolving credit facilities (excluding standby letters of credit of $7 million). We had no forward equity sale agreements outstanding as of December 31, 2006. During 2006, we principally funded investments using draws on the revolving credit facilities, proceeds from asset securitizations, unsecured debt issuances and equity offerings, including forward equity sale agreements, as well as proceeds from syndications of senior loans, repayments of loans and sales of equity investments.

We expect to continue to raise new capital in order to fund our investment objectives by issuing both debt and equity securities in the future. In 2006, we achieved an investment grade credit rating. Moody’s Investors Service assigned us a Baa2 long-term issuer rating, Standard & Poor’s Ratings Service assigned us a BBB counterparty credit rating and Fitch Ratings assigned our long-term default rating and senior unsecured debt rating at BBB. As a result of these improved credit ratings, we may be able to obtain more favorable pricing on future debt issuances and we may also look to access the public markets for future debt issuances. However, the terms of any future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to us on terms we deem favorable.

As a RIC, we are required to distribute annually 90% or more of our investment company taxable income. We provide shareholders with the option of reinvesting their dividends in American Capital. In 2006, 2005 and 2004, shareholders reinvested $29 million, $38 million and $7 million, respectively, in dividends. Since our IPO through December 31, 2006, shareholders have reinvested $78 million of dividends in American Capital. In August 2004, we amended our dividend reinvestment plan, or DRIP, to provide a 5% discount on shares purchased through the reinvested dividends, effective for dividends paid in December 2004 and thereafter, subject to terms of the plan.

We are currently in compliance with the requirements to qualify as a RIC under Subchapter M of the Code and to qualify as a BDC under the 1940 Act. As a business development company, our asset coverage, as defined in the 1940 Act, must be at least 200% after each issuance of Senior Securities. As of December 31, 2006 and 2005, our asset coverage was 211% and 217%, respectively.

Equity Capital Raising Activities

On June 23, 2006, we filed a shelf registration statement with the SEC, with respect to our debt and equity securities. The shelf registration statement allows us to sell our registered debt or equity securities on a delayed or continuous basis in an amount up to $3 billion. As of December 31, 2006, our remaining capacity under the shelf registration statement was $1.9 billion.

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties, or forward purchasers, in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. The shares of common stock sold by the forward purchasers are borrowed from third party market sources. Pursuant to the forward sale agreements, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. The forward sale agreements provide for settlement date or dates to be specified at our discretion within a one-year period. On a settlement date, we issue and sell shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The forward sale agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale price is also subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our Board of Directors votes to approve a merger or takeover of us or similar transaction that would require our stockholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (“EITF”) Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, the forward sale agreements are considered equity instruments and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, Participating Securities and the Two-Class Method Under FASB Statement No. 128, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, Earnings per Share. However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

As of December 31, 2006, all forward sale agreements have been fully settled.

Our objective with the use of forward sale agreements is to allow us to manage more efficiently our debt to equity ratio, considering applicable statutory requirements and our capital needs associated with funding our investment activities. As a BDC, we are able to issue debt securities and preferred stock in an amount such that our asset coverage is at least 200% of the amount of our outstanding debt securities and preferred stock. Because we do not currently have any preferred stock outstanding, this provision of the 1940 Act effectively limits our ratio of debt to equity at this time to 1:1. However, as a practical matter, in order to provide sufficient flexibility to fund our projected investments and a cushion, we generally keep our debt to equity ratio somewhat below 1:1. For example, as of December 31, 2006, our ratio of debt to equity was 0.90:1.

A principal consideration in keeping our debt to equity ratio at less than 1:1 is that given the nature and variability of the equity capital markets, it is not practical to raise equity in frequent small increments, which would match in amount and timing our needs for investment funds. Thus, we are required to raise equity in larger increments than may be immediately invested and therefore we repay advances on our credit facilities with the proceeds of such equity issuances. We then make investments and manage our cash needs by drawing on our credit facilities. The funding sequence of issuing equity, repaying our credit facilities and then drawing on the credit facilities to fund new investments causes our average debt to equity ratio to be materially below 1:1. Moreover, because we cannot be assured that access to equity markets will be available whenever we may need equity capital to make a new investment, we must generally keep our credit availability somewhat higher and our debt to equity ratio materially lower than what would otherwise be if we were more readily assured access to equity capital.

The use of forward sale contracts is expected to allow us to deliver common stock and receive cash at our election to the extent covered by outstanding contracts, without undertaking a new offering of common stock. Because we would be more assured of access to equity capital, we expect to be in a position to allow our debt to equity ratio to be closer to 1:1 than without the use of forward sale agreements. For example, the use of the forward sale agreements beginning in 2004 has enabled us to increase our debt to equity ratio from 0.71 as of December 31, 2003, to 0.90 as of December 31, 2006. During periods in which we have reported earnings, having a higher debt to equity ratio should have a beneficial effect on our overall cost of capital, which could result in increased earnings.

Equity Offerings

For fiscal years 2006, 2005 and 2004, we completed several public offerings of our common stock and entered into several forward sale agreements. The following table summarizes the total shares sold, including shares sold directly by us, including shares sold pursuant to the underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for the fiscal years 2006, 2005 and 2004 (in millions, except per share data):

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price per Share
Issuances under September 2006 forward sale agreement	3.0	$110	$36.75
July 2006 public offering	3.0	100	32.78
Issuances under April 2006 forward sale agreements	4.0	133	33.38
April 2006 public offering	9.8	333	33.99
February 2006 public offering	1.0	36	36.10
Issuances under January 2006 forward sale agreements	4.0	137	34.31
January 2006 public offering	0.6	21	34.84
Issuances under November 2005 forward sale agreements	3.5	125	35.66
Issuances under September 2005 forward sale agreements	0.8	26	34.82

Total for the year ended December 31, 2006	29.7	$1,021	$34.38

Issuances under November 2005 forward sale agreements	1.5	$55	$36.25
November 2005 public offering	3.0	113	36.94
Issuances under September 2005 forward sale agreements	4.8	167	35.23
September 2005 public offering	2.0	72	35.72
Issuances under March 2005 forward sale agreements	8.0	235	29.42
March 2005 public offering	2.0	60	30.11
Issuances under September 2004 forward sale agreements	6.3	178	28.53

Total for the year ended December 31, 2005	27.6	$880	$31.93

In January 2007, we completed a public offering in which 6.3 million shares of our common stock, excluding an underwriters’ over-allotment of 0.9 million shares, were sold at a public offering price of $45.83 per share. Of those shares, 4.3 million were offered directly by us and 2.0 million shares were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “January 2007 Forward Sales Agreements”). Upon completion of the offering, we received proceeds, net of the underwriters’ discount and closing costs, of $231 million in exchange for 5.2 million shares of common stock which includes the underwriter’s over-allotment of 0.9 million shares.

The remaining 2.0 million shares of common stock were borrowed from third party market sources by the counterparties, or forward purchasers, of the January 2007 Forward Sale Agreement who then sold the shares to the public. Pursuant to the January 2007 Forward Sale Agreements, we must sell to the forward purchasers 2.0 million shares of our common stock generally at such times as we elect over a one-year period. The January 2007 Forward Sale Agreements provides for settlement date or dates to be specified at our discretion within the duration of the January 2007 Forward Sale Agreements through termination in January 2008. On a settlement date, we will issue shares of our common stock to the applicable forward purchaser at the then applicable forward sale price. The forward sale price was initially $44.11 per share, which was the public offering price of shares of our common stock less the underwriting discount. The January 2007 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to a decrease by $0.89, $0.91, $0.92, and $0.96 on each of March 2, 2007, June 1, 2007, September 7, 2007 and December 7, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Debt Capital Raising Activities

Our debt obligations consisted of the following as of December 31, 2006 and 2005 (in millions):

	December 31,
Debt	2006	2005
Secured revolving credit facility, $1,250 million commitment	$669	$593
Unsecured revolving credit facility, $900 million commitment	893	163
Unsecured debt due through September 2011	167	167
Unsecured debt due August 2010	126	126
Unsecured debt due October 2020	75	75
Unsecured debt due February 2011	24	—
TRS Facility, $350 million commitment	296	110
ACAS Business Loan Trust 2002-2 asset securitization	—	6
ACAS Business Loan Trust 2003-1 asset securitization	—	23
ACAS Business Loan Trust 2003-2 asset securitization	—	32
ACAS Business Loan Trust 2004-1 asset securitization	410	410
ACAS Business Loan Trust 2005-1 asset securitization	830	762
ACAS Business Loan Trust 2006-1 asset securitization	436	—

Total	$3,926	$2,467

The weighted average debt balance for the years ended December 31, 2006 and 2005 was $3,021 million and $1,892 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2006, 2005 and 2004 was 6.28%, 5.32% and 3.69%, respectively. We believe that we are currently in compliance with all of our debt covenants. As of December 31, 2006 and 2005, the fair value of the above borrowings was $3,928 million and $2,466 million, respectively. The fair value of fixed rate debt instruments is based upon market interest rates. The fair value of variable rate debt instruments is assumed to equal cost as the interest rates are considered to be at market.

Revolving Debt-Funding Facilities

We, through a consolidated affiliated statutory trust, have a secured revolving credit facility. In October 2006, we amended the secured revolving credit facility to extend the liquidity purchase termination date to October 2007 and increased the commitment to $1,250 million. As amended, our ability to make draws under the facility expires one business day before the liquidity purchase termination date. If the facility is not extended before the liquidity purchase termination date, any principal amounts then outstanding will be amortized over a 24-month period through the commitment termination date in October 2009. As of December 31, 2006, this facility was collateralized by loans and assets from our portfolio companies with a principal balance of $1,008 million. Interest on borrowings under this facility is paid monthly and is charged at either a one-month LIBOR or a commercial paper rate plus a spread of 0.75%. We are also charged an unused commitment fee of 0.13%. The facility contains covenants that, among other things, require us to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in certain geographic regions and industries, certain loan grade classifications, certain security interests, and interest payment terms.

We also have an unsecured revolving credit facility with a syndication of lenders. In January 2006, we expanded the committed amount of the facility from $255 million to $310 million as a result of new lender commitments. In May 2006, the facility was amended and restated to add additional new lenders and to increase the available commitments to $900 million. The facility may be expanded through new or additional commitments up to $1,150 million in accordance with the terms and conditions set forth in the related agreement. The facility expires in May 2008 unless extended for an additional 364-day period with the consent of the lenders. Interest on borrowings under the facility is charged at either (i) LIBOR plus the applicable percentage at such time or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 basis points. We are also charged an unused commitment fee of 0.15%. The amended agreement contains various covenants including limits on annual corporate capital expenditures, maintaining certain unsecured debt ratings and a minimum net worth.

In October 2006, we terminated the $125 million secured revolving credit facility. There were no amounts outstanding under this facility as of December 31, 2005.

Unsecured Debt

In February 2006, we entered into a note purchase agreement to issue €14 million and £3 million of senior unsecured five-year notes to institutional investors in a private placement offering ($24 million at December 31, 2006). The €14 million Series 2006-A Notes have a fixed interest rate of 5.177% and the £3 million Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011. The note purchase agreement contains customary default provisions.

In September 2005, we entered into a note purchase agreement to issue $75 million of senior unsecured fifteen-year notes to accredited investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and at the rate of LIBOR plus 2.65% thereafter and mature in October 2020.

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126 million of long-term unsecured five-year notes to institutional investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010.

In September 2004, we sold an aggregate $167 million of long-term unsecured five- and seven-year notes to institutional investors in a private placement offering pursuant to a note purchase agreement. The unsecured notes consist of $82 million of senior notes, Series A and $85 million of senior notes, Series B. The Series A notes have a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

Asset Securitizations

In July 2006, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary, issued $291 million Class A notes, $37 million Class B notes, $73 million Class C notes, $36 million Class D notes and $64 million Class E notes (collectively, the “2006-1 Notes”). The Class A notes, Class B notes, Class C notes and Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2006-1. Through August 2009, BLT 2006-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2006-1 Notes. After such time, principal payments on the 2006-1 Notes will generally be applied pro rata to each class of 2006-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points and the Class D notes have an interest rate of three- month LIBOR plus 125 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of $500 million as of December 31, 2006. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In October 2005, we completed a $1,000 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2005-1 (“BLT 2005-1”), an indirect consolidated subsidiary, issued $435 million Class A-1 notes, $150 million Class A-2A notes, $50 million Class A-2B notes, $50 million Class B notes, $145 million Class C notes, $90 million Class D notes and $80 million Class E notes (collectively, the “2005-1 Notes”). The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2005-1. Of the $150 million Class A-2A notes, $82 million was drawn upon in 2005 and the balance of $68 million was drawn upon in 2006. Through January 2009, BLT 2005-1 may reinvest any principal collections of its existing loans into purchases of additional loans to secure the 2005-1 Notes. After such time, principal payments on the 2005-1 Notes will be applied first to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A-1 notes have an interest rate of three-month LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of three-month LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of three-month LIBOR plus 35 basis points, the Class B notes have an interest rate of three-month LIBOR plus 40 basis points, and the Class C notes have an interest rate of three-month LIBOR plus 85 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of $1,000 million as of December 31, 2006. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repaid prior to such date.

In December 2004, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2004-1 (“BLT 2004-1”), an indirect consolidated subsidiary, issued $302 million Class A notes, $34 million Class B notes, $74 million Class C notes, $50 million Class D notes, and $40 million Class E notes (collectively, the “2004-1 Notes”). The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The 2004-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2004-1. Through January 2007, BLT 2004-1 has the option to reinvest any principal collections of its existing loans into purchases of new loans. After such time, payments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes have an interest rate of three-month LIBOR plus 32 basis points, the Class B notes have an interest rate of three-month LIBOR plus 50 basis points, and the Class C notes have an interest rate three-month LIBOR plus 100 basis points. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The loans are secured by loans and assets from our portfolio companies with a principal balance of $500 million as of December 31, 2006. The 2004-1 Notes contain customary default provisions and mature in October 2017 unless redeemed or repaid prior to such date.

In December 2003, we completed a $398 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2003-2 (“BLT 2003-2”), an indirect consolidated subsidiary issued $258 million Class A notes, $40 million Class B notes, $20 million Class C notes, $40 million Class D notes, and $40 million of Class E notes (collectively, the “2003-2 Notes”). The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2003-2 Notes were secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2003-2. Early payments were first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes carried an interest rate of one-month LIBOR plus 48 basis points, the Class B notes carried an interest rate of one-month LIBOR plus 95 basis points, and the Class C notes carried an interest rate of one-month LIBOR plus 175 basis points. As of December 31, 2006, there are no notes outstanding and BLT 2003-2 was terminated in June 2006.

In May 2003, we completed a $308 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2003-1 (“BLT 2003-1”), an indirect consolidated subsidiary, issued $185 million Class A notes, $31 million Class B notes, $23 million Class C notes and $69 million Class D notes (collectively, the “2003-1 Notes”). The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes were retained by us. The 2003-1 Notes were secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2003-1. Early payments were first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class C notes consisted of a $17 million tranche of floating rate notes and a $6 million tranche of fixed rate notes. The Class A notes carried an interest rate of one-month LIBOR plus 55 basis points and the Class B notes carried an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carried an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carried an interest rate of 5.14%. As of December 31, 2006, there were notes outstanding and BLT 2003-1 was terminated in May 2006.

Total Return Swap Facility

We have a total return swap facility (the “TRS Facility”) with Wachovia under which we pledge certain of our investments to Wachovia from time to time in exchange for financing. Subject to the terms and conditions of the TRS Facility, we may generally repay and reborrow proceeds and are required to make payments to Wachovia on outstanding borrowings at a rate equal to one-month LIBOR plus 125 basis points. We must also repay all or a portion of any funded amount upon the occurrence of certain events. The TRS Facility commitment was increased from $250 million to $350 million effective December 2006 and is scheduled to terminate in December 2007. We have accounted for the TRS Facility as a secured financing arrangement under FASB Statement No. 140 with the outstanding borrowed amount included as a debt obligation on the accompanying consolidated balance sheets.

A summary of our contractual payment obligations as of December 31, 2006 are as follows (in millions):

	Payments Due by Period
Contractual Obligations	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Revolving credit facilities	$1,562	$29	$1,533	$—	$—
Notes payable	1,676	28	207	380	1,061
Unsecured debt	392	—	82	235	75
TRS facility	296	296	—	—	—
Interest payments on debt obligations(1)	823	223	306	172	122
Operating leases	105	13	28	25	39

Total	$4,854	$589	$2,156	$812	$1,297

(1)	For variable rate debt, future interest payments are based on the interest rate as of December 31, 2006.

To the extent that we receive unscheduled prepayments on our debt investments that securitize our debt obligations, we are required to apply those proceeds to our outstanding debt obligations.

Off Balance Sheet Arrangements

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next fifteen years and contain provisions for certain annual rental escalations.

As of December 31, 2006, we had commitments under loan and financing agreements to fund up to $446 million to 56 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria. The terms of the borrowings and financings subject to commitment are comparable to the terms of other debt and equity securities in our portfolio.

A summary of our loan and equity commitments as of December 31, 2006 is as follows:

	Amount of Commitment Expiration by Period
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Loan and Equity Commitments	$446	$96	$79	$194	$77

Portfolio Credit Quality

Loan Performance

We stop accruing interest on our investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation assigned by us could have an effect on the amount of our loans on non-accrual status. As of December 31, 2006, loans on non-accrual status for fourteen portfolio companies were $183 million, calculated as the cost plus unamortized OID, and had a fair value of $54 million. These loans include a total of $169 million with PIK interest features. As of December 31, 2005, loans on non-accrual status for fourteen portfolio companies were $132 million, calculated as the cost plus unamortized OID, and had a fair value of $48 million.

At December 31, 2006 and 2005, loans on accrual status past due and loans on non-accrual status were as follows ($ in millions):

	December 31, 2006		December 31, 2005
Days Past Due	Number of Portfolio Companies	Amount	Number of Portfolio Companies	Amount
Current	118	$4,623	111	$3,286

One Month Past Due		—		8
Two Months Past Due		—		11
Three Months Past Due		—		—
Greater than Three Months Past Due		12		35
Loans on Non-accrual Status		183		132

Subtotal	14	195	14	186

Total	132	$4,818	125	$3,472

Past Due and Non-accruing Loans as a Percent of Total Loans		4.0%		5.4%

The loan balances above reflect our cost basis of the debt, excluding CMBS securities, plus unamortized OID. We believe that debt service collection is probable for our loans that are past due.

In the third quarter of 2006, we recapitalized one portfolio company by contributing our subordinated debt with a cost basis and fair value of $22 million into our existing common equity. Prior to the recapitalization, the subordinated notes were accruing loans.

In the third quarter of 2006, we recapitalized one portfolio company by exchanging our subordinated debt investment into convertible preferred stock and contributing our remaining subordinated debt investments into our existing common equity that had a total cost basis of $8 million and a fair value of zero. Prior to the recapitalization, the subordinated notes were non-accruing loans.

In the third quarter of 2006, we recapitalized one portfolio company by exchanging our subordinated debt with a cost basis of $15 million and a fair value of $2 million into preferred and common equity. Prior to the recapitalization, the subordinated notes were non-accruing loans.

In the third quarter of 2006, we recapitalized one portfolio company by contributing our subordinated debt with a cost basis $19 million and a fair value of zero into our existing common equity. Prior to the recapitalization, the subordinated notes were non-accruing loans.

In the second quarter of 2006, we recapitalized one portfolio company by contributing our subordinated debt with a cost basis of $4 million and a fair value of $3 million into our existing common equity. Prior to the recapitalization, the subordinated note was a non-accruing loan.

In the second quarter of 2006, we recapitalized one portfolio company by exchanging our junior subordinated debt with a cost basis of $6 million and a fair value of $3 million into redeemable preferred stock. Prior to the recapitalization, the junior subordinated note was an accruing loan.

In the second quarter of 2006, we recapitalized one portfolio company by contributing our senior subordinated debt with a cost basis of $9 million and a fair value of $4 million into our existing common equity. Prior to the recapitalization, the senior subordinated note was a non-accruing loan.

In the second quarter of 2006, we recapitalized one portfolio company by exchanging our subordinated debt with a cost basis of $7 million and a fair value of zero into redeemable preferred stock. Prior to the recapitalization, the subordinated note was a non-accruing loan.

In the fourth quarter of 2005, we recapitalized one portfolio company by exchanging our subordinated debt with a cost basis of $2 million and a fair value of $1 million into convertible preferred stock. Prior to the recapitalization, the subordinated note was a non-accruing loan.

In the fourth quarter of 2005, we recapitalized one portfolio company by exchanging subordinated debt notes with a cost basis of $4 million and a fair value of zero into redeemable preferred stock. Prior to the recapitalization, a portion of the subordinated notes were non-accruing loans.

In the fourth quarter of 2005, one of our portfolio companies was recapitalized whereby the senior lenders restructured their senior loans in exchange for an 80% equity interest in the portfolio company and we exchanged our subordinated debt investment with a cost basis of $17 million for a 20% equity interest in the portfolio company. Prior to the recapitalization, the subordinated note was a non-accruing loan.

In the second quarter of 2005, we recapitalized one portfolio company by exchanging our senior subordinated debt with a cost basis and fair value of $6 million into redeemable preferred stock. Prior to the recapitalization, the senior subordinated note was an accruing loan.

In the second quarter of 2005, we recapitalized another portfolio company. As part of the recapitalization, we exchanged junior subordinated debt with a cost basis of $5 million and a fair value of zero into redeemable preferred stock. Prior to the recapitalization, the junior subordinated notes were non-accruing loans.

Credit Statistics

We monitor several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•

Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of the most recent twelve months or, when appropriate, the forecasted twelve months.

•

Interest Coverage Ratio—EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

•

Debt Service Coverage Ratio—EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

We require portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, we calculate the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, we make certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction. We evaluate portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

We track our portfolio investments on a static pool basis, including based on the statistics described above. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-1999 static pool consists of the investments made from the time of our IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the year ended December 31, 2006:

Portfolio Statistics(1) ($ in millions):	Static Pool
	Pre-1999	1999	2000	2001	2002	2003	2004	2005	2006	Pre-1999 - 2006 Aggregate	2001 - 2006 Aggregate
Internal Rate of Return(2)	10.2%	8.7%	8.2%	21.0%	9.8%	22.8%	19.2%	21.6%	37.5%	16.8%	20.2%
Original Investments and Commitments	$380	$380	$395	$370	$944	$1,370	$2,246	$3,354	$4,099	$13,538	$12,383
Total Exits and Prepayments of Original Investments	$194	$233	$261	$268	$589	$926	$956	$908	$347	$4,682	$3,994
Total Interest, Dividends and Fees Collected	$167	$136	$104	$168	$241	$304	$369	$349	$209	$2,047	$1,640
Total Net Realized (Loss) Gain on Investments	$(27)	$(42)	$(37)	$43	$(11)	$137	$85	$30	$37	$215	$321
Current Cost of Investments	$117	$84	$135	$83	$322	$434	$1,226	$2,325	$3,053	$7,779	$7,443
Current Fair Value of Investments	$108	$63	$131	$55	$251	$477	$1,255	$2,526	$3,190	$8,056	$7,754
Net Unrealized Appreciation/(Depreciation)	$(9)	$(21)	$(4)	$(28)	$(71)	$43	$29	$201	$137	$277	$311
Non-Accruing Loans at Face	$—	$17	$—	$31	$49	$24	$5	$57	$—	$183	$166
Non-Accruing Loans at Fair Value	$—	$7	$—	$10	$13	$9	$—	$15	$—	$54	$47
Equity Interest at Fair Value(3)	$44	$10	$2	$23	$36	$187	$217	$1,362	$885	$2,766	$2,710
Debt to EBITDA(4)(5)(6)	3.0	5.8	6.1	4.2	6.0	5.4	4.7	4.5	4.8	4.8	4.8
Interest Coverage(4)(6)	2.5	1.7	1.8	2.4	1.8	1.7	2.4	2.3	2.0	2.1	2.1
Debt Service Coverage(4)(6)	1.8	1.0	1.7	1.1	1.5	1.3	1.8	1.6	1.8	1.7	1.7
Average Age of Companies(6)	43 yrs	56 yrs	22 yrs	32 yrs	38 yrs	34 yrs	36 yrs	33 yrs	30 yrs	33 yrs	33 yrs
Ownership Percentage(3)	61%	73%	1%	62%	46%	55%	23%	51%	36%	41%	41%
Average Sales(6)(7)	$143	$69	$159	$139	$75	$137	$97	$110	$166	$132	$132
Average EBITDA(6)(8)	$9	$5	$57	$14	$12	$24	$24	$28	$22	$24	$24
Average EBITDA Margin(6)(8)	6.3%	7.2%	35.8%	10.1%	16.0%	17.5%	24.7%	25.5%	13.3%	18.2%	18.2%
Total Sales(6)(7)	$508	$357	$300	$1,709	$477	$1,588	$2,970	$3,603	$6,045	$17,557	$16,392
Total EBITDA(6)(8)	$40	$27	$83	$138	$52	$223	$617	$635	$964	$2,779	$2,629
% of Senior Loans(6)(9)	47%	24%	73%	44%	66%	56%	64%	39%	57%	54%	54%
% of Loans with Lien(6)(9)	54%	43%	76%	100%	100%	98%	90%	86%	88%	88%	89%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Investments in government securities and interest rate derivative agreements are excluded.
(2)	Assumes investments are exited at current fair value.
(3)	Excludes investments in CMBS and CDOs.

(4)	These amounts do not include investments in which the American Capital owns only equity.
(5)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(6)	Excludes investments in CMBS, CDOs and ECAS.
(7)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(8)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(9)	As a percentage of American Capital’s total debt investments.

Impact of Inflation

We believe that inflation can influence the value of our investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Interest Rate Risk

Because we fund a portion of our investments with borrowings, our net increase in net assets from operations is affected by the spread between the rate at which we invest and the rate at which we borrow. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate basis swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving credit facilities and asset securitizations. However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133. See footnote 12 to our consolidated financial statements for additional information on the accounting treatment of our interest rate derivative agreements.

As a result of our use of interest rate swaps, at December 31, 2006, approximately 26% of our interest bearing assets provided fixed rate returns and approximately 74% of our interest bearing assets provided floating rate returns. Adjusted for the effect of interest rate swaps, at December 31, 2006, we had floating rate investments in debt securities, tied primarily to LIBOR, with a face amount of $3,868 million and had total borrowings outstanding of $3,534 million that have a variable rate of interest based on LIBOR or a commercial paper rate. Assuming no changes to our consolidated balance sheet at December 31, 2006, a hypothetical increase or decrease in LIBOR by 100 basis points would increase or decrease our net assets resulting from operations by $3 million, or 0.37%, over the next twelve months compared to our 2006 net increase in net assets resulting from operations.

Under our interest rate swap agreements, we generally pay a fixed rate and receive a floating interest rate based on LIBOR. We also have interest rate swaption agreements, where, if exercised, we receive a fixed rate and pay a floating rate based on LIBOR. We may enter into interest rate cap agreements that entitle us to receive an amount, if any, by which our interest payments on our variable rate debt exceed specified interest rates. For those investments contributed to the term securitizations, the interest swaps enable us to lock in the spread between the asset yield on the investments and the cost of the borrowings under the term securitizations. One-month LIBOR increased from 4.39% at December 31, 2005 to 5.33% at December 31, 2006 while the three-month LIBOR increased from 4.53% at December 31, 2005 to 5.36% at December 31, 2006.

A summary of our interest rate derivative agreements are included in our schedule of investments in the accompanying consolidated financial statements.

Foreign Currency Risks

We have a limited number of investments in portfolio companies, including ECAS, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. During the year ended December 31, 2006, the foreign currency translation adjustment recorded in our consolidated statements of operations was unrealized appreciation of $32 million, primarily as a result of the Euro appreciating against the U.S. dollar.

Portfolio Valuation

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized OID to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. For CMBS and CDO securities, we prepare a fair value analysis which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar securities, when available.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

RECENT DEVELOPMENTS

Capital Raising Activity

In March 2007, we completed a public offering of 9,000,000 shares of our common stock at a public offering price of $44.71 per share (the “Offering Price”). Of those shares, 3,000,000 were sold directly by us and an aggregate 6,000,000 shares were sold by Citigroup Global Markets Inc., Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC or certain of their respective affiliates (collectively, the “Forward Purchasers”) in connection with agreements to purchase common stock from us at a future date at the Offering Price, subject to certain adjustments (the “March 2007 Forward Sale Agreements”). In addition, we granted the underwriters a 30-day over-allotment option to purchase up to an additional 1,350,000 shares of our common stock, which the underwriters exercised in full. Upon completion of the offering (including the exercise of the over-allotment option), we received proceeds, net of the underwriters’ discount and estimated expenses, of $187 million in exchange for 4,350,000 shares of common stock. We expect to receive additional net proceeds, initially valued at $258 million, subject to certain adjustments, upon settlement of the March 2007 Forward Sale Agreements. Such settlement will occur within approximately twelve months of the date of the agreements.

In April 2007, we completed a $600 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2007-1 (“BLT 2007-1”), an indirect consolidated subsidiary, issued $351 million Class A notes, $45 million Class B notes, $81 million Class C notes, $45 million Class D notes and $78 million Class E notes (collectively, the “2007-1 Notes”). The Class A notes, Class B notes, Class C notes and $15 million of the Class D notes were sold to institutional investors and $30 million of the Class D notes and the Class E notes were retained by us. The 2007-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2007-1. Through November 2007, BLT 2007-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2007-1 Notes. After such time, principal payments on the 2007-1 Notes will generally be applied pro rata to each class of 2007-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $300 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 14 basis points, the Class B notes have an interest rate of three-month LIBOR plus 31 basis points, the Class C notes have an interest rate of three-month LIBOR plus 85 basis points and the Class D notes have an interest rate of three-month LIBOR plus 185 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of approximately $600 million. The 2007-1 Notes contain customary default provisions and mature in August 2019 unless redeemed or repaid prior to such date.

In May 2007 we obtained an unsecured revolving line of credit with a committed amount of $1.565 billion (the “New Revolving Facility”) with Wachovia, as Administrative Agent, swingline lender, issuing lender and as a lender, Branch Banking and Trust Company, as issuing lender and as a lender, Wachovia Capital Markets, LLC, as sole bookrunner and as joint lead arranger, BB&T Capital Markets as joint lead arranger, Citicorp North America, Inc., JPMorgan Chase Bank, N.A. and Credit Suisse, Cayman Islands Branch as co-documentation agents and as lenders and a syndicate of 29 additional lenders (collectively, the “Lenders”), pursuant to a Credit Agreement dated as of May 16, 2007, by and among American Capital as the borrower and the Lenders (the “Credit Agreement”).

The new credit facility replaces our existing $900 million unsecured credit facility. The New Revolving Facility may be expanded through new or additional commitments up to $1.815 billion in accordance with the terms and conditions set forth in the Credit Agreement and expires on May 16, 2012. At our option, interest on borrowings under the New Revolving Facility is charged at either (i) the applicable index rate plus the applicable percentage in effect at such time, which was 0.90% at origination or (ii) the greater of the Wachovia prime rate, and the federal funds effective rate plus ½ of 1%. The Credit Agreement contains various covenants that, among other things, require us to maintain an unsecured debt rating equal to or greater than BB, a minimum net worth, debt to equity and interest coverage and asset coverage ratios. It also includes customary default provisions, as well as the following default provisions: a cross-default on our consolidated debt of $25 million or more, a minimum net worth requirement of $3.5 billion plus seventy-five percent (75%) of any new equity and subordinated debt, and a default in the event of a change in control.

Asset Management Business Activity

In April 2007, ACAS CLO completed the issuance of a $400 million collateralized loan obligation. ACAS CLO is invested primarily in middle market and broadly syndicated senior secured loans. The bonds issued to finance these assets included Aa1/AAA/AAA through Ba2/BB/BB rated tranches, and a non-rated equity tranche. American Capital Asset Management, LLC (“ACAM”), a wholly-owned portfolio company, manages ACAS CLO in exchange for an annual management fee of 67.5 basis points and an incentive fee of 20% of the return on the non-rated tranche, subject to certain hurdles. We purchased $25.9 million of the non-rated equity tranche and $8.5 million of the Ba2/BB/BB tranche of ACAS CLO. Third party investors purchased the remaining $11.1 million of the non-rated equity tranche and the remaining $7 million of Ba2/BB/BB rated notes and all $347.5 million of the Aa1/AAA/AAA through Baa2/BBB/BBB rated notes.

In May 2007, ECAS closed on an initial public offering (“IPO”) of ordinary shares and the ordinary shares were admitted to the Official List of the U.K. Financial Services Authority and to trading on the main market of the London Stock Exchange under the ticker symbol “ECAS.” The offering comprised 12.7 million newly issued ordinary shares at a price of €9.84 per ordinary share, for gross proceeds of approximately €125 million. The 12.7 million new ordinary shares represented approximately 12% of the outstanding ordinary shares following completion of the IPO. ECAS granted the underwriters an over-allotment option to purchase up to an additional 1.9 million ordinary shares at a price of €9.84 per ordinary share that was subsequently fully exercised.

Prior to the IPO, our investment in ECAS consisted of 52.1 million participating preferred shares and warrants held by ECFS to purchase 18.75 million participating preferred shares. Prior to the IPO, ECFS exercised its warrant to purchase 18.75 million participating preferred shares for an exercise price of €9.50 per share, or €178 million ($242 million), and assigned the shares to us. As a result of the IPO, the warrant agreement was terminated, and ECFS will not receive any future warrants. Our 18.75 million participating preferred shares received upon exercise of the warrant and our existing 52.1 million participating preferred shares were redesignated as ordinary shares as part of the capital reorganization that took effect upon the closing of the IPO. Subsequent to the IPO and exercise of the underwriter’s over-allotment option, we own 70.8 million ordinary shares, or a 65% ownership, of ECAS. As of May 24, 2007, the closing price of ECAS stock was €10.90 per ordinary share.

The investment manager of ECAS is ECFS, our wholly-owned consolidated subsidiary. Due to the dilution of our ownership interest in ECAS as a result of the IPO, ECFS will no longer be considered to be providing substantially all of its services directly or indirectly to American Capital or its portfolio companies, which will result in the deconsolidation of ECFS during the quarter ended June 30, 2007. As a result of its deconsolidation for the quarter ended June 30, 2007, ECFS will then be treated as a portfolio company investment and carried at fair value on our balance sheet. The deconsolidation of ECFS will be considered a change in reporting entity and will be accounted for in accordance with FASB Statement No. 154, Accounting Changes and Error Corrections.

In addition, as part of the IPO, ECFS’ existing investment management agreement with ECAS was terminated resulting in a termination fee payment to ECFS of €10 million. In addition, ECFS’ existing services agreement with ECAS was terminated, and ECFS entered into a new investment management agreement with ECAS to provide investment advisory and management services. ECFS will receive an annual management fee equal to 2% of the weighted average monthly consolidated gross asset value of all investments of ECAS, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10% and 20% of the net earnings thereafter, and certain expense reimbursements not to exceed a cap of 0.25% per year of the weighted average monthly consolidated gross asset value of all investments of ECAS.

Dividends

On April 2, 2007, we paid a dividend of $0.89 per share to stockholders of record as of March 2, 2007 for the first quarter of 2007. On May 1, 2007, we announced a dividend of $0.91 per share for the second quarter of 2007. The second quarter dividend will be paid on July 2, 2007, to stockholders of record as of June 11, 2007.

Dividend Reinvestment Plan

In March 2007, we amended the DRIP, primarily to change the amount of the discount to the market price for reinvested dividends from a fixed rate of 5% to a fixed rate of 2% to be effective for the second quarter 2007 dividend. The amendment also changed: 1) the method for determining the market price of our common stock on a particular date from the average of the closing sales prices, to the average of the daily high and low trading prices, reported for the shares in The Wall Street Journal NASDAQ listings for the five days on which trading of shares takes place immediately prior to the dividend payment date; and 2) the notice period for future amendments to the DRIP from ninety (90) days to thirty (30) days.

Matters Approved at 2007 Annual Meeting of Stockholders

Our 2007 Annual Meeting of Stockholders was held on May 4, 2007 (“2007 Annual Meeting”). In addition to other routine matters, our stockholders voted to approve: (1) the adoption of our 2007 Stock Option Plan; (2) an amendment to our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify our Board of Directors; (3) an amendment to the Certificate of Incorporation to increase the total authorized shares of common stock from 200,000,000 to 1,000,000,000; and (4) an amendment to our Incentive Bonus Plan.

On May 11, 2007, we filed an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to implement the amendments approved by our stockholders at the 2007 Annual Meeting.

BUSINESS

American Capital Strategies, Ltd. (which is referred throughout this prospectus as “American Capital”, “We” and “Us”) is the largest BDC and a leading U.S. publicly traded alternative asset manager. We, both directly and through our global asset management business, are an investor in management and employee buyouts, private equity buyouts and early stage and mature private and public companies. Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business. Our business consists of two primary segments—our investment portfolio and our alternative asset management business.

American Capital Fund

We are a Delaware corporation, which was incorporated in 1986. On August 29, 1997, we completed an IPO of our common stock and became a non-diversified, closed end investment company and have elected to be regulated as a BDC under the 1940 Act. On October 1, 1997, we began operations so as to qualify to be taxed as a RIC as defined in Subtitle A, Chapter 1, under Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and capital gains we distribute to our stockholders.

We provide investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts and provide capital directly to early stage and mature private and small public companies. In addition, we invest in CMBS and CDO securities and invest in investment funds managed by us. We invest primarily in senior, uni-tranche and mezzanine debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Currently, we will invest up to $800 million in a single middle market transaction in North America. Our largest investment at cost as of December 31, 2006, excluding investment funds, was $247 million. Our largest investment in an investment fund at cost as of

December 31, 2006, was $654 million. As of December 31, 2006, our average investment size, at fair value, was $43 million, or 0.5% of total assets. As of December 31, 2006, our ten largest investments, at fair value, were as follows:

Investment Date	Portfolio Company	Transaction Type	Fair Value
September 2005	European Capital Limited	Direct	$751.0
September 2003	Mirion Technologies	ACAS Buyout	287.8
December 2005	Ranpak Acquisition, Inc.	ACAS Buyout	281.6
November 2006	Affordable Care Holding Corp.	ACAS Buyout	247.3
December 2006	TestAmerica Environmental Services, LLC	Mezzanine	231.0
June 2006	STB Holdings, Inc.	ACAS Buyout	202.7
February 2006	ACSAB, LLC	ACAS Buyout	158.6
September 2006	Axygen Holdings Corporation	ACAS Buyout	147.4
August 2004	SDP Consulting, Inc.	Mezzanine	136.7
May 2006	FPI Holding Corporation	ACAS Buyout	127.0

Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for growth, acquisitions or recapitalizations. From our IPO in 1997, through December 31, 2006, we invested over $3 billion in equity securities and over $10 billion in debt securities of middle market companies as well as CMBS and CDO securities, including approximately $446 million in funds committed but undrawn under credit facilities and equity commitments. Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on LIBOR, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 2006, the weighted average effective interest rate on our debt securities was 12.3%.

We will invest in the equity capital of portfolio companies that we purchase through an American Capital sponsored buyout. We also may acquire minority equity interests in the companies from which we have provided debt financing with the goal of enhancing our overall return. As of December 31, 2006, we had a fully-diluted weighted average ownership interest of 41% in our private finance portfolio companies with a total equity investment at fair value of over $2.8 billion.

We often sponsor One-Stop Buyouts™ in which we provide most if not all of the senior debt, subordinated debt and equity financing in the transaction. In certain occasions, we may initially fund all of the senior debt at closing and syndicate it to third party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to other third party lenders.

The opportunity to be repaid or exit our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction, sells its equity in a public offering or if we exercise our put rights. Since our IPO in 1997, through December 31, 2006, we have realized $635 million in gross realized gains and $420 million in gross realized losses resulting in $215 million in cumulative net gains, excluding net losses attributable to periodic interest settlements of interest rate swap agreements and taxes on net gains. We have had 164 exits and repayments of over $4.7 billion of our originally invested capital, representing 35% of our total capital committed since our IPO, earning a 17% compounded annual return on these investments from the interest, dividends and fees over the life of the investments.

As a BDC, we are required by law to make significant managerial assistance available to certain of our portfolio companies. Such assistance typically involves closely monitoring its operations, advising the portfolio company’s board on matters such as the business plan and the hiring and termination of senior management, providing financial guidance and participating on a portfolio company’s board of directors. As of December 31, 2006, we had board seats at 95 out of 188 portfolio companies and had board observation rights on 32 of our remaining portfolio companies. We also have an operations team, including ex-CEOs with significant turnaround and bankruptcy experience, which provides intensive operational and managerial assistance. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

We also invest in non-investment grade tranches of CMBS and CDO securities, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”). Non-investment grade CMBS and CDO securities have a higher risk of loss but usually provide a higher yield than do investment grade securities. Through December 31, 2006, we had made $494 million and $192 million of CMBS and CDO investments, respectively.

Public Manager of Funds of Alternative Assets

We are also a leading global alternative asset manager with $9.8 billion in assets under management as of December 31, 2006, including $2.5 billion under management of third party funds. In addition to managing our assets and providing management services to our portfolio companies, we have successfully launched our initiative to be a publicly traded alternative asset manager of additional third party funds. During 2005 and 2006, we launched our first three alternative asset funds in addition to American Capital—ECAS, ACE I and ACAS CLO. We manage these funds either through consolidated operating subsidiaries or wholly-owned portfolio companies. We refer to the asset management business throughout this report to include both the asset management conducted by both our consolidated operating subsidiaries and our wholly-owned asset management portfolio companies.

Through our asset management business, we earn base management fees based on the size of our funds and incentive income based on the performance of our funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our principal investments in those funds. We intend to grow our existing funds, while continuing to create innovative products to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns.

We expect to continue to develop our asset management business as a publicly traded manager of funds of alternative assets. Our corporate development team and marketing department conduct market research and due diligence to identify industry and geographic sectors of alternative assets that have attractive investment attributes and where we can create an alternative asset fund with attractive return prospects. In addition to alternative asset funds focused on a specific industry or geographic location, we will also identify potential alternative asset funds that will investment in a specific security type such as first lien debt, second lien debt, real estate loans or equity securities. As particular funds are selected, we hire investment professionals with experience in the proposed asset class for the alternative asset fund. We may make initial investments directly in the assets of a proposed alternative asset fund. Those assets may either be sold or contributed to the proposed alternative asset fund upon formation of the fund. It is expected that separate alternative asset funds would then be established, which would raise capital, a portion of which could be funded by us. We would expect to enter into asset management agreements with the alternative asset fund either by a wholly-owned consolidated operating subsidiary or a wholly-owned portfolio company. The following additional alternative asset funds are in various stages of development as of December 31, 2006:

•	American Capital Real Estate

•	European Capital Equity I

•	American Capital Equity II

•	American Capital Financial

•	American Capital Special Situations

•	American Capital Energy

•	American Capital Technology

We expect to continue developing the alternative asset funds listed above in 2007 and 2008. We also have identified other alternative asset funds to develop that we will begin the early stages of development in 2007.

We have established an extensive referral network comprising investment bankers, private equity and mezzanine funds, commercial bankers and business and financial brokers. We have a marketing department dedicated to maintaining contact with members of the referral network and receiving opportunities for us to consider. Our marketing department has developed an extensive proprietary database of reported middle market transactions. Based on the data we have gathered, we believe that the middle market is highly fragmented and we are the leader in the market with a 3% market share. According to our data, no other competitor had more than a 2% market share. Based on our data, more than two hundred firms did not close a transaction during 2006 and approximately 45% of the transactions that closed were closed by firms that only completed one or two transactions during 2006. Our marketing department and our various offices received information concerning several thousand transactions for consideration. Most of those transactions did not meet our criteria for initial consideration, but the opportunities that met those criteria were directed to our principals for further review and consideration. We have also developed an internet web site that provides an efficient tool to businesses for learning about us and our capabilities.

Corporate Information

Our executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 and our telephone number is (301) 951-6122. In addition to our executive offices, we maintain offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Palo Alto, London and Paris.

Our corporate web site is located at www.AmericanCapital.com. We make available free of charge on our web site our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

Lending and Investment Decision Criteria

We review certain criteria in order to make investment decisions. The list below represents a general overview of the criteria we have used in making our lending and investment decisions. Not all criteria are required to be favorable in order for us to make an investment. Follow-on investments for growth, acquisitions or recapitalizations are based on the same general criteria. Follow-on investments in distress situations are based on the same general criteria but are also evaluated on the potential to preserve prior investments.

Operating History. We generally focus on middle market companies that have been in business over 10 years and have an attractive operating history, including generating positive cash flow. We generally target companies with significant market share in their products or services relative to their competitors. In addition, we consider factors such as customer concentration, performance during recessionary periods, competitive environment and ability to sustain margins. As of December 31, 2006, our current portfolio companies had an average age of 33 years with 2006 average sales of $132 million and 2006 average adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $24 million.

Growth. We consider a target company’s ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by us.

Liquidation Value of Assets. Although we do not operate as an asset-based lender, liquidation value of the assets collateralizing our loans is a factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as brand recognition, market reputation, customer lists, networks, databases and recurring revenue streams.

Experienced Management Team. We consider the quality of senior management to be extremely important to the long-term performance of most companies. Therefore, we consider it important that senior management be experienced and properly incentivized through meaningful ownership interest in the company.

Exit Strategy. Most of our investments consist of securities acquired directly from their issuers in private transactions. Generally, there are not public markets on which these securities are traded, thus limiting their liquidity. Therefore, we consider it important that a prospective portfolio company have at least one or several methods in which our financing can be repaid and our equity interest purchased. These methods would typically include the sale or refinancing of the business or the ability to generate sufficient cash flow to repurchase our equity securities and repay our debt securities.

CMBS and CDO Criteria. We receive extensive underwriting information regarding the mortgage loans and other securities comprising a CMBS or CDO pool from the issuer. We then work with the issuer, the investment bank, and the rating agencies to underwrite the collateral securing our investment. For instance, when we re-underwrite the underlying commercial mortgage loans securing a CMBS transaction, we visit the underlying property, analyze the estimate of cash flow and debt service coverage, assess the collateral value and loan-to-value ratios, and review the loan documents and third party reports such as appraisals and environmental reports. We study the local real estate market trends and form an opinion as to whether the loan as originally underwritten by the issuer is sound. Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool.

American Capital Investment Portfolio

We generally invest in domestic, privately-held middle market companies; however, we also invest in portfolio companies that have securities registered under the Securities Act or in securities of foreign issuers. Also, an existing portfolio company may undergo a public offering and register its securities under the Securities Act, subsequent to our initial investment. Our investments in middle market companies are generally in senior and subordinated debt and in preferred and common equity securities. We also invest in unrated bonds and equity tranches of CMBS and CDO securities. We maintain a diversified investment portfolio, investing in a broad range of industries as well as limiting the amount of our investment concentration in any one portfolio company. As of December 31, 2006, we had investments in 188 portfolio companies.

The composition summaries of our investment portfolio as of December 31, 2006 and 2005 at cost and fair value as a percentage of total investments, excluding derivative agreements, are shown in the following table:

	December 31, 2006	December 31, 2005
COST
Senior debt	32.8%	29.3%
Subordinated debt	28.2%	36.9%
Preferred equity	15.1%	17.1%
Common equity	12.5%	9.7%
CMBS & CDO securities	8.5%	2.2%
Equity warrants	2.9%	4.8%

	December 31, 2006	December 31, 2005
FAIR VALUE
Senior debt	31.1%	29.5%
Subordinated debt	26.3%	35.2%
Preferred equity	15.2%	15.2%
Common equity	15.1%	12.0%
CMBS & CDO securities	8.3%	2.3%
Equity warrants	4.0%	5.8%

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding derivative agreements:

	December 31, 2006	December 31, 2005
COST
Commercial Services & Supplies	14.3%	12.9%
Diversified Financial Services	13.2%	6.5%
Real Estate	6.6%	1.6%
Healthcare Providers & Services	6.1%	2.1%
Food Products	5.8%	6.0%
Healthcare Equipment & Supplies	4.7%	3.8%
Electrical Equipment	4.2%	7.4%
Diversified Consumer Services	4.0%	—
Construction & Engineering	3.9%	3.7%
Containers & Packaging	3.8%	7.2%
Auto Components	3.8%	5.0%
Household Durables	3.7%	1.7%
Leisure Equipment & Products	3.1%	6.1%
Building Products	2.8%	6.1%
Internet & Catalog Retail	2.8%	2.1%
IT Services	1.7%	2.5%
Software	1.6%	2.5%
Pharmaceuticals	1.5%	—
Energy Equipment & Services	1.5%	0.4%
Oil, Gas & Consumable Fuels	1.5%	—
Textiles, Apparel & Luxury Goods	1.2%	2.9%
Computers & Peripherals	1.2%	2.1%
Personal Products	1.2%	1.8%
Electronic Equipment & Instruments	0.8%	3.1%

	December 31, 2006	December 31, 2005
Construction Materials	0.8%	1.5%
Road & Rail	0.7%	1.7%
Distributors	0.6%	1.0%
Machinery	0.5%	3.2%
Diversified Telecommunication Services	0.5%	—
Chemicals	0.4%	2.5%
Household Products	0.4%	0.7%
Media	0.4%	0.5%
Aerospace & Defense	0.1%	1.1%
Other	0.6%	0.3%

	December 31, 2006	December 31, 2005
FAIR VALUE
Commercial Services & Supplies	14.6%	14.4%
Diversified Financial Services	14.3%	6.5%
Real Estate	6.4%	1.6%
Healthcare Providers & Services	6.0%	1.9%
Food Products	5.2%	5.4%
Electrical Equipment	5.0%	7.3%
Healthcare Equipment & Supplies	4.9%	4.0%
Diversified Consumer Services	4.1%	—
Containers & Packaging	4.0%	7.2%
Construction & Engineering	3.8%	3.8%
Auto Components	3.6%	5.5%
Household Durables	3.0%	1.7%
Building Products	2.7%	5.7%
Internet & Catalog Retail	2.7%	2.1%
Oil, Gas & Consumable Fuels	2.7%	—
Leisure Equipment & Products	2.5%	5.7%
Energy Equipment & Services	1.8%	0.4%
IT Services	1.7%	2.6%
Software	1.6%	2.5%
Computers & Peripherals	1.4%	1.8%
Pharmaceuticals	1.3%	—
Textiles, Apparel & Luxury Goods	0.9%	3.1%
Electronic Equipment & Instruments	0.8%	3.8%
Distributors	0.6%	1.0%
Diversified Telecommunication Services	0.6%	—
Personal Products	0.5%	1.0%
Road & Rail	0.4%	1.4%
Construction Materials	0.4%	1.4%
Machinery	0.4%	2.5%
Media	0.4%	0.5%
Aerospace & Defense	0.4%	1.1%
Household Products	0.3%	0.8%
Chemicals	0.2%	2.7%
Other	0.8%	0.6%

The following table shows the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding CDOs, CMBS and derivative agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2006	December 31, 2005
COST
Southwest	25.3%	22.7%
Southeast	18.1%	14.9%
Mid-Atlantic	17.3%	21.2%
International	11.0%	7.9%
Northeast	10.9%	13.3%
South-Central	9.6%	6.0%
North-Central	7.1%	13.2%
Northwest	0.7%	0.8%

	December 31, 2006	December 31, 2005
FAIR VALUE
Southwest	24.2%	21.6%
Mid-Atlantic	17.8%	22.6%
Southeast	17.4%	14.7%
International	11.7%	7.3%
South-Central	10.7%	5.2%
Northeast	10.2%	13.1%
North-Central	7.4%	14.7%
Northwest	0.6%	0.8%

The following table summarizes our unrealized appreciation, depreciation, gains and losses on our investments for the year ended December 31, 2006 and for the period from our IPO of August 29, 1997 through December 31, 2006 (in millions):

	Year Ended December 31, 2006	For period from IPO through December 31, 2006
Gross unrealized appreciation of portfolio company investments	$785	$620
Gross unrealized depreciation of portfolio company investments	(381)	(377)

Subtotal	404	243
Net realized gains of portfolio company investments	175	215
Reversal of prior period net unrealized appreciation upon a realization	(128)	—

Subtotal	451	458
Net unrealized (depreciation) appreciation of interest rate derivatives	(11)	5
Net unrealized appreciation for foreign currency translation	32	32
Net realized gain (loss) of interest rate derivatives	15	(12)
Taxes on realized gains	(17)	(17)

Total net gain on investments	$470	$466

Assets under Management Investment Portfolio

We are a leading global alternative asset manager. Currently, through our asset management business, we will invest up to $800 million in a single middle market transaction in North America and up to €400 million in Europe. As of December 31, 2006 and 2005, our assets at fair value under management were as follows (in millions):

	December 31, 2006	December 31, 2005
American Capital Strategies, Ltd. (1)	$7,305	$4,923
European Capital Limited (ECAS)	1,423	213
American Capital Equity I, LLC	803	—
ACAS CLO 2007-1, Ltd.	268	—

Total	$9,799	$5,136

(1)	Excludes our 2006 and 2005 investment in ECAS of $751 million and $178 million, respectively.

During 2005, we launched our first alternative asset fund in addition to American Capital—ECAS, a company incorporated in Guernsey. ECAS is a private equity fund that invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. ECAS has €750 million of equity commitments that were fully funded as of December 31, 2006 and has a €900 million multi-currency revolving secured credit facility. We provided €521 million of the equity commitments and third party institutional investors provided the €229 million of remaining equity commitments.

Our wholly-owned consolidated operating subsidiary, ECFS, manages ECAS for a management fee equal to 1.25% of the greater of ECAS’ weighted average gross assets or €750 million. In addition, ECAS reimburses ECFS for all costs and expenses incurred by ECFS during the term of the agreement. Also pursuant to the investment management agreement, ECFS received 18.75 million warrants to purchase preferred shares of ECAS representing 20% of ECAS’ preferred shares on a fully-diluted basis. The initial exercise price of the warrants is €10 per share, which is the same per share price that the original investors purchased their preferred shares in the initial offering. The per share exercise price on the warrants has been reduced by dividends declared on the preferred shares and will be reduced to reflect the amount of any future dividends on the preferred shares. In the event that ECAS issues additional preferred shares, ECFS will receive additional warrants to purchase preferred shares in ECAS so that at all times the warrants issued to ECFS as manager are not less than 20% of ECAS’ preferred shares on a fully-diluted basis. In the event that ECAS undertakes an initial public offering and legal requirements effectively prevent ECAS from being able to issue additional warrants to ECFS, then ECAS will pay ECFS an incentive management fee in cash. The incentive management fee would be subject to a cumulative hurdle rate of 2% per quarter of ECAS’ pre-incentive fee net income as a return on quarterly average net asset value, determined on a cumulative basis through the end of quarter. The incentive management fee, if any, would be earned and payable as follows: (i) no incentive management fee in any calendar quarter in which ECAS’ pre-incentive fee net income does not exceed the cumulative hurdle rate or (ii) 100% of the amount of ECAS’ pre-incentive management fee net income, if any, that exceeds the cumulative hurdle rate but is less than 2.5% per quarter, plus 20% of the amount of ECAS’ pre-incentive fee net income, if any, that is equal to or exceeds 2.5%.

As of December 31, 2006, ECAS has made forty investments totaling approximately $1.8 billion. As of December 31, 2006, ECFS has opened offices in London and Paris and hired staff of 54 investment professionals and support personnel. As noted in the “Recent Developments” section herein, ECAS completed an IPO in May 2007.

ACE I is a newly established private equity fund with $1 billion of equity commitments. On October 1, 2006, we entered into a purchase and sale agreement with ACE I for the sale of approximately 30% of our equity investments (other than warrants issued with debt investments) in 96 portfolio companies for $671 million. ACE I will co-invest with us in an amount equal to 30% of our future equity investments until the $329 million remaining commitment is exhausted. As of December 31, 2006, ACE I had $243 million of unfunded equity commitments outstanding. American Capital Equity Management, LLC (“ACEM”), a wholly-owned portfolio company, manages ACE I in exchange for a 2% annual management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles. Subsequent to its initial purchase of $671 million of investments from us, ACE I made investments totaling $86 million through December 31, 2006.

ACAS CLO is a fund that was in a ramp-up stage as of December 31, 2006, that invests in middle market senior loans. ACAM, a wholly-owned portfolio company, was the manager of ACAS CLO during the ramp-up stage. The fees earned by ACAM during the ramp-up stage were not significant. As noted in the “Recent Developments” section herein, we completed a securitization of ACAS CLO in April 2007.

We consolidate a controlled company that manages a fund if it is determined that all or substantially all of the services being provided to the fund are also being indirectly provided to us through our ownership interest in the fund. We do not consolidate a controlled company that manages a fund if it does not provide all or substantially all of its services directly or indirectly to us. If we have wholly-owned management portfolio companies, we would expect that these portfolio companies would pay dividends to us each quarter to the extent of their earnings, if any. Our wholly-owned management portfolio companies do not have employees. Our employees provide the services to these wholly-owned management portfolio companies to enable them to carry out their asset management responsibilities in return for a fee based on the cost of the services provided.

The following table sets forth certain information with respect to our funds under management as of December 31, 2006.

	American Capital	ECAS	ACE I	ACAS CLO
Fund type	Public Alternative Asset Manager and Fund	Private Fund	Private Fund	Private Fund

Established	1986	2005	2006	2006

Assets under management	$7.3 Billion(1)	$1.4 Billion	$0.8 Billion	$0.3 Billion

Investment types	Senior & Subordinated Debt, Equity, CMBS and CDO	Senior & Subordinated Debt and Equity	Equity	Senior Debt

Capital type	Permanent	Permanent	Finite Life	Finite Life

(1)	Excludes our investment in ECAS of $751 million.

Operations

Marketing, Origination and Approval Process: To source buyout and financing opportunities, we have a dedicated marketing department, which targets an extensive referral network comprised of investment banks, private equity and mezzanine funds, commercial banks, and business and financial brokers. Our marketing department developed and maintains an extensive proprietary database of reported middle market transactions, which enables us to monitor and evaluate the middle market investing environment. Our financial professionals review thousands of financing memorandums and private placement memorandums sourced from this extensive referral network in search of potential buyout or financing opportunities. Those that pass an initial screen are then evaluated by a team led by one of our financial principals. The financial principal and his or her team, with the assistance from FACT and our operations team, along with the oversight of our investment committee, are responsible for structuring, negotiating, pricing and closing the transaction.

As of December 31, 2006, we have a group of 267 professionals actively engaged in the origination and approval process of our investing activities, including our 182-member investment team (“Investment Team”), our 25-member operations team (“Operations Team”) and our 60-member FACT group. Our Operations Team assists in initial operational due diligence in addition to providing managerial assistance to portfolio companies, particularly those that are underperforming. FACT is our team of certified public accountants and valuation and accounting professionals, who assist in initial accounting due diligence of prospective portfolio companies, portfolio monitoring and quarterly valuations of our portfolio assets. Our Investment Team along with our Operations Team and FACT conduct extensive due diligence of each target company that passes the initial screening process. This includes one or more on-site visits, a review of the target company’s historical and prospective financial information, identifying and confirming pro-forma financial adjustments, interviews with and assessments of management, employees, customers and vendors, review of the adequacy of the target company’s systems, background investigations of senior management and research on the target company’s products, services and industry. We often engage professionals such as environmental consulting firms, accounting firms, law firms, risk management companies and management consulting firms with relevant industry expertise to perform elements of the due diligence.

Upon completion of our due diligence, our Investment Team, FACT and Operations Team as well as any consulting firms prepare and present an extensive investment committee report containing the due diligence information to our investment committee for review. Our investment committee, which includes various of our senior officers depending on the nature of the proposed investment, generally must approve each investment. Investments exceeding a certain size or meeting certain other criteria must also be approved by our Board of Directors. Our investment committee is supported by a dedicated staff that focuses on the due diligence and other research done with regard to each proposed investment.

Portfolio Management: In addition to the extensive due diligence at the time of the original investment decision, we seek to preserve and enhance the performance of our portfolio companies under management through our active involvement with the portfolio companies. Also, as a BDC, we are required by law to offer significant managerial assistance to certain of our portfolio companies. This generally includes attendance at portfolio company board meetings, management consultation and monitoring of the financial performance including covenant compliance. The management of our portfolio is primarily handled by our executive officers. Our executive officers are responsible for the day-to-day management of our portfolio, and, with the oversight of our Board of Directors, are primarily responsible for investment decisions. Information regarding the business experiences of our executive officers is contained under the caption “Management—Executive Officers and Directors,” and the SAI pages provide additional information about the executive officers’ compensation and their ownership of our securities. Because our executive officers provide portfolio management of this type only to us, there are no other accounts managed by them and no conflicts of interest with respect to their management of other accounts or investment vehicles. In addition, our Investment Team and FACT regularly review portfolio company monthly financial statements to assess performance and trends, periodically conduct on-site financial and operational reviews and evaluate industry and economic issues that may affect the portfolio company.

Operations Team: The Operations Team is led by a managing director and includes seasoned ex-senior managers with extensive operational experience and accounting and financial professionals, who generally work with our portfolio companies that are under performing. Portfolio companies that are performing below plan generally require more extensive assistance with enhancing their business plans, marketing strategies, product positioning, evaluating cost structures and recruiting management personnel. The Operations Team works closely with the portfolio company and, in certain instances, members of the Operations Team will assist the portfolio company with day-to-day operations.

Finance and Treasury Group: Our Finance and Treasury Group, which had 39 employees as of December 31, 2006, is principally responsible for raising debt and equity capital to fund our investments. Through December 31, 2006, we had completed 24 follow-on equity offerings since our IPO. With regard to debt financing, this group had primary responsibility for initiating and administering our eight term debt securitizations of loan and debt investments and our various other revolving and term debt facilities. In addition, our Finance and Treasury Group is responsible for investor relations and financial planning and budgeting.

Syndications Team: Our six-person Syndications Team is responsible for arranging syndications of senior debt of our portfolio companies either at closing or subsequent to the closing of a senior financing transaction. They perform a variety of functions relating to the marketing and completing of such transactions.

Financial Accounting and Reporting Staff: Our Financial and Reporting Staff, which had 50 employees as of December 31, 2006, is responsible for the accounting of our financial performance, including financial reporting to our stockholders and regulatory bodies. Among its tasks are loan and investment accounting and billing, accounts payable, tax compliance and controller functions.

Legal, Compliance and Internal Audit Staffs: Our Legal Department provides extensive legal support to our capital raising and investing activities, is involved in our stockholder and regulatory reporting and manages the outside law firms that provide transactional, litigation and regulatory services to us. We also have an internal audit function, which reports directly to the Audit and Compliance Committee of our Board of Directors. In addition, as required by the SEC, we have appointed a chief compliance officer, who is responsible for administering our code of ethics and conduct and our legal compliance activities. As of December 31, 2006, a total of 26 employees worked on these staffs.

Human Resource Department: Our Human Resources Department, which had 20 employees as of December 31, 2006, assists in recruiting, hiring, reviewing and establishing and administering compensation programs for our employees. In addition, the Human Resources Department is available to the Investment Team and the Operations Group to assist with executive management and other human resources issues at portfolio companies.

Information Technology Department: Our Information Technology Department, which had 28 employees as of December 31, 2006, assists in implementing and maintaining communication and technological resources for our operations.

Corporate Development Staff: Our Corporate Development Staff is responsible for researching and developing acquisition opportunities and new business initiatives, including developing new alternative asset funds.

Portfolio Valuation

FACT, with the assistance of our Investment Team, and subject to the oversight of senior management and the Audit and Compliance Committee, prepares a quarterly valuation of each of our portfolio company investments. Our Board of Directors approves our portfolio valuations as required by the 1940 Act. We have also engaged the independent financial advisory firm of Houlihan Lokey Howard & Zukin Financial Advisory, Inc. to assist in this process by reviewing each quarter a selection of our portfolio companies and to report their conclusions to the Audit and Compliance Committee. Annually, Houlihan Lokey reviews all of the portfolio companies that have been portfolio companies for at least one year and that have a fair value in excess of $10 million. For more information regarding our portfolio valuation policies and procedures, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies.”

Competition

We compete with hundreds of private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies and commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than we do. Our competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Employees

As of December 31, 2006, we had 484 employees. We believe that our relations with our employees are excellent.

Business Development Company Requirements

Qualifying Assets

As a BDC, we may not acquire any asset other than qualifying assets, as defined by the 1940 Act (“qualifying assets”), unless, at the time the acquisition is made, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are the following:

(i)	securities purchased in transactions not involving any public offering from:

a)	an issuer that (i) is organized and has its principal place of business in the United States, (ii) is not an investment company other than a small business investment company wholly owned by the business development company, and (iii) does not have any class of securities listed on a national securities exchange; or

b)	an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer’s outstanding voting securities;

(ii)	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

(iii)	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of our outstanding voting securities.

Since we made our BDC election, we have not made any substantial change in our structure or in the nature of our business.

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or generally offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We offer to provide significant managerial assistance to each of our portfolio companies.

Temporary Investments

Pending investment in other types of qualifying assets, we may invest our otherwise uninvested cash in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments, referred to as temporary investments, so that at least 70% of our assets are qualifying assets. Typically, we invest in U.S. treasury bills. Additionally, we may invest in repurchase obligations of a “primary dealer” in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of our Board of Directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor’s money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. We require the continual maintenance by our custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller’s bankruptcy could delay or prevent a sale of the underlying securities.

Leverage

For the purpose of making investments and to take advantage of favorable interest rates, we have issued, and intend to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue senior debt securities and preferred stock, together defined as senior securities in the 1940 Act, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage.

Although we have no current intention to do so, we have retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes. As of December 31, 2006, our asset coverage was 211%.

Regulated Investment Company Requirements

We operate so as to qualify as a RIC under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to our stockholders. Taxable income generally differs from net income as defined by generally accepted accounting principles due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation.

Generally, in order to maintain our status as a RIC, we must: a) continue to qualify as a BDC; b) distribute to our stockholders in a timely manner, at least 90% of our investment company taxable income, as defined by the Code; c) derive in each taxable year at least 90% of our gross investment company income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities as defined by the Code; and d) meet investment diversification requirements. The diversification requirements generally require us at the end of each quarter of the taxable year to have (i) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of our assets and 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

In addition, with respect to each calendar year, if we distribute or have treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of our capital gain net income for each one-year period ending on October 31, and distribute 98% of our investment company net ordinary income for such calendar year (as well as any ordinary income not distributed in prior years), we will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs. We may elect to not distribute all of our investment company taxable income and pay the excise tax on the undistributed amount.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distribution to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income.

Our wholly-owned consolidated subsidiaries, ACFS and ECFS, are corporations subject to corporate level federal, state or other local income tax in their respective tax jurisdictions.

Investment Objectives

Our primary business objectives as a BDC are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. Our investment objectives provide that:

•

We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC) if after giving effect to such acquisition the value of our qualifying assets amounts to less than 70% of the value of our total assets. For a summary definition of qualifying assets, see “Business Development Company Requirements.” We believe most of the securities we will acquire (provided that we control, or through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets. Securities of public companies, other than OTC and pink sheet stocks, on the other hand, are generally not qualifying assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were qualifying assets.

•

We may invest up to 100% of our assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may invest up to 50% of our assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. We will not concentrate our investments in any particular industry or group of industries. Therefore, we will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of our total assets consists of securities of companies in the same industry.

•

We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, we may issue senior securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of senior securities.

•

We will not (a) act as an underwriter of securities of other issuers (except to the extent that we may (i) be deemed an “underwriter” of securities purchased by us that must be registered under the Securities Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by stockholders of us in connection with offerings of securities by companies in which we are a stockholder); (b) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (c) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (d) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (e) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (f) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company (as defined in the 1940 Act), except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies it should be noted that such investments may subject our stockholders to additional expenses.

The percentage restrictions set forth above, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

The above investment objectives have been set by our Board of Directors and do not require stockholder consent to be changed.

Investment Advisor

We have no investment advisor and are internally managed by our executive officers under the supervision of our Board of Directors.

Legal Proceedings

Neither we, nor any of our consolidated subsidiaries, are currently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or any consolidated subsidiary, other than routine litigation and administrative proceedings arising in the ordinary course of business. Such proceedings are not expected to have a material adverse effect on our business, financial condition, or results of operations.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The “–” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. Ernst & Young LLP’s report on the senior securities table as of December 31, 2006, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit (b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit (d)
	(in millions)
Asset Securitizations
1997	$0	$0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	87	4	—	N/A
2001	103	4	—	N/A
2002	364	2	—	N/A
2003	724	2	—	N/A
2004	742	2	—	N/A
2005	1,233	2	—	N/A
2006	1,676	2	—	N/A

Revolving Debt-Funding Facilities
1997	$0	$0	—	N/A
1998	30	2	—	N/A
1999	79	5	—	N/A
2000	68	4	—	N/A
2001	148	4	—	N/A
2002	256	2	—	N/A
2003	116	2	—	N/A
2004	623	2	—	N/A
2005	755	2	—	N/A
2006	1,562	2	—	N/A

Unsecured Notes
1997	$0	$0	—	N/A
1998	5	2	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	167	2	—	N/A
2005	368	2	—	N/A
2006	392	2	—	N/A

Other Short-term Secured Financing
1997	$0	$0	—	N/A
1998	81	2	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	29	2	—	N/A
2005	110	2	—	N/A
2006	296	2	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(d)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

(Dollars in millions)

The following table sets forth certain information as of December 31, 2006, regarding each portfolio company in which we currently have a debt or equity investment. All such debt and equity investments have been made in accordance with our investment policies and procedures.

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
ACAS Equity Holdings Corp. 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Common Units	700		$19.4	$22.8
ACAS Wachovia Investments, L.P. 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Partnership Interest	90%		22.4	21.3
ACSAB, LLC 4311 Oak Lawn Avenue, Suite 650 Dallas, TX 75219	Oil, Gas & Consumable Fuels	Subordinated Debt Convertible Preferred Membership Units	30,328	$31.0	30.4 29.4	30.4 128.2

					59.8	158.6
Aeriform Corporation 8350 Mosley Rd Houston, TX 77075	Chemicals	Subordinated Debt		7.2	6.1	2.7
Aerus, LLC 2300 Windy Ridge Parkway Suite 900 Atlanta, GA 30339	Household Durables	Common Membership Warrants	250,000	—	0.2	—
Affordable Care Holding Corp. 4990 Highway 70 West Kinston, NC 28504	Health Care Providers & Services	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock	84,952 21,238,000	92.1 51.2	90.7 50.4 85.0 21.2	90.7 50.4 85.0 21.2

					247.3	247.3
A.H. Harris & Sons, Inc. 367 Alumni Road P.O.Box 311058 Newington, CT 06131	Distributors	Common Stock Warrants	2,004		0.5	5.0
Algoma Holding Company 1001 Perry Street Algoma, WI 54201	Building Products	Subordinated Debt Convertible Preferred Stock	28,000	7.7	7.6 2.8	7.6 8.8

					10.4	16.4
American Capital Equity Management, LLC 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Common Membership	100%		16.0	36.0
American Driveline Systems, Inc. 201 Gibraltar Rd Suite 150 Horsham, PA 19044	Commercial Services & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	484,334 154,515 244,205	5.3 40.5	5.3 39.8 31.2 13.0 20.9	5.3 39.8 31.2 17.6 27.8

					110.2	121.7

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
Ares VIII CLO, Ltd. 280 Park Avenue New York, NY 10017	Diversified Financial Services	Preference Shares	5,000		4.1	4.6
Aspect Software 90 Hudson Street Mailstop: JCY05-0199 Jersey City, NJ 07302	IT Services	Senior Debt		20.0	19.8	19.8
Astrodyne Corporation 300 Myles Standish Blvd. Taunton, MA 02780	Electrical Equipment	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock	1 386,894	6.5 11.0	6.4 10.9 — 7.8	6.4 10.9 — 8.9

					25.1	26.2
Auxi Health, Inc. 4200 Commerce Court Suite 102 Isle, IL 60532	Health Care Providers & Services	Senior Debt Subordinated Debt Subordinated Debt Convertible Preferred Stock	9,310,910	5.3 15.1 6.1	5.3 5.8 7.3 1.9	5.3 5.8 5.9 —

					20.3	17.0
Avanti Park Place LLC C/O Comidor Property Services 1702 E. Highland Avenue, Suite 210 Suite 202 Phoenix, AZ 85016	Real Estate	Senior Debt		6.5	6.5	6.5
Axygen Holdings Corporation 33210 Central Avenue Union City, CA 94587	Health Care Equipment & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock Common Stock Warrants	246,400 58,520 3,080 246,400	8.0 58.5	7.9 57.6 43.2 15.4 0.3 23.0	7.9 57.6 43.2 15.4 0.3 23.0

					147.4	147.4
Babson CLO Ltd. 2006-II 201 South College Street, Suite 2400 Charlotte, NC 28244	Diversified Financial Services	Income Notes	15,000		14.4	14.4
Banc of America Commercial Mortgage Trust 2006-3 Wells Fargo Bank, NA (as Trustee) Columbia, MD 21045	Real Estate	Commercial Mortgage Pass-Through Certificates		55.5	30.2	30.8
Banc of America Commercial Mortgage Trust 2006-4 Wells Fargo Bank, NA (as Trustee) Columbia, MD 21045	Real Estate	Commercial Mortgage Pass-Through Certificates		13.4	10.9	11.0
BarrierSafe Solutions International, Inc. 2301 Robb Drive Reno, NV 89523	Commercial Services & Supplies	Senior Debt Subordinated Debt		13.7 53.6	13.6 53.1	13.6 53.1

					66.7	66.7
Barton Cotton Holding Corporation 1405 Parker Road Baltimore, MD 21227	Commercial Services & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock Warrants	33,936 80,640 150,827	39.4 29.3	38.7 28.8 20.1 8.1 15.1	38.7 28.8 20.1 8.1 7.5

					110.8	103.2

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
BBB Industries, LLC 14A Section B Brookley Industrial Complex Mobile, AL 36615	Auto Components	Senior Debt		99.9	98.4	98.4
Beacon Hospice, Inc. 529 Main Street Suite 1M7 Charleston, MA 48707	Health Care Providers & Services	Subordinated Debt		10.5	10.4	10.4
Berry-Hill Galleries, Inc. 11 East 70th Street Ner York, NY 10021	Distributors	Senior Debt		20.2	20.0	20.0
BLI Partners, LLC 20465 East Walnut Drive North Walnut, CA 91789-2819	Personal Products	Common Membership	0%		17.3	—
BPWest, Inc. Anchor Drilling Flids USA, Inc 507 S. Main Street, Suite 700 Tulsa, OK 74103	Energy Equipment & Services	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock	6,203 620,362	8.0 8.2	7.9 8.1 6.6 —	7.9 8.1 6.2 21.1

					22.6	43.3
Breeze Industrial Products Corporation 3582 Tunnelton Road Saltsburg, PA 15681	Auto Components	Senior Debt Subordinated Debt		19.0 33.4	18.7 33.0	18.7 33.0

					51.7	51.7
Bridgeport International, LLC P.O. Box 22 Hastings Road Leicester, LE5 OFJ United Kingdom	Machinery	Common membership units	100		2.6	—
Bushnell Performance Optics 9200 Cody Overland Park, KS 66214	Leisure Equipment & Products	Subordinated Debt		118.6	117.1	117.1
Butler Animal Health Supply, LLC 5600 Blazer Parkway Dublin, OH 43017	Health Care Providers & Services	Subordinated Debt		5.5	5.5	5.5
Capital.com, Inc. Two Bethesda Metro Center Bethesda, MD 20814	Diversified Financial Services	Common Stock	8,500,100		1.5	0.4
CCCI Holdings, Inc. 13809 Research Boulevard Suite 785 Austin, TX 78750	Diversified Consumer Services	Senior Debt Convertible Preferred Stock	876,269	75.0	73.8 5.7	73.8 5.7

					79.5	79.5
Cent CDO 12 Limited 100 N. Sepulveda Blvd.; Suite 650 El Segundo, CA 90245	Diversified Financial Services	Income Notes	26,355,270		23.8	23.8
CH Holding Corp. 111 Kayaker Way Easley, SC 29642	Leisure Equipment & Products	Senior Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock	20,837 665,000 1	14.0	13.8 40.9 — —	13.8 8.0 — —

					54.7	21.8

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
CIBT Global Inc. 8280 Greensboro Drive, Suite 500 McLean, VA 22102	Commercial Services & Supplies	Senior Debt		65.9	64.8	64.8
Citigroup Commercial Mortgage Securities Trust 2006-C5 135 S. LaSalle Street, Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		11.7	9.5	9.5
CL Holding Inc. 6303 Dry Creek Parkway Longmont, CO 80503	Textiles, Apparel & Luxury Goods	Subordinated Debt Redeemable Preferred Stock Common Stock Preferred Stock Warrants Common Stock Warrants	8,295 8,295 1,095 197,322	16.6	15.2 0.3 — — 5.4	15.2 0.3 — — 1.4

					20.9	16.9
Clifford Sheffield, LLC 3985 Medina Road Suite 100 Medina, OH 44256	Real Estate	Senior Debt		1.7	1.2	1.2
Coghead, Inc. 955 Charter Street Redwood, CA 94063	Internet Software & Services	Convertible Preferred Stock	6,591,750		3.2	3.2
CoLTs 2005-1 Ltd. P.O. Box 908 GT Walker House Mary Street George Town, Grand Cayman	Diversified Financial Services	Preference Shares	360		6.6	7.8
CoLTs 2005-2 Ltd. P.O. Box 908 GT Walker House Mary Street George Town, Grand Cayman	Diversified Financial Services	Preference Shares	34,170,000		33.1	32.4
Compusearch Holdings Company, Inc. 22685 Holiday Park Drive, Suite 40 Dulles, VA 20166	Software	Subordinated Debt Convertible Preferred Stock	28,027	12.5	12.3 1.1	12.3 1.1

					13.4	13.4
Consolidated Utility Services, Inc. 231 Woodlawn Heights Road Chatham, VA 24531	Commercial Services & Supplies	Subordinated Debt Redeemable Preferred Stock Common Stock	2,537,500 41,234	6.9	6.8 3.0 —	6.8 3.0 6.6

					9.8	16.4
Corrpro Companies, Inc. 1090 Enterprise Drive Medina, OH 44256-1328	Construction & Engineering	Subordinated Debt Redeemable Preferred Stock Common Stock Warrants	1,400,000 5,240,521	14.0	11.7 1.4 3.6	11.7 1.4 6.6

					16.7	19.7
Credit Suisse Commercial Mortgage Trust 2006-C5 Madison Ave., 5th Floor New York, NY 10010	Real Estate	Commercial Mortgage Pass-Through Certificates		14.7	11.7	11.7
DanChem Technologies, Inc. 1975 Old Richmond Road Danville, VA 24540	Chemicals	Senior Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	9,067 299,403 401,622	14.4	14.4 7.6 1.8 2.2	14.4 3.3 — —

					26.0	17.7

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
DelStar, Inc. 601 Industrial Drive Middletown, DE 19709	Building Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock Warrants	31,955 35,505 106,891	5.0 18.0	5.0 17.7 14.4 3.7 20.3	5.0 17.7 14.4 8.1 25.6

					61.1	70.8
Direct Marketing International LLC 425 North Iris Street Mt. Pleasant, IA 52641	Media	Subordinated Debt		27.8	27.5	27.5
EAG Acquisition, LLC 810 Kifer Road Sunnyvale, CA 94086	Commercial Services & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Common stock warrants	4,900,000 4,900,000	64.2 25.5	63.2 25.2 5.4 —	63.2 25.2 5.4 9.1

					93.8	102.9
Easton Bell Sports LLC 669 Sugar Lane Elyria, OH 44035	Leisure Equipment & Products	Common Units	2,386,549		0.9	5.1
ECA Acquisition Holdings, Inc. 1107 Tourmaline Drive Newbury Park, CA 91320	Health Care Equipment & Supplies	Senior Debt Subordinated Debt Common Stock	700	14.8 10.1	14.5 10.0 13.3	14.5 10.0 18.8

					37.8	43.3
Edline, LLC P.O Box 06290 Chicago, IL 60606	Software	Subordinated Debt Membership Warrants	2,121,212	5.0	3.4 1.8	3.4 3.4

					5.2	6.8
eLynx Holdings, Inc. Two Crowne Point Court Suite 370 Cincinnati, OH 45241	IT Services	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	21,114 11,261 131,281	16.8 9.0	16.6 8.8 9.0 1.1 13.1	16.6 8.8 10.1 — 0.7

					48.6	36.2
ETG Holdings, Inc. 1005 W. Barmalett Road P.O. Box 487 Greenville, SC 29611	Containers & Packaging	Senior Debt Subordinated Debt Convertible Preferred Stock	233,202	7.4 11.5	7.3 11.4 11.4	7.3 11.4 2.3

					30.1	21.0
Euro-Caribe Packing Company, Inc. P.O. Box 3146 Zona Industrial Sabana Abajo Carolina (San Juan), PR 00984	Food Products	Senior Debt Subordinated Debt Convertible Preferred Stock	182,034	8.3 4.2	8.2 3.9 4.0	8.2 3.9 —

					16.1	12.1
European Capital Limited 25 Bedford Street London WC2E 9ES	Diversified Financial Services	Participating Preferred Shares Ordinary Shares Participating Preferred Warrants	52,074,548 100 18,750,000		653.7 — —	728.9 — 22.1

					653.7	751.0
European Touch, LTD. II 8301 Westparkland Court Milwaukee, WI 53223	Commercial Services & Supplies	Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	315 2,027 7,105	15.6	15.6 0.4 1.1 3.7	15.6 0.4 4.4 13.8

					20.8	34.2

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
FAMS Acquisition, Inc. 2859 Paces Ferry Road Suite 510 Atlanta, GA 30339	Diversified Financial Services	Senior Debt Subordinated Debt Convertible Preferred Stock	1,034,290	27.9 24.9	27.6 24.5 25.1	27.6 24.5 27.6

					77.2	79.7
FCC Holdings, LLC 3520 N.W. 58th Street Oklahoma City, OK 73112	Commercial Banks	Senior Debt		25.0	24.8	24.8
Flagship CLO V Maples Finance Limited, PO Box 1093GT, Queensgate George Town, Grand Cayman	Diversified Financial Services	Preference Shares	15,000		14.8	14.8
Flexi-Mat Holding, Inc. 14420 Van Dyke Rd. Plainfield, IL 60544	Textiles, Apparel & Luxury Goods	Senior Debt		5.5	5.0	—
Forest Alaska Operating LLC 707 17th Street, Suite 3600 Denver, CO 80202	Oil, Gas & Consumable Fuels	Senior Debt		37.5	37.5	37.5
Formed Fiber Technologies, Inc. 125 Allied Road, P.O. Box 1300 Auburn, MA 04211-1300	Auto Components	Subordinated Debt Common Stock Warrants	122,397	15.3	13.4 0.1	8.6 —

					13.5	8.6
Fosbel Global Services (LUXCO) S.C.A (3) C/O Fosbel Europe GMBH Barentstrasse 15 D-53881 Euskirchen Germany	Commercial Services & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock	22,153,338 1,824,393 130,313	43.5 24.8	43.0 24.5 22.1 3.6 0.3	43.0 24.5 19.8 — —

					93.5	87.3
FPI Holding Corporation 38773 Road 48 Dinuba, CA 93618	Food Products	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock	26,074 6,518	53.5 38.7	52.6 38.1 29.3 7.0	52.6 38.1 29.3 7.0

					127.0	127.0
FreeConferenceroom.com, Inc. 1800 N. Vine St., Suite 222 Los Angeles, CA 90028	Diversified Telecommunication Services	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock	5,860,400 2,930,200 2,930,200	17.8 9.5	17.6 9.3 9.4 1.2 1.2	17.6 9.3 9.4 3.4 4.6

					38.7	44.3
Future Food, Inc. 1420 Valwood Parkway Carrollton, TX 75006	Food Products	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	64,917 6,500	9.8 14.0	9.7 12.8 13.0 1.3	9.7 12.8 6.7 1.0

					36.8	30.2
FutureLogic, Inc. 425 E. Colorado Street Suite 670 Glendale, CA 91205	Computers & Peripherals	Senior Debt Subordinated Debt Common Stock	155,513	47.7 30.7	47.3 30.3 18.6	47.3 30.3 31.0

					96.2	108.6

Company	Industry	Investments	# of shares/ units owned	Principal/ Notional	Cost	Fair Value
GE Commercial Mortgage Corporation, Series 2006-C1 LaSalle Bank National Association, as Trustee Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		8.9	7.3	7.4
GS Mortgage Securities Trust 2006-GG8 Wells Fargo Bank, N A Corporate Trust Services Columbia, MD 21045-1951	Real Estate	Commercial Mortgage Pass-Through Certificates		18.6	15.2	15.2
Haband Company, Inc. 110 Bauer Drive Oakland, NJ 07436	Internet & Catalog Retail	Senior Debt Subordinated Debt		31.0 29.1	30.4 28.6	30.4 28.6

					59.0	59.0
Halex Holdings Corp. 750 S Reservoir Street Pomona, CA 91766-3815	Construction Materials	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	16,113,132 36,338,814 18,750,000	21.8 14.1	21.7 12.9 25.1 — —	21.7 10.2 — — —

					59.7	31.9
Hartstrings Holdings Corp. 270 E. Conestoga Rd. Strafford, PA 19087	Textiles, Apparel & Luxury Goods	Senior Debt Senior Debt Convertible Preferred Stock Common Stock	10,194 14,250	8.5 3.8	8.4 3.4 3.0 4.8	8.4 0.6 — —

					19.6	9.0
H-Cube, LLC 435 Devon Park Drive Building 300 Wayne, PA 19087	IT Services	Redeemable Preferred Stock Common Units	1,051 196,773		1.1 —	1.1 —

					1.1	1.1
HomeAway, Inc. 3801 S. Capital of Texas Highway Suite 150 Austin, TX	Diversified Consumer Services	Senior Debt Convertible Preferred Stock	1,411,200	59.6	58.7 7.2	58.7 7.2

					65.9	65.9
Hopkins Manufacturing Corporation 428 Peyton Street Emporia, KS 66801	Auto Components	Subordinated Debt Redeemable Preferred Stock	3,500	32.1	31.8 5.2	31.8 5.2

					37.0	37.0
Hospitality Mints, Inc. 213 Candy Lane Boone, NC 28607	Food Products	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock Warrants	66,639 86,817	7.4 18.5	7.3 18.2 13.4 0.1	7.3 18.2 19.8 1.0

					39.0	46.3
HP Evenflo Acquisition Co. 707 Crossroads Court Northwoods Business Center II Vandalia, OH 45377	Household Durables	Senior Debt		18.4	18.2	18.2
Infiltrator Systems, Inc. 6 Business Park Road P.O. Box 768 Old Saybrook, CT 06475	Building Products	Senior Debt		52.2	51.4	51.4

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
Innova Holdings, Inc. 8383 N. Sam Houston Parkway West Houston, TX 77064	Energy Equipment & Services	Senior Debt Subordinated Debt Convertible Preferred Stock	17,150	13.5 17.2	13.3 16.9 18.3	13.3 16.9 26.1

					48.5	56.3
Inovis International, Inc. 11720 Amber Park Drive Alpharetta, GA 30004	Software	Senior Debt		90.0	88.9	88.9
Intergraph Corporation One Madison Industrial Park IW 2000 Huntsville, AL 35894	Software	Senior Debt		3.0	3.0	3.0
IS Holdings I, Inc. 17911 Von Karman Avenue Irvine, CA 92614	Software	Senior Debt Redeemable Preferred Stock Common Stock	2,772 1,400,000	8.0	7.9 2.8 —	7.9 2.8 —

					10.7	10.7
Johnny Appleseed's Inc. 30 Tozer Road Beverly, MA 01915	Internet & Catalog Retail	Subordinated Debt		18.3	18.0	18.0
Jones Stephens Corp. 3249 Moody Parkway Moody, AL 35004	Building Products	Subordinated Debt		22.5	22.1	22.1
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5 135 South LaSalle Street, Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		136.2	78.5	78.2
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC17 135 South LaSalle Street, Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		62.1	28.6	28.6
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 135 South LaSalle Street, Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		16.3	13.0	13.3
J.P. Morgan-CIBC Commercial Mortgage-Backed Securities Trust 2006-RR1 135 South LaSalle Street, Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		11.8	7.6	7.9
Kempwood Partners, Ltd. 525 N. Broadway Suite 210 White Plains, NY 10603	Real Estate	Senior Debt		1.3	1.2	1.2
KIC Holdings Corp. P.O. Box 897 501 E. Purnell Lewisville, TX 75067-0897	Building Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	21,249 9,397 147,216	7.5 12.4	7.5 12.0 11.5 — 3.1	7.5 12.0 0.8 — —

					34.1	20.3
Kirby Lester Holdings, LLC 470 West Avenue Stamford, CT 06902	Health Care Equipment & Supplies	Senior Debt Subordinated Debt		12.2 12.1	12.0 11.7	12.0 11.9

					23.7	23.9

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
Lakeshore Drive in Plaza, LLC Highlander Associates, Ltd 5988 Wilbur Road, E Syracuse, NY 13057	Real Estate	Senior Debt		1.3	1.3	1.3
LB-UBS Commercial Mortgage Trust 2006-C4 135 S. LaSalle Street, Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		48.5	26.1	25.8
LB-UBS Commercial Mortgage Trust 2006-C7 135 S. LaSalle Street, Suite 1625 Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		53.1	25.2	25.2
LightPoint CLO IV, LTD 200 W. Monroe St. Suite 1330 Chicago, IL 60606	Diversified Financial Services	Income Notes	6,700,000		6.5	7.5
Lifoam Holdings, Inc. 1600 Union Avenue Baltimore, MD 21211-1998	Leisure Equipment & Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	6,160 14,000 29,304	35.7 22.7	35.5 22.4 4.2 1.4 2.9	35.5 22.4 1.4 — —

					66.4	59.3
Logex Corporation 1100 Town & Country Road Suite 850 Orange, CA 92868	Road & Rail	Subordinated Debt Redeemable Preferred Stock Common Stock	416 487,019	36.7	29.7 2.3 0.5	9.7 — —

					32.5	9.7
LTM Enterprises, Inc. 2089 West Neways Drive Springville, UT 84663	Personal Products	Senior Debt		12.5	12.4	12.4
LVI Holdings, LLC 9501 Hillwood Dr. Las Vegas, NV 89134	Commercial Services & Supplies	Senior Debt Subordinated Debt		3.4 10.1	3.3 10.0	3.3 10.0

					13.3	13.3
Marcal Paper Mills. Inc. 1 Market Street Elmwood, NJ 07407-1457	Household Products	Common Stock Warrants Common Stock	209,255 146,478		— —	— —

					—	—
Maritime Logistics US Holdings, Inc. 547 Boulevard Kenilworth, NJ 07033	Road & Rail	Common Stock Common Stock Warrants	1,119,132 19,800		1.0 —	1.0 —

					1.0	1.0
Mayport CLO Ltd. 840 Newport Center Drive Newport Beach, CA 92660	Diversified Financial Services	Income Notes	14,000		13.1	13.1
MBT International, Inc. 620 Dobbin Road Charleston, SC 29414	Distributors	Senior Subordinated Debt Junior Subordinated Debt		1.0 6.4	0.8 4.1	0.8 1.8

					4.9	2.6

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
Medical Billing Holdings, Inc. 18000 Studebaker Road, 4th Floor Cerritos, CA 90703	Commercial Services & Supplies	Senior Subordinated Debt Convertible Preferred Stock Common Stock	15,848 3,962,000	10.1	10.0 16.3 4.0	10.0 19.2 4.8

					30.3	34.0
Merrill Lynch Mortgage Trust 2006-C1 LaSalle Bank National Association, as Trustee Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		71.6	40.4	41.5
Milton's Fine Foods, Inc. 3702 Via De La Valle Suite 202 Del Mar, CA 91014	Food Products	Subordinated Debt		8.5	8.4	8.4
Mirion Technologies Bishop Ranch 8 3000 Executive Parkway Suite 518 San Ramon, CA 94583	Electrical Equipment	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock Common Stock Warrants	523,203 29,422 266,245	113.2 47.0	112.2 46.6 45.2 3.3 22.3	112.8 46.6 60.2 9.5 58.7

					229.6	287.8
ML-CFC Commercial Mortgage Trust 2006-C2 LaSalle Bank National Association, as Trustee Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		57.5	32.0	32.8
ML-CFC Commercial Mortgage Trust 2006-C4 LaSalle Bank National Association, as Trustee Chicago, IL 60603	Real Estate	Commercial Mortgage Pass-Through Certificates		11.1	17.5	17.5
MTS Group, LLC #1 Sterling Lane PO Box 839 Columbus, MT 59019	Textiles, Apparel & Luxury Goods	Senior Debt Subordinated Debt Common Stock	558,214	19.9 16.7	19.7 16.4 0.7	19.7 16.4 0.7

					36.8	36.8
MW Acquisition Corporation 1655 N. Tegner Wickenburg, AZ 85390	Health Care Providers & Services	Senior Debt Subordinated Debt Convetible Preferred Stock Common Stock	45,647 61,864	9.0 24.1	9.0 23.8 16.2 —	9.0 23.8 16.2 12.3

					49.0	61.3
Narus, Inc. 500 Logue Avenue Mountain View, CA 94043	Internet Software & Services	Convertible Preferred Stock	15,086,208		8.8	8.8
NBD Holdings Corp. One Lovell Avenue Mill Valley, CA 94941	Diversified Financial Services	Senior Subordinated Debt Convertible Preferred Stock Common Stock	101,072 760,570	43.4	42.8 10.8 0.1	42.8 10.8 0.1

					53.7	53.7
Net1 Las Colinas Manager, LLC c/o MidAtlantic Agency 7700 Congress Avenue, Suite Boca Raton, FL 33487	Real Estate	Senior Debt		6.1	6.1	6.1

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
New Piper Aircraft, Inc. 2926 Piper Drive Vero Beach, FL 32960	Aerospace & Defense	Senior Debt Subordinated Debt Common Stock	574,917	10.0 0.6	9.4 0.1 0.1	9.4 0.6 25.2

					9.6	35.2
New Starcom Holdings, Inc. 661 Pleasant Street Norwood, MA 02062	Construction & Engineering	Subordinated Debt Convertible Preferred Stock Common Stock	22,430 70	31.7	27.9 8.0 —	27.9 10.8 —

					35.9	38.7
Nivel Holdings, LLC 3510-1 Port Jacksonville Pkwy. Jacksonville, FL 32226	Distributors	Senior Debt Subordinated Debt		5.7 16.8	5.6 16.5	5.6 16.5

					22.1	22.1
NPC Holdings, Inc. 250 Elm Street P.O. Box 301 Milford, NH 03055	Building Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Preferred Stock Warrants Common Stock	9,293 9,583 30,647 56	4.5 8.3	4.4 8.2 7.4 1.0 3.1 —	4.4 8.2 7.4 1.0 3.1 —

					24.1	24.1
Nursery Supplies, Inc. 1415 Orchard Drive Chambersburg, PA 17201	Containers & Packaging	Senior Subordinated Debt Junior Subordinated Debt		10.2 10.5	10.2 9.5	10.2 7.8

					19.7	18.0
Nspired Holdings, Inc. 1850 Fairway Drive San Leandro, CA 94577	Food Products	Senior Debt Senior Debt Redeemable Preferred Stock Common Stock	17,150 11,712,947	16.6 5.5	16.5 5.1 17.1 3.5	16.5 0.5 — —

					42.2	17.0
NYLIM Flatiron CLO 2006-1 LTD. Walkers SPV Limited, Walker House PO Box 908GT, Mary Street George Town, GC Grand Cayman	Diversified Financial Services	Preference Shares	10,000		10.1	10.1
Pan Am International Flight Academy, Inc. 5000 NW 36th Street Miami, FL 33166	Commercial Services & Supplies	Senior Debt Senior Subordinated Debt Convertible Preferred Stock	9,888	21.5 21.9	21.2 21.6 9.9	21.2 21.6 9.9

					52.7	52.7
PaR Systems, Inc. 899 Highway 96 West Shoreview, MN 55216	Machinery	Subordinated Debt Common Stock Common Stock Warrants	238,855 20,444	9.1	9.1 0.8 —	9.1 1.4 0.1

					9.9	10.6
Pasternack Enterprises, Inc. 1851 Kettering Irvine, CA 92614	Electrical Equipment	Senior Debt Subordinated Debt Common Stock	69,159	4.0 28.1	3.6 27.8 13.6	3.6 27.8 28.6

					45.0	60.0
PHC Acquisition, Inc. 3660 Cedarcrest Road Acworth, GA 30101	Diversified Consumer Services	Subordinated Debt Convertible Preferred Stock Common Stock	7,872 635,384	24.4	24.1 0.3 27.7	24.1 0.4 37.5

					52.1	62.0

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
PHC Sharp Holdings, Inc. 2968 Randolph Ave. Costa Mesa, CA 92626	Commercial Services & Supplies	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock	240,984 60,246	16.5 15.0	16.3 14.8 2.9 0.7	16.3 14.8 2.9 0.7

					34.7	34.7
PHI Acquisitions, Inc. 222 Mill Road Chelmsford, MA 01824	Internet & Catalog Retail	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	43,547 48,384 139,367	10.0 23.0	9.9 22.7 35.3 4.6 13.9	9.9 22.7 35.3 4.6 13.9

					86.4	86.4
Phillips & Temro Industries, Inc. 9700 West 74th Street Eden Prairie, MN 55344	Auto Components	Senior Debt Subordinated Debt		26.1 16.9	26.0 16.9 42.9	26.0 16.9 42.9
Plastech Engineered Products, Inc. 22000 Garrison Road Dearborn, MI 48124	Auto Components	Common Stock Warrants	2,145		2.6	4.7
Precitech Holdings, Inc. 44 Blackbrook Road Keene, NH 03431	Machinery	Junior Subordinated Debt		8.0	4.7	2.2
Qualitor Component Holdings, LLC 24800 Denso Drive, Suite 255 Southfield, MI 48034	Auto Components	Subordinated Debt Redeemable Preferred Stock Common Units	3,150,000 350,000	30.1	29.7 3.1 0.4	29.7 0.7 —

					33.2	30.4
Radar Detection Holdings Corp 5440 West Chester Rd. West Chester, OH 45069	Household Durables	Senior Debt Common Stock	48,857	13.0	13.0 0.7	13.0 5.9

					13.7	18.9
Ranpak Acquisition, Inc. P.O. Box 8004 Painesville, OH 44077	Containers & Packaging	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	114,117 126,797 379,379	2.7 104.7	2.7 103.3 86.2 12.7 37.9	2.7 103.3 86.2 17.4 72.0

					242.8	281.6
Reef Point Systems, Inc. 8 New England Executive Park Burlington, MA 01803	Communications Equipment	Convertible Preferred Stock	46,666,666		8.4	7.9
Retriever Acquisition Co. 20405 State Highway 249 Houston, TX 77070	Diversified Financial Services	Senior Debt		50.0	49.8	49.8
Roadrunner Dawes, Inc. 4900 S. Pennsylvania Avenue Cudahy, WI 53110	Road & Rail	Subordinated Debt Common Stock	7,000	18.1	17.9 7.0	17.9 2.7

					24.9	20.6
Roarke—Money Mailer, LLC 14271 Corporate Drive Garden Grove, CA 92843	Media	Common Membership Units	24,500	—	1.1	2.8
Rocky Shoes & Boots, Inc. 39 East Canal Street Nelsonville, OH 45764	Textiles, Apparel & Luxury Goods	Senior Debt		10.0	9.9	9.9

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
RTL Acquisition Corp. 3650 Westwind Boulevard Santa Rosa, CA 95403	Health Care Providers & Services	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock Common Stock Warrants	71,377 155,013 8,159 71,377	5.6 16.3	5.5 16.1 9.0 7.0 0.4 3.2	5.5 16.1 9.0 6.3 — 3.2

					41.2	40.1
Safemark Acquisitions, Inc. 2101 Park Center Drive Suite 125 Orlando, FL 32835	Commercial Services & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Preferred Stock Warrants	7,700 2,100 35,522	22.1 13.1	21.8 12.9 4.8 0.2 3.5	21.8 12.9 4.8 0.2 0.9

					43.2	40.6
Sanda Kan (Cayman I) Holdings Company Limited(3) Ching Cheong Industrial Building 1-7 Kwai Cheong Road Kwai Chung, N.T. Hong Kong	Leisure Equipment & Products	Common Stock	67,973		4.6	1.9
Sanlo Holdings, Inc. 400 Highway 212 Michigan City, IN 46360	Electrical Equipment	Subordinated Debt Common Stock Warrants	5,187	10.5	10.0 0.5	10.0 0.5

					10.5	10.5
Sapphire Valley CDO I, Ltd. 201 South College Street, Suite 2400 Charlotte, NC 28244	Diversified Financial Services	Income Notes	14,000,000		12.8	12.8
SAV Holdings, Inc. 211 South Jefferson Ave. St. Louis, MO 63103	Commercial Services & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock	18,144 2,016,000	17.0 12.3	16.6 12.1 19.9 2.0	16.6 12.1 19.9 34.0

					50.6	82.6
SDP Consulting, Inc. 200 State Highway Nine P.O. Box 900 Manalapan, NJ 07726-0900	Construction & Engineering	Senior Debt Common Stock	35,000	138.4	136.6 0.1	136.6 0.1

					136.7	136.7
Seroyal Holdings, L.P. 490 Elgin Mills Road East Richmond Hill, ON L4C0L8 Canada	Health Care Equipment & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Partnership Units Partnership Units	40,000 114,406	3.1 9.3	3.0 8.9 0.5 1.0	3.0 8.9 0.6 2.0

					13.4	14.5
Sixnet, LLC 331 Ushers Road P.O. Box 767 Clifton Park, NY 12065	Electronic Equipment & Instruments	Senior Debt Subordinated Debt Membership Units	339	9.0 9.8	8.9 9.7 4.2	8.9 9.7 8.6

					22.8	27.2
Small Smiles Holding Company, LLC 415 Grand Ave Pueblo, CA 81003	Health Care Providers & Services	Subordinated Debt		90.2	88.9	88.9

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
Soff-Cut Holdings, Inc. 1112 Olympic Drive Corona, CA 92881	Machinery	Senior Debt		22.3	22.1	22.1
Specialty Brands of America, Inc. 1400 Old Country Road Suite 103 Westbury, NY 11590	Food Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock Common Stock Warrants	146,513 130,165 23,741 68,255	19.2 40.1	19.0 39.9 11.7 13.7 2.4 6.8	19.0 39.9 11.7 17.1 2.9 8.4

					93.5	99.0
SPL Acquisition Corp. 700 East Main Street Waunakee, WI 53597-0158	Pharmaceuticals	Senior Debt Senior Subordinated Debt Convertible Preferred Stock Common Stock	68,065 68,065	43.0 39.8	42.4 39.2 32.8 —	42.4 39.2 26.0 —

					114.4	107.6
SSH Acquisition, Inc. 6700 Alexander Bell Drive Suite 300 Columbia, MD 21046	Commercial Services & Supplies	Senior Debt Subordinated Debt Convertible Preferred Stock	357,700	12.5 19.0	12.3 18.8 27.3	12.3 18.8 50.2

					58.4	81.3
STB Holdings, Inc. 1011 State Street Schenectady, NJ 12307	Commercial Services and Supplies	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock	92,400 23,100,000	6.0 84.9	5.9 83.8 96.5 23.1	5.9 83.8 96.5 16.5

					209.3	202.7
Stein World, LLC 1721 Latham St. Memphis, TN 38106	Household Durables	Senior Debt Subordinated Debt		8.7 25.2	8.6 22.4	8.6 4.2

					31.0	12.8
Stravina Holdings, Inc. 19850 Nordhoff Place Chatsworth, CA 91311	Personal Products	Senior Debt Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock	7,564,822 76,300	31.1 23.7 5.9	31.2 21.4 3.2 5.0 —	27.9 — — — —

					60.8	27.9
Supreme Corq Holdings, LLC 5901 South 226th Street Kent, WA 98032	Household Products	Senior Debt Subordinated Debt Common membership Warrants	3,359	4.3 5.0	4.2 4.1 0.4	4.2 — —

					8.7	4.2
Tanenbaum-Harber Co. Holdings, Inc. 320 West 57th Street New York, NY 10019	Insurance	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock	315 3,500	2.8 8.9	2.8 8.8 0.3 —	2.8 8.8 0.3 —

					11.9	11.9
TechBooks, Inc. 3110 Fairview Park Drive, Suite 900 Falls Church, VA 22042	IT Services	Subordinated Debt Convertible Preferred Stock	3,061,225	50.8	50.2 10.5	50.2 28.6

					60.7	78.8

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
Technical Concepts Holdings, LLC 1301 Allanson Road Mundelein, IL 60060	Building Products	Common Membership Warrants	792,149		1.7	4.5
TestAmerica Environmental Services, LLC 122 Lyman Street Asheville, NC 28801.	Commercial Services & Supplies	Senior Debt Subordinated Debt Preferred Unit Preferred Unit Warrants	14,000,000 2,400,269	180.5 40.0	177.6 39.4 8.3 5.7	177.6 39.4 8.3 5.7

					231.0	231.0
The Hygenic Corporation 1245 Home Avenue Akron, OH 44310	Health Care Equipment & Supplies	Senior Debt Redeemable Preferred Stock Common Stock	6,510 143,907	18.0	17.8 8.0 0.8	17.8 8.0 21.2

					26.6	47.0
The Tensar Corporation 5883 Glenridge Drive Suite 200 Atlanta, GA 30328-5363	Construction & Engineering	Senior Debt Subordinated Debt		84.0 31.4	82.9 31.0	82.9 31.0

					113.9	113.9
ThreeSixty Sourcing, Inc. 19511 Pauling Foothill Ranch, CA 92610-2619	Commercial Services & Supplies	Senior Debt Common Stock Warrants	35	6.0	6.0 4.1	6.0 —

					10.1	6.0
TransFirst Holdings, Inc. 8117 Preston Road, Suite 205 Lockbox 29 Dallas, TX 75225	Commercial Services & Supplies	Senior Debt		54.0	53.7	53.7
Trigeant, Ltd. 1001 McKinney, Suite 1600 Houston, TX 77002	Oil, Gas & Consumable Fuels	Senior Debt		22.0	21.7	21.7
Tyden Caymen Holdings Corp. 161 Ottawa Ave. Suite 502 Grand Rapids, MI 49503	Electronic Equipment & Instruments	Senior Debt Subordinated Debt Common Stock	1,400,000	12.2 14.5	12.1 14.3 1.4	12.1 14.3 3.0

					27.8	29.4
Tymphany Corporation 20863 Stevens Creek Boulevard Building 100 Cupertino, CA 95014	Electronic Equipment & Instruments	Convertible Preferred Stock	5,711,416		9.1	9.1
TZ Holdings, Inc. 2155 Chenault Drive Suite 410 Carrollton, TX 75006	Diversified Telecommunication Services	Common Stock	12,281		0.7	—
UFG Holding Corp. 3425 E Vernon Ave Los Angeles, CA 90058	Food Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock	24,737 30,921 30,921	4.8 52.9	4.8 52.2 26.1 3.1 3.1	4.8 52.2 25.2 — —

					89.3	82.2
UFG Real Estate Holdings, LLC 2 Bethesda Metro Center 14th Floor Bethesda, MD 20814	Real Estate	Common Membership	70		3.5	3.5

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
Unique Fabricating Incorporated 800 Standard Parkway Auburn Hills, MI 48326	Auto Components	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Warrants	1,750 4,445	6.5 7.1	6.4 7.1 1.8 0.2	6.4 7.1 1.8 0.2

					15.5	15.5
Unwired Holdings, Inc. 245 Newtown Road Unite 200 Plainview, NY 11803	Household Durables	Senior Debt Senior Debt Subordinated Debt Redeemable Preferred Stock Preferred Stock Warrants Common Stock Common Stock Warrants	12,740 39,690 126,001 439,205	0.1 8.2 17.2	0.1 7.5 14.8 12.7 — 1.3 —	0.1 2.9 — — — — —

					36.4	3.0
Varel Holdings, Inc. 1434 Patton Place, # 106 Carrolton, TX 75007	Energy Equipment & Services	Senior Debt Subordinated Debt Common Stock Warrants	22,256	40.0 10.3	39.4 9.4 0.8	39.4 9.4 0.8

					49.6	49.6
Venus Swimwear, Inc. 11711 Marco Beach Drive Jacksonville, FL 32224	Internet & Catalog Retail	Senior Debt Subordinated Debt		33.5 20.1	32.9 19.8	32.9 19.8

					52.7	52.7
Visador Holding Corp. 1000 Industrial Way Marion, VA 24354	Building Products	Subordinated Debt Common Stock Warrants	4,284	10.8	10.5 0.5	10.5 0.4

					11.0	10.9
Vitesse CLO, Ltd. 200 Park Avenue, Suite 2200 New York, NY 10166	Diversified Financial Services	Preference Shares	1,500,000		15.1	14.6
VP Acquisitions Holdings, Inc. 3325 Timberline Road Fort Collins, CO 80525	Health Care Equipment & Supplies	Subordinated Debt Common Stock Common Stock Warrants	23,750 2,720	18.6	18.2 29.7 —	18.2 35.3 —

					47.9	53.5
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28 Corporate Trust Services 9062 Old Annapolis Road Columbia, MD 21045	Real Estate	Commercial Mortgage Pass-Through Certificates		92.5	47.1	47.1
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26 Corporate Trust Services 9062 Old Annapolis Road Columbia, MD 21045	Real Estate	Commercial Mortgage Pass-Through Certificates		46.7	23.9	24.6
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23 Wells Fargo Bank, NA (as Trustee) Columbia, MD 21045	Real Estate	Commercial Mortgage Pass-Through Certificates		130.0	63.4	63.3

Company	Industry	Investments	# of shares/ units owned	Principal /Notional	Cost	Fair Value
Warner Power, LLC 40 Depot Street Warner, NH 03278	Electrical Equipment	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Membership Units	4,558,400 33,175	6.3 5.0	6.3 4.8 3.6 2.3	6.3 4.8 3.6 0.6

					17.0	15.3
WFS Holding, Inc. 875 Indianhead Dr. Mosinee, WI 54455-0037	Software	Convertible Preferred Stock	24,500,000		2.4	4.5
Whisperwood Limited Partnership 444 East College Avenue Suite 560 State College, PA 16801	Real Estate	Senior Debt		4.6	4.3	4.3
WIL Research Holding Company, Inc. 1407 George Rd. Ashland, OH 4805-9281	Biotechnology Commercial	Convertible Preferred Stock	862,323		0.6 29.6	1.5 29.6

					7.4	7.4
WIS International 9625 Sky Park Court, Suite 100 San Diego, CA 92123	Commercial Services & supplies	Convertible Preferred Stock Common Stock	296,000 74,000		29.6 7.4	29.6 7.4

					37.0	37.0
WWC Acquisitions, Inc. 701 East Timpongos Parkway Building M Orem, UT 84097	Commercial Services & Supplies	Senior Debt		95.8	94.3	94.3

We make significant managerial assistance available to each portfolio company by closely monitoring its operations, advising the portfolio company’s board on matters such as the business plan and the hiring and termination of senior management, providing financial guidance and participating on the portfolio company’s board of directors. As of December 31, 2006, we had board seats at 95 out of 188 portfolio companies and had board observation rights on 32 of our remaining portfolio companies.

The following is a summary of additional information concerning ECAS, our only portfolio company in which our investment represented 5% or more of our assets as of December 31, 2006. This information was provided to us by ECAS, and we have relied exclusively on the information provided by ECAS in preparing this summary. For additional information relating to the value of our investments in ECAS, see our consolidated financial statements as of December 31, 2006, appearing elsewhere in this Prospectus.

ECAS, a company incorporated in Guernsey, is a private equity fund that invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. In September 2005, ECAS completed a private offering of preferred shares for €750 million of equity commitments that were fully funded as of December 31, 2006. We provided ECAS with €521 million of the equity commitments and third party institutional investors provided the remaining €229 million of equity commitments. ECAS also has a €900 million multi-currency revolving secured credit facility.

The investment objective of ECAS is to provide investors with dividend income and the potential for share value appreciation by investing in debt and equity investments in private and public companies headquartered predominantly in Europe. ECAS may make investments outside Europe to the extent that such investments are consistent with the return and risk management strategies outlined by their board of directors and meet the other investment criteria of ECAS. As of December 31, 2006, ECAS has made 40 investments totaling approximately $1.8 billion.

ECFS, our wholly-owned consolidated operating subsidiary, manages ECAS for a management fee equal to 1.25% of the greater of ECAS’ weighted average gross assets or €750 million. In addition, ECAS reimburses ECFS for all costs and expenses incurred by ECFS during the term of the agreement. Also pursuant to the investment management agreement, ECFS received 18.75 million warrants to purchase preferred shares of ECAS representing 20% of ECAS’ preferred shares on a fully-diluted basis. The initial exercise price of the warrants is €10 per share, which is the same per share price that the original investors purchased their preferred shares in the initial offering. The per share exercise price on the warrants has been reduced by dividends declared on the preferred shares and will be reduced to reflect the amount of any future dividends on the preferred shares. In the event that ECAS issues additional preferred shares, ECFS will receive additional warrants to purchase preferred shares in ECAS so that at all times the warrants issued to ECFS as manager are not less than 20% of ECAS’ preferred shares on a fully-diluted basis. In the event that ECAS undertakes an initial public offering and legal requirements effectively prevent ECAS from being able to issue additional warrants to ECFS, then ECAS will pay ECFS an incentive management fee in cash. The incentive management fee would be subject to a cumulative hurdle rate of 2% per quarter of ECAS’ pre-incentive fee net income as a return on quarterly average net asset value, determined on a cumulative basis through the end of quarter. The incentive management fee, if any, would be earned and payable as follows: (i) no incentive management fee in any calendar quarter in which ECAS’ pre-incentive fee net income does not exceed the cumulative hurdle rate or (ii) 100% of the amount of ECAS’ pre-incentive management fee net income, if any, that exceeds the cumulative hurdle rate but is less than 2.5% per quarter, plus 20% of the amount of ECAS’ pre-incentive fee net income, if any, that is equal to or exceeds 2.5%. As noted in the “Recent Developments” section herein, ECAS completed an IPO in May 2007.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of our preferred stock) by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our Board of Directors. All other investments are valued at fair market value as determined in good faith by our Board of Directors. In making such determination, our Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, our Board of Directors will determine fair market value on the basis of collateral, the issuer’s ability to make payments, its earnings and other pertinent factors.

A substantial portion of our assets consists of securities carried at fair market values determined by our Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently has eight members, seven of whom are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, in relation to us (the “Independent Directors”). There is one vacancy on our Board of Directors. Our Board of Directors elects our officers, who serve at the pleasure of our Board of Directors.

Pursuant to our Certificate of Incorporation, all members of our Board of Directors are subject to annual elections beginning at our annual meeting to be held in 2008. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation.

Executive Officers and Directors

Set forth below are the names of our executive officers and directors and their respective positions.

Name(1)	Age	Position
Executive Officer and Director:
Malon Wilkus (1986)(2)	55	President, Chief Executive Officer and Chairman of the Board of Directors

Executive Officers:
John R. Erickson	47	Executive Vice President and Chief Financial Officer
Ira J. Wagner	54	Executive Vice President and Chief Operating Officer
Samuel A. Flax	51	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Roland H. Cline	59	Principal and Managing Director
Brian S. Graff	41	Principal and Regional Managing Director
Gordon J. O’Brien	42	Principal and Managing Director
Darin R. Winn	42	Principal and Regional Managing Director

Directors:
Mary C. Baskin (2000)	56	Director
Neil M. Hahl (1997)	58	Director
Philip R. Harper (1997)	63	Director
John A. Koskinen (2007)	67	Director
Stan Lundine (1997)	68	Director
Kenneth D. Peterson, Jr. (2001)	54	Director
Alvin N. Puryear (1998)	70	Director

(1)	For directors, year first elected as director is shown.
(2)	Director who is an “Interested Person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an employee and an officer of the company.

Malon Wilkus.    Mr. Wilkus founded the company in 1986 and has served as our Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He has served as our President since 2001 and also held that position from 1986 to 1999.

Mary C. Baskin.    Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she help found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.

Roland H. Cline.    Mr. Cline has served as a Senior Vice President and Managing Director since 2001. From 1998 to 2001, he was a Vice President.

John R. Erickson.    Mr. Erickson has served as an Executive Vice President of our company since 2001 and as Chief Financial Officer since 1998. He also served as our Secretary from 1999 to 2005. From 1998 to 2001, Mr. Erickson was a Vice President. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

Samuel A. Flax.    Mr. Flax has served as an Executive Vice President, General Counsel, Chief Compliance Officer and Secretary since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as our principal external counsel. Mr. Flax also served as Of Counsel to Arnold & Porter LLP in 2005.

Brian S. Graff.    Mr. Graff has served as a Senior Vice President since 2004 and as a Regional Managing Director since 2005. From 2004 to 2005, he was also a Managing Director. Mr. Graff served as a Vice President and Principal from 2001 to 2004. From 2000 to 2001, he was a Principal of Odyssey Investments Partners, a private equity fund.

Neil M. Hahl.    Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1995, Mr. Hahl served as Senior Vice President and Chief Financial Officer of Penn Central Corporation.

Philip R. Harper.    Mr. Harper has served as Chairman of US Investigations Services, Inc., a private investigations company, since 1996. From 1996 to 2005, he was also the Chief Executive Officer and President of US Investigations Services, Inc. From 1991 to 1994, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services—Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.

John A. Koskinen.    Mr. Koskinen has been President of the United States Soccer Foundation and a member of the board of directors of AES Corporation since 2004. Mr. Koskinen was also the Chairman of the Board of Trustees of Duke University and President of The Palmieri Company, a company which restructured large, troubled operating companies. From 2000 to 2003, Mr. Koskinen served as Deputy Mayor and City Administrator of the District of Columbia.

Stan Lundine.    Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives. Mr. Lundine is a Director of US Investigations Services, Inc. and John G. Ullman and Associates, Inc.

Gordon J. O’Brien.    Mr. O’Brien has served as a Senior Vice President and Managing Director since 2001. Prior to his election as a Senior Vice President, he served as a Vice President in 2001. From 1998 to 2001, he was a principal. Mr. O’Brien was a Vice President at Pennington Partners & Company, a private equity fund from 1995 to 1998.

Kenneth D. Peterson, Jr.    Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a firm holding interests in businesses in the international aluminum smelting, aluminum fabrication and finishing and other industries, since 1988. He is a member of the board of directors of, Pac-West Telecomm, Inc., Washington Policy Center, One Communications Corp. and Cogent Communications Group, Inc.

Alvin N. Puryear.    Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship and Professor of Management at Baruch College of the City University of New York and has been on the faculty there since 1970. Prior to 1970, Dr. Puryear held executive positions in finances and computer systems with the Mobil Corporation and Allied Chemical Company, respectively. He is a member of the board of directors of the Bank of Tokyo-Mitsubishi UFG Trust Company.

Ira J. Wagner.    Mr. Wagner has served as our Executive Vice President and Chief Operating Officer since 2001 and served as a Senior Vice President in 2001, prior to becoming Executive Vice President. He has been an employee of our company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Darin R. Winn.    Mr. Winn has served as a Senior Vice President since 2002 and as a Regional Managing Director since 2005. From 2002 to 2005, he was a Managing Director of our company. Mr. Winn served as a Vice President of our company from 2001 to 2002. From 1998 to 2001, he was a Principal. Prior to joining us, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

Committees of Our Board of Directors

Our Board of Directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in Nasdaq listing standards. Similarly, only Mr. Wilkus is an “Interested Person” of American Capital under Section 2(a)(19) of the 1940 Act. The Board of Directors holds regular quarterly meetings and meets on other occasions when required by circumstances. Certain directors also serve on the Board of Directors principal standing committees. The committees, their primary functions and memberships are described below.

Executive Committee. This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Harper and Wilkus and Dr. Puryear. Mr. Wilkus serves as Chairman. Mr. Wilkus is an “Interested Person” under the 1940 Act.

Audit and Compliance Committee. This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions our management and independent auditors on the application of accounting and reporting standards in our financial statements. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by the Board of Directors and is available on the Investor Relations section of the our web site at www.AmericanCapital.com. This committee’s meetings include, whenever appropriate, executive sessions with our independent auditors, without the presence of management. The Audit and Compliance Committee reviews and provides a recommendation to the Board of Directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with our independent external auditors, our internal auditors and any other relevant consultants, including Houlihan, Lokey, Howard and Zukin. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit and Compliance Committee annually reviews the experience and qualifications of the senior members of the internal audit function and the quality control procedures of the internal auditors. In addition, the Audit and Compliance Committee discusses with the independent auditors, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. The Audit and Compliance Committee is currently composed of Ms. Baskin and Messrs. Hahl, Koskinen and Peterson. Mr. Hahl serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Board of Directors has determined that Mr. Hahl is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act).

Compensation and Corporate Governance Committee. This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering our employee stock option plans. Although the committee consults with senior management to establish our general compensation philosophy, they have the sole authority to set the compensation of our executive officers. It also has responsibility for recommending and considering corporate governance practices and policies and monitoring our litigation docket. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by the Board of Directors and is available on the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005 and amended on March 8, 2007, following a review by the committee. Members of this committee are Messrs. Harper and Lundine and Dr. Puryear. Mr. Harper serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards.

The Compensation and Corporate Governance Committee also serves as the Board of Directors’ standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

The committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary in consultation with the Chairman of the committee sets agendas for the meetings.

Meetings. The Board of Directors held 48 formal meetings during 2006. The Executive Committee held 4 formal meetings during 2006, the Compensation and Corporate Governance Committee held 10 formal meetings during 2006 and the Audit and Compliance Committee held 15 formal meetings during 2006. Each of the directors with the exception of Mr. Peterson attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. At the 2006 Annual Meeting, all of the seven directors then serving attended in person.

Meetings of Disinterested Directors. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act have decided to hold quarterly meetings without persons who are members of management present. Each year, these directors designate a director who is an Independent Director as the “lead director” to preside at such meetings. The designation of a lead director is for a one-year term and a lead director may not succeed himself or herself in that position. If the lead director is unavailable for a meeting, his or her immediate predecessor will serve as lead director for such meeting. At a meeting in February 2007, Mr. Peterson was designated as the lead director for 2007.

DIVIDEND REINVESTMENT PLAN

Pursuant to the DRIP, a stockholder whose shares are registered in his own name may “opt-in” to the plan and elect to reinvest all or a portion of their dividends in shares of our common stock by providing the required enrollment notice to Computershare Trust Company, N.A., the DRIP administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the dividend reinvestment plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next dividend or distribution through the Internet, by telephone or in writing. All distributions to stockholders who do not participate in the DRIP will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when our Board of Directors declares a dividend or distribution.

When we declare a dividend or distribution, stockholders who are participants in the DRIP receive the equivalent of the amount of the dividend or distribution in shares of our common stock. The DRIP administrator will generally purchase shares from us as newly issued or treasury shares at a two percent discount from the “market price”. However, if the market price per share of our common stock on the dividend payment date does not exceed 110% of the net asset value per share of our common stock, the dividends will be invested in shares purchased in the open market and not from us. In such an event, the shares will be sold to participants at the average per share purchase price. The “market price” of our common stock on a particular date will be equal to the average of the daily high and low trading prices reported in The Wall Street Journal NASDAQ listings for the five days on which trading of shares take place immediately prior to the dividend or distribution payment date. Historically, our common stock has traded significantly above the net asset value per share. Therefore, we believe that in most, if not all cases, reinvested dividends will be made in newly issued or treasury shares. Alternatively, our Board of Directors may choose to contribute newly issued shares of our common stock to the DRIP, in lieu of the payment of cash dividends on shares held in the DRIP. The DRIP administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the DRIP participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

The DRIP administrator maintains all stockholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Our common stock in the account of each Plan participant is held by the dividend reinvestment plan administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes shares purchased pursuant to the dividend reinvestment plan.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such dividends or distributions.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Business—Regulated Investment Company Requirements.”

You may obtain additional information about the DRIP by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by contacting the DRIP administrator at the following address: Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or calling (800) 733-5001 (U.S. and Canada) (781) 575-3400 (outside U.S. and Canada) or through the Internet, at www.computershare.com.

DESCRIPTION OF THE SECURITIES

Our authorized capital stock consists of 1,000,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (our preferred stock and our common stock are collectively referred to as the “Capital Stock”). The following summary of our Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation. Reference is made to our Certificate of Incorporation, for a detailed description of the provisions summarized below.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if and when declared by our Board of Directors out of funds legally available therefor. The holders of our common stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the company, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of our preferred stock, if any, then outstanding. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

Preferred Stock

In addition to shares of our common stock, our Certificate of Incorporation authorizes the issuance of shares of our preferred stock. Our Board of Directors is authorized to provide for the issuance of our preferred stock with such preferences, powers, rights and privileges as our Board of Directors deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock, preferred stock, together with all other Senior Securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of our preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on our preferred stock are in arrears by two years or more. We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities

As required by U.S. federal law for all bonds and notes of companies that are publicly offered, our debt securities will be governed by a document called an indenture, a contract entered into between us and Wells Fargo Bank, N.A., a financial institution acting as trustee on your behalf (the “Trustee”), dated April 26, 2007. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The following discussion sets forth the general terms and provisions relating to the indenture and, therefore, the debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities. The indenture and its associated documents, including the debt securities, contain the full text of the matters described in this section and the prospectus supplement and pricing supplement, if any, accompanying this prospectus.

This summary is subject to and qualified in its entirety by reference to all the provisions of the indenture, including definitions of certain terms used in the indenture. In this summary, we describe the meaning of only some of the more important terms. Whenever we refer to particular sections or defined terms of the indenture in this prospectus or in the accompanying prospectus supplement, such sections or defined terms are incorporated by reference here or in the accompanying prospectus supplement. You must look to the indenture for the most complete description of what we describe in summary form in this prospectus and in the accompanying prospectus supplement.

This summary also is subject to and qualified by reference to the description of the particular terms of the series of debt securities described in the accompanying prospectus supplement. Those terms may vary from the terms described in this prospectus. The prospectus supplement relating to each series of debt securities will be attached to the front of this prospectus. There may also be a further prospectus supplement, known as a pricing supplement, which contains the precise terms of debt securities that are offered.

The Trustee has two main roles. First, the Trustee can enforce the rights of the holders of the debt securities (the “Noteholders”) against us if we default on our obligations under the terms of the indenture or the debt securities. There are some limitations on the extent to which the Trustee acts on the Noteholders’ behalf, described later under “— Events of Default — Remedies if an Event of Default Occurs”. Second, the Trustee performs administrative duties for us, such as sending the Noteholders interest and principal payments, transferring their debt securities to new buyers if they sell them, and sending them notices.

We may, in our discretion, issue several distinct series of debt securities, including notes, debentures, medium-term notes, commercial paper, retail notes or similar obligations evidencing indebtedness, under the indenture. The provisions of the indenture allow us not only to issue debt securities with terms different from those previously issued under the applicable indenture, but each series may be reopened and more debt securities of such series may be issued under the indenture, or under one or more supplements to the indenture. We may issue debt securities in amounts that exceed the total amount specified on the cover of a prospectus supplement at any time without consent or notice to the Noteholders.

This section summarizes terms of the debt securities that are common to all series and some other terms that may be applicable. Most of the specific legal, financial and other terms of each specific series of debt securities will be described in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Those terms may vary from the terms described here and may contain some or all of the following:

•	the designation or title and series of such debt securities;

•	the total principal amount of the series of debt securities;

•	any limit on the aggregate principal amount of the series of debt securities, and whether or not such series may be reopened for additional debt securities of that series and on what terms;

•	the purchase price of the debt securities, expressed as a percentage of the principal amount;

•	the date or dates on which the principal will be payable or the method for determining the date or dates of maturity;

•

if the debt securities will bear interest, the interest rate or rates or the method by which the rate or rates will be determined, the date or dates from which any interest will accrue, or the method by which such date or dates shall be determined, the interest payment dates, the record dates for those interest payments and the basis upon which interest shall be calculated or the method by which such date or dates shall be determined;

•

if other than the location specified in this prospectus, the place or places where payments on the debt securities will be made and where the debt securities may be surrendered for registration of transfer or exchange;

•	the terms for redemption, extension or early repayment. if any;

•	the provision for any sinking fund;

•	the terms and conditions, if any, upon which the debt securities may be convertible into our preferred stock, common stock or other securities;

•	the currency or currencies in which the debt securities are denominated and payable if other than U.S. dollars and the manner for determining the equivalent thereof;

•

whether the amount of any payments on the debt securities may be determined with reference to an index, a financial or economic measure or pursuant to a formula and how such amounts are to be determined;

•

if other than the entire principal amount, the portion of the principal amount of any debt securities that shall be payable upon declaration of acceleration of the maturity thereof or the method by which such portion shall be determined;

•	whether the series of debt securities are issuable in certificate form;

•	the identity of the security registrar and paying agent for the debt securities if other than the trustee;

•	any deletions from, modifications of or additions to the events of default, covenants or other provisions in the indenture;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, of the debt securities on a securities exchange;

•	the applicability of the defeasance and covenant defeasance provisions of the indenture; and

•	any other terms of the debt securities consistent with the provisions of the indenture not specified in this prospectus.

The prospectus supplement and pricing supplement, if any, accompanying this prospectus will also describe special federal income tax consequences of the debt securities, including any special U.S. federal income tax, accounting and other considerations.

General

The indenture permits us to issue debt securities from time to time and debt securities issued under the indenture will be issued as part of a series that has been established by us under such indenture. The debt securities will be unsecured and will rank equally with our other outstanding unsecured indebtedness as described under “— Ranking Compared to Other Creditors”.

Form, Exchange and Transfer

Unless we specify otherwise in the prospectus supplement or pricing supplement, if any, accompanying this prospectus, the debt securities will be issued only in fully registered form; without coupons; and in denominations that are even multiples of $1,000.

We will initially issue all debt securities in registered global form. While a debt security is held as a registered global security, only the depositary — i.e., DTC, as defined below under “—Book-Entry Debt Securities” — will be entitled to transfer and exchange the debt security, since the depositary will be the sole holder of the debt security. You will own beneficial interests in a global security through a participant in the depositary’s securities clearance system, and your rights as such an indirect owner will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry procedures below under “— Book-Entry Debt Securities.”

Noteholders may have their debt securities broken into more debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the denomination is authorized and the total principal amount is not changed. Any of these events is called an “exchange.” Whenever any securities are surrendered for exchange, we and the Trustee will execute, authenticate and deliver the debt securities that the Noteholders are entitled to receive.

Noteholders may exchange or transfer their debt securities at the office of the registrar, which may also be the trustee. The registrar acts as our agent for registering debt securities in the names of holders and for transferring and exchanging debt securities, as well as maintaining the list of registered holders.

We can designate additional registrars or paying agents and they would be named in the prospectus supplement or the pricing supplement, if any, accompanying this prospectus. We may cancel the designation of any particular registrar or paying agent. We may also approve a change in the office through which any registrar or paying agent acts. The Trustee may act as the registrar, the paying agent or both.

Noteholders will not be required to pay a service charge to transfer or exchange debt securities, but may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange will only be made if the registrar is satisfied with the Noteholders proof of ownership.

At certain times, Noteholders may not be able to transfer or exchange their debt securities. If the debt securities are redeemable and we redeem any series of such debt securities, or any part of any such series, then we may prevent the Noteholders from transferring or exchanging these debt securities. We may do this during the period beginning 15 calendar days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders so we can prepare the mailing. We may also refuse to register transfers or exchanges of debt securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.

The rules for exchange described above apply to exchange of debt securities for other debt securities of the same series and kind. If a debt security is convertible, exercisable or exchangeable into or for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of conversion, exercise or exchange will be described in the accompanying prospectus supplement.

Payment and Paying Agents

We will pay interest to a Noteholder if the Noteholder is a direct holder listed in the registrar’s records at the close of business on a particular day in advance of each due date for interest, even if the Noteholder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the “record date” and will be stated in the prospectus supplement and pricing supplement, if any, accompanying this prospectus. Because we will pay all the interest for an interest period to the Noteholder on the record date, holders buying and selling securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the securities to prorate interest fairly between buyer and seller. This prorated interest amount is called “accrued interest.”

We will pay interest, principal and any other money due on the debt securities at the corporate trust office of the trustee in the United States. We may also choose to pay interest by mailing checks. “Book-entry” and other indirect holders of debt securities should consult their banks, brokers or other financial institutions for information on how they will receive payments. We will provide additional information and specifics regarding the payment of interest, principal and any other sums due in the applicable prospectus supplement, or pricing supplement, if any, accompanying this prospectus.

We may also arrange for additional payment offices, and may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called “paying agents.” We may also choose to act as our own paying agent or choose one of our subsidiaries to do so. We must notify holders of changes in the paying agents for any particular series of debt securities.

Notices

We and the Trustee will send notices regarding the debt securities only to direct holders, using their addresses as listed in the Trustee’s records.

Regardless of who acts as paying agent, all money that we forward to a paying agent that remains unclaimed will, at our request, be repaid to the Trustee at the end of two years after the amount was due to the direct holder. After that two-year period, Noteholders may look only to the Trustee for payment and not to us or any other paying agent.

Special Situations

Mergers and Similar Transactions. Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell substantially all of our assets to another entity or to buy substantially all of the assets of another entity. However, we may not consolidate or merge with another entity or convey, transfer or lease our properties or assets substantially as an entirety or permit another entity to consolidate or merge with us unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving entity;

•	immediately after the transaction no event of default will exist; and

•

we have delivered to the Trustee a certificate of an officer and an opinion of counsel, each stating that the transaction complies with the indenture and that all conditions precedent to the transaction set forth in the indenture have been satisfied.

Modification or Waiver. Under certain circumstances, we can make changes to the indenture and the debt securities. Some types of changes require the approval of each Noteholder affected thereby, some require approval by a majority vote with respect to each affected series of debt securities and some changes do not require any approval at all.

Changes Requiring Specific Approval of Noteholders. First, there are changes that cannot be made to the debt securities without specific approval from the Noteholders. The following is a list of those types of changes:

•	changing the stated maturity of the principal of or interest on such debt security;

•	reducing the principal amount of, or rate of interest on, such debt security, including the amount payable upon acceleration of the maturity of that security;

•	changing the place or currency of any payment on such debt security;

•	impairing the right to sue for payment on or with respect to such debt security;

•	reducing the percentage of outstanding debt securities that must consent to a modification or amendment of the indenture;

•

reducing the percentage of outstanding debt securities that must consent to a waiver of compliance with certain provisions of the indenture, including provisions relating to quorum or voting or for waiver of certain defaults;

•	making any change to this list of changes that requires specific approval from the Noteholders.

Changes Requiring a Majority Vote of the Holders of a Series of Debt Securities. The second type of change to the indenture and the debt securities is the kind that requires a vote in favor of such change by Noteholders owning not less than a majority of the principal amount of the particular series affected. The changes falling in this category are not expressly stated and include those changes that do not require specific approval of Noteholders, as well as changes that do not fall into the category of changes that do not require any approval.

Changes Not Requiring Approval of Noteholders. The third type of change does not require any vote by Noteholders. This type is limited to clarifications and certain other changes that would not adversely affect Noteholders in any material respect.

Further Details Concerning Voting. Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust for Noteholders money for their payment or redemption. A debt security does not cease to be outstanding because we or an affiliate of us is holding the debt security, but will be deemed not outstanding in determining whether the holders of the requisite amount of debt securities have acted under the indenture.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding securities that are entitled to vote or take other action under the indenture. However, the indenture does not oblige us to fix any record date at all. If we set a record date for a vote or other action to be taken by holders of a particular series, that vote or action may be taken only by holders of outstanding debt securities of that series on the record date, whether or not such persons remain holders after such record date, and must be taken within 180 days following the record date.

“Book-entry” and other indirect holders should consult their banks, brokers or other financial institutions for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance and Covenant Defeasance. When we establish a series of debt securities, we may provide that the series be subject to the defeasance and discharge provisions of the indenture. If those provisions are made applicable, we may elect either:

•	to defease and be discharged from, subject to some limitations, all of our obligations with respect to those debt securities; or

•	to be released from our obligations to comply with specified covenants relating to those debt securities as described in the applicable prospectus supplement.

To effect the defeasance or covenant defeasance, we must irrevocably deposit in trust with the relevant trustee an amount in any combination of funds or government obligations, which, through the payment of principal and interest in accordance with their terms, will provide money sufficient to make payments on those debt securities and any mandatory sinking fund or analogous payments on those debt securities.

On such a defeasance, we will not be released from obligations:

•	to indemnify the Trustee;

•	to pay additional amounts, if any, upon the occurrence of some events;

•	to register the transfer or exchange of those debt securities;

•	to replace some of those debt securities;

•	to maintain an office or agency relating to those debt securities; or

•	to hold moneys for payment in trust.

To establish such a trust we must, among other things, deliver to the relevant trustee an opinion of counsel to the effect that the holders of those debt securities:

•	will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the defeasance or covenant defeasance; and

•

will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the defeasance or covenant defeasance had not occurred. In the case of defeasance, the opinion of counsel must be based upon a ruling of the IRS or a change in applicable U.S. federal income tax law occurring after the date of the applicable indenture.

If we effect covenant defeasance with respect to any debt securities, the amount on deposit with the relevant trustee will be sufficient to pay amounts due on the debt securities at the time of their stated maturity. However, those debt securities may become due and payable prior to their stated maturity if there is an event of default with respect to a covenant from which we have not been released. If that happens, the amount on deposit may not be sufficient to pay all amounts due on the debt securities at the time of the acceleration.

The applicable prospectus supplement may further describe the provisions, if any, permitting defeasance or covenant defeasance, including any modifications to the provisions described above.

Redemption. The indenture under which the debt securities are issued may permit us to redeem such debt securities. If so, we may be able to pay off the securities before their scheduled maturity. If we have this right with respect to your specific securities, the right will be outlined in the prospectus supplement and/or the applicable pricing supplement. It will also specify when we can exercise this right and how much we will have to pay in order to redeem the debt securities.

If we choose to redeem the debt securities, we or the Trustee will mail written notice to the Noteholders not less than 20 days and not more than 50 days, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any, prior to redemption. Also, the Noteholders may be prevented from exchanging or transferring the debt securities when they are subject to redemption, as described under “— Form, Exchange and Transfer” above. In case any debt securities are to be redeemed in part only, the notice will provide that, upon surrender of such security, the Noteholders will receive, without a charge, a new debt security or debt securities of authorized denominations representing the principal amount of the remaining unredeemed debt securities.

Ranking Compared to Other Creditors

The debt securities are not secured by any of our property or assets. Accordingly, the Noteholders’ ownership of debt securities means the Noteholders are one of our unsecured creditors.

Unsecured debt securities will be issued under the indenture. The debt securities will rank equally in right of payment with one another, with all our other outstanding unsecured indebtedness, and with our future unsecured indebtedness.

Events of Default

Noteholders will have special rights if an event of default occurs and is not cured, as described later in this subsection.

What Is an Event of Default? The following constitute events of default under the indenture and with respect to any series of debt securities, unless otherwise specified in the applicable prospectus supplement, and pricing supplement, if any:

•	we fail to make any interest payment on a debt security when it is due, and we do not cure this default within 30 days;

•	we fail to make any payment of principal when it is due at the maturity of any security;

•	we fail to deposit a sinking fund payment when due, and we do not cure this default within 5 days;

•	we fail to comply with the indenture, and after we have been notified of the default by the Trustee or holders of 25% in principal amount of the series, we do not cure the default within 60 days;

•	we file for bankruptcy, or other events in bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100 per centum; or

•	any other event of default described in the applicable prospectus supplement with respect to any particular series of debt securities occurs.

Remedies if an Event of Default Occurs. Noteholders will have the following remedies if an event of default occurs:

Acceleration. If an event of default other than an event of default relating to events in bankruptcy, insolvency or reorganization has occurred and has not been cured or waived, then the Trustee or the holders of not less than 25% in principal amount of the securities of the affected series may declare the entire principal amount of and any and all accrued and unpaid interest on all the securities of that series to be due and immediately payable. An acceleration of maturity may be cancelled by the holders of at least a majority in principal amount of the debt securities of the affected series, if all events of default have been cured or waived and certain other conditions are satisfied.

If an event of default relating to events in bankruptcy, insolvency or reorganization has occurred, all unpaid principal and accrued and unpaid interest, and liquidated damages, if any, become immediately due and payable without any declaration or other act of the Trustee or any holder.

Special Duties of Trustee. If an event of default occurs, the Trustee will have some special duties. In that situation, the Trustee will be obligated to use those of its rights and powers under the indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Majority Noteholders May Direct the Trustee to Take Actions to Protect Their Interests. The Trustee is not required to take any action under the indenture at the request of any Noteholders unless the Noteholders offer the trustee reasonable protection from expenses and liability. This is called an “indemnity.” If the Trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of the relevant series of debt securities may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority Noteholders may also direct the Trustee in performing any other action under the indenture.

Individual Actions Noteholders May Take if the Trustee Fails to Act. Before Noteholders can bypass the trustee and bring their own lawsuit or other formal legal action or take other steps to enforce their rights or protect their interests relating to the debt securities, the following must occur:

•	Noteholders must give the Trustee written notice that an event of default has occurred and remains uncured;

•

the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the Trustee take action because of the default, and must offer reasonable indemnity to the Trustee against the costs, expenses and other liabilities of taking that action;

•	the Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	during the 60-day period, the holders of a majority in principal amount of the debt securities of that series do not give the Trustee a direction inconsistent with the request.

However, Noteholders are entitled at any time to bring an individual lawsuit for the payment of the money due on their debt securities on or after its due date.

“Book-entry” and other indirect holders should consult their banks, brokers or other financial institutions for information on how to give notice or direction to or make a request of the Trustee and to make or cancel a declaration of acceleration.

Waiver of Default. The holders of a majority in principal amount of the relevant series of debt securities may waive a default for the debt securities of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on a Noteholder’s debt security, however, without the Noteholder’s individual approval.

We Will Give the Trustee Information About Defaults Periodically

At the end of each fiscal year we will give to the Trustee a written statement of one of our officers certifying that to the best of his or her knowledge we are in compliance with the indenture and the debt securities, or else specifying any default. The Trustee may withhold notice of any uncured default from the Noteholders, except for payment defaults, if it determines that withholding notice is in the Noteholders’ interest.

Certain Covenants

The indenture under which the debt securities are issued will require us to, unless otherwise specified in the applicable prospectus supplement and pricing supplement, if any:

•	duly and punctually pay the principal of and any premium and interest on the debt securities of each series in accordance with the terms of the debt securities and the indenture;

•

maintain an office or agency where the debt securities may be presented or surrendered for payment, registration of transfer or exchange, and where notices and demands to or upon us regarding the securities and the indenture may be served;

•

if we act as our own paying agent at any time, segregate and hold in trust, for the benefit of the holders, an amount of money, in the currency in which the securities are payable, sufficient to pay the principal and any premium or interest due on the securities of any series on or before the due date for such payment;

•

do all things necessary to preserve and keep in full force and effect our existence, rights (charter and statutory) and franchises unless failure to do so would not disadvantage the Noteholders in any material respect;

•

deliver an officers’ certificate to the Trustee, within 120 calendar days after the end of each fiscal year, stating whether or not, to the best knowledge of the persons signing the officers’ certificate, we are in default in the performance and observance of any of the terms, provisions and conditions of the indenture and, if we are, specifying all such defaults and the nature and status thereof of which we may have knowledge;

•	maintain, preserve, and keep our material properties that are used in the conduct of our business in good repair, condition and working order, ordinary wear and tear excepted; and

•

pay or discharge when due all taxes, assessments and governmental charges levied or imposed upon us or our income, profits or property, as well as all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon our property, except those contested in good faith or that would not have a material adverse effect on us.

Governing Law

The indenture and the debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry Debt Securities

Unless otherwise indicated in the prospectus supplement, the Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. This means that certificates will not be issued to each holder of debt securities. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

Purchases of debt securities under the DTC system must be made by or through participants (for example, brokers), who will receive credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each debt security will be recorded on the records of the participant. Beneficial owners of the debt securities will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the participant through which the beneficial owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the debt securities; DTC’s records reflect only the identity of the participants to whose accounts such debt securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to participants and by participants to beneficial owners will be governed by arrangements among them, subject to statutory or regulatory requirements as may be in effect from time to time.

Proceeds, distributions or other payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts, upon DTC’s receipt of funds in accordance with their respective holdings shown on DTC’s records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the debt securities are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor depository). In that event, certificates representing the debt securities will be printed and delivered.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants deposit with DTC. DTC also facilitates the post-trade settlement among participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between participants’ accounts. This eliminates the need for physical movement of securities certificates. Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC has Standard & Poor’s highest rating, AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

Outstanding Securities.    The following are the classes of outstanding securities of our company as of May 25, 2007:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	0	169,551,839
Undesignated Preferred Stock	5,000,000	0	0

CERTAIN PROVISIONS OF OUR CERTIFICATE OF

INCORPORATION AND SECOND AMENDED AND RESTATED BYLAWS

Limitation On Liability of Directors.    We have adopted provisions in our Certificate of Incorporation limiting the liability of our directors, officers and employees for monetary damages to the extent permitted under Delaware law. The effect of this provision in our Certificate of Incorporation is to eliminate our rights and our stockholders’ rights (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate our rights or any stockholder rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions.    Our Certificate of Incorporation and our Second Amended and Restated Bylaws contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our Certificate of Incorporation and our Second Amended and Restated Bylaws.

Number of Directors; Removal; Filling Vacancies.    Our Certificate of Incorporation provides that the number of directors will be determined pursuant to the Bylaws. In addition, our Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our Certificate of Incorporation provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, our Board of Directors could temporarily prevent any stockholder from enlarging our board of directors and filling the new directorships with such stockholder’s own nominees.

Our Certificate of Incorporation also provides that, except as may be provided in a resolution designating any class or series of preferred stock, our directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

No Stockholder Action By Written Consent.    Our Certificate of Incorporation and our Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of our stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, our Board of Directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which our directors are to be elected, will be eligible for election as our directors and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by us not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

Amendment of Our Certificate of Incorporation and Second Amended and Restated Bylaws.    Our Certificate of Incorporation provides that the provisions therein relating to our classified Board of Directors, the number of directors, vacancies on our board of directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors voting together as a single class.

Our Certificate of Incorporation also provides that the other provisions of such certificate of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our Board of Directors then in office and a majority of the voting power of all of the shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Our Certificate of Incorporation also provides that our Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing our Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our Certificate of Incorporation and Second Amended and Restated Bylaws. These provisions, however, also will make it more difficult for stockholders to amend the Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of our Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

REGULATION

We are closed-end, non-diversified, management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act and, as such, is subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless so authorized by the vote of a majority, as defined in the 1940 Act, of our outstanding voting securities.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes.

Under the 1940 Act, a BDC may not acquire any asset other than qualifying assets of the type listed in Section 55(a) of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (other than noninvestment assets related to the operation of the BDC). The principal categories of qualifying assets relevant to our business are the following:

(i)	securities purchased in transactions not involving any public offering from:

a)	an issuer that (i) is organized and has its principal place of business in the United States, (ii) is not an investment company other than a small business investment company wholly owned by the business development company, and (iii) does not have any class of securities listed on a national securities exchange; or

b)	an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer’s outstanding voting securities;

(ii)	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

(iii)	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in clause (i) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SHARE REPURCHASES

Common stock of closed-end investment companies frequently trade at discounts from net asset value. We cannot predict whether our shares of common stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount from our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose will reduce our net income. During 1998, in accordance with the regulations governing RICs, we repurchased 30,000 shares of our outstanding common stock. In 1999, we repurchased warrants for 393,675 shares of our common stock that were previously sold to certain underwriters in connection with our initial public offering.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement or pricing supplement, if any, accompanying this prospectus.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock. We may also not offer our debt securities if our BDC asset coverage ratio would be less than 200% after giving effect to such offering.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement or pricing supplement accompanying this prospectus. The maximum commission or discount to be received by any National Association of Securities Dealers member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Unless we indicate otherwise in the applicable prospectus supplement, any of our securities sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which such securities are traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR, AND TRUSTEE

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010. Wells Fargo Bank, National Association is the trustee under the indenture governing our debt securities. Its principal business address is 919 Market St., Suite 1600, Wilmington, DE 19801.

LEGAL MATTERS

The legality of the Securities offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. If certain legal matters in connection with an offering of Securities are passed upon by counsel for the underwriters, if any, of such offering, that counsel will be named in the related prospectus supplement or pricing supplement, if any, accompanying this prospectus.

Samuel A. Flax, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, served as counsel to Arnold & Porter LLP from January 1, 2005, through December 31, 2005, and was previously a partner at that firm.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, our consolidated financial highlights for each of the five years in the period ended December 31, 2006, as set forth in their report dated February 27, 2007, and our schedule 12-14 for the year ended December 31, 2006, as set forth in their report dated February 27, 2007. Ernst & Young LLP has also audited our senior securities table as of December 31, 2006, as set forth in their report dated April 13, 2007. We have included our consolidated financial statements, consolidated financial highlights, schedule 12-14, and senior securities table in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1, 57
Investment Objective and Policies	SAI-2	70
Management	SAI-2	92
Control Persons and Principal Holders of Our Common Stock	SAI-23	—
Certain Transactions with Related Persons	SAI-24	—
Investment Advisory Services	SAI-25	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar and Trustee	SAI-25	112
Consolidated Financial Statements	SAI-25	F-1
Brokerage Allocation and Other Practices	SAI-25	—
Tax Status	SAI-25	—

AMERICAN CAPITAL STRATEGIES, LTD.

STATEMENT OF ADDITIONAL INFORMATION [JUNE 5], 2007

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated [June 5], 2007 relating to this offering and the accompanying prospectus supplement, if any. A copy of the prospectus and the relevant accompanying prospectus supplement or pricing supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1, 57
Investment Objective and Policies	SAI-2	70
Management	SAI-2	92
Control Persons and Principal Holders of Our Common Stock	SAI-23	—
Certain Transactions with Related Persons	SAI-24	—
Investment Advisory Services	SAI-25	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar and Trustee	SAI-25	112
Consolidated Financial Statements	SAI-25	F-1
Brokerage Allocation and Other Practices	SAI-25	—
Tax Status	SAI-25	—

SAI-1

GENERAL INFORMATION AND HISTORY

We are the largest business development company (“BDC”) and a leading U.S. publicly traded alternative asset manager. We, both directly and through our global asset management business, are an investor in management and employee buyouts, private equity buyouts and early stage and mature private and public companies. Our business consists of two primary segments—our investment portfolio and our alternative asset management business. We were incorporated in Delaware in 1986. On August 29, 1997, we completed an initial public offering of 10,382,437 shares of our common stock and became a non-diversified, closed-end management investment company that has elected to be treated as a BDC under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT OBJECTIVES AND POLICIES

Our investment objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business. In addition, we invest in commercial mortgage backed securities (“CMBS”) and collateralized debt obligation (“CDO”) securities and invest in investment funds managed by us. Additionally, through our asset management business, we also earn base management fees based on the size of our funds and incentive income based on the performance of our funds. In addition, we may invest directly into our alternative asset funds and earn investment income from our principal investments in those funds. We intend to grow our existing funds, while continuing to create innovative products to meet the increasing demand of sophisticated investors for superior risk-adjusted investment returns. We will at all times seek to conduct our business so as to retain our status as a BDC and to qualify to be taxed as a RIC. We had $9.8 billion in assets under management as of December 31, 2006, including $2.5 billion under management of third party funds. A discussion of the selected financial data, supplementary financial information and management’s discussion and analysis of financial condition and results of operations is included in the prospectus. We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Palo Alto, Frankfurt, London and Paris.

MANAGEMENT

Compensation of Executive Officers and Directors

Under the Securities and Exchange Commission (the “SEC”) rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following tables set forth compensation earned during the year ended December 31, 2006, by all of our directors, our principal executive officer, our principal financial officer and each of our three highest paid executive officers (collectively, “Named Executive Officers,” or “NEOs”).

SAI-2

DIRECTOR COMPENSATION

Through June 30, 2006, non-employee directors were paid a retainer for service on the Board of Directors at the rate of $50,000 per year, with the lead director and members chairing a committee receiving an additional retainer at the rate of $5,000 per year. In addition, non-employee directors received a fee of $1,500 for attending Board or committee meetings and certain other meetings, with approval of the Chairman of our Board of Directors. As of July 1, 2006, the annual retainer was increased to $75,000, the annual lead director and committee chairman fee was increased to $10,000 and the per meeting fee was increased to $2,500. In addition, as of July 1, 2006, non-employee directors began receiving a fee from us computed at the rate of $30,000 per year for each American Capital portfolio company board of directors on which they served, in lieu of any payment by the portfolio company. Previously, they had received fees directly from the portfolio company. Directors are reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with the Board of Directors and committee meetings. Directors who are our employees do not receive additional compensation for service as a member of the Board of Directors.

The following table sets forth the compensation received by each non-employee director during 2006:

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)
Mary C. Baskin (2000)	221,000	—	47,917	—	—	193,121	462,038
Neil M. Hahl (1997)	246,500	—	47,917	—	—	275,311	569,728
Philip R. Harper (1997)	203,500	—	47,917	—	—	275,797	527,214
Stan Lundine (1997)	173,000	—	47,917	—	—	276,027	496,944
Alvin N. Puryear (1998)	221,000	—	47,917	—	—	248,946	517,863
Kenneth D. Peterson, Jr. (2001)	143,500	—	47,917	—	—	165,213	356,630
John A. Koskinen (2007)(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Mr. Koskinen was not a member of the Board of Directors in 2006. He was appointed to the Board of Directors and the Audit and Compliance Committee on February 1, 2007.
(2)	The column “Fees Earned or Paid in Cash” includes payments by us to directors in 2006 for serving on the following boards of directors of our portfolio companies in the following amounts: Ms. Baskin—$30,000 for SAV Holdings, Inc. and eLynx Holdings, Inc.; Mr.Hahl—$45,000 for Pasternack Enterprises, WWC Acquisitions, Inc. and The Meadows of Wickenburg, L.P.; Mr. Harper—$15,000 for Soil Safe Holdings, Inc.; and Dr. Puryear—$30,000 for Ranpak Corporation and Financial Asset Management Systems, Inc.
(3)	For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2006. On December 31, 2006, Ms. Baskin, Messrs. Hall, Harper, Lundine, Dr. Puryear and Mr. Peterson had the following aggregate option awards outstanding: 40,000; 25,000; 25,000; 30,000; 25,000; and 40,000, respectively.
(4)	The amounts in the “All Other Compensation” column includes amounts vested and amounts accrued but not yet vested as of December 31, 2006, under the Disinterested Director Retention Plan as follows: Messrs. Hahl, Harper and Lundine—$275,000 each; Dr. Puryear—$247,500; Ms. Baskin—$192,500, and Mr. Peterson—$165,000. The remaining amounts are tax gross-ups relating to certain perquisites that total less than $10,000 per director.

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Director Option Plan

We have established a series of option plans for our non-employee directors, each of which must be approved by the SEC under the 1940 Act to become effective. The first was the 1997 Disinterested Director Stock Option Plan, which was approved by the SEC on May 14, 1999, and which provided for the issuance to participants of options to purchase an aggregate of 150,000 shares of our common stock. Messrs. Hahl, Harper and Lundine and Dr. Puryear, each received automatic grants of options to purchase 15,000 shares of our common stock when the plan was approved by the SEC. In addition, as of May 15, 2000, Messrs. Hahl, Harper and Lundine and Dr. Puryear each received grants of options to purchase an additional 5,000 shares of our common stock. Ms. Baskin and Mr. Peterson were granted options for 15,000 shares of our common stock each on June 15, 2000, and January 23, 2001, respectively and Mr. Koskinen was granted options for 20,000 shares of our common stock on February 2, 2007. All such options have vested except Mr. Koskinen’s options, which will vest over a three-year period on each of the first three anniversaries of their date of grant. All unexercised options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expire on November 6, 2007, and Dr. Puryear’s initial grant expires on September 15, 2008.

The second plan was the 2000 Disinterested Director Stock Option Plan, which provides for the issuance of options to purchase up to 150,000 shares of our common stock, and which became effective on February 28, 2006, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Lundine, and Peterson, and Dr. Puryear, who were our directors on the date of the order, each received an automatic grant of options to purchase 25,000 shares of our common stock. All such options have now vested. These options expire on October 30, 2013.

The third plan was the 2006 Stock Option Plan (together with the 1997 Disinterested Director Stock Option Plan and the 2000 Director Stock Option Plan, the “Existing Director Stock Option Plans”), which provides for the issuance to non-employee directors of options to purchase up to 320,000 shares of our common stock, and which became effective on February 16, 2007, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear, each received an automatic grant of options to purchase 40,000 shares of our common stock on February 16, 2007. All such options will vest over the first three anniversaries of May 11, 2007, except Mr. Koskinen’s options, which will vest over the first three anniversaries of February 1, 2007. These options expire on May 11, 2016, except Mr. Koskinen’s options which will expire on February 1, 2017. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

On July 27, 2006, the Board of Directors approved the American Capital Strategies, Ltd. Disinterested Director Retention Plan (the “Retention Plan”). We established the Retention Plan for the purposes of attracting and retaining non-employee directors of outstanding competence. All our directors who are not “interested” and have completed at least one year of service on the Board of Directors are eligible to participate in the Plan.

The Retention Plan is a nonqualified deferred compensation plan, which will provide a lump sum payment equal to the number of full and partial years of service as a director multiplied by the annual director retention fee in place at the time of termination of service. Such payment will be made to a separate bookkeeping account maintained on behalf of the participant. The payment will be made in cash shortly following termination of service on the Board of Directors. No payment will be made if there is a unanimous vote not to make such payment by the remaining directors. The participants will not have access to or control of the payment until separation from the Board of Directors. Ms. Baskin and Messrs. Hahl, Harper, Lundine, and Peterson, and Dr. Puryear, who were directors at the time the Retention Plan was adopted, will vest in their respective accounts upon the earlier of (i): 20% on August 1, 2006, 40% on February 1, 2007, 60% on August 1, 2007, 80% on February 1, 2008 and 100% on August 1, 2008, and (ii) such director becoming fully vested in his or her account immediately upon the director’s death, disability or upon the occurrence of a change of control. Mr. Koskinen will become fully vested in his account upon the one-year anniversary of his appointment to the Board of

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Directors. Any of our directors will be fully vested in his or her account immediately upon becoming an eligible participant in the Retention Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is a discussion of certain aspects of our compensation program and practices as they relate to our principal executive officer, our principal financial officer and our three other most highly-paid executive officers for 2006, whom we refer to below collectively as our “named executive officers,” or “NEOs.” We also refer to our CEO, COO, CFO and GC as our “senior management.”

Executive Compensation Philosophy and Objectives

We believe that our continued success depends on our ability to attract, motivate and retain outstanding executive officers through the use of both current and long-term incentive compensation programs that are competitive in a global market. We also believe that as a public company, certain elements of our executive compensation program should be designed to align employee interests with those of the stockholders and to reward performance above established goals, which is why we have implemented our long-term incentive compensation plans. We establish compensation levels based on competitive market conditions for each officer, the performance of each officer and our performance. Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Compensation and Corporate Governance Committee (the “Committee”) to determine if our executive officers are meeting their stated objectives and the programs are providing their intended results.

Decision-Making Process; Role of Executive Officers

The Committee performs an extensive review of each element of compensation of our executive officers at least once a year and makes a final determination regarding any adjustments to current compensation structure and levels after considering a number of factors. The Committee generally takes into account the scope of an officer’s responsibilities and experience and balances these factors against competitive compensation levels. During the annual review process, the Committee will also review our estimated full-year financial results against financial performance in prior periods with members of senior management and consider research performed by our senior vice president - human resources (“SVP HR”) and his staff on compensation structure and levels at firms with which we believe we compete for executive officers (“Industry Data”). We compete for executive talent primarily with private companies such as private equity, mezzanine and hedge funds and non-public asset management companies. In addition, the Committee considers recommendations made by our CEO and SVP HR with regard to compensation for each of the other NEOs, based on the Industry Data, the performance of each executive officer and the performance of the company over the past year.

Compensation Consultants

Under its charter, the Committee has the authority to select, retain and terminate compensation consultants. The Committee or management, on its behalf, has retained outside compensation consultants in the past to review current compensation levels, present comparative data and provide recommendations for compensation practices. The Committee retained such compensation consultants based on the recommendations of its members and of senior management and on the consultants’ independence and knowledge of our industry and competing businesses.

The Committee has also obtained Industry Data from various compensation consulting firms. For instance, during each of the past four years, the Committee reviewed compensation surveys by McLagan Partners, Mercer Human Resources Consulting, The Holt Private Equity Compensation Survey and Heidrick & Struggles in

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connection with its annual executive compensation review process. Additionally, in 2006, we, at the Committee’s request, engaged McLagan Partners and Heidrick & Struggles to conduct specific research to clarify or enhance the accuracy of the Industry Data reviewed by the Committee.

Benchmarking of Compensation

We do not specifically benchmark the compensation of our executive officers against that paid by other companies with publicly traded securities. This is because we believe that our primary competitors in both our business and for recruiting executive officers and other employees are private equity firms. Such entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys, such as those noted above, and other sources provide us Industry Data with regard to these firms, the Committee feels that without accurate, publicly disclosed information on these entities that would serve as benchmarks, it is inappropriate to set formal benchmarking procedures.

Elements of Compensation

We pay our named executive officers a combination of base salary, cash bonus and long-term incentive compensation, in addition to providing health, retirement and other benefits. In addition, we have entered into employment agreements with each of the NEOs. In accordance with applicable regulations and the Committee’s charter, the Committee is required to approve any changes in the compensation of our executive officers. We have not adopted any formal policies or guidelines for allocating compensation between long-term compensation and regularly-paid income or between cash and non-cash compensation. We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Compensation for our NEOs though has recently been weighted toward bonus and long-term incentive compensation. For our NEOs, salary paid bi-weekly constituted 15.2% to 18.5% of total compensation, bonuses typically paid once a quarter constituted 23.8% to 34.9% of total compensation and long-term incentive compensation constituted the remaining 49.9% to 59.7% of total compensation in 2006. Each element of compensation is discussed briefly below.

Base Salary

Each named executive officer receives a component of his cash compensation as base salary. We establish base salary after considering a variety of factors, including competitive market conditions for executive officers, the scope of their responsibilities and the performance of each executive officer and the performance of our company. Base salaries are used to attract, motivate and retain outstanding employees.

Base salaries for our executive officers are reviewed annually by the Committee and at the time of a promotion or other change in responsibility of an executive officer and may be adjusted after considering the above factors. Each named executive officer’s employment agreement sets a minimum base salary, described below.

Bonus

Each named executive officer is entitled to participate in a performance-based target bonus program under which he may receive a bonus based on a target percentage of his salary. The percentage of the target bonus for each NEO is generally determined by the Committee each year prior to or shortly after the beginning of the year. The target bonuses for our NEOs currently range from 150% to 230% of their respective base salaries. Each named executive officer’s employment agreement sets a minimum target bonus percentage. While a portion of the bonus may be paid after the end of each first three quarters of the year, most of the bonus is eligible to be paid only after the year has concluded and the Committee has the opportunity to review the company’s and the named executive officer’s performance for the entire year. Payment of the year-end target bonus in 2006 was also

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contingent on the company’s achievement of certain performance goals set by the Committee intended to qualify under Section 162(m) of the Code (the “Section 162(m) Criteria”). For 2007, we have established Section 162(m) Criteria for the second and third calendar quarters and the full year. The portion of each executive officer’s target bonus that is contingent on achievement of Section 162(m) Criteria is paid as part of our Incentive Bonus Plan and is described further below.

We structured these quarterly bonuses in such manner to motivate our named executive officers throughout the year and to match rewards with actual performance when value is added, with a larger amount typically paid at the end of the year. After the conclusion of each year, the Committee meets to review each executive officer’s performance and our overall performance for the year, including the achievement of the Section 162(m) Criteria. Bonus amounts paid in 2006 that were contingent upon the Section 162(m) Criteria are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, below, and the bonus amounts paid in 2006 that were not contingent upon such criteria are included in the “Bonus” column of the Summary Compensation Table, below.

Long-Term Incentive Compensation Plans

Each named executive officer participates in long-term incentive compensation plans as do virtually all of our employees. The Committee and the Board of Directors believe that stock-based incentive compensation is necessary to help attract, motivate and retain outstanding officers, employees and directors and to align further their interests with those of our stockholders. Thus, stock-based compensation advances the interests of our company. However, as a business development company we are restricted under the 1940 Act in the forms of incentive compensation that we can provide to our employees. For instance, we cannot compensate employees with stock appreciation rights. We compete with numerous private equity, mezzanine and hedge funds for our investment professionals. Such funds commonly pay 20% of the profits (including capital gains), or carried interest, of each newly-raised fund that it manages to the partners and employees of such fund. We have three long-term equity based incentive plans based on these considerations.

Employee Investment and Stock Ownership Plan

We have established the American Capital Strategies, Ltd. Employee Investment and Stock Ownership Plan (the “ESOP”) as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. We maintain the ESOP for the benefit of our employees to enable them to share in our growth and supplement their personal savings and social security. The ESOP provides that participants will receive allocations of our common stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. We do not match or otherwise make contributions to the profit sharing plan. The NEOs participate in the ESOP on the same basis as all of our other employees.

Employee Option Plans

Under conditions specified in the 1940 Act, business development companies are permitted to issue stock options to their employees. Thus, stock options are another element of our named executive officers’ compensation. We currently maintain the Existing Option Plans, which provide for the grant of incentive stock options and nonqualified stock options. All of our employees are eligible to participate in our Existing Option Plans

We established the Existing Option Plans for the purpose of attracting and retaining executive officers and other key employees, and with respect to the 2006 Stock Option Plan, non-executive directors. Except with respect to the 2006 Employee Stock Option Plan, non-employee directors may not participate. Options for a maximum of 1,828,252 shares, 3,800,000 shares, 1,950,000 shares, 3,500,000 shares, 2,100,000 shares,

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5,500,000 shares and 6,750,000 shares of our common stock were available for issuance to employees under the 1997 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan, the 2004 Employee Stock Option Plan, the 2005 Employee Stock Option Plan and the 2006 Stock Option Plan, respectively. Under the 2006 Stock Option Plan, options for a maximum of 320,000 shares of our common stock were available for issuance to non-employee directors. Including forfeitures of previously granted options, as of March 16, 2007 options for an aggregate of 1,396,941 shares of our common stock were available for grant under the Existing Director Stock Option Plans and the Existing Option Plans, options for 15,645,002 shares of our common stock were outstanding and options for 8,706,309 shares of our common stock have been exercised.

The Committee administers the Existing Option Plans. Each of the Existing Option Plans sets a maximum number of shares that may be granted to any single participant. The Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options, including the recommendations of senior management. The Committee generally takes into account the scope of an officer’s responsibilities and experience and balances these factors against competitive compensation levels to attract, motivate and retain outstanding officers. The Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. In addition, the Committee is also authorized under the 2003 Employee Stock Option Plan, the 2004 Employee Stock Option Plan, the 2005 Employee Stock Option Plan and the 2006 Stock Option Plan to reduce the exercise price of the options issued thereunder by an amount equal to the per share amount of any cash dividend paid to stockholders. The exercise price of options issued under the 2003 Employee Stock Option Plan and those under the 2004 Employee Stock Option Plan, but not the 2005 Employee Stock Option Plan or the 2006 Stock Option Plan, have been adjusted following the payment of certain cash dividends. The Committee, however, has suspended the operation of all such adjustments and will not adjust the exercise price of options granted under the Existing Option Plans following the occurrence of any of the foregoing events unless we receive confirmation from the staff of the SEC that we may do so.

Options may be exercised during a period of no more ten years following the date of grant. The Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price at the date of issuance must not be less than the current market price for the underlying stock, that the plan must be approved by a majority of our directors who are not “Interested Persons” and by the stockholders, and that we not have a profit-sharing plan as described in the 1940 Act.

Grants under the Existing Option Plans are made to most employees on a quarterly basis on the recommendation of senior management. The timing of our grants to named executive officers is in symmetry with our grants to employees more generally. In addition, the Committee has awarded options to certain employees (both executive and non-executive) for the achievement of specific performance goals generally related to the exit of investments. On occasion, the Committee has delegated authority to our CEO to allocate a specified pool of options among other employees by and as of a certain date, to reward the achievement of certain performance goals. New employees may also receive option grants in connection with the commencement of employment. In such cases, our current practice is to award options to new employees on the first trading day of the next month after their respective hire dates. The Committee reviews and approves all option grants and has delegated authority to our executive officers to allocate a specified maximum amount of stock options to new employees, depending on their position, in connection with their commencement of employment. The grant dates of awards under our Existing Option Plans are the Committee approval dates for the respective grants, except with regard to the delegated authority grants, in which case the date of grant is specified in the delegation of authority, but in each such case no earlier than the date the individual is identified and, in the case of new employees, the date of employment commencement.

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Incentive Bonus Plan

As discussed above, we believe that our employee compensation plans must provide an economic interest in our company similar to that generally gained by partners and employees in private equity, mezzanine and hedge funds. We believe that our Existing Option Plans only partially fulfill this objective. First, they do not at present allow option holders to share in the dividends paid on our common stock. This is significant because a substantial component of the total return to our stockholders comes in the form of dividends. However, as noted above, the Committee has suspended adjustments of the strike price of options issued under the Employee Option Plans to reflect dividends paid on our common stock.

In addition, under our asset management strategy, we have expanded our management of assets to assets in externally managed funds in addition to assets that we own. Funding the asset management strategy involves the raising of capital by entities other than us and does not involve the sale of shares of our common stock. However, under the 1940 Act, the number of options that we can have outstanding is limited to no more than 20% of outstanding shares of our common stock. Therefore, the number of outstanding options may not be sufficient to compensate employees at competitive levels within the industry commensurate with the amount of assets we have under management.

Thus, in order to further align the interests of our employees and our stockholders, to address the fact that our employees are not receiving the benefit of dividends paid on our common stock with respect to their option grants and to reflect the additional assets under management through externally managed funds, we established the Incentive Bonus Plan in 2006. It is an unfunded bonus program exempt from ERISA. Virtually all of our employees are eligible to and do participate in the Incentive Bonus Plan. The Committee determines the dollar amount of each award made to the executive officers under the Incentive Bonus Plan and approves an aggregate amount of awards made to other employees. Awards are based on competitive market conditions for each category of employee, level of responsibility, the performance of each employee and the performance of our company. Awards under the Incentive Bonus Plan are used to attract, motivate and retain outstanding employees.

There are two types of awards under the Incentive Bonus Plan. Most of the awards are longer-term awards (“Bonus Awards”), in which all of our employees are eligible to participate. In addition, our executive officers can receive cash awards, which form part of the quarterly and annual target cash bonuses for our executive officers, which are described above (“Target Awards”).

Bonus Awards. We established a trust fund to fund the payment of the Bonus Awards under the Incentive Bonus Plan (the “Trust”). The trustee of the Trust is Citicorp Institutional Trust Company. We make contributions of cash to the Trust based on the cash Bonus Awards approved by the Committee. Pursuant to the terms of the trust agreement, we instruct the trustee, subject to its fiduciary duty, to invest this cash and any other cash generated by trust assets in money market securities for short term investment purposes and in shares of our common stock for long term investment purposes, which are purchased on the open market. Shares of our common stock held in the Trust are enrolled in our dividend reinvestment plan and dividends paid on these shares are reinvested in our common stock.

Each participant has an account under the plan, which is allocated a hypothetical, or notional, number of shares of our common stock, generally based on the amount of each participant’s cash awards divided by the average open market purchase for the common stock purchased by the Trust in connection with the respective awards. Once these notional shares are allocated to a participant’s account, the Bonus Awards are tied directly to the interests of our stockholders and the value of the award varies in a direct relationship with the market price of our common stock. Moreover, as dividends are paid on our common stock, the notional value of the dividends attributable to the notional number of shares in the participant’s account is credited to the account, in the form of additional notional shares. Thus, the participant receives a benefit from dividends, something that is not currently possible under the Employee Option Plans, further aligning the interests of the plan participants with those of our stockholders.

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Each participant vests in Bonus Awards in accordance with a vesting schedule specified by the Committee. Vesting is generally based on continued employment, plus, for executive officers, the satisfaction of Performance Goals, as described below. The vesting schedule for prior Bonus Awards has varied from two to six years, although it is expected that the vesting schedule for future awards will generally be five to six years. In addition, vesting generally accelerates upon a participant’s termination of employment as a result of death or disability, or upon the occurrence of a change of control.

Participants are eligible to receive distributions of the vested portions of Bonus Awards immediately upon vesting. All distributions are made directly by the Trust in the form of our common stock. However, a participant may elect to defer the payment of the vested portions of Bonus Awards to a later distribution date (or distribution dates) allowed by the Committee and permitted under Section 409A of the Code (but no later than ten years after the date of grant). Notwithstanding any deferral election, the vested portion of a participant’s accounts under the Incentive Bonus Plan will generally be paid on the participant’s termination of employment or upon the occurrence of a change of control. A participant is required to satisfy applicable withholding taxes upon vesting and distribution dates.

Target Awards and Performance Goals. As discussed above, Target Awards are made to executive officers as part of our quarterly and annual cash bonus awards. Both the Target Awards and the Bonus Awards for executive officers are, at the discretion of the Committee, subject to certain performance measures and a bonus formula (“Performance Goals”). The Performance Goals provide a non-exclusive framework that can satisfy the standards of Section 162(m) of the Code, which is discussed below under “Impact of Regulatory Requirements.” Under this aspect of the Incentive Bonus Plan, the Committee designates Performance Goals, which may be based on sales, return on equity, revenue, net operating income, net income, book value per share, dividend characterization, return on assets, cash flow, equity or investment growth, gross amount invested, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to a participant or the department, branch, subsidiary or other division in which he or she works, or may be based on our performance and/or one or more or its subsidiaries, and may cover such period as may be specified by the Committee. For the full years 2006 and 2007, the Performance Goals include meeting four out of eight of the following measurement standards above certain confidential levels: (1) gross new investments, (2) gross revenue, (3) net operating income, (4) net income, (5) net asset value per share, (6) return of capital to stockholders, (7) regulatory compliance and (8) net operating income return on equity in the last twelve months. For the second and third quarters of 2007, the Performance Goals do not include items (6) and (7), and three of the remaining six Performance Goals must be satisfied.

Personal Benefits and Perquisites

We offer a variety of health, retirement and other benefits to all employees. Our executive officers are eligible to participate in the benefit plans on the same basis as all other employees. These benefit plans include medical, dental, vision, disability and life insurance. In addition, all employees receive qualified transportation benefits. Our executive officers do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees, except that, on occasion when authorized by our CEO, their spouse may accompany them on a business trip at our expense. Our executive officers are taxed when this occurs. The maximum such amount received by an executive officer in 2006 was $1,752.

Employment Agreements

We have entered in employment agreements with each of our named executive officers. The agreements of each of the named executive officers (other than Mr. Wilkus) provide for a one-year term that renews on a daily basis so that there will always be one year remaining until either party gives notice that the automatic renewals

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are to be discontinued. Mr. Wilkus’ agreement has a two-year term, which on each anniversary renews for an additional year, unless either party has given six months’ advance written notice that the automatic extensions are to cease. The base salary under Mr. Wilkus’ agreement is $530,000 per year; the base salary under the agreements of Messrs. Erickson and Wagner is $400,000 per year; the base salary under Mr. O’Brien’s agreement is $425,000 per year; and the base salary under the agreement of Mr. Winn is $400,000 per year. The Committee has the sole right to increase the base salary during the term of each agreement and, for 2007, it set the base salary of Mr. Wilkus at $1,495,000, the base salary of each of Messrs. Erickson and Wagner at $1,085,000, the base salary of each of Messrs. O’Brien and Winn at $905,000. The base salary may be decreased but not below the original base salary. The employment agreements provide that Messrs. Wilkus, Erickson and Wagner are entitled to participate in a performance-based target bonus program under which Mr. Wilkus will annually receive up to 230% of his base salary, Messrs. Erickson and Wagner will receive up to 175% of their base salary, and Messrs. O’Brien and Winn will receive up to 150% of their base salary, depending on our portfolio performance and the officer’s performance against certain criteria established by the Committee. Mr. Wilkus is entitled to receive 5% of his bonus regardless of our performance. Each of the employment agreements provides that the named executive officer’s employment with us will be his primary employment and provides for certain payments upon severance, disability, death or change in control, as discussed below under “Severance and Change of Control Payments.” All amounts payable under the employment agreements are lump sum payments by us.

Pension and Retirement Plans

Except for the ESOP, described above, in which all of our employees participate on a non-discriminatory basis, we do not maintain any retirement, pension, defined benefits, supplemental executive retirement (SERP) or similar plans for our named executive officers.

Stock Ownership/Retention Guidelines

We do not have any stock ownership or stock retention guidelines for our employees, other than applicable legal and regulatory requirements.

Impact of Regulatory Requirements

Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1million paid to the company’s chief executive officer and any other executive officer required to be reported to its stockholders under the Exchange Act by reason of such executive officer being one of the four most highly compensated executive officers. However, qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. Section 409A of the Code provides for certain requirements that a plan that provides for the deferral of compensation must meet, including requirements relating to when payments under such a plan may be made, acceleration of benefits, and the timing of elections under such a plan. Failure to satisfy these requirements will generally lead to an accelerated of timing of inclusion in income of deferred compensation, as well as certain penalties and interest.

Although we consider the tax implications of Section 162(m) and Section 409A of the Code, we do not have a formal policy in place requiring that part or all compensation must qualify under these sections, in order to preserve flexibility with respect to the design of our compensation programs.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards(3)(4) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Malon Wilkus Chief Executive Officer, President and Chairman of the Board of Directors	2006	1,150,000	991,875	2,301,428	1,476,916	1,653,125	6,600	7,579,944

John R. Erickson Executive Vice President and Chief Financial Officer	2006	835,000	547,969	1,872,034	1,171,668	913,281	6,600	5,346,552

Ira J. Wagner Executive Vice President and Chief Operating Officer	2006	835,000	547,969	1,872,034	1,171,668	913,281	6,600	5,346,552

Darin R. Winn Senior Vice President and Regional Managing Director	2006	687,500	367,500	1,617,972	873,795	630,000	6,600	4,183,367

Gordon J. O’Brien Senior Vice President and Managing Director	2006	725,000	407,812	1,346,850	749,342	679,688	6,600	3,915,292

(1)	Each NEO’s employment agreement sets forth a minimum base salary, as discussed above in “Compensation Discussion and Analysis.”
(2)	Each NEO’s employment agreement sets forth a minimum target bonus amount, as discussed above in “Compensation Discussion and Analysis.”
(3)	Includes amounts earned and deferred.
(4)	In the columns “Stock Awards” and “Option Awards,” we disclose the expenses associated with the award measured in dollars and calculated in accordance with FAS 123(R), as required by SEC regulations. For amounts under the column “Stock Awards,” the FAS 123(R) fair value per share is equal to the average purchase price of the common stock purchased by the Trust in respect of all Bonus Awards granted on the same date. For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2006. We disclose the portion of the expense recognized for 2006 but without reduction for assumed forfeitures (as we do for financial reporting purposes).

Additionally, we provide to all employees health insurance, dental insurance, group life insurance and certain limited perquisites such as parking and commuting expenses. Employees also receive imputed income reflected in their aggregate compensation for income tax purposes in cases where non-employee family members may accompany an employee on a business trip.

We have adopted a Code of Ethics and Conduct pursuant to Rule 17j-1 of the 1940 Act. Personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by us. However, they may purchase securities also owned by or under consideration for ownership by us only with our consent.

You may read and copy this information at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Code of Ethics and Conduct is available in the Investor Relations section of our web site at http://www.AmericanCapital.com and on the EDGAR Database on the SEC’s web site at http://www.sec.gov. You may obtain copies of the Code of Ethics and Conduct, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SAI-12

We vote proxies relating to our portfolio securities based on what our management believes is in our best interests and the best interests of our stockholders. In doing so, we carefully review each proposal submitted to a stockholder vote to determine its impact on our portfolio securities. We generally vote against proposals that may have an adverse effect on our portfolio securities, but may vote for such a proposal if we have a compelling long-term reason to do so.

Our proxy voting decisions are generally made by the managing directors and principals who are responsible for monitoring each of our portfolio investments. We require that anyone involved in the decision-making process or vote on a proposal disclose to his or her supervisor or our Chief Compliance Officer any potential conflict that he or she is aware of in order to ensure that our vote is not the product of a conflict of interest.

Stockholders may obtain information regarding how we voted proxies with respect to our public portfolio companies without charge by making a written request for proxy voting information to American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, attention Secretary, or by contacting us by telephone at 1-800-543-1976.

SAI-13

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2006

In this table, we provide information about each grant of an award made to a NEO in the most recently completed fiscal year under the Existing Option Plans and the Incentive Bonus Plan. The target amounts are the same as the maximum amounts under each of the plans. In each case, the grant date is the same date as the Committee approval date. Amounts disclosed under “Non-Equity Incentive Plan Awards” include the performance-based portion of the Target Awards under the Incentive Bonus Plan and the amounts disclosed under “Equity Incentive Plan Awards” include the performance-based Bonus Awards under the Incentive Bonus Plan. The column “All Other Stock Awards” includes the initial Bonus Award under the Incentive Bonus Plan that was not performance-based. The column “All Other Option Awards” includes grants made under the Existing Option Plans. The exercise price of option awards is the closing price of our common stock on the date of grant.

Amounts included in the “Grant Date Fair Value of Stock and Option Awards” column are valued in accordance with FAS 123(R) without reduction of any assumed forfeitures and are based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2006; in contrast to how amounts are presented in the Summary Compensation Table, the amounts here are reported without apportioning such amount over the service period, pursuant to SEC regulations.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock (#)(1)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Malon Wilkus	3/16/2006		1,653,125
	1/19/2006							79,368			2,697,745
	5/11/2006					119,522					4,062,582
	7/27/2006					14,276					574,499
	10/26/2006					13,509					574,499
	1/19/2006								99,401	34.51	226,634
	5/11/2006								67,988	34.11	159,092
	7/27/2006								67,988	34.66	183,568
	10/26/2006								67,988	42.81	255,954
John R. Erickson	3/16/2006		913,281
	1/19/2006							52,526			1,785,362
	5/11/2006					104,959					3,567,596
	7/27/2006					11,260					453,123
	10/26/2006					10,655					453,123
	1/19/2006								78,401	34.51	178,754
	5/11/2006								53,625	34.11	125,483
	7/27/2006								53,624	34.66	144,785
	10/26/2006								53,624	42.81	201,878

SAI-14

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock (#)(1)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ira J. Wagner	3/16/2006		913,281
	1/19/2006							52,526			1,785,362
	5/11/2006					104,959					3,567,596
	7/27/2006					11,260					453,123
	10/26/2006					10,655					453,123
	1/19/2006								78,401	34.51	178,754
	5/11/2006								53,625	34.11	125,483
	7/27/2006								53,624	34.66	144,785
	10/26/2006								53,624	42.81	201,878
Darin R. Winn	3/16/2006		630,000
	1/19/2006							34,939			1,187,594
	5/11/2006					96,637					3,284,699
	6/16/2006					7,467					267,375
	7/27/2006					9,345					376,084
	10/26/2006					8,843					376,084
	12/15/2006					2,923					134,938
	1/19/2006								53,201	34.51	121,298
	1/26/2006								19,177	34.80	44,874
	5/11/2006								44,507	34.11	104,146
	6/16/2006								31,642	33.01	72,144
	7/27/2006								44,507	34.66	120,169
	10/26/2006								44,507	42.81	167,555
	12/15/2006								15,969	44.97	62,203
Gordon J. O’Brien	3/16/2006		679,688					39,091			1,328,712
	1/19/2006
	5/11/2006					79,500					2,702,211
	7/27/2006					9,345					376,084
	10/26/2006					8,843					376,084
	12/15/2006					7,398					341,481
	1/19/2006								53,201	34.51	121,298
	1/26/2006								67,039	34.80	156,871
	5/11/2006								44,507	34.11	104,146
	7/27/2006								44,507	34.66	120,169
	10/26/2006								44,507	42.81	167,555
	12/15/2006								40,412	44.97	157,413

SAI-15

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about unexercised options, both exercisable and unexercisable, under the Existing Option Plans and Bonus Awards under the Incentive Bonus Plan that have not vested for each NEO outstanding as of the end of the last fiscal year. The market value of the Bonus Awards is the market value of the NEO’s bookkeeping account held by the Trust under the Incentive Bonus Plan calculated with a stock price of $46.36, which was the closing price of our common stock as of the last day of the fiscal year.

		Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Malon Wilkus	54,646			25.00	2/9/2011	226,675	10,485,977
	200,000			26.10	5/9/2011
	80,000			28.87	12/10/2011
	20,000			29.87	5/8/2012
	210,000			29.87	5/8/2012
	66,000	44,000		18.73	5/15/2013
	66,000	44,000		17.72	8/15/2013
	42,000	28,000		22.96	11/13/2013
	20,640	30,960		27.89	1/29/2014
	60,000	90,000		23.44	4/29/2014
	8,000	—		28.82	7/29/2014
	8,000	12,000		26.58	7/29/2014
	3,200	4,800		29.39	10/28/2014
	8,000	—		30.91	10/28/2014
	23,666	94,667		35.61	6/20/2015
	23,666	94,667		36.68	10/27/2015
		99,401		34.51	1/19/2016
		67,988		34.11	5/11/2016
		67,988		34.66	7/27/2016
		67,988		42.81	10/26/2016
John R. Erickson	—	36,000		18.73	5/15/2013	179,400	8,299,025
	—	36,000		17.72	8/15/2013
	—	20,000		22.96	11/13/2013
		25,800		27.89	1/29/2014
	—	73,200		23.44	4/29/2014
	2,000	—		28.82	7/29/2014
	—	7,800		26.58	7/29/2014
	—	3,600		29.39	10/28/2014
	2,000	—		30.91	10/28/2014
	18,666	74,667		35.61	6/20/2015
	4,176	74,667		36.68	10/27/2015
	—	78,401		34.51	1/19/2016
	—	53,625		34.11	5/11/2016
	—	53,624		34.66	7/27/2016
	—	53,624		42.81	10/26/2016

SAI-16

		Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Ira J. Wagner	—	36,000		18.73	5/15/2013	179,400	8,299,025
	—	36,000		17.72	8/15/2013
	—	20,000		22.96	11/13/2013
		25,800		27.89	1/29/2014
	—	73,200		23.44	4/29/2014
	2,000	—		28.82	7/29/2014
	—	7,800		26.58	7/29/2014
	—	3,600		29.39	10/28/2014
	2,000	—		30.91	10/28/2014
	—	74,667		35.61	6/20/2015
	—	74,667		36.68	10/27/2015
	—	78,401		34.51	1/19/2016
	—	53,625		34.11	5/11/2016
	—	53,624		34.66	7/27/2016
	—	53,624		42.81	10/26/2016
Darin R. Winn	—	22,000		18.73	5/15/2013	160,155	7,408,750
	33,000	22,000		17.72	8/15/2013
	15,000	10,000		19.92	8/28/2013
	15,480	10,320		22.96	11/13/2013
	10,320	15,480		27.89	1/29/2014
	24,000	36,000		23.44	4/29/2014
	4,000	—		28.82	7/29/2014
	6,000	9,000		26.58	7/29/2014
	1,600	2,400		29.39	10/28/2014
	4,000	—		30.91	10/28/2014
	28,009	112,037		35.61	6/20/2015
	12,666	50,667		36.68	10/27/2015
	4,543	18,174		37.96	11/3/2015
	—	53,201		34.51	1/19/2016
	—	19,177		34.80	1/26/2016
	—	44,507		34.11	5/11/2016
	—	31,642		33.01	6/16/2016
	—	44,507		34.66	7/27/2016
	—	44,507		42.81	10/26/2016
	—	15,969		44.97	12/15/2016

SAI-17

		Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Gordon J. O’Brien	—	20,000		18.73	5/15/2013	144,177	6,669,631
	—	20,000		17.72	8/15/2013
	—	10,000		19.92	8/28/2013
	—	10,320		22.96	11/13/2013
	10,320	15,480		27.89	1/29/2014
	480	36,000		23.44	4/29/2014
	2,266	—		28.82	7/29/2014
	1,600	2,400		26.58	7/29/2014
	1,600	2,400		29.39	10/28/2014
	2,666	—		30.91	10/28/2014
	13,134	52,536		35.61	6/20/2015
	12,666	50,667		36.68	10/27/2015
	—	53,201		34.51	1/19/2016
	—	67,039		34.80	1/26/2016
	—	44,507		34.11	5/11/2016
	—	44,507		34.66	7/27/2016
	—	44,507		42.81	10/26/2016
	—	40,412		44.97	12/15/2016

(1)	We disclose the amount of the NEO’s Bonus Awards under the Incentive Bonus Plan in the column “Stock Award,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Incentive Bonus Plan” under “Compensation Discussion and Analysis,” above.

(2)	Vesting dates of unvested option awards are as follows:

Mr. Wilkus—19,880 on 1/19/2007, 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 10,320 on 1/29/2007, 1/29/2008, and 1/29/2009; 30,000 on 4/29/2007, 4/29/2008, and 4/29/2009; 13,598 on 5/11/2007, 7/27/2007, 10/26/2007, 5/11/2008, 7/27/2008, 10/26/2008, 5/11/2009, 7/27/2009, 10/26/2009, 5/11/2010, 7/27/2010, 10/26/2010, 5/11/2011, 7/27/2011, and 10/26/2011; 22,000 on 5/15/2007, 8/15/2007, 5/15/2008 and 8/15/2008; 23,667 on 6/20/2007, 10/27/2007, 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 4,000 on 7/29/2007, 7/29/2008, and 7/29/2009; 1,600 on 10/28/2007, 10/28/2008 and 10/28/2009; and 14,000 on 11/13/2007 and 11/13/2008.

Mr. Erickson—15,680 on 1/19/2007, 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 8,600 on 1/29/2007, 1/29/2008, and 1/29/2009; 24,400 on 4/29/2007, 4/29/2008, and 4/29/2009; 10,725 on 5/11/2007, 7/27/2007, 10/26/2007, 5/11/2008, 7/27/2008, 10/26/2008, 5/11/2009, 7/27/2009, 10/26/2009, 5/11/2010, 7/27/2010, 10/26/2010, 5/11/2011, 7/27/2011, and 10/26/2011; 18,000 on 5/15/2007, 8/15/2007, 5/15/2008 and 8/15/2008; 18,667 on 6/20/2007, 10/27/2007, 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 2,600 on 7/29/2007, 7/29/2008, and 7/29/2009; 1,200 on 10/28/2007, 10/28/2008 and 10/28/2009; and 10,000 on 11/13/2007 and 11/13/2008.

Mr. Wagner—15,680 on 1/19/2007, 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 8,600 on 1/29/2007, 1/29/2008, and 1/29/2009; 24,400 on 4/29/2007, 4/29/2008, and 4/29/2009; 10,725 on 5/11/2007, 7/27/2007, 10/26/2007, 5/11/2008, 7/27/2008, 10/26/2008, 5/11/2009, 7/27/2009, 10/26/2009, 5/11/2010, 7/27/2010, 10/26/2010, 5/11/2011, 7/27/2011, and 10/26/2011; 18,000 on 5/15/2007, 8/15/2007, 5/15/2008 and 8/15/2008; 18,667 on 6/20/2007, 10/27/2007, 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 2,600 on 7/29/2007, 7/29/2008, and 7/29/2009; 1,200 on 10/28/2007, 10/28/2008 and 10/28/2009; and 10,000 on 11/13/2007 and 11/13/2008.

Mr. Winn—10,640 on 1/19/2007, 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 3,835 on 1/26/2007, 1/26/2008, 1/26/2009, 1/26/2010, and 1/26/2011; 5,160 on 1/29/2007, 11/13/2007, 1/29/2008 11/13/2008 and 1/29/2009; 12,000 on 4/29/2007, 4/29/2008, and 4/29/2009; 8,901 on 5/11/2007, 7/27/2007, 10/26/2007; 5/11/2008, 7/27/2008, 10/26/2008, 5/11/2009, 7/27/2009, 10/26/2009, 5/11/2010, 7/27/2010, 10/26/2010, 5/11/2011, 7/27/2011, and 10/26/2011; 11,000 on 5/15/2007, 8/15/2007, 5/15/2008 and 8/15/2008; 6,328 on 6/16/2007, 6/16/2008, 6/16/2009, 6/16/2010, and 6/16/2011; 12,667 on 10/27/2007, 10/27/2008, 10/27/2009 and 10/27/20010; 28,009 on 6/20/2007, 6/20/2008, 6/20/2009 and 6/20/2010; 3,000 on 7/29/2007, 7/29/2008, and 7/29/2009; 5,000 on 8/28/2007 and 8/28/2008; 800 on 10/28/2007, 10/28/2008 and 10/28/2009; 4,544 on 11/3/2007, 11/3/2008, 11/3/2009, and 11/3/2010; and 3,194 on 12/15/2007, 12/15/2008, 12/15/2009, 12/15/2010, and 12/15/2011.

SAI-18

Mr. O’Brien—10,640 on 1/19/2007, 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 13,408 on 1/26/2007, 1/26/2008, 1/26/2009, 1/26/2010, and 1/26/2011; 5,160 on 1/29/2007, 11/13/2007, 1/29/2008, 11/13/2008 and 1/29/2009; 12,000 on 4/29/2007, 4/29/2008, and 4/29/2009; 8,901 on 5/11/2007, 7/27/2007, 10/26/2007; 5/11/2008, 7/27/2008, 10/26/2008, 5/11/2009, 7/27/2009, 10/26/2009, 5/11/2010, 7/27/2010, 10/26/2010, 5/11/2011, 7/27/2011, and 10/26/2011; 10,000 on 5/15/2007, 8/15/2007, 5/15/2008 and 8/15/2008; 12,667 on 10/27/2007, 10/27/2008, 10/27/2009 and 10/27/20010; 13,134 on 6/20/2007, 6/20/2008, 6/20/2009 and 6/20/2010, and 10/27/2010; 800 on 7/29/2007, 7/29/2008, and 7/29/2009; 5,000 on 8/28/2007 and 8/28/2008; 800 on 10/28/2007, 10/28/2008 and 10/28/2009; and 11/3/2010; 5,160 on 11/13/2007 and 11/13/2008; and 8,082 on 12/15/2007, 12/15/2008, 12/15/2009, 12/15/2010, and 12/15/2011.

(3)	Vesting dates of unvested shares of stock purchased by the Trust under the Incentive Bonus Plan are as follows:

Mr. Wilkus—19,842.06 on 1/19/2007, 1/19/2008, 1/19/2009, and 1/19/2010; 42,290.23 on 5/10/2007 and 5/10/2008; 2,379.33 on 7/27/2007, 7/27/2008, 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 2251.42 on 10/26/2007, 10/26/2008, 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 14,135 on 5/10/2009; and 6,936 on 5/10/2010, 5/10/2011 and 5/10/2012.

Mr. Erickson—13,131.44 on 1/19/2007, 1/19/2008, 1/19/2009, and 1/19/2010; 36,959.51 on 5/10/2007 and 5/10/2008; 1,876.64 on 7/27/2007, 7/27/2008, 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 1,775.76 on 10/26/2007, 10/26/2008, 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 14,630 on 5/10/2009; and 5,470 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Wagner—13,131.44 on 1/19/2007, 1/19/2008, 1/19/2009, and 1/19/2010; 36,959.51 on 5/10/2007 and 5/10/2008; 1,876.64 on 7/27/2007, 7/27/2008, 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 1,775.76 on 10/26/2007, 10/26/2008, 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 14,630 on 5/10/2009; and 5,470 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Winn—8,734.82 on 1/19/2007, 1/19/2008, 1/19/2009, and 1/19/2010; 31,454.41 on 5/10/2007 and 5/10/2008; 1,244.47 on 6/16/2007, 6/16/2008, 6/16/2009, 6/16/2010, 6/16/2011 and 6/16/2012; 1,557.58 on 7/27/2007, 7/27/2008, 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 1,473.85 on 10/26/2007, 10/26/2008, 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 487.22 on 12/15/2007, 12/15/2008, 12/15/2009, 12/15/2010, 12/15/2011, and 12/15/2012; 15,843 on 5/10/2009; 8,199 on 5/10/2010; and 4,843 on 5/10/2011, and 5/10/2012.

Mr. O’Brien—9,772.76 on 1/19/2007, 1/19/2008, 1/19/2009, and 1/19/2010; 24,554.07 on 5/10/2007 and 5/10/2008; 1,557.58 on 7/27/2007, 7/27/2008, 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 1,473.85 on 10/26/2007, 10/26/2008, 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 1,232.97 on 12/15/2007, 12/15/2008, 12/15/2009, 12/15/2010, 12/15/2011, and 12/15/2012; 9,913 on 5/10/2009; and 6,826 on 5/10/2010, 5/10/2011, and 5/10/2012.

SAI-19

SEVERANCE AND CHANGE OF CONTROL PAYMENTS

Employment Agreements

Each of the employment agreements we have entered into with our executive officers contain provisions for payments upon certain events as follows:

Disability.

•	continuation of the officer’s base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by him during this period;

•	target bonus for the year in which the officer’s employment is terminated following a disability based on the highest target bonus that could have been earned in that year by him;

•

an additional bonus payment during the one-year salary continuation period (two years in the case of Mr. Wilkus) equal to the highest target bonus that could have been earned by him during the year in which the disability termination occurred; and

•	insurance and other employee benefits during the base salary continuation period following a disability.

Termination by us other than for Misconduct.

•	continuation of base salary, target bonus and insurance benefits for a specified period; and

•	payment of a prorated target bonus for the year of termination computed at the highest target bonus that could have been earned in the year of termination.

In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson and Wagner, the period is 18 months, and in the case of Messrs. O’Brien and Winn, the period is 12 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination. The target bonus paid during the continuation period would be the higher of the highest target bonus that could have been earned in the year of termination and the highest target bonus that was actually paid to him in the three years preceding termination.

Change of Control.

In the event of a termination of a named executive officer (other than Mr. Wilkus) by us other than for misconduct in the three months preceding or 18 months following a change of control of us,

•

the salary and bonus continuation periods noted above would generally be lengthened. In the case of Messrs. Erickson and Wagner, the period would be two years and in the case of Messrs. O’Brien and Winn the period would be 18 months; and

•

if following a change of control “good reason” exists, a named executive officer (other than Mr. Wilkus) may terminate his employment and receive the same severance benefits as if he had been terminated other than for misconduct by us.

Mr. Wilkus has the right to declare that good reason exists regardless of whether a change of control has occurred, terminate his employment and receive the salary, target bonus and benefits described above for a termination by us other than for misconduct. In the event of a change of control, Mr. Wilkus may terminate his employment (regardless of whether good reason exists) and receive the salary, target bonus and benefits described above for three years.

SAI-20

Death.

If any NEO dies during the term of his employment agreement, his estate will be entitled to receive:

•	his target bonus for the year in which the death occurs, prorated through the date of death based on the highest target bonus that could have been earned in that year; and

•	a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which he was employed by us.

Stock Option and Stock Plans

Under the terms of the Employee Option Plans, a participant’s options vest in full upon a change of control of us. Under the Incentive Bonus Plan, notwithstanding a participant’s election to defer payments of a vested bonus award, the vested portion of a participant’s bonus account(s) will generally be paid upon the occurrence of a change of control.

The following table summarizes the estimated payments to be made under the employment agreement for each NEO (discussed above) at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or a change in control. Under each employment agreement, the NEO is not entitled to any amount if such NEO’s termination was for misconduct by the NEO. In accordance with SEC regulations, the following table does not include any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms or operation in favor of the named executive officer and that are available generally to all salaried employees. Also, the following table does not duplicate information already provided in the outstanding equity awards at fiscal year-end table, except to the extent that the amount payable to the named executive officer would be enhanced by the termination event. The amounts in the following table are hypothetical and based on SEC regulations. Actual payments will depend on the circumstances and timing of any termination.

In accordance with SEC regulations, for purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on the last business day of our most recently completed fiscal year, and that the price per share of our common stock is the closing market price as of that date, or $46.26.

SAI-21

The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995.

Executive Benefits and Payments upon Termination	Termination by Company Without Cause	Termination by Company or Voluntary Termination for Good Reason, each in connection with a Change in Control(4)	Voluntary Termination	Disability	Death
Malon Wilkus
Severance Payment	$2,300,000	$3,450,000	—	—	—
Base Salary			—	$2,300,000
Unused Accrued Vacation Time(1)	$0 - $176,923	$0 - $176,923	$0 - $176,923	$0 - $176,923	$0 - $176,923
Target Bonus(2)	$7,935,001	$10,580,001		$5,290,000	$2,645,000
Insurance Benefits(3)	$29,545	$44,318		$29,545	$22,159
TOTAL:	$10,264,546 - $10,441,469	$14,074,319 - $14,251,242	$0 - $176,923	$7,619,546 - $7,796,469	$2,667,159 - $2,844,082
John R. Erickson
Severance Payment	$1,252,500	$1,670,000	—	—	—
Base Salary			—	$835,000
Unused Accrued Vacation Time	$0 - $120,433	$0 - $120,433	$0 - $120,433	$0 - $120,433	$0 - $120,433
Target Bonus	$3,653,125	$4,383,750		$1,461,.250	$1,461,250
Insurance Benefits	$27,296	$36,395		$18,198	$24,264
TOTAL:	$4,932,922 - $5,053,355	$6,090,146 - $6,210,579	$0 - $120,433	$2,314,449 - $2,434,881	$1,485,514 - $1,605,946
Ira J. Wagner
Severance Payment	$1,252,500	$1,670,000	—	—	—
Base Salary			—	$835,000
Unused Accrued Vacation Time	$0 - $120,433	$0 - $120,433	$0 - $120,433	$0 - $120,433	$0 - $120,433
Target Bonus	$3,653,125	$4,383,750		$1,461,.250	$1,461,250
Insurance Benefits	$27,296	$36,395		$18,198	$27,296
TOTAL:	$4,932,922 - $5,053,355	$6,090,146 - $6,210,579	$0 - $120,433	$2,314,449 - $2,434,881	$1,485,514 - $1,608,979
Darin R. Winn
Severance Payment	$700,000	$1,050,000	—	—	—
Base Salary			—	$700,000
Unused Accrued Vacation Time	$0 - $67,308	$0 - $67,308	$0 - $67,308	$0 - $67,308	$0 - $67,308
Target Bonus	$997,500	$1,496,250		$997,500	$997,500
Insurance Benefits	$18,198	$27,296		$18,198	$24,264
TOTAL:	$1,715,698 - $1,783,005	$2,573,546 - $2,640,854	$0 - $67,308	$1,715,698 - $1,783,006	$1,021,764 - $1,089,071
Gordon J. O’Brien
Severance Payment	$725,000	$1,087,500
Base Salary			—	$725,000
Unused Accrued Vacation Time	$0 - $69,712	$0 - $69,712	$0 - $69,712	$0 - $69,712	$0 - $69,712
Target Bonus	$1,087,500	$1,631,250		$1,087,500	$1,087,500
Insurance Benefits	$18,198	$27,296		$18,198	$24,264
TOTAL:	$1,830,697 - $1,900,409	$2,746,046 - $2,815,758	$0 - $69,712	$1,830,697 - $1,900,409	$1,111,763 - $1,181,475

(1)	Unused Accrued Vacation Time for each NEO is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(2)	Amounts under the column “Target Bonus” have been calculated assuming no other payments have been made to the NEO as of December 31, 2006, for the current year.
(3)	Insurance Benefits are based on the December 2006 monthly payment for Health, Dental, Vision, Life and Disability coverage for each NEO.
(4)	As discussed above in “Compensation Discussion and Analysis,” Mr. Wilkus has the right under his employment agreement to declare that good reason exists regardless of whether a change of control has occurred in certain circumstances.

SAI-22

CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of March 1, 2007 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our named executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Beneficial Owners of more than 5%:
None	—		—		N/A
Directors and Named Executive Officers:
Malon Wilkus	2,086,716	(4)(5)(8)	1.4%	over $	100,000
John R. Erickson	123,571	(4)	*		N/A
Ira J. Wagner	50,720	(4)	*		N/A
Gordon J. O’Brien	121,660	(4)	*		N/A
Darin R. Winn	207,162	(4)	*		N/A
Mary C. Baskin	44,214	(6)(7)	*	over $	100,000
Neil M. Hahl	43,563	(6)	*	over $	100,000
Philip R. Harper	537,433	(6)	*	over $	100,000
John A. Koskinen	—		*		—
Stan Lundine	41,489	(6)	*	over $	100,000
Kenneth D. Peterson, Jr.	116,500	(6)	*	over $	100,000
Alvin N. Puryear	49,389	(6)	*	over $	100,000
Directors and Executive Officers as a group (15 persons)	3,744,136		2.4%		N/A

*	Less than one percent.
(1)	Pursuant to the rules of the SEC, shares of our common stock subject to options held by our directors and named executive officers that are exercisable within 60 days of March 1, 2007, are deemed outstanding for the purposes of computing such director’s or executive officer’s beneficial ownership.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The Nasdaq Global Select Market as of March 1, 2007, times the number of shares or options beneficially owned and, as appropriate, deducting the strike price of options included in such amount.
(4)	Includes shares allocated to the account of each executive officer as a participant in our ESOP over which each has voting power under the terms of the ESOP and vested shares allocated to the account of each executive officer as a participant in our Incentive Bonus Plan (“IBP”), each as of March 1, 2007, and the following shares issuable upon the exercise of options that are exercisable within 60 days of March 1, 2007: Mr. Wilkus has 56,655 shares in the ESOP, 21,036 shares in the IBP and 954,018 shares issuable upon the exercise of options; Mr. Erickson has 3,627 shares in the ESOP, 13,922 shares in the IBP and 46,022 shares issuable upon the exercise of options; Mr. Wagner has 4,498 shares in the ESOP, 13,922 shares in the IBP and 28,400 shares issuable upon the exercise of options; Mr. O’Brien has 2,887 shares in the ESOP, 10,361 shares in the IBP and 85,939 shares issuable upon the exercise of options; and Mr. Winn has 3,039 shares in the ESOP, 9,261 shares in the IBP and 190,253 shares issuable upon the exercise of options.
(5)	Includes the equivalent number of shares held as units in our 401(k) profit sharing plan of which the named executive officer is the beneficial owner. Mr. Wilkus has the equivalent of 2,864 shares. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual.
(6)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of March 1, 2007. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear have 40,000, 25,000, 25,000, 0, 30,000, 0 and 25,000 such shares, respectively.
(7)	Includes 3,881 shares that are owned by Ms. Baskin’s husband.
(8)	Includes 10,290 shares that are owned by Mr. Wilkus’ wife.

SAI-23

C ERTAIN TRANSACTIONS WITH RELATED PERSONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us (“Affiliates”).

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the Code of Ethics, which is reviewed and approved by the Board of Directors and provided to all employees, directors and independent contractors, requires that all employees, directors and independent contractors avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of the company or our portfolio companies. Pursuant to the Code of Ethics, each employee, director, and independent contractor must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Chief Compliance Officer. If a conflict is determined to exist, the employee, director or independent contractor must disengage from the conflict situation or terminate his or her employment with us. Our CEO, CFO, principal accounting officer (currently the Vice President, Financial and Accounting Reporting), Controller and certain other persons who may be designated by the Board of Directors or its Audit Committee (collectively, the Financial Executives) must consult with our Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that a Financial Executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the Financial Executive must obtain a waiver of the relevant Code of Ethics provisions in advance from our Audit Committee.

Loan Transactions. We previously entered into a series of loan transactions with certain of our executive officers pertaining to the exercise of options under certain of our Existing Option Plans. None of the loan transactions were entered into in 2006. Only the loans to Mr. Wilkus are still outstanding. Mr. Wilkus entered into Option Exercise Agreements with the Company as of June 7, 1999, March 2, 2001, March 7, 2001, and December 12, 2001, providing for such loans and pertaining to the exercise of options to purchase 117,428, 50,000, 50,000 and 108,200 shares of our common stock, respectively. In each case, we loaned Mr. Wilkus the full option exercise price, which ranged from $15.00 to $22.875 per share of our common stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amounts loaned to Mr. Wilkus were $6,891,467. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan. The interest rate charged on the June 1999 loan is 5.27% per annum, the interest rate charged on each of the March 2001 loans is 4.98% per annum and the interest rate charged on the December 2001 loan is 3.91% per annum. Each loan is collateralized by a pledge of the shares of our common stock purchased with the loan. We have full recourse to Mr. Wilkus for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of Mr. Wilkus’ employment with us.

Since the July 30, 2002 enactment of Sarbanes-Oxley Act of 2002, neither American Capital nor any of its subsidiaries has made any loans to any of our executive officers or directors. The only other loans made prior to that date were loans similar to those noted above related to the exercise of options. Under the terms of the Sarbanes-Oxley Act of 2002, the loans to Mr. Wilkus may remain in effect in accordance with their then existing terms and conditions.

USIS. In the ordinary course of business, we purchase background investigatory services from US Investigations Services, Inc. (“USIS”). In 2006, we paid USIS $226,026 for such services. Mr. Harper is the Chairman, and Mr. Lundine is a member of the Board of Directors of USIS.

SAI-24

INVESTMENT ADVISORY SERVICES

We are internally managed and therefore have not entered into any advisory agreement with, nor pay advisory fees to, an outside investment adviser.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR, AND TRUSTEE

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010. Wells Fargo Bank, National Association is the trustee under the indenture governing our debt securities. Its principal address is 919 Market St., Suite 1600, Wilmington, DE 19801.

CONSOLIDATED FINANCIAL STATEMENTS

We have included our audited consolidated financial statements as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, the consolidated financial highlights for each of the five years ended December 31, 2006, and the schedule 12-14 for the year ended December 31, 2006.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

TAX STATUS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

We have operated since October 1, 1997, so as to qualify to be taxed as a RIC within the meaning of Section 851 of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains distributed to stockholders. “Investment company taxable income” generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions”) an amount equal to or greater than the sum of (i) 98% of our “ordinary income” (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We may elect to not distribute all of our investment company taxable income and pay the excise tax on the undistributed amount.

SAI-25

We received a ruling from the IRS clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if our company realizes or is treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities, loans, gains from the sale of stock or securities, or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets are invested in the securities of one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a RIC, including the diversification requirements. If we dispose of assets in order to meet distribution requirements, we may make such dispositions at times which, from an investment standpoint, are not advantageous.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits).

Our wholly-owned consolidated subsidiaries, American Capital Financial Services, Inc., American Capital-Asia, Ltd., and European Capital Financial Services (Guernsey) Limited, are ordinary corporations that are subject to corporate level federal and state income tax in their respective tax jurisdictions. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACAS Business Loan LLC, 2004-1, a limited liability company, ACAS Business Loan LLC, 2005-1, a limited liability company, ACAS Business Loan LLC, 2006-1, a limited liability company and ACAS Business Loan LLC, 2007-1, a limited liability company. These subsidiaries are disregarded as separate entities for federal income tax purposes.

In some taxable years, we may have certain tax positions that are treated differently for Alternative Minimum Tax (AMT) purposes than for regular tax purposes. Tax regulations that prescribe how a RIC and its shareholders should handle the treatment of these AMT items have not been issued by the Treasury Department. Therefore, we may rely on former regulations which required shareholders to include their proportionate share of the Company’s AMT items in their AMT taxable income, unless we determine a more reasonable method may be applicable.

SAI-26

AMERICAN CAPITAL STRATEGIES, LTD.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital Strategies, Ltd.

We have audited the accompanying consolidated balance sheets of American Capital Strategies, Ltd., including the consolidated schedules of investments, as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2006, and the consolidated financial highlights for each of the five years in the period ended December 31, 2006. These financial statements and the financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination or confirmation of securities held by the custodian at December 31, 2006. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital Strategies, Ltd. at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, and its consolidated financial highlights for each of the five years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of American Capital Strategies, Ltd.’s internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 27, 2007 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

February 27, 2007

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	December 31,
	2006	2005
Assets
Investments at fair value (cost of $7,781 and $5,134, respectively)
Non-Control/Non-Affiliate investments (cost of $4,827 and $2,156, respectively)	$4,869	$2,136
Affiliate investments (cost of $536 and $420, respectively)	576	449
Control investments (cost of $2,416 and $2,558, respectively)	2,611	2,516
Derivative agreements (cost of $2 and $0, respectively)	20	18

Total investments at fair value	8,076	5,119
Cash and cash equivalents	77	97
Restricted cash	233	122
Interest receivable	44	33
Other	179	78

Total assets	$8,609	$5,449

Liabilities and Shareholders’ Equity
Debt (maturing within one year of $353 and $181, respectively)	$3,926	$2,467
Derivative agreements	13	2
Accrued dividends payable	130	3
Other	198	79

Total liabilities	4,267	2,551

Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 200.0 shares authorized, 151.6 and 119.1 issued and 147.6 and 118.9 outstanding, respectively	1	1
Capital in excess of par value	3,980	2,943
Notes receivable from sale of common stock	(7)	(7)
Undistributed (distributions in excess of) net realized earnings	88	(22)
Net unrealized appreciation (depreciation) of investments	280	(17)

Total shareholders’ equity	4,342	2,898

Total liabilities and shareholders’ equity	$8,609	$5,449

Net asset value per share	$29.42	$24.37

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Year Ended December 31,
	2006	2005	2004
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$385	$185	$114
Affiliate investments	51	58	36
Control investments	233	183	121

Total interest and dividend income	669	426	271

Asset management and other fee income
Non-Control/Non-Affiliate investments	104	38	22
Affiliate investments	5	11	6
Control investments	82	80	37

Total asset management and other fee income	191	129	65

Total operating income	860	555	336

OPERATING EXPENSES:
Interest	190	101	37
Salaries, benefits and stock-based compensation	161	86	51
General and administrative	73	41	26

Total operating expenses	424	228	114

OPERATING INCOME BEFORE INCOME TAXES	436	327	222
Provision for income taxes	(11)	(13)	(2)

NET OPERATING INCOME	425	314	220

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	17	36	14
Affiliate investments	41	7	3
Control investments	117	2	(37)
Taxes on net realized gain	(17)	—	—
Derivative agreements	15	(9)	(18)

Total net realized gain (loss) on investments	173	36	(38)

NET REALIZED EARNINGS	598	350	182

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	276	(17)	91
Foreign currency translation	32	—	—
Derivative agreements	(11)	32	8

Total net unrealized appreciation of investments	297	15	99

Total net gain on investments	470	51	61

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	895	365	281
Cumulative effect of accounting change, net of tax	1	—	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$896	$365	$281

NET OPERATING INCOME PER COMMON SHARE:
Basic	$3.15	$3.16	$2.88
Diluted	$3.11	$3.10	$2.83
NET EARNINGS PER COMMON SHARE:
Basic	$6.63	$3.68	$3.69
Diluted	$6.55	$3.60	$3.63
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	135.1	99.3	76.4
Diluted	136.8	101.4	77.6
DIVIDENDS DECLARED PER COMMON SHARE	$3.33	$3.08	$2.91

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in millions, except per share data)

	Year Ended December 31,
	2006	2005
Operations:
Net operating income	$425	$314
Net realized gain on investments	173	36
Net unrealized appreciation of investments	297	15
Cumulative effect of accounting change, net of tax	1	—

Net increase in net assets resulting from operations	896	365

Shareholder distributions:
Common stock dividends from net operating income	(425)	(310)
Common stock dividends in excess of net operating income	(29)	—

Net decrease in net assets resulting from shareholder distributions	(454)	(310)

Capital share transactions:
Issuance of common stock	1,020	877
Issuance of common stock under stock option plans	44	45
Issuance of common stock under dividend reinvestment plan	29	38
Purchase of common stock held in deferred compensation trusts	(124)	(8)
Stock-based compensation	35	15
Other	(2)	4

Net increase in net assets resulting from capital share transactions	1,002	971

Total increase in net assets	1,444	1,026
Net assets at beginning of period	2,898	1,872

Net assets at end of period	$4,342	$2,898

Net asset value per common share	$29.42	$24.37

Common shares outstanding at end of period	147.6	118.9

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	Year Ended December 31,
	2006	2005	2004
Operating activities:
Net increase in net assets resulting from operations	$896	$365	$281
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net unrealized appreciation of investments	(297)	(15)	(99)
Net realized (gain) loss on investments	(173)	(36)	38
Accretion of loan discounts	(11)	(13)	(13)
Increase in accrued payment-in-kind interest and dividends	(145)	(79)	(50)
Collection of loan origination fees	46	30	19
Amortization of deferred finance costs and net debt premium	7	10	8
Stock-based compensation	35	14	10
Increase in interest receivable	(16)	(11)	(7)
Increase in other assets	(55)	(3)	(3)
Increase in other liabilities	115	37	13
Other	4	3	1

Net cash provided by operating activities	406	302	198

Investing activities:
Purchases of investments	(5,773)	(3,181)	(1,842)
Fundings on revolving credit facility investments, net	(52)	(72)	(40)
Principal repayments	1,812	886	418
Proceeds from sale of senior debt investments	456	340	217
Collection of payment-in-kind notes and dividends	68	29	10
Collection of accreted loan discounts	9	5	8
Proceeds from sale of equity investments	1,102	195	58
Purchase of government securities	—	(100)	(100)
Sale of government securities	—	100	100
Interest rate derivative receipts (payments), net	14	(9)	(18)
Capital expenditures of property and equipment	(25)	(8)	(2)
Other	—	—	2

Net cash used in investing activities	(2,389)	(1,815)	(1,189)

Financing activities:
Proceeds from asset securitizations	504	762	410
Draws on revolving credit facilities, net	806	133	507
Repayment of notes payable for asset securitizations	(61)	(271)	(393)
Proceeds from unsecured debt issuance	22	201	167
Proceeds from TRS facility, net	186	81	29
Increase in deferred financing costs	(9)	(14)	(13)
(Increase) decrease in debt service escrows	(111)	20	(66)
Issuance of common stock	1,064	922	613
Purchase of common stock held in deferred compensation trusts	(124)	(8)	—
Distributions paid	(298)	(274)	(213)
Payment of federal income tax for deemed capital gain distribution	(15)	—	—
Other	(1)	—	—

Net cash provided by financing activities	1,963	1,552	1,041

Net (decrease) increase in cash and cash equivalents	(20)	39	50
Cash and cash equivalents at beginning of period	97	58	8

Cash and cash equivalents at end of period	$77	$97	$58

Supplemental Disclosures:
Cash paid for interest	$175	$74	$24
Cash paid for taxes	$21	$11	$3
Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment plan	$29	$38	$7

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value at beginning of the period	$24.37	$21.11	$17.83	$15.82	$16.84

Net operating income(1)(2)	3.15	3.16	2.88	2.58	2.60
Net realized gain (loss) on investments(1)(2)	1.28	0.37	(0.49)	0.40	(0.52)
Net unrealized appreciation (depreciation) of investments(1)(2)	2.20	0.15	1.30	(0.82)	(1.57)

Net increase in net assets resulting from operations(1)	6.63	3.68	3.69	2.16	0.51
Issuance of common stock	1.96	2.67	2.42	2.56	0.80
Other, net(3)	(0.21)	(0.01)	0.08	0.08	0.24
Distribution of net investment income	(3.33)	(3.08)	(2.91)	(2.79)	(2.57)

Net asset value at end of period	$29.42	$24.37	$21.11	$17.83	$15.82

Ratio/Supplemental Data:
Per share market value at end of period	$46.26	$36.21	$33.35	$29.73	$21.59
Total return (loss)(4)	40.00%	18.98%	22.94%	53.50%	(15.21)%
Shares outstanding at end of period	147.6	118.9	88.7	65.9	43.4
Net assets at end of period	$4,342	$2,898	$1,872	$1,176	$688
Average net assets	$3,643	$2,297	$1,498	$916	$643
Average debt outstanding	$3,021	$1,892	$1,000	$582	$417
Average debt outstanding per common share(1)	$22.36	$19.05	$13.09	$10.66	$10.57
Ratio of operating expenses, net of interest expense, to average net assets	6.42%	5.55%	5.14%	5.14%	4.69%
Ratio of interest expense to average net assets	5.22%	4.38%	2.46%	2.02%	2.22%

Ratio of operating expenses to average net assets	11.64%	9.93%	7.60%	7.16%	6.91%
Ratio of net operating income to average net assets	11.67%	13.67%	14.69%	15.36%	15.94%

(1)	Weighted average basic per share data.
(2)	In 2004, we adopted a new accounting method for interest rate derivative agreements. If we had adopted this accounting method in 2002 and accounted for our interest rate derivative agreements in 2003 and 2002 under the new accounting method, net operating income per share would have increased $0.32 per share and $0.28 per share, respectively, net realized gain (loss) on investments would have decreased $0.31 per share and $0.23 per share, respectively, and net unrealized appreciation (depreciation) of investments would have decreased $0.01 per share and $0.05 per share, respectively.
(3)	Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, income tax deductions related to the exercise of stock options in excess of GAAP expense credited to additional paid-in capital, repayments of notes receivable from the sale of common stock and the issuance of non-recourse notes to purchase common stock and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(4)	Total return is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan, which includes a 5% discount on shares purchased through the reinvested dividends effective for dividends paid on or after December 30, 2004.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		$0.2	$—
Affordable Care Holding	Health Care Providers &	Senior Debt (8.6%, Due 11/11 – 11/12)	$92.1	90.7	90.7
Corp.	Services	Subordinated Debt (15%, Due 11/13 – 11/14)(7)	51.2	50.4	50.4
		Convertible Preferred Stock (84,952 shares)(1)		85.0	85.0
		Common Stock (21,238,000 shares)(1)		21.2	21.2

				247.3	247.3
A.H. Harris & Sons, Inc.	Distributors	Common Stock Warrants (2,004 shares)(1)		0.5	5.0
Algoma Holding Company	Building Products	Subordinated Debt (16.0%, Due 4/13)(7)	7.7	7.6	7.6
		Convertible Preferred Stock (28,000 shares)(1)		2.8	8.8

				10.4	16.4
Aspect Software	IT Services	Senior Debt (12.4%, Due 7/12)	20.0	19.8	19.8
Astrodyne Corporation	Electrical Equipment	Senior Debt (13.4%, Due 4/11)(7)	6.5	6.4	6.4
		Subordinated Debt (12.0%, Due 4/12)(7)	11.0	10.9	10.9
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (386,894 shares)		7.8	8.9

				25.1	26.2
Avanti Park Place LLC	Real Estate	Senior Debt (8.3%, Due 6/10)(7)	6.5	6.5	6.5
Axygen Holdings Corporation	Health Care Equipment &	Senior Debt (8.9%, Due 9/12)	8.0	7.9	7.9
	Supplies	Subordinated Debt (14.5%, Due 9/14)(7)	58.5	57.6	57.6
		Redeemable Preferred Stock (246,400 shares)		43.2	43.2
		Convertible Preferred Stock (58,520 shares)		15.4	15.4
		Common Stock (3,080 shares)(1)		0.3	0.3
		Common Stock Warrants (246,400 shares)(1)		23.0	23.0

				147.4	147.4
BarrierSafe Solutions	Commercial Services &	Senior Debt (13.9%, Due 9/10)(7)	13.7	13.6	13.6
International, Inc.	Supplies	Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	53.6	53.1	53.1

				66.7	66.7
Barton Cotton Holding	Commercial Services &	Senior Debt (8.9%, Due 4/11 – 4/12)(7)	39.4	38.7	38.7
Corporation	Supplies	Subordinated Debt (14.0%, Due 9/13)(7)	29.3	28.8	28.8
		Redeemable Preferred Stock (33,936 shares)(1)		20.1	20.1
		Convertible Preferred Stock (80,640 shares)(1)		8.1	8.1
		Common Stock Warrants (150,827 shares)(1)		15.1	7.5

				110.8	103.2
BBB Industries, LLC	Auto Components	Senior Debt (11.2%, Due 6/12 – 6/13)(7)	99.9	98.4	98.4
Beacon Hospice, Inc.	Health Care Providers & Services	Subordinated Debt (14.5%, Due 2/12)(7)	10.5	10.4	10.4
Berry-Hill Galleries, Inc.	Distributors	Senior Debt (15.9%, Due 5/07)	20.2	20.0	20.0
BLI Partners, LLC	Personal Products	Common Membership Interest(1)		17.3	—

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Breeze Industrial Products	Auto Components	Senior Debt (11.9%, Due 8/13)(7)	19.0	18.7	18.7
Corporation		Subordinated Debt (14.3%, Due 8/13 – 8/15)(7)	33.4	33.0	33.0

				51.7	51.7
Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	118.6	117.1	117.1
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (11.4%, Due 7/12)(7)	5.5	5.5	5.5
CH Holding Corp.	Leisure Equipment &	Senior Debt (12.4%, Due 5/11)	14.0	13.8	13.8
	Products	Redeemable Preferred Stock (20,837 shares)(1)		40.9	8.0
		Convertible Preferred Stock (665,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				54.7	21.8
CIBT Global Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 5/12)	65.9	64.8	64.8
CL Holding Inc.	Textiles, Apparel & Luxury	Subordinated Debt (13.8%, Due 3/10)(7)	16.6	15.2	15.2
	Goods	Redeemable Preferred Stock (8,295 shares)(1)		0.3	0.3
		Common Stock (8,295 shares)(1)		—	—
		Preferred Stock Warrants (1,095 shares)(1)		—	—
		Common Stock Warrants (197,322 shares)(1)		5.4	1.4

				20.9	16.9
Clifford Sheffield, LLC	Real Estate	Senior Debt (6.0%, Due 1/16)(7)	1.7	1.2	1.2
Compusearch Holdings	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12.5	12.3	12.3
Company, Inc.		Convertible Preferred Stock (28,027 shares)		1.1	1.1

				13.4	13.4
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)(7)	14.0	11.7	11.7
		Redeemable Preferred Stock (1,400,000 shares)		1.4	1.4
		Common Stock Warrants (5,240,521 shares)(1)		3.6	6.6

				16.7	19.7
DelStar, Inc.	Building Products	Senior Debt (8.9%, Due 3/12)	5.0	5.0	5.0
		Subordinated Debt (14.0%, Due 12/12)(7)	18.0	17.7	17.7
		Redeemable Preferred Stock (31,955 shares)		14.4	14.4
		Convertible Preferred Stock (35,505 shares)		3.7	8.1
		Common Stock Warrants (106,891 shares)(1)		20.3	25.6

				61.1	70.8
Direct Marketing International LLC	Media	Subordinated Debt (14.2%, Due 7/12)(7)	27.8	27.5	27.5
EAG Acquisition, LLC	Commercial Services &	Senior Debt (9.4%, Due 9/10)(7)	64.2	63.2	63.2
	Supplies	Subordinated Debt (16.0%, Due 9/11)(7)	25.5	25.2	25.2
		Redeemable Preferred Stock (4,900,000 shares)		5.4	5.4
		Common stock warrents (4,900,000 shares)(1)		—	9.1

				93.8	102.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Easton Bell Sports LLC	Leisure Equipment & Products	Common Units (2,386,549 units)(1)		0.9	5.1
Edline, LLC	Software	Subordinated Debt (12.0%, Due 7/11)(7)	5.0	3.4	3.4
		Membership Warrants (2,121,212 units)(1)		1.8	3.4

				5.2	6.8
Euro-Caribe Packing	Food Products	Senior Debt (10.4%, Due 3/10 – 5/10)	8.3	8.2	8.2
Company, Inc.		Subordinated Debt (11.0%, Due 3/11)	4.2	3.9	3.9
		Convertible Preferred Stock (182,034 shares)(1)		4.0	—

				16.1	12.1
FAMS Acquisition, Inc.	Diversified Financial	Senior Debt (11.9%, Due 8/10 – 8/11)(7)	27.9	27.6	27.6
	Services	Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24.9	24.5	24.5
		Convertible Preferred Stock (1,034,290 shares)(1)		25.1	27.6

				77.2	79.7
FCC Holdings, LLC	Commercial Banks	Senior Debt (13.1%, Due 8/09)(7)	25.0	24.8	24.8
Forest Alaska Operating LLC	Oil, Gas & Consumable Fuels	Senior Debt (11.9%, Due 12/11)	37.5	37.5	37.5
Formed Fiber Technologies,	Auto Components	Subordinated Debt (15.0%, Due 8/11)(6)(7)	15.3	13.4	8.6
Inc.		Common Stock Warrants (122,397 shares)(1)		0.1	—

				13.5	8.6
FPI Holding Corporation	Food Products	Senior Debt (8.9%, Due 5/11 – 5/12)	53.5	52.6	52.6
		Subordinated Debt (15.0%, Due 5/13)(7)	38.7	38.1	38.1
		Convertible Preferred Stock (26,074 shares)		29.3	29.3
		Common Stock (6,518 shares)(1)		7.0	7.0

				127.0	127.0
FreeConferenceroom.com, Inc.	Diversified	Senior Debt (11.9%, Due 4/11)(7)	17.8	17.6	17.6
	Telecommunication Services	Subordinated Debt (15.0%, Due 5/12)(7)	9.5	9.3	9.3
		Redeemable Preferred Stock (5,860,400 shares)		9.4	9.4
		Convertible Preferred Stock (2,930,200 shares)		1.2	3.4
		Common Stock (2,930,200 shares)(1)		1.2	4.6

				38.7	44.3
Haband Company, Inc.	Internet & Catalog Retail	Senior Debt (8.8%, Due 10/11 – 10/12)	31.0	30.4	30.4
		Subordinated Debt (13.1%, Due 10/13)	29.1	28.6	28.6

				59.0	59.0
H-Cube, LLC(3)	IT Services	Redeemabl Preferred Stock (1,051 shares)(1)		1.1	1.1
		Common Units (196,773 shares)(1)		—	—

				1.1	1.1
HomeAway, Inc.	Diversified Consumer	Senior Debt (11.1%, Due 10/12)	59.6	58.7	58.7
	Services	Convertible Preferred Stock (1,411,200 shares)		7.2	7.2

				65.9	65.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Hopkins Manufacturing	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	32.1	31.8	31.8
Corporation		Redeemable Preferred Stock (3,500 shares)		5.2	5.2

				37.0	37.0
HP Evenflo Acquisition Co.	Household Durables	Senior Debt (11.9%, Due 8/10)(7)	18.4	18.2	18.2
Infiltrator Systems, Inc.	Building Products	Senior Debt (12.4%, Due 10/13)(7)	52.2	51.4	51.4
Innova Holdings, Inc.	Energy Equipment &	Senior Debt (12.9%, Due 3/13)	13.5	13.3	13.3
	Services	Subordinated Debt (15.0%, Due 3/14)(7)	17.2	16.9	16.9
		Convertible Preferred Stock (17,150 shares)		18.3	26.1

				48.5	56.3
Inovis International, Inc.	Software	Senior Debt (11.8%, Due 5/10)(7)	90.0	88.9	88.9
Intergraph Corporation	Software	Senior Debt (11.4%, Due 12/14)	3.0	3.0	3.0
Johnny Appleseed’s Inc.	Internet & Catalog Retail	Subordinated Debt (14.5%, Due 2/12)(7)	18.3	18.0	18.0
Jones Stephens Corp.	Building Products	Subordinated Debt (13.5%, Due 9/13 – 9/14)(7)	22.5	22.1	22.1
Kempwood Partners, Ltd.	Real Estate	Senior Debt (6.5%, Due 5/16)(7)	1.3	1.2	1.2
Lakeshore Drive in Plaza, LLC	Real Estate	Senior Debt (6.1%, Due 4/16)(7)	1.3	1.3	1.3
LTM Enterprises, Inc.	Personal Products	Senior Debt (14.0%, Due 5/11 – 11/11)	12.5	12.4	12.4
Maritime Logistics US	Road & Rail	Common Stock (1,119,132 shares)(1)		1.0	1.0
Holdings, Inc.		Common Stock Warrants (19,800 shares)(1)		—	—

				1.0	1.0
Medical Billing Holdings, Inc.	Commercial Services &	Senior Subordinated Debt (15.0%, Due 9/13)	10.1	10.0	10.0
	Supplies	Convertible Preferred Stock (15,848 shares)		16.3	19.2
		Common Stock (3,962,000 shares)(1)		4.0	4.8

				30.3	34.0
Milton’s Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8.5	8.4	8.4
Mirion Technologies	Electrical Equipment	Senior Debt (9.9%, Due 5/08 – 11/11)(7)	113.2	112.2	112.8
		Subordinated Debt (15.1%, Due 9/09 – 5/12)(7)	47.0	46.6	46.6
		Convertible Preferred Stock (523,203 shares)		45.2	60.2
		Common Stock (29,422 shares)(1)		3.3	9.5
		Common Stock Warrants (266,245 shares)(1)		22.3	58.7

				229.6	287.8
MTS Group, LLC	Textiles, Apparel & Luxury	Senior Debt (11.8%, Due 10/08 – 10/11)(7)	19.9	19.7	19.7
	Goods	Subordinated Debt (15.0%, Due 10/12)(7)	16.7	16.4	16.4
		Common Stock (558,214 shares)(1)		0.7	0.7

				36.8	36.8
Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt (7.7%, Due 10/15)(7)	6.1	6.1	6.1

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Nursery Supplies, Inc.	Containers & Packaging	Senior Subordinated Debt (13.0%, Due 7/08)(7)	10.2	10.2	10.2
		Junior Subordinated Debt (15.0%, Due 7/08)(6)(7)	10.5	9.5	7.8

				19.7	18.0
Pan Am International Flight	Commercial Services &	Senior Debt (9.4%, Due 7/12)(7)	21.5	21.2	21.2
Academy, Inc.	Supplies	Senior Subordinated Debt (16.0%, Due 7/13)(7)	21.9	21.6	21.6
		Convertible Preferred Stock (9,888 shares)(1)		9.9	9.9

				52.7	52.7
PHC Acquisition, Inc.	Diversified Consumer	Subordinated Debt (14.7%, Due 3/12 – 3/13)(7)	24.4	24.1	24.1
	Services	Convertible Preferred Stock (7,872 shares)(1)		0.3	0.4
		Common Stock (635,384 shares)(1)		27.7	37.5

				52.1	62.0
Phillips & Temro Industries,	Auto Components	Senior Debt (11.8%, Due 12/10 – 12/11)(7)	26.1	26.0	26.0
Inc.		Subordinated Debt (15.0%, Due 12/12)(7)	16.9	16.9	16.9

				42.9	42.9
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2.6	4.7
Retriever Acquisition Co.	Diversified Financial Services	Senior Debt (11.8%, Due 9/14)	50.0	49.8	49.8
Roarke – Money Mailer, LLC	Media	Common Membership Units (24,500 shares)(1)	—	1.1	2.8
Rocky Shoes & Boots, Inc.(2)	Textiles, Apparel & Luxury Goods	Senior Debt (13.9%, Due 1/11)(7)	10.0	9.9	9.9
RTL Acquisition Corp.	Health Care Providers &	Senior Debt (9.1%, Due 2/11 – 2/12)(7)	5.6	5.5	5.5
	Services	Subordinated Debt (14.0%, Due 2/13)(7)	16.3	16.1	16.1
		Redeemable Preferred Stock (71,377 shares)		9.0	9.0
		Convertible Preferred Stock (155,013 shares)(1)		7.0	6.3
		Common Stock (8,159 shares)(1)		0.4	—
		Common Stock Warrants (71,377 shares)(1)		3.2	3.2

				41.2	40.1
Safemark Acquisitions, Inc.	Commercial Services &	Senior Debt (11.6%, Due 7/09 – 6/10)(7)	22.1	21.8	21.8
	Supplies	Subordinated Debt (14.5%, Due 6/11 – 6/12)(7)	13.1	12.9	12.9
		Redeemable Preferred Stock (7,700 shares)(1)		4.8	4.8
		Convertible Preferred Stock (2,100 shares)(1)		0.2	0.2
		Preferred Stock Warrants (35,522 shares)(1)		3.5	0.9

				43.2	40.6
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (67,973 shares)(1)		4.6	1.9
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10.5	10.0	10.0
		Common Stock Warrants (5,187 shares)(1)		0.5	0.5

				10.5	10.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
SDP Consulting, Inc.	Construction & Engineering	Senior Debt (10.7%, Due 5/11 – 5/12)(7)	138.4	136.6	136.6
		Common Stock (35,000 shares)(1)		0.1	0.1

				136.7	136.7
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (12.0%, Due 8/09 – 8/12)(7)	22.3	22.1	22.1
Specialty Brands of America,	Food Products	Senior Debt (11.1%, Due 12/07 – 5/11)(7)	19.2	19.0	19.0
Inc.		Subordinated Debt (13.4%, Due 9/08 – 5/14)(7)	40.1	39.9	39.9
		Redeemable Preferred Stock (146,513 shares)		11.7	11.7
		Convertible Preferred Stock (130,165 shares)		13.7	17.1
		Common Stock (23,741shares)(1)		2.4	2.9
		Common Stock Warrants (68,255 shares)(1)		6.8	8.4

				93.5	99.0
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt (12.0%, Due 8/12 – 8/13)	43.0	42.4	42.4
		Senior Subordinated Debt (15.3%, Due 8/14 – 8/15)(7)	39.8	39.2	39.2
		Convertible Preferred Stock (68,065 shares)(1)		32.8	26.0
		Common Stock (68,065 shares)(1)		—	—

				114.4	107.6
SSH Acquisition, Inc.	Commercial Services &	Senior Debt (12.4%, Due 9/12)(7)	12.5	12.3	12.3
	Supplies	Subordinated Debt (14.0%, Due 9/13)(7)	19.0	18.8	18.8
		Convertible Preferred Stock (357,700 shares)		27.3	50.2

				58.4	81.3
STB Holdings, Inc.	Commercial Services and	Senior Debt (8.8%, Due 6/12)	6.0	5.9	5.9
	Supplies	Subordinated Debt (14.0%, Due 6/13 – 6/14)(7)	84.9	83.8	83.8
		Convertible Preferred Stock (92,400 shares)		96.5	96.5
		Common Stock (23,100,000 shares)(1)		23.1	16.5

				209.3	202.7
Stein World, LLC	Household Durables	Senior Debt (13.3%, Due 10/11)	8.7	8.6	8.6
		Subordinated Debt (19.3%, Due 10/12 – 10/13)(6)	25.2	22.4	4.2

				31.0	12.8
Supreme Corq Holdings, LLC	Household Products	Senior Debt (8.9%, Due 6/09)	4.3	4.2	4.2
		Subordinated Debt (12.0%, Due 6/12)(6)	5.0	4.1	—
		Common membership Warrants (3,359 shares)(1)		0.4	—

				8.7	4.2
Tanenbaum-Harber Co.	Insurance	Senior Debt (9.4%, Due 3/12)(7)	2.8	2.8	2.8
Holdings, Inc.		Subordinated Debt (13.0%, Due 3/13)(7)	8.9	8.8	8.8
		Redeemable Preferred Stock (315 shares)		0.3	0.3
		Common Stock (3,500 shares)(1)		—	—

				11.9	11.9
TestAmerica Environmental	Commercial Services &	Senior Debt (9.6%, Due 12/11 – 12/13)(7)	180.5	177.6	177.6
Services, LLC	Supplies	Subordinated Debt (14.0%, Due 12/14)(7)	40.0	39.4	39.4
		Preferred Unit (14,000,000 units)(1)		8.3	8.3
		Preferred Unit Warrants (2,400,269 units)(1)		5.7	5.7

				231.0	231.0
Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants (792,149 shares)(1)		1.7	4.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
The Tensar Corporation	Construction & Engineering	Senior Debt (12.6%, Due 4/13)(7)	84.0	82.9	82.9
		Subordinated Debt (17.5%, Due 10/13)	31.4	31.0	31.0

				113.9	113.9
ThreeSixty Sourcing, Inc. (3)	Commercial Services &	Senior Debt (13.4%, Due 9/08)	6.0	6.0	6.0
	Supplies	Common Stock Warrants (35 shares)(1)		4.1	—

				10.1	6.0
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 8/13)(7)	54.0	53.7	53.7
Trigeant, Ltd.	Oil, Gas & Consumable Fuels	Senior Debt (14.4%, Due 12/11)	22.0	21.7	21.7
Tyden Caymen Holdings	Electronic Equipment &	Senior Debt (12.8%, Due 5/10 – 11/11)(7)	12.2	12.1	12.1
Corp.	Instruments	Subordinated Debt (13.8%, Due 5/12)(7)	14.5	14.3	14.3
		Common Stock (1,400,000 shares)(1)		1.4	3.0

				27.8	29.4
TZ Holdings, Inc.	Diversified Telecommunication Services	Common Stock (12,281 shares)(1)		0.7	—
UFG Holding Corp.	Food Products	Senior Debt (9.1%, Due 5/12)	4.8	4.8	4.8
		Subordinated Debt (15.0%, Due 5/15 – 5/16)(7)	52.9	52.2	52.2
		Redeemable Preferred Stock (24,737 shares)		26.1	25.2
		Convertible Preferred Stock (30,921 shares)(1)		3.1	—
		Common Stock (30,921 shares)(1)		3.1	—

				89.3	82.2
Unique Fabricating	Auto Components	Senior Debt (13.9%, Due 2/10 – 2/12)(7)	6.5	6.4	6.4
Incorporated		Subordinated Debt (17.0%, Due 2/13)(7)	7.1	7.1	7.1
		Redeemable Preferred Stock (1,750 shares)(1)		1.8	1.8
		Common Stock Warrants (4,445 shares)(1)		0.2	0.2

				15.5	15.5
Varel Holdings, Inc.	Energy Equipment &	Senior Debt (11.5%, Due 10/11)	40.0	39.4	39.4
	Services	Subordinated Debt (14.0%, Due 4/12)	10.3	9.4	9.4
		Common Stock Warrants (22,256 shares)(1)		0.8	0.8

				49.6	49.6
Venus Swimwear, Inc.	Internet & Catalog Retail	Senior Debt (8.8%, Due 12/11 – 12/12)(7)	33.5	32.9	32.9
		Subordinated Debt (14.0%, Due 12/13)(7)	20.1	19.8	19.8

				52.7	52.7
Visador Holding Corp.	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10.8	10.5	10.5
		Common Stock Warrants (4,284 shares)(1)		0.5	0.4

				11.0	10.9
Whisperwood Limited Partnership	Real Estate	Senior Debt (5.1%, Due 9/15)(7)	4.6	4.3	4.3
WIL Research Holding Company, Inc.	Biotechnology	Convertible Preferred Stock (862,323 shares)		0.6	1.5
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (9.9%, Due 12/11 – 12/13)(7)	95.8	94.3	94.3

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
CMBS INVESTMENTS

Banc of America Commercial Mortgage Trust 2006-3	Real Estate	Commercial Mortgage Pass-Through Certificates (5.5%, Due 7/16 – 8/16)(7)	55.5	30.2	30.8
Banc of America Commercial Mortgage Trust 2006-4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.4%, Due 9/16)(7)	13.4	10.9	11.0
Citigroup Commercial Mortgage Securities Trust 2006-C5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 11/16)(7)	11.7	9.5	9.5
Credit Suisse Commercial Mortgage Trust 2006-C5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 12/16)(7)	14.7	11.7	11.7
GE Commercial Mortgage Corporation, Series 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 3/16)(7)	8.9	7.3	7.4
GS Mortgage Securities Trust 2006-GG8	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/16)(7)	18.6	15.2	15.2
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.0%, Due 12/15)(7)	136.2	78.5	78.2
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC17	Real Estate	Commercial Mortgage Pass-Through Certificates (5.2%, Due 11/16)(7)	62.1	28.6	28.6
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/15 – 5/17)(7)	16.3	13.0	13.3
J.P. Morgan-CIBC Commercial Mortgage-Backed Securities Trust 2006-RR1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 10/17 – 8/20)(7)	11.8	7.6	7.9
LB-UBS Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 5/21)(7)	48.5	26.1	25.8
LB-UBS Commercial Mortgage Trust 2006-C7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 11/16)(7)	53.1	25.2	25.2
Merrill Lynch Mortgage Trust 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 5/16 – 12/25)(7)	71.6	40.4	41.5
ML-CFC Commercial Mortgage Trust 2006-C2	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 6/16 – 7/17)(7)	57.5	32.0	32.8
ML-CFC Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (4.9%, Due 12/16)(7)	11.1	17.5	17.5
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 10/16)(7)	92.5	47.1	47.1
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 8/16)(7)	46.7	23.9	24.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 2/16 – 11/28)(7)	130.0	63.4	63.3
CDO INVESTMENTS
Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares (5,000 shares)		4.1	4.6
Babson CLO Ltd. 2006-II	Diversified Financial Services	Income Notes (15,000 shares)		14.4	14.4
CoLTs 2005-1 Ltd.	Diversified Financial Services	Preference Shares (360 shares)		6.6	7.8
CoLTs 2005-2 Ltd.	Diversified Financial Services	Preference Shares (34,170,000 shares)		33.1	32.4
Flagship CLO V	Diversified Financial Services	Preference Shares (15,000 shares)		14.8	14.8
LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes (6,700,000 shares)		6.5	7.5
Mayport CLO Ltd.	Diversified Financial Services	Income Notes (14,000 shares)		13.1	13.1
NYLIM Flatiron CLO 2006-1 LTD.	Diversified Financial Services	Preference Shares (10,000 shares)		10.1	10.1
Vitesse CLO, Ltd.	Diversified Financial Services	Preference Shares (15,00,000 shares)		15.1	14.6
Cent CDO 12 Limited	Diversified Financial Services	Income Notes (26,355,270 shares)		23.8	23.8
Sapphire Valley CDO I, Ltd.	Diversified Financial Services	Income Notes (14,000,000 shares)		12.8	12.8
Subtotal Non-Control / Non-Affiliate Investments (60% of total investment assets and liabilities at fair value)				4,827.0	4,869.1

AFFILIATE INVESTMENTS

CCCI Holdings, Inc.	Diversified Consumer	Senior Debt (11.4%, Due 12/12)	75.0	73.8	73.8
	Services	Convertible Preferred Stock (876,269 shares)(1)		5.7	5.7

				79.5	79.5
Coghead, Inc.	Internet Software & Services	Convertible Preferred Stock (6,591,750 shares)(1)		3.2	3.2
IS Holdings I, Inc.	Software	Senior Debt (12.1%, Due 10/12)	8.0	7.9	7.9
		Redeemable Preferred Stock (2,772 shares)		2.8	2.8
		Common Stock (1,400,000 shares)(1)		—	—

				10.7	10.7
Kirby Lester Holdings, LLC	Health Care Equipment &	Senior Debt (11.8%, Due 9/10 – 9/12)(7)	12.2	12.0	12.0
	Supplies	Subordinated Debt (16.0%, Due 9/13)(7)	12.1	11.7	11.9

				23.7	23.9
Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	—
		Common Stock (146,478 shares)(1)		—	—

				—	—

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Narus, Inc.	Internet Software & Services	Convertible Preferred Stock (15,086,208 shares)(1)		8.8	8.8
NBD Holdings Corp.	Diversified Financial	Subordinated Debt (14.0%, Due 8/13)(7)	43.4	42.8	42.8
	Services	Convertible Preferred Stock (101,072 shares)(1)		10.8	10.8
		Common Stock (760,570 shares)(1)		0.1	0.1

				53.7	53.7
Nivel Holdings, LLC	Distributors	Senior Debt (8.8%, Due 4/11 – 4/12)(7)	5.7	5.6	5.6
		Subordinated Debt (14.9%, Due 4/13 – 4/14)(7)	16.8	16.5	16.5

				22.1	22.1
NPC Holdings, Inc.	Building Products	Senior Debt (12.3%, Due 6/12)(7)	4.5	4.4	4.4
		Subordinated Debt (15.0%, Due 6/13)(7)	8.3	8.2	8.2
		Redeemable Preferred Stock (9,293 shares)		7.4	7.4
		Convertible Preferred Stock (9,583 shares)		1.0	1.0
		Preferred Stock Warrants (30,647 shares)(1)		3.1	3.1
		Common Stock (56 shares)(1)		—	—

				24.1	24.1
Qualitor Component Holdings,	Auto Components	Subordinated Debt (17.0%, Due 12/12)(7)	30.1	29.7	29.7
LLC		Redeemable Preferred Stock (3,150,000shares)(1)		3.1	0.7
		Common Units (350,000 units)(1)		0.4	—

				33.2	30.4
Radar Detection Holdings	Household Durables	Senior Debt (12.6%, Due 11/12)(7)	13.0	13.0	13.0
Corp		Common Stock (48,857 shares)(1)		0.7	5.9

				13.7	18.9
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	18.1	17.9	17.9
		Common Stock (7,000 shares)(1)		7.0	2.7

				24.9	20.6
Seroyal Holdings, L.P.(3)	Health Care Equipment &	Senior Debt (16.3%, Due 12/10)(7)	3.1	3.0	3.0
	Supplies	Subordinated Debt (14.5%, Due 12/11)(7)	9.3	8.9	8.9
		Redeemable Preferred Partnership Units (40,000 units)(1)		0.5	0.6
		Partnership Units (114,406 units)(1)		1.0	2.0

				13.4	14.5
Small Smiles Holding Company, LLC	Health Care Providers & Services	Subordinated Debt (14.9%, Due 9/13 – 9/14)(7)	90.2	88.9	88.9
TechBooks, Inc.	IT Services	Subordinated Debt (15.5%, Due 8/09)(7)	50.8	50.2	50.2
		Convertible Preferred Stock (3,061,225 shares)(1)		10.5	28.6

				60.7	78.8
The Hygenic Corporation	Health Care Equipment &	Senior Debt (12.4%, Due 10/12)(7)	18.0	17.8	17.8
	Supplies	Redeemable Preferred Stock (6,510 shares)		8.0	8.0
		Common Stock (143,907 shares)(1)		0.8	21.2

				26.6	47.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Tymphany Corporation	Electronic Equipment & Instruments	Convertible Preferred Stock (5,711,416 shares)(1)		9.1	9.1
WIS International	Commercial Services &	Convertible Preferred Stock (296,000 shares)(1)		29.6	29.6
	Supplies	Common Stock (74,000 shares)(1)		7.4	7.4

				37.0	37.0
WFS Holding, Inc.	Software	Convertible Preferred Stock (24.500,000 shares)(1)		2.4	4.5
Subtotal Affiliate Investments (7% of total investment assets and liabilities at fair value)				535.7	575.7

CONTROL INVESTMENTS

ACAS Equity Holdings Corp.	Diversified Financial Services	Common Units (700 shares)(1)		19.4	22.8
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		22.4	21.3
ACSAB, LLC	Oil, Gas & Consumable	Subordinated Debt (16.6%, Due 9/07 – 2/15)	31.0	30.4	30.4
	Fuels	Common Units (30,328 units)(1)		29.4	128.2

				59.8	158.6
Aeriform Corporation	Chemicals	Subordinated Debt (0.0%, Due 5/09)(1)	7.2	6.1	2.7
American Capital Asset Management, LLC	Diversified Financial Services	Common Membership (100% membership interest)		—	—
American Capital Equity Management, LLC	Diversified Financial Services	Common Membership (100% membership interest)		16.0	36.0
American Driveline Systems,	Commercial Services &	Senior Debt (8.9%, Due 8/12)	5.3	5.3	5.3
Inc.	Supplies	Subordinated Debt (14.0%, Due 8/13 – 8/14)(7)	40.5	39.8	39.8
		Redeemable Preferred Stock (484,334 shares)		31.2	31.2
		Common Stock(154,515 shares)(1)		13.0	17.6
		Common Stock Warrants (244,205 shares)(1)		20.9	27.8

				110.2	121.7
Auxi Health, Inc.	Health Care Providers &	Senior Debt (12.4%, Due 12/07)	5.3	5.3	5.3
	Services	Subordinated Debt (14.0%, Due 1/07 – 3/09)	15.1	5.8	5.8
		Subordinated Debt (14.0%, Due 3/09)(6)	6.1	7.3	5.9
		Convertible Preferred Stock (9,310,910 shares)(1)		1.9	—

				20.3	17.0
BPWest, Inc.	Energy Equipment &	Senior Debt (8.6%, Due 8/11)(7)	8.0	7.9	7.9
	Services	Subordinated Debt (15.0%, Due 7/12)(7)	8.2	8.1	8.1
		Redeemable Preferred Stock (6,203 shares)		6.6	6.2
		Common Stock (620,362 shares)(1)		—	21.1

				22.6	43.3
Bridgeport International, LLC(3)	Machinery	Common membership units (100 units)(1)		2.6	—
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1.5	0.4
Consolidated Utility Services,	Commercial Services &	Subordinated Debt (15.0%, Due 5/10)(7)	6.9	6.8	6.8
Inc.	Supplies	Redeemable Preferred Stock (2,537,500 shares)		3.0	3.0
		Common Stock (41,234 shares)(1)		—	6.6

				9.8	16.4

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
DanChem Technologies, Inc.	Chemicals	Senior Debt (11.3%, Due 12/10)	14.4	14.4	14.4
		Redeemable Preferred Stock (9,067 shares)(1)		7.6	3.3
		Common Stock (299,403 shares)(1)		1.8	—
		Common Stock Warrants (401,622 shares)(1)		2.2	—

				26.0	17.7
ECA Acquisition Holdings,	Health Care Equipment &	Senior Debt (13.9%, Due 4/10 – 4/12)(7)	14.8	14.5	14.5
Inc.	Supplies	Subordinated Debt (16.5%, Due 4/14)(7)	10.1	10.0	10.0
		Common Stock (700 shares)(1)		13.3	18.8

				37.8	43.3
eLynx Holdings, Inc.	IT Services	Senior Debt (11.7%, Due 9/09 – 9/12)(7)	16.8	16.6	16.6
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	9.0	8.8	8.8
		Redeemable Preferred Stock (21,114 shares)(1)		9.0	10.1
		Common Stock (11,261 shares)(1)		1.1	—
		Common Stock Warrants (131,281 shares)(1)		13.1	0.7

				48.6	36.2
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (12.9%, Due 5/11)(7)	7.4	7.3	7.3
		Subordinated Debt (16.8%, Due 5/12 – 5/13)(7)	11.5	11.4	11.4
		Convertible Preferred Stock (233,202 shares)(1)		11.4	2.3

				30.1	21.0
European Capital Limited(3)	Diversified Financial	Participating Preferred Shares (52,074,548 shares)(1)		653.7	728.9
	Services	Ordinary Shares (100 shares)(1)		—	—
		Participating Preferred Warrants (18,750,000 shares)(1)		—	22.1

				653.7	751.0
European Touch, LTD. II	Commercial Services &	Subordinated Debt (12.4%, Due 5/07)(7)	15.6	15.6	15.6
	Supplies	Redeemable Preferred Stock (315 shares)		0.4	0.4
		Common Stock (2,027 shares)(1)		1.1	4.4
		Common Stock Warrants (7,105 shares)(1)		3.7	13.8

				20.8	34.2
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (18.5%, Due 2/07 – 11/09)(6)	5.5	5.0	—
Fosbel Global Services	Commercial Services &	Senior Debt (9.3%, Due 7/10 – 7/11)(7)	43.5	43.0	43.0
(LUXCO) S.C.A(3)	Supplies	Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24.8	24.5	24.5
		Redeemable Preferred Stock (22,153,338 shares)(1)		22.1	19.8
		Convertible Preferred Stock (1,824,393 shares)(1)		3.6	—
		Common Stock (130,313 shares)(1)		0.3	—

				93.5	87.3
Future Food, Inc.	Food Products	Senior Debt (13.3%, Due 7/10)(7)	9.8	9.7	9.7
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14.0	12.8	12.8
		Common Stock (64,917 shares)(1)		13.0	6.7
		Common Stock Warrants (6,500 shares)(1)		1.3	1.0

				36.8	30.2

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (13.1%, Due 2/10 – 2/12)(7)	47.7	47.3	47.3
		Subordinated Debt (15.0%, Due 2/13)(7)	30.7	30.3	30.3
		Common Stock (155,513 shares)(1)		18.6	31.0

				96.2	108.6
Halex Holdings Corp.	Construction Materials	Senior Debt (12.3%, Due 7/08 – 10/08)	21.8	21.7	21.7
		Subordinated Debt (15%, Due 8/10)(6)	14.1	12.9	10.2
		Redeemable Preferred Stock (16,113,132 shares)(1)		25.1	—
		Common Stock (36,338,814 shares)(1)		—	—
		Common Stock Warrants (18,750,000 shares)(1)		—	—

				59.7	31.9
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury	Senior Debt (11.0%, Due 12/10)	8.5	8.4	8.4
	Goods	Senior Debt (13.3%, Due 12/10)(6)	3.8	3.4	0.6
		Convertible Preferred Stock (10,194 shares)(1)		3.0	—
		Common Stock (14,250 shares)(1)		4.8	—

				19.6	9.0
Hospitality Mints, Inc.	Food Products	Senior Debt (13.3%, Due 11/10)(7)	7.4	7.3	7.3
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18.5	18.2	18.2
		Convertible Preferred Stock (66,639 shares)		13.4	19.8
		Common Stock Warrants (86,817 shares)(1)		0.1	1.0

				39.0	46.3
KIC Holdings Corp.	Building Products	Senior Debt (12.5%, Due 9/10)	7.5	7.5	7.5
		Subordinated Debt (12.0%, Due 9/11)	12.4	12.0	12.0
		Redeemable Preferred Stock (21,249 shares)(1)		11.5	0.8
		Common Stock (9,397 shares)(1)		—	—
		Common Stock Warrants (147,216 shares)(1)		3.1	—

				34.1	20.3
Lifoam Holdings, Inc.	Leisure Equipment &	Senior Debt (10.6%, Due 6/07 – 6/10)(7)	35.7	35.5	35.5
	Products	Subordinated Debt (14.3%, Due 6/11 – 6/12)(7)	22.7	22.4	22.4
		Redeemable Preferred Stock (6,160 shares)(1)		4.2	1.4
		Common Stock (14,000 shares)(1)		1.4	—
		Common Stock Warrants (29,304 shares)(1)		2.9	—

				66.4	59.3
Logex Corporation	Road & Rail	Subordinated Debt (12.6%, Due 7/08)(6)	36.7	29.7	9.7
		Redeemable Preferred Stock (416 shares)(1)		2.3	—
		Common Stock (487,019 shares)(1)		0.5	—

				32.5	9.7
LVI Holdings, LLC	Commercial Services &	Senior Debt (10.9%, Due 2/10)(7)	3.4	3.3	3.3
	Supplies	Subordinated Debt (18.0%, Due 2/13)(7)	10.1	10.0	10.0

				13.3	13.3
MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	1.0	0.8	0.8
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6.4	4.1	1.8

				4.9	2.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
MW Acquisition Corporation	Health Care Providers &	Senior Debt (8.9%, Due 12/12)(7)	9.0	9.0	9.0
	Services	Subordinated Debt (16.1%, Due 2/13 – 2/14)(7)	24.1	23.8	23.8
		Convertible Preferred Stock (45,647 shares)		16.2	16.2
		Common Stock (61,864 shares)(1)		—	12.3

				49.0	61.3
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.5%, Due 6/09)	10.0	9.4	9.4
		Subordinated Debt (8.0%, Due 7/13)	0.6	0.1	0.6
		Common Stock (574,917 shares)(1)		0.1	25.2

				9.6	35.2
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 - 12/09)(7)	31.7	27.9	27.9
		Convertible Preferred Stock (22,430 shares)(1)		8.0	10.8
		Common Stock (70 shares)(1)		—	—

				35.9	38.7
Nspired Holdings, Inc.	Food Products	Senior Debt (9.6%, Due 12/08)	16.6	16.5	16.5
		Senior Debt (10.0%, Due 12/09)(6)	5.5	5.1	0.5
		Redeemable Preferred Stock (17,150 shares)(1)		17.1	—
		Common Stock (11,712,947shares)(1)		3.5	—

				42.2	17.0
PaR Systems, Inc.	Machinery	Subordinated Debt (14.9%, Due 2/10)(7)	9.1	9.1	9.1
		Common Stock (238,855 shares)(1)		0.8	1.4
		Common Stock Warrants (20,444 shares)(1)		—	0.1

				9.9	10.6
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (8.9%, Due 5/12)(7)	4.0	3.6	3.6
		Subordinated Debt (14.8%, Due 12/13 – 12/14)(7)	28.1	27.8	27.8
		Common Stock (69,159 shares)(1)		13.6	28.6

				45.0	60.0
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.3%, Due 12/11 – 12/12)(7)	16.5	16.3	16.3
		Subordinated Debt (15.0%, Due 12/14)(7)	15.0	14.8	14.8
		Convertible Preferred Stock (240,984 shares)		2.9	2.9
		Common Stock (60,246 shares)(1)		0.7	0.7

				34.7	34.7
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (12.3%, Due 6/12)(7)	10.0	9.9	9.9
		Subordinated Debt (14.1%, Due 6/13)(7)	23.0	22.7	22.7
		Redeemable Preferred Stock (43,547 shares)		35.3	35.3
		Common Stock (48,384 shares)(1)		4.6	4.6
		Common Stock Warrants (139,367 shares)(1)		13.9	13.9

				86.4	86.4
Precitech Holdings, Inc.	Machinery	Junior Subordinated Debt (17.0%, Due 12/12)(6)	8.0	4.7	2.2
Ranpak Acquisition, Inc.	Containers & Packaging	Senior Debt (7.9%, Due 12/11)	2.7	2.7	2.7
		Subordinated Debt (13.6%, Due 12/12-12/13)(7)	104.7	103.3	103.3
		Redeemable Preferred Stock (114,117 shares)		86.2	86.2
		Common Stock (126,797shares)(1)		12.7	17.4
		Common Stock Warrants (379,379 shares)(1)		37.9	72.0

				242.8	281.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock (46,666,666 shares)(1)		8.4	7.9
SAV Holdings, Inc.	Commercial Services &	Senior Debt (12.3%, Due 11/11)(7)	17.0	16.6	16.6
	Supplies	Subordinated Debt (14.0%, Due 11/12)(7)	12.3	12.1	12.1
		Redeemable Preferred Stock (18,144 shares)		19.9	19.9
		Common Stock (2,016,000 shares)(1)		2.0	34.0

				50.6	82.6
Sixnet, LLC	Electronic Equipment &	Senior Debt (10.4%, Due 6/10)(7)	9.0	8.9	8.9
	Instruments	Subordinated Debt (17.0%, Due 6/13)(7)	9.8	9.7	9.7
		Membership Units (339 units)(1)		4.2	8.6

				22.8	27.2
Stravina Holdings, Inc.	Personal Products	Senior Debt (10.0%, Due 01/10 – 4/11)	31.1	31.2	27.9
		Senior Debt (14.0%, Due 01/10 – 4/11)(6)	23.7	21.4	—
		Subordinated Debt (18.5%, Due 2/11)(6)	5.9	3.2	—
		Redeemable Preferred Stock (7,564,822 shares)(1)		5.0	—
		Common Stock (76,300 shares)(1)		—	—

				60.8	27.9
UFG Real Estate Holdings, LLC	Real Estate	Common Membership (70 shares)(1)		3.5	3.5
Unwired Holdings, Inc.	Household Durables	Senior Debt (9.3%, Due 6/10 – 6/11)	0.1	0.1	0.1
		Senior Debt (12.8%, Due 6/11)(6)	8.2	7.5	2.9
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(6)	17.2	14.8	—
		Redeemable Preferred Stock (12,740 shares)(1)		12.7	—
		Preferred Stock Warrants (39,690 shares)(1)		—	—
		Common Stock (126,001 shares)(1)		1.3	—
		Common Stock Warrants (439,205 shares)(1)		—	—

				36.4	3.0
VP Acquisitions Holdings,	Health Care Equipment &	Subordinated Debt (14.5%, Due 10/13 – 10/14)(7)	18.6	18.2	18.2
Inc.	Supplies	Common Stock (23,750 shares)(1)		29.7	35.3
		Common Stock Warrants (2,720 shares)(1)		—	—

				47.9	53.5
Warner Power, LLC	Electrical Equipment	Senior Debt (12.3%, Due 12/07)	6.3	6.3	6.3
		Subordinated Debt (12.6%, Due 12/07)	5.0	4.8	4.8
		Redeemable Preferred Stock (4,558,400 units)(1)		3.6	3.6
		Common Membership Units (33,175 units)(1)		2.3	0.6

				17.0	15.3
Subtotal Control Investments (32% of total investment assets and liabilities at fair value)				2,416.3	2,610.7

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value

DERIVATIVE AGREEMENTS

Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	2 Contracts (4.6%, Expiring 1/14 – 12/15)	272.0	—	8.2
Bank Of America, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	37.0	0.5	0.6
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.1%, Expiring 11/16)	13.0	—	0.1
Bayerische Hypo-Und Vereinsbank AG, NY	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.1%, Expiring 12/16)	11.0	—	0.1
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.6%, Expiring 4/12)	530.0	—	8.2
Credit Suisse International	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 9/15)	73.0	1.0	1.3
HSBC Bank USA, National Association	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.7%, Expiring 8/15)	37.0	0.5	0.6
PNC Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.2%, Expiring 11/16)	27.0	—	0.1
WestLB AG	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.9%, Expiring 12/16)	17.0	—	0.4
Citibank, N.A.	Foreign Exchange Forward—Pay Euros / Receive GBP	1 Contract (Expiring 2/11)	—	—	0.2
Citibank, N.A.	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract (4.6%, Expiring 4/12)	40.0	—	0.3
BMO Financial Group	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract (5.5%, Expiring 2/13)	23.0	—	0.2
Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)				2.0	20.3
Total Investment Assets				$7,781.0	$8,075.8

DERIVATIVE AGREEMENTS

Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	5 Contracts (5.3%, Expiring 2/16 – 6/16)	$78.0	$—	$(1.6)
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	4 Contracts (5.6%, Expiring 5/16 – 6/20)	44.0	—	(1.6)
Bayerische Hypo-Und Vereinsbank AG, NY	Interest Rate Swap—Pay Fixed/ Receive Floating	3 Contracts (5.7%, Expiring 6/16 – 7/16)	55.0	—	(2.6)
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.4%, Expiring 2/13)	286.0	—	(6.5)
PNC Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (5.7%, Expiring 6/16)	26.0	—	(1.0)
Total Investment Liabilities (less than 1% of total investment assets and liabilities at fair value)				$—	$(13.3)

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(in millions, except share data)

(1)	Non-income producing.
(2)	Publicly traded company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		$0.2	$—
A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)(7)	$10.0	9.9	9.9
		Common Stock Warrants (2,004 shares)(1)		0.5	3.0

				10.4	12.9
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)		0.1	2.4
AmSan, LLC	Distributors	Senior Debt (11.7%, Due 8/10)(7)	25.0	24.7	24.7
Astrodyne Corporation	Electrical Equipment	Senior Debt (12.2%, Due 4/11)(7)	6.5	6.4	6.4
		Subordinated Debt (12.0%, Due 4/12)(7)	11.0	10.8	10.8
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (552,705 shares)		10.8	10.8

				28.0	28.0
BarrierSafe Solutions	Commercial Services &	Senior Debt (12.8%, Due 9/10)(7)	15.0	14.9	14.9
International, Inc.	Supplies	Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	52.0	51.4	51.4

				66.3	66.3
BBB Industries, LLC	Auto Components	Senior Debt (13.8%, Due 5/11)(7)	20.0	19.8	19.8
		Subordinated Debt (17.5%, Due 11/11)(7)	5.3	5.2	5.2

				25.0	25.0
BC Natural Foods, LLC	Food Products	Subordinated Debt (17.0%, Due 9/10)(7)	15.4	14.9	14.9
		Common Membership Warrants (15.2% membership interest)(1)		3.3	8.6

				18.2	23.5
Beacon Hospice, Inc.	Health Care Providers &	Senior Debt (11.4%, Due 2/08 – 2/11)(7)	9.4	9.2	9.2
	Services	Subordinated Debt (14.5%, Due 2/12)(7)	10.2	10.1	10.1

				19.3	19.3
BLI Partners, LLC	Personal Products	Common Membership Interest(1)		17.3	—
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.5%, Due 9/12 – 8/13)(7)	13.3	13.2	13.2
Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	117.4	115.7	115.7
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (9.7%, Due 7/12)(7)	3.0	3.0	3.0
CH Holding Corp.	Leisure Equipment &	Senior Debt (11.3%, Due 5/11)(7)	14.0	13.8	13.8
	Products	Subordinated Debt (14.7%, Due 5/12)(7)	37.5	28.8	37.7
		Redeemable Preferred Stock (20,119 shares)(1)		18.6	0.1
		Convertible Preferred Stock (950,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				61.2	51.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
CL Holding, Inc.	Textiles, Apparel & Luxury	Subordinated Debt (13.7%, Due 3/10)(7)	24.6	21.6	21.7
	Goods	Common Stock Warrants (197,322 shares)(1)		5.4	2.9
		Common Stock (11,850 shares)(1)		—	—
		Preferred Stock Warrants (1,564 shares)(1)		—	—
		Redeemable Preferred Stock (11,850 shares)(1)		0.5	0.2

				27.5	24.8
Corporate Benefit Services of	Commercial Services &	Subordinated Debt (16.0%, Due 7/10)(7)	15.8	15.2	15.2
America, Inc.	Supplies	Common Stock Warrants (6,828 shares)(1)		0.7	0.7

				15.9	15.9
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, due 3/11)(7)	14.0	11.3	11.3
		Common Stock Warrants (5,799,187 shares)(1)		3.9	3.8
		Redeemable Preferred Stock (2,000 shares)		1.6	1.6

				16.8	16.7
DelStar, Inc.	Building Products	Senior Debt (8.0%, Due 12/10-12/11)(7)	40.0	39.3	39.3
		Subordinated Debt (14.0%, Due 12/12)(7)	17.6	17.4	17.4
		Convertible Preferred Stock (50,722 shares)		5.1	5.1
		Redeemable Preferred Stock (45,650 shares)		16.9	16.9
		Common Stock Warrants (152,701 shares)(1)		29.0	29.0

				107.7	107.7
Direct Marketing International LLC	Media	Subordinated Debt (14.3%, Due 7/12)(7)	24.2	23.9	23.9
Dynisco Parent, Inc.	Electronic Equipment &	Common Stock (10,000 shares)(1)		0.7	0.7
	Instruments	Common Stock Warrants (2,115 shares)(1)		0.1	0.1

				0.8	0.8
EAG Acquisition, LLC	Commercial Services &	Senior Debt (8.3%, Due 1/06 – 9/10)(7)	13.7	13.4	13.4
	Supplies	Subordinated Debt (16.0%, Due 9/11)	11.7	11.5	11.5
		Common Stock Warrants (7,000,000 shares)(1)		—	—
		Redeemable Preferred Stock (7,000,000 shares)		7.2	7.2

				32.1	32.1
Edline, LLC	Software	Senior Debt (11.3%, Due 7/10)(7)	2.8	2.8	2.8
		Subordinated Debt (12.0%, Due 7/11)(7)	5.0	3.2	3.2
		Membership Warrants (2,121,212 units)(1)		1.8	1.8

				7.8	7.8
FAMS Acquisition, Inc.	Diversifed Financial Services	Senior Debt (10.8%, Due 8/10 – 8/11)(7)	32.1	31.6	31.6
		Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24.2	23.9	23.9
		Convertible Preferred Stock (1,477,557 shares)(1)		35.9	35.9

				91.4	91.4
Formed Fiber Technologies,	Auto Components	Subordinated Debt (15.0%, Due 8/11)(7)	14.8	14.6	14.6
Inc.		Common Stock Warrants (122,397 shares)(1)		0.1	1.3

				14.7	15.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Gibson Guitar Corp.	Leisure Equipment & Products	Senior Debt (11.0%, Due 8/10)(7)	32.5	31.7	31.7
H-Cube, LLC(3)	IT Services	Senior Debt (17.3%, Due 5/11)(7)	47.5	46.8	46.8
		Common Units (265,565 units)(1)		—	—
		Preferred Units (1,330 units)(1)		1.4	1.4

				48.2	48.2
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7) Redeemable Preferred Stock (5,000 shares)	31.0	30.7 6.3	30.7 6.3

				37.0	37.0
HP Evenflo Acquisition Co.	Household Durables	Senior Debt (12.8%, Due 8/10)(7)	23.0	22.8	22.8
		Common Stock (250,000 shares)(1)		2.5	2.5

				25.3	25.3
Infiltrator Systems, Inc.	Building Products	Subordinated Debt (14.0%, Due 9/13)(7)	29.1	28.6	28.6
Inovis International, Inc.	Software	Senior Debt (10.9%, Due 5/10)	90.0	88.7	88.7
IPC Acquisition Corp.	Communications Equipment	Senior Debt (11.7%, Due 8/12)(7)	8.0	8.0	8.0
Milton’s Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8.6	8.5	8.5
Mirion Technologies	Electrical Equipment	Senior Debt (8.8%, Due 5/06 – 11/11)(7)	104.8	103.6	103.3
		Subordinated Debt (14.7%, Due 9/09 – 5/12)(7)	45.3	44.7	44.7
		Convertible Preferred Stock (747,431 shares)		57.5	57.5
		Common Stock (42,032 shares)(1)		4.8	4.8
		Common Stock Warrants (279,262 shares)(1)		31.8	31.8

				242.4	242.1
MTS Group, LLC	Textiles, Apparel & Luxury	Senior Debt (11.3%, Due 10/11)(7)	16.8	16.5	16.5
	Goods	Subordinated Debt (14.0%, Due 10/12)(7)	16.3	16.1	16.1
		Common Stock (797,448 shares)(1)		1.0	1.0

				33.6	33.6
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)(7)	9.6	8.7	8.7
		Common Stock Warrants (247,368 shares)(1)		1.2	1.9

				9.9	10.6
NewQuest, Inc.	Health Care Providers & Services	Subordinated Debt (15.0%, Due 3/12)(7)	35.9	35.4	35.4
Nursery Supplies, Inc.	Containers & Packaging	Subordinated Debt (14.0%, Due 5/13)(7)	20.2	19.9	19.9
Pelican Products, Inc.	Containers & Packaging	Senior Debt (11.5%, Due 10/11)(7)	15.0	14.8	14.8
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (10.7%, Due 12/10 – 12/11)(7)	26.1	26.0	26.0
		Subordinated Debt (15.0%, Due 12/12)(7)	16.9	16.9	16.9

				42.9	42.9
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2.6	7.3
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)(7)	26.7	26.4	26.4
Rocky Shoes & Boots, Inc.(2)	Textiles, Apparel & Luxury Goods	Senior Debt (12.3%, Due 1/11)(7)	30.0	29.6	29.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Safemark Acquisitions, Inc.	Commercial Services &	Senior Debt (12.2%, Due 6/06 – 6/10)(7)	5.2	5.2	5.2
	Supplies	Subordinated Debt (14.4%, Due 6/11 – 6/12)(7)	12.6	12.3	12.3
		Convertible Preferred Stock (3,000 shares)(1)		0.3	0.3
		Redeemable Preferred Stock (11,000 shares)(1)		6.8	6.8
		Convertible Preferred Stock Warrants (50,175 shares)(1)		5.0	1.3

				29.6	25.9
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6.6	5.8
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10.5	9.9	9.9
		Common Stock Warrants (5,187 shares)(1)		0.5	0.5

				10.4	10.4
SDP Consulting, Inc.	Construction & Engineering	Senior Debt (11.7%, Due 8/09 – 8/11)(7)	30.9	30.6	30.6
		Common Stock (50,000 shares)(1)		0.5	0.5

				31.1	31.1
Selig Sealing Products, Inc.	Containers & Packaging	Senior Debt (10.7%, Due 4/12)(7)	14.5	14.3	14.3
SmithBucklin Corporation	Commercial Services &	Senior Debt (11.2%, Due 6/11)(7)	10.0	9.9	9.9
	Supplies	Subordinated Debt (14.5%, Due 6/12)(7)	7.1	7.0	7.0

				16.9	16.9
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (10.9%, Due 8/09-8/12)(7)	22.6	22.4	22.4
SSH Acquisition, Inc.	Commercial Services &	Senior Debt (11.3%, Due 9/12)(7)	12.5	12.3	12.3
	Supplies	Subordinated Debt (14.0%, Due 9/13)(7)	18.6	18.3	18.4
		Convertible Preferred Stock (511,000 shares)		51.9	61.6

				82.5	92.3
Stein World, LLC	Household Durables	Senior Debt (12.3%, Due 10/11)(7)	8.7	8.5	8.5
		Subordinated Debt (16.0%, Due 10/12 – 10/13)(7)	23.3	23.0	23.0

				31.5	31.5
Supreme Corq Holdings, LLC	Household Products	Senior Debt (7.8%, Due 6/09)	3.8	3.7	3.7
		Subordinated Debt (12.0%, Due 6/12)(7)	5.0	4.6	4.6
		Common Membership Warrants (3,359 shares)(1)		0.4	0.4

				8.7	8.7
Technical Concepts Holdings,	Building Products	Senior Debt (10.4%, Due 2/08 – 2/10)(7)	13.4	13.4	13.4
LLC		Subordinated Debt (12.3%, Due 2/11 – 2/12)(7)	15.0	13.6	13.6
		Common Membership Warrants (792,149 shares)(1)		1.7	1.7

				28.7	28.7
The Hilsinger Company	Health Care Equipment &	Senior Debt (11.5%, Due 5/10)(7)	17.2	17.0	17.0
	Supplies	Subordinated Debt (14.5%, Due 5/12)(7)	13.0	12.9	12.9

				29.9	29.9

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
The Tensar Corporation	Construction & Engineering	Senior Debt (11.5%, Due 4/13)(7)	84.0	82.7	82.7
		Subordinated Debt (17.5%, Due 10/13)	20.6	20.3	20.3

				103.0	103.0
Three Sixty Asia, Ltd.(3)	Commercial Services &	Senior Debt (12.3%, Due 9/08)	7.0	7.0	7.0
	Supplies	Common Equity(1)		4.1	—

				11.1	7.0
TransFirst Holdings, Inc.	Commercial Services &	Senior Debt (12.1%, Due 3/11)(7)	13.0	12.9	12.9
	Supplies	Subordinated Debt (15.0%, Due 4/12)(7)	16.4	16.3	16.3

				29.2	29.2
Tyden Caymen Holdings	Electronic Equipment &	Senior Debt (11.8%, Due 11/11)(7)	12.0	11.8	11.8
Corp.	Instruments	Subordinated Debt (13.8%, Due 5/12)(7)	14.5	14.3	14.3
		Common Stock (2,000,000 shares)(1)		2.0	3.2

				28.1	29.3
TZ Holdings, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)		1.0	1.0
UAV Corporation	Leisure Equipment &	Junior Subordinated Debt (11.2%, Due 5/10)	9.0	8.9	8.9
	Products	Senior Subordinated Debt (16.3%, Due 5/10)(6)	15.5	14.7	2.6

				23.6	11.5
Unique Fabricating	Auto Components	Senior Debt (11.8%, Due 2/10 – 2/12)(7)	5.9	5.8	5.8
Incorporated		Subordinated Debt (14.9%, Due 2/13)(7)	6.9	6.8	6.8
		Redeemable Preferred Stock (2,500 shares)		2.4	2.4
		Common Stock Warrants (6,350 shares)(1)		0.3	0.3

				15.3	15.3
Vector Products, Inc.	Electronic Equipment & Instruments	Senior Debt (11.8%, Due 9/10)(7)	35.0	34.5	34.5
Visador Holding Corp.	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10.6	10.2	10.2
		Common Stock Warrants (4,284 shares)(1)		0.5	1.6

				10.7	11.8
WIL Research Holding	Biotechnology	Subordinated Debt (13.8%, Due 9/11)(7)	15.6	15.4	15.4
Company, Inc.		Redeemable Preferred Stock (5,000,000 shares)		6.0	6.0
		Convertible Preferred Stock (1,210,086 shares)		1.3	1.3

				22.7	22.7
CMBS INVESTMENTS
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5	Real Estate	Commercial Mortgage Pass-Through Certificates, (5.0%, Due 12/15)(7)	136.2	78.6	78.6

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
CDO INVESTMENTS
Colts 2005-1 Ltd.	Diversified Financial Services	Preferrence Shares (360 shares)		11.0	12.8
Subtotal Non-Control / Non-Affiliate Investments (42% of total investment assets and liabilities at fair value)				2,156.1	2,135.8
AFFILIATE INVESTMENTS
Bankruptcy Management	Commercial Services &	Senior Debt (12.9%, Due 12/10)(7)	18.0	17.7	17.7
Solutions, Inc.	Supplies	Subordinated Debt (15.5%, Due 12/12)(7)	28.0	27.6	27.6
		Common Stock (281,534 shares)(1)		—	6.1
		Common Stock Warrants (101,179 shares)(1)		—	2.2

				45.3	53.6
Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12.5	12.3	12.3
		Convertible Preferred Stock (40,039 shares)		1.6	1.6

				13.9	13.9
Continental Structural Plastics,	Auto Components	Subordinated Debt (14.0%, Due 2/13)(7)	11.2	11.0	11.0
Inc.		Common Stock (3,000 shares)(1)		0.3	0.3
		Redeemable Preferred Stock (2,700 shares)		2.9	2.9

				14.2	14.2
Edge Products, LLC	Auto Components	Senior Debt (9.3%, Due 3/10)(7)	10.9	10.7	10.7
		Subordinated Debt (12.4%, Due 3/13)(7)	13.6	13.5	13.5
		Common Membership Units (7,620 units)(1)		1.8	2.3
		Common Membership Warrants (13,780 units)(1)		—	1.8

				26.0	28.3
FMI Holdco I, LLC	Road & Rail	Subordinated Debt (13.0%, Due 4/10)(7)	13.5	12.6	12.6
		Common Units (626,085 units)(1)		2.7	2.4
		Preferred Units (410,778 units)(1)		1.7	1.7

				17.0	16.7
Kirby Lester Holdings, LLC	Health Care Equipment &	Senior Debt (10.8%, Due 9/10 – 9/12)(7)	11.8	11.5	11.5
	Supplies	Subordinated Debt (16.0%, Due 9/13)	11.7	11.6	11.6
		Preferred Units (375 units)(1)		0.4	0.4

				23.5	23.5
Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	3.5
		Common Stock (209,254 shares)(1)		—	3.5

				—	7.0
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 – 2/12)(7)	8.8	8.7	8.7
		Preferred Units (900 units)(1)		0.9	0.9
		Common Units (100,000 units)(1)		0.1	0.4
		Common Membership Warrants (41,360 units)(1)		—	0.1

				9.7	10.1

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
NPC Holdings, Inc.	Building Products	Senior Debt (11.2%, Due 6/12)(7)	4.5	4.4	4.4
		Subordinated Debt (15.0%, Due 6/13)(7)	8.1	8.0	8.0
		Common Stock (80 shares)(1)		—	—
		Redeemable Preferred Stock (13,275 shares)		9.4	9.4
		Convertible Preferred Stock (13,690 shares)		1.4	1.4
		Convertible Preferred Stock Warrants (43,782 shares)(1)		4.4	4.4

				27.6	27.6
NWCC Acquisitions, LLC	Containers & Packaging	Common Units (309,904 units)(1)		0.3	—
		Redeemable Preferred Units (2,777,419 units)(1)		2.6	2.6

				2.9	2.6
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)		1.1	5.2
Qualitor Component Holdings,	Auto Components	Subordinated Debt (15.0%, Due 12/12)(7)	28.8	28.4	28.4
LLC		Common Units (500,000 units)(1)		0.5	—
		Preferred Units (4,500,000 units)(1)		4.5	3.3

				33.4	31.7
Radar Detection Holdings	Household Durables	Senior Debt (11.5%, Due 11/12)(7)	13.0	13.0	13.0
Corp		Common Stock (69,795 shares)(1)		1.0	9.8

				14.0	22.8
Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)		3.1	5.9
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	17.7	17.5	17.5
		Common Stock (10,000 shares)(1)		10.0	10.0

				27.5	27.5
Roarke—Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1.5	3.9
Seroyal Holdings, L.P.(3)	Health Care Equipment &	Senior Debt (15.4%, Due 12/10)(7)	5.8	5.7	5.7
	Supplies	Subordinated Debt (14.5%, Due 12/11)(7)	9.1	8.7	8.7
		Partnership Units (144,552 units)(1)		1.3	1.3
		Redeemable Preferred Partnership Units (57,143 units)(1)		0.7	0.7

				16.4	16.4
TechBooks, Inc.	IT Services	Subordinated Debt (16.3%, Due 8/09)(7)	30.5	30.1	30.0
		Convertible Preferred Stock (4,373,178 shares)(1)		15.0	16.9

				45.1	46.9
The Hygenic Corporation	Health Care Equipment &	Subordinated Debt (15.5%, Due 1/12)(7)	11.0	10.9	10.9
	Supplies	Common Stock (200,000 shares)(1)		1.0	7.0
		Redeemable Preferred Stock (9,000 shares)		10.3	10.3

				22.2	28.2
Trinity Hospice, Inc.	Health Care Providers &	Senior Debt (11.4%, Due 6/06 – 6/07)(7)	16.2	16.1	16.0
	Services	Common Stock (131,399 shares)(1)		—	—
		Redeemable Preferred Stock (131,399 shares)(1)		4.0	—

				20.1	16.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Unwired Holdings, Inc.	Household Durables	Senior Debt (12.2%, Due 6/10 – 6/11)(7)	7.6	7.3	7.3
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(7)	15.2	15.0	15.0
		Common Stock (100 shares)(1)		—	—
		Preferred Stock (16,200 shares)(1)		16.2	9.1
		Convertible Preferred Stock (179,901 shares)(1)		1.8	—

				40.3	31.4
WFS Holding, Inc.	Software	Subordinated Debt (14.0%, Due 2/12)(7)	12.2	12.1	12.1
		Convertible Preferred Stock (35,000,000 shares)(1)		3.5	3.5

				15.6	15.6
Subtotal Affiliate Investments (9% of total investment assets and liabilities at fair value)				420.4	449.0
CONTROL INVESTMENTS
3SI Acquisition Holdings, Inc.	Electronic Equipment &	Subordinated Debt (14.8%, Due 10/10 – 11/11)(7)	39.7	39.3	39.3
	Instruments	Common Stock (855 shares)(1)		27.3	55.3

				66.6	94.6
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		24.2	24.8
Aeriform Corporation	Chemicals	Senior Debt (9.3%, Due 6/08 – 7/08)	23.0	23.0	23.0
		Senior Subordinated Debt (14.0%, Due 5/09)	0.5	0.4	0.4
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	46.2	35.0	1.2
		Common Stock Warrants (1,991,246 shares)(1)		—	—
		Redeemable Preferred Stock (10 shares)(1)		0.1	—

				58.5	24.6
American Decorative Surfaces	Building Products	Senior Debt (8.7%, Due 5/06)(6)	0.4	0.4	—
International, Inc.		Subordinated Debt (7.0%, Due 5/11)(6)	12.1	10.1	—
		Common Stock Warrants (64,868 shares)(1)		—	—
		Convertible Preferred Stock (55,000 shares)(1)		8.2	—

				18.7	—
ASC Industries, Inc.	Auto Components	Subordinated Debt (12.4%, Due 10/10 – 10/11)(7)	20.5	18.7	18.7
		Common Stock Warrants (74,888 shares)(1)		6.5	25.7
		Redeemable Preferred Stock (72,000 shares)		5.1	5.1

				30.3	49.5
Auxi Health, Inc.	Health Care Providers &	Senior Debt (11.3%, Due 12/07)	5.3	5.3	5.3
	Services	Subordinated Debt (13.9%, Due 9/06 – 3/09)	18.6	15.7	15.8
		Subordinated Debt (14.0%, Due 3/09)(6)	8.3	3.2	0.5
		Common Stock Warrants (4,268,905 shares)(1)		2.6	1.8
		Convertible Preferred Stock (13,301,300 shares)(1)		2.7	—

				29.5	23.4
Biddeford Real Estate	Real Estate	Senior Debt (8.0%, Due 5/14)(7)	3.6	3.0	3.0
Holdings, Inc.		Common Stock (100 shares)(1)		0.5	0.5

				3.5	3.5
BPWest, Inc.	Energy Equipment &	Senior Debt (11.8%, Due 7/11)(7)	7.0	6.9	6.9
	Services	Subordinated Debt (15.0%, Due 7/12)(7)	6.1	6.0	6.0
		Redeemable Preferred Stock (7,800 shares)		8.1	8.1
		Common Stock (780,000 shares)(1)		—	—

				21.0	21.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Bridgeport International,	Machinery	Senior Debt (12.0%, Due 11/10)	4.6	0.2	0.2
LLC(3)		Common membership units (100 units)(1)		7.0	4.8

				7.2	5.0
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1.5	0.4
Consolidated Utility Services,	Commercial Services &	Subordinated Debt (15.0%, Due 5/10)(7)	6.7	6.6	6.6
Inc.	Supplies	Common Stock (58,906 shares)(1)		—	2.6
		Redeemable Preferred Stock (3,625,000 shares)		3.9	3.9

				10.5	13.1
Cottman Acquisitions, Inc.	Commercial Services &	Subordinated Debt (14.3%, Due 9/11 – 9/12)(7)	15.0	14.2	14.2
	Supplies	Redeemable Preferred Stock (252,020 shares)		18.5	18.5
		Common Stock Warrants (111,965 shares)(1)		11.2	11.1
		Common Stock (65,000 shares)(1)		6.5	3.1

				50.4	46.9
DanChem Technologies, Inc.	Chemicals	Senior Debt (10.3%, Due 12/10)	12.9	12.9	12.9
		Common Stock (427,719 shares)(1)		2.5	—
		Redeemable Preferred Stock (12,953 shares)(1)		10.9	0.9
		Common Stock Warrants (401,622 shares)(1)		2.2	—

				28.5	13.8
ECA Acquisition Holdings,	Health Care Equipment &	Senior Debt (12.6%, Due 4/10 – 4/12)(7)	16.5	16.2	16.2
Inc.	Supplies	Subordinated Debt (16.5%, Due 4/14)(7)	9.8	9.6	9.6
		Common Stock (1,000 shares)(1)		19.0	19.0

				44.8	44.8
eLynx Holdings, Inc.	IT Services	Senior Debt (11.3%, Due 12/09)(7)	8.9	8.8	8.8
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	8.7	8.6	8.6
		Common Stock (9,326 shares)(1)		0.9	0.9
		Redeemable Preferred Stock (17,488 shares)		8.1	8.1
		Common Stock Warrants (108,735 shares)(1)		10.9	10.9

				37.3	37.3
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (11.8%, Due 5/11)(7)	7.4	7.3	7.3
		Subordinated Debt (15.7%, Due 5/12 – 5/13)(7)	11.3	11.1	11.1
		Convertible Preferred Stock (333,145 shares)		16.2	16.2

				34.6	34.6
Euro-Caribe Packing	Food Products	Senior Debt (9.4%, Due 5/06 – 3/08)(7)	8.1	8.1	8.1
Company, Inc.		Subordinated Debt (11.0%, Due 3/08)(6)(7)	7.8	7.7	7.3
		Common Stock Warrants (31,897 shares)(1)		1.1	—
		Convertible Preferred Stock (260,048 shares)(1)		5.7	—

				22.6	15.4

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
European Capital Limited(3)	Diversified Financial	Senior Debt (5.5%, Due 3/06)	24.9	24.9	24.9
	Services	Ordinary Shares (100 shares)(1)(8)		—	—
		Participating Preferred Shares (52,074,548 shares)(1)		153.3	153.3

				178.2	178.2
European Touch, LTD. II	Commercial Services &	Senior Debt (9.0%, Due 11/06)(7)	2.3	2.3	2.3
	Supplies	Subordinated Debt (12.4%, Due 11/06)(7)	15.6	14.5	14.5
		Common Stock (2,895 shares)(1)		1.5	6.3
		Redeemable Preferred Stock (450 shares)		0.6	0.5
		Common Stock Warrants (7,105 shares)(1)		3.7	16.2

				22.6	39.8
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury	Senior Debt (17.7%, Due 11/09)(7)	4.5	4.5	4.5
	Goods	Subordinated Debt (14.9%, Due 11/10 – 11/11)(7)	12.5	12.4	12.4
		Common Stock (970,583 shares)(1)		9.7	22.2
		Redeemable Preferred Stock (145,000 shares)		11.2	11.2

				37.8	50.3
Fosbel Global Services	Commercial Services &	Senior Debt (8.2%, Due 7/10 – 7/11)(7)	39.5	38.8	38.8
(LUXCO) S.C.A(3)	Supplies	Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24.2	23.9	23.9
		Redeemable Preferred Stock (31,647,625 shares)(1)		31.6	34.1
		Convertible Preferred Stock (2,606,275 shares)(1)		5.2	0.1
		Common Stock (186,161 shares)(1)		0.4	—

				99.9	96.9
Future Food, Inc.	Food Products	Senior Debt (12.2%, Due 7/10)(7)	9.9	9.8	9.8
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14.0	12.7	12.7
		Common Stock (92,738 shares)(1)		18.5	16.5
		Common Stock Warrants (6,500 shares)(1)		1.3	1.2

				42.3	40.2
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (12.0%, Due 2/10 – 2/12)(7)	50.3	49.6	49.6
		Subordinated Debt (15.0%, Due 2/13)(7)	29.8	29.3	29.3
		Common Stock (221,672 shares)(1)		26.7	15.2

				105.6	94.1
Halex Holdings, Inc.	Construction Materials	Senior Debt (11.1%, Due 7/08 – 10/08)(7)	24.4	24.2	24.2
		Subordinated Debt (17.1%, Due 8/10)(7)	29.4	29.2	29.2
		Common Stock (163,083 shares)(1)		6.8	1.0
		Redeemable Preferred Stock (1,000 shares)		14.6	14.6
		Convertible Preferred Stock (145,996 shares)(1)		1.6	1.8

				76.4	70.8
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury	Senior Debt (10.5%, Due 12/10)(7)	14.2	13.9	13.9
	Goods	Subordinated Debt (16.0%, Due 12/10)(7)	5.3	4.9	4.9
		Subordinated Debt (19.0%, Due 12/10)(6)	3.8	3.2	1.5

				22.0	20.3

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Hospitality Mints, Inc.	Food Products	Senior Debt (12.2%, Due 11/10)(7)	7.4	7.4	7.4
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18.5	18.2	18.2
		Convertible Preferred Stock (95,198 shares)		22.3	28.0
		Common Stock Warrants (86,817 shares)(1)		—	0.6

				47.9	54.2
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)(7)	16.3	15.8	15.9
		Common Stock (426,205 shares)(1)		4.8	2.0
		Redeemable Preferred Stock (23,803 shares)		20.2	29.3
		Common Stock Warrants (530,000 shares)(1)		5.9	4.3

				46.7	51.5
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 – 10/11)(7)	22.5	22.2	22.2
		Common Stock (8,750 shares)(1)		3.5	15.4
		Redeemable Preferred Stock (1,000 shares)(1)		7.0	7.0
		Convertible Preferred Stock (8,750 shares)(1)		3.5	15.0

				36.2	59.6
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 – 2/12)(7)	22.8	22.6	22.6
		Common Stock (1,550,100 shares)(1)		1.6	61.0
		Redeemable Preferred Stock (13,950 shares)		16.2	16.2

				40.4	99.8
KIC Holdings, Inc.	Building Products	Senior Debt (12.5%, Due 9/07)(7)	7.5	7.4	7.4
		Subordinated Debt (11.8%, Due 9/08)(7)	3.9	3.7	3.7
		Subordinated Debt (18.3%, Due 9/08)(6)	7.8	7.5	2.8
		Redeemable Preferred Stock (30,356 shares)(1)		16.5	—
		Common Stock (3,761 shares)(1)		5.1	—
		Common Stock Warrants (156,613 shares)(1)		3.1	—

				43.3	13.9
Lifoam Holdings, Inc.	Leisure Equipment &	Senior Debt (9.1%, Due 6/07 – 6/10)(7)	35.4	35.1	35.1
	Products	Subordinated Debt (14.2%, Due 6/11 – 6/12)(7)	22.3	21.9	21.9
		Common Stock (20,000 shares)(1)		2.0	1.0
		Redeemable Preferred Stock (8,800 shares)		6.0	6.0
		Common Stock Warrants (41,164 shares)(1)		4.1	3.3

				69.1	67.3
Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08)(7)	23.2	22.1	22.1
		Junior Subordinated Debt (14.0%, Due 7/08)(6)	6.5	4.7	4.1
		Common Stock Warrants (137,839 shares)(1)		7.5	—
		Redeemable Preferred Stock (695 shares)(1)		3.9	—

				38.2	26.2
LVI Holdings, LLC	Commercial Services &	Senior Debt (9.8%, Due 2/10)(7)	4.6	4.5	4.5
	Supplies	Subordinated Debt (18.0%, Due 2/13)(7)	9.5	9.4	9.4
		Preferred Units (800 units)(1)		11.0	15.3

				24.9	29.2
MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	1.0	0.8	0.8
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6.3	4.1	3.2

				4.9	4.0

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Network for Medical	Commercial Services &	Subordinated Debt (13.0%, Due 12/06)(7)	10.4	9.9	9.9
Communication & Research, LLC	Supplies	Common Membership Warrants (50,128 units)(1)		2.1	25.2

				12.0	35.1
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.3%, Due 6/06 – 8/23)	55.0	54.2	54.2
		Subordinated Debt (8.0%, Due 7/13)	0.6	0.1	0.6
		Common Stock (771,839 shares)(1)		0.1	0.9

				54.4	55.7
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 – 12/09)(7)	33.0	27.9	28.0
		Common Stock (100 shares)(1)		—	—
		Convertible Preferred Stock (32,043 shares)(1)		11.5	17.1

				39.4	45.1
Nspired Holdings, Inc.	Food Products	Senior Debt (9.5%, Due 12/08 – 12/09)	17.4	17.3	17.3
		Subordinated Debt (18.0%, Due 8/07 )(6)(7)	9.6	9.1	4.2
		Common Stock (169,018 shares)(1)		5.0	—
		Redeemable Preferred Stock (29,500 shares)(1)		29.5	—

				60.9	21.5
Optima Bus Corporation	Machinery	Senior Debt (9.2%, Due 6/06 – 1/08)	5.5	5.5	5.5
		Subordinated Debt (10.0%, Due 5/11)(6)	3.8	2.3	2.3
		Common Stock (20,464 shares)(1)		1.9	—
		Convertible Preferred Stock (1,913,015 shares)(1)		16.8	—

				26.5	7.8
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)(7)	4.6	4.6	4.6
		Common Stock (341,222 shares)(1)		1.1	6.6
		Common Stock Warrants (29,205 shares)(1)		—	0.5

				5.7	11.7
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (10.2%, Due 12/09 – 8/11)(7)	34.1	33.6	33.6
		Subordinated Debt (17.4%, Due 5/10 – 8/11)(7)	26.8	26.5	26.4
		Common Stock (98,799 shares)(1)		20.5	20.6

				80.6	80.6
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (11.2%, Due 6/12)(7)	10.0	9.9	9.9
		Subordinated Debt (13.7%, Due 6/13)(7)	24.7	24.3	24.3
		Common Stock (69,120 shares)(1)		6.6	6.6
		Redeemable Preferred Stock (62,210 shares)		45.1	45.1
		Common Stock Warrants (199,095 shares)(1)		19.9	19.9

				105.8	105.8
Precitech Holdings, Inc.	Machinery	Senior Debt (11.1%, Due 12/09 – 12/10)(7)	5.3	5.3	5.3
		Senior Subordinated Debt (16.0%, Due 12/11)	2.1	2.1	2.1
		Junior Subordinated Debt (17.0%, Due 12/12)(6)	7.1	5.0	5.3
		Redeemable Preferred Stock (35,807 shares)(1)		7.2	—
		Common Stock (22,040 shares)(1)		2.2	—
		Common Stock Warrants (22,783 shares)(1)		2.3	0.7

				24.1	13.4

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
Ranpak Acquisition, Inc.	Containers & Packaging	Senior Subordinated Debt (13.6%, Due 12/12 –12/13)(7)	102.6	101.1	101.1
		Redeemable Preferred Stock (163,025 shares)		109.5	109.5
		Common Stock (181,139 shares)(1)		18.1	18.1
		Common Stock Warrants (541,970 shares)(1)		54.2	54.2

				282.9	282.9
SAV Holdings, Inc.	Commercial Services &	Senior Debt (11.2%, Due 11/11)	17.0	16.5	16.5
	Supplies	Subordinated Debt (14.0%, Due 11/12)	12.0	11.9	11.9
		Redeemable Preferred Stock (26,370 shares)		26.1	26.1
		Common Stock (2,930,000 shares)(1)		2.9	2.9

				57.4	57.4
Sixnet, LLC	Electronic Equipment &	Senior Debt (9.3%, Due 6/10)(7)	11.3	11.2	11.2
	Instruments	Subordinated Debt (17.0%, Due 6/13)(7)	10.0	9.9	9.9
		Membership Units (760 units)(1)		9.5	11.2

				30.6	32.3
Specialty Brands of America,	Food Products	Senior Debt (10.0%, Due 12/06 – 5/11)(7)	25.3	25.1	25.1
Inc.		Subordinated Debt (15.4%, Due 9/08 – 5/13)(7)	22.0	21.8	21.8
		Redeeemable Preferred Stock (209,303 shares)		14.7	14.7
		Convertible Preferred Stock (336,000 shares)		35.2	35.2
		Common Stock (33,916 shares)(1)		3.4	3.4
		Common Stock Warrants (97,464 shares)(1)		9.7	9.7

				109.9	109.9
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	7.5	6.3	1.2
Stravina Holdings, Inc.	Personal Products	Senior Debt (12.2%, Due 1/10 – 4/11)	47.3	47.0	47.0
		Subordinated Debt (17.4%, Due 4/13)(6)	34.5	26.2	4.5
		Common Stock (1,000 shares)(1)		—	—

				73.2	51.5
VP Acquisition Holdings, Inc.	Health Care Equipment &	Senior Debt (8.3%, Due 10/11)(7)	0.5	0.5	0.5
	Supplies	Subordinated Debt (14.5%, Due 10/13 – 10/14)	18.1	17.8	17.8
		Common Stock (33,928 shares)(1)		42.4	42.4

				60.7	60.7
Warner Power, LLC	Electrical Equipment	Senior Debt (11.2%, Due 12/07)	6.6	6.6	6.6
		Subordinated Debt (12.6%, Due 12/06 – 12/07)(7)	5.0	4.5	4.5
		Common Membership Units (47,000 units)(1)		1.6	—
		Common Membership Warrants (916 units)(1)		1.1	0.2
		Redeeemable Preferred Stock (5,012,000 units)(1)		4.2	—

				18.0	11.3
Weber Nickel Technologies,	Machinery	Subordinated Debt (17.7%, Due 2/06 – 9/12)(6)(7)	16.8	16.0	8.5
Ltd.(3)		Common Stock (44,834 shares)(1)		1.2	—
		Redeemable Preferred Stock (14,796 shares)(1)		11.8	—

				29.0	8.5

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in millions, except share data)

Company(4)	Industry	Investments(5)	Principal/ Notional	Cost	Fair Value
WWC Acquisitions, Inc.	Commercial Services &	Senior Debt (11.2%, Due 12/11)(7)	11.4	11.2	11.2
	Supplies	Subordinated Debt (14.2%, Due 12/12 – 12/13)(7)	22.4	22.1	22.1
		Common Stock (4,826,476 shares)(1)(7)		21.2	41.6

				54.5	74.9
Subtotal Control Investments (49% of total investment assets and liabilities at fair value)				2,558.0	2,516.3

INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	27 Contracts (4.2%, Expiring 6/06 – 1/14)	817.1	—	12.3
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.1%, Expiring 6/10)	10.0	—	0.3
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract (4.6%, Expiring 4/12)	530.0	—	4.4
Wachovia Bank, N.A.	Interest Rate Swaption—Pay Floating/ Receive Fixed	2 Contracts (4.4%, Expiring 4/11 – 2/12)	7.1	—	0.1
Citibank, N.A.	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract (4.6%, Expiring 4/12)	40.0	—	0.5
Wachovia Bank, N.A.	Interest Rate Caps	5 Contracts (Expiring 1/06 - 2/11)	25.4	—	0.5
Subtotal Interest Rate Derivative Agreements (less than 1% of total investment assets and liabilities at fair value)				—	18.1
Total Investment Assets				$5,134.4	$5,119.2

INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	8 Contracts (5.6%, Expiring 9/07 – 8/09)	$96.0	$—	$(2.0)
Wachovia Bank, N.A.	Interest Rate Swap—Pay Floating/ Receive Floating	5 Contracts (LIBOR + 2.7%, Expiring 3/06 – 12/09)	106.7	—	$(0.1)
Total Investment Liabilities (less than 1% of total investment assets and liabilities at fair value)				$—	$(2.1)

(1)	Non-income producing.
(2)	Publicly traded company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.
(8)	As of December 31, 2005, we had funded €128,467 ($153,328) of our equity commitment and had a remaining unfunded equity commitment of €392,278 ($464,614). See Note 15.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in millions, except per share data)

Note 1. Organization

American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, “we” and “us”) was incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC, we invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, provide capital directly to early stage and mature private and small public companies, invest in commercial mortgage backed securities (“CMBS”) and collateralized debt obligation (“CDO”) securities and invest in investment funds managed by us. We are also a publicly traded alternative asset manager. Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains and by investing in our alternative asset manager business.

We are the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS provide advisory, management and other services to businesses, principally our portfolio companies. We are also the parent and sole shareholder of European Capital Financial Services (Guernsey) Limited (“ECFS”), a company incorporated in Guernsey. ECFS is the sole shareholder of European Capital Financial Services Limited, a company incorporated in the United Kingdom. These companies provide fund management services to a European investment fund, which is one of our portfolio companies.

We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Palo Alto, London and Paris.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the investment company has an investment in a controlled operating company that provides services to the investment company. Our consolidated financial statements include the accounts of controlled operating companies if all or substantially all of the services provided by these operating companies are to us or to portfolio companies in which we have a significant interest. ACFS and ECFS are consolidated operating companies as they are considered to provide all or substantially all of their services to American Capital. If our ownership interest in a portfolio company that a consolidated operating company manages or provides services to were to decrease, the operating subsidiary may no longer provide substantially all of its services directly or indirectly to us, resulting in the deconsolidation of such operating subsidiary at that time. Our investments in other investment companies or funds are recorded as investments in the accompanying consolidated financial statements and are not consolidated.

We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trusts.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with Financial Accounting Standards Board (“FASB”) Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and our consolidated financial statements include the accounts of our affiliated statutory trusts established for secured financing arrangements. We also have established trusts to fund deferred compensation plans for employees. Our consolidated financial statements include the accounts of these trusts. All intercompany accounts have been eliminated in consolidation.

Valuation of Investments

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company, including an investment company that is a portfolio company, issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security.

For CMBS and CDO securities, we prepare a fair value analysis which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities, when available.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of December 31, 2006 and 2005, we did not have any investments that were publicly traded or for which we had various degrees of trading restrictions and therefore all of our investments were determined in good faith by our Board of Directors.

Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash

Cash accounts restricted per our credit agreements for collection of interest and principal payments on loans that are securitized and are required to be used to pay interest and principal on securitized debt are classified as restricted cash. In addition, cash accounts restricted as reserves per our credit agreements are classified as restricted cash. Restricted cash is carried at cost which approximates fair value.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CMBS and CDO securities, we recognize income using the effective interest method, using the anticipated yield over the projected life of the investment.

Asset Management and Other Fee Income Recognition

Fees primarily include asset management, portfolio company management, transaction structuring, financing and prepayment fees. Asset management fees represent fees for providing investment advisory services to investment funds. Portfolio company management fees, which are generally recurring in nature, represent amounts received for providing advice and analysis to our middle market portfolio companies. Asset management and portfolio company management fees are recognized as earned provided collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net sale proceeds in determining the realized gain or loss at disposition, including anticipated sale proceeds held in escrow at the time of sale. Unrealized appreciation or depreciation reflects the difference between the Board of Directors’ valuation of the investments and the cost basis of the investments. For portfolio investments denominated in a functional currency other than the U.S. dollar, our investment is translated at the exchange rate in effect at the balance sheet date. The resulting translation adjustment is recorded as “Foreign currency translation” in our consolidated statements of operations.

Derivative Financial Instruments

We use derivative financial instruments primarily to manage interest rate risk and also to fulfill our obligation under the terms of our revolving credit facilities and asset securitizations. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation or depreciation of investments and subsequently record the amount as a realized gain or loss on investments on the interest settlement date.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Dividends paid up to one year after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are also subject to a nondeductible federal excise tax if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31.

Our consolidated operating subsidiaries, ACFS and ECFS, are subject to federal, state and local income tax in their respective jurisdictions. We use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are carried at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years, or the shorter of the estimated useful life or lease term for leasehold improvements.

Deferred Financing Costs

Financing costs related to long-term debt obligations are deferred and amortized over the life of the debt using either the effective interest method or straight-line method.

Asset Securitizations

The transfer of assets to the affiliated statutory trusts and the related sale of notes by our trusts have been treated as secured borrowing financing arrangements by us under FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.

Stock-Based Compensation

In 2003, we adopted FASB Statement No. 123, Accounting for Stock-Based Compensation, to account for stock-based compensation plans for all shares granted in 2003 and forward as permitted under FASB Statement No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123. In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options and are included on the accompanying consolidated statements of operations in “Salaries, benefits and stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principle Board Opinion No. 25 Accounting for Stock Issued to Employees to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in net assets resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

In December 2004, the FASB issued FASB Statement No. 123 (revised 2004), Share-Based Payment, a revision to FASB Statement No. 123. FASB Statement No. 123(R) also supersedes APB Opinion No. 25 and amends FASB Statement No. 95, Statement of Cash Flows. Generally, the approach in FASB Statement No. 123(R) is similar to the approach described in FASB Statement No. 123. However, FASB Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. In the first quarter of 2006, we adopted FASB Statement No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior year interim periods and fiscal years will not reflect any restated amounts.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

All of our stock options granted prior to January 1, 2003 that were accounted for under APB Opinion No. 25 and not expensed in our consolidated statements of operations were fully vested as of December 31, 2005 and therefore, no additional stock compensation costs for those stock option grants will be recorded subsequent to the adoption of FASB Statement No. 123(R). When recognizing compensation cost under FASB Statement No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods of $1 million, or $0.01 per basic and diluted share. We calculated the compensation costs that would have been recognized in prior periods and for the fiscal year 2006 using an estimated annual forfeiture rate of 6.7%.

The following table summarizes the pro forma effect of stock options granted prior to January 1, 2003 on consolidated net operating income and the net increase in net assets resulting from operations:

	Year Ended December 31,
	2005	2004
Net operating income:
As reported	$314	$220
Stock-based compensation, net of tax	(1)	(3)

Pro forma	$313	$217

Net operating income per common share:
Basic as reported	$3.16	$2.88

Basic pro forma	$3.16	$2.85

Diluted as reported	$3.10	$2.83

Diluted pro forma	$3.09	$2.80

Net increase in net assets resulting from operations:
As reported	$365	$281
Stock-based compensation, net of tax	(1)	(3)

Pro forma	$364	$278

Net increase in net assets resulting from operations per common share:
Basic as reported	$3.68	$3.69

Basic pro forma	$3.67	$3.65

Diluted as reported	$3.60	$3.63

Diluted pro forma	$3.59	$3.59

The effects of applying FASB Statement No. 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase in net assets resulting from operations for future years.

In November 2005, the FASB issued Staff Position No. 123(R)-3, Transition Election Related to Accounting for the Tax Effects of Share-Based Payment Awards (“FSP 123R-3”). We have elected to adopt the alternative

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

transition method for calculating the tax effects of share-based compensation pursuant to FSP 123R-3. The alternative transition method includes a simplified method to establish the beginning balance of the additional paid-in capital pool related to the effects of employee share-based compensation, which is available to absorb tax deficiencies recognized subsequent to the adoption of FASB Statement No. 123(R).

Concentration of Credit Risk

We place our cash and cash equivalents with major financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with multiple large commercial financial institutions.

Recent Accounting Pronouncements

In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. FASB Statement No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. FASB Statement No. 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. FASB Statement No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. FASB Statement No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. FASB Statement No. 157 is not expected to have a material impact on our consolidated financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108 (“SAB 108”). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires registrants to quantify misstatements using both the balance sheet and income-statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB 108 does not change the SEC’s previous guidance in SAB No. 99, Materiality, on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant’s previous method for quantifying misstatements. The adjustment should not include amounts related to changes in accounting estimates. The adoption of this bulletin did not have a material impact on our consolidated financial statements.

In June 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. This Statement shall be effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2006. We will adopt this Interpretation during the first quarter of 2007 as required. The effect of adoption of FIN No. 48 is not expected to have a material impact on our consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 3. Investments

Investments consist of securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and interest rate derivative agreements. Our debt securities are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity and preferred equity and are identified in the accompanying consolidated schedule of investments. We also invest in non-investment grade CMBS and CDO securities.

As of December 31, 2006, loans on non-accrual status were $183 million, calculated as the cost plus unamortized OID. As of December 31, 2006, loans, excluding loans on non-accrual status, with a principal balance of $12 million were greater than three months past due. As of December 31, 2005, loans on non-accrual status were $132 million, calculated as the cost plus unamortized OID. As of December 31, 2005, loans, excluding loans on non-accrual status, with a principal balance of $34 million were greater than three months past due.

The composition summaries of our investment portfolio as of December 31, 2006 and 2005 at cost and fair value as a percentage of total investments, excluding derivative agreements, are shown in the following table:

	December 31, 2006	December 31, 2005
COST
Senior debt	32.8%	29.3%
Subordinated debt	28.2%	36.9%
Preferred equity	15.1%	17.1%
Common equity	12.5%	9.7%
CMBS & CDO securities	8.5%	2.2%
Equity warrants	2.9%	4.8%

	December 31, 2006	December 31, 2005
FAIR VALUE
Senior debt	31.1%	29.5%
Subordinated debt	26.3%	35.2%
Preferred equity	15.2%	15.2%
Common equity	15.1%	12.0%
CMBS & CDO securities	8.3%	2.3%
Equity warrants	4.0%	5.8%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding derivative agreements:

	December 31, 2006	December 31, 2005
COST
Commercial Services & Supplies	14.3%	12.9%
Diversified Financial Services	13.2%	6.5%
Real Estate	6.6%	1.6%
Healthcare Providers & Services	6.1%	2.1%
Food Products	5.8%	6.0%
Healthcare Equipment & Supplies	4.7%	3.8%
Electrical Equipment	4.2%	7.4%
Diversified Consumer Services	4.0%	—
Construction & Engineering	3.9%	3.7%
Containers & Packaging	3.8%	7.2%
Auto Components	3.8%	5.0%
Household Durables	3.7%	1.7%
Leisure Equipment & Products	3.1%	6.1%
Building Products	2.8%	6.1%
Internet & Catalog Retail	2.8%	2.1%
IT Services	1.7%	2.5%
Software	1.6%	2.5%
Pharmaceuticals	1.5%	—
Energy Equipment & Services	1.5%	0.4%
Oil, Gas & Consumable Fuels	1.5%	—
Textiles, Apparel & Luxury Goods	1.2%	2.9%
Computers & Peripherals	1.2%	2.1%
Personal Products	1.2%	1.8%
Electronic Equipment & Instruments	0.8%	3.1%
Construction Materials	0.8%	1.5%
Road & Rail	0.7%	1.7%
Distributors	0.6%	1.0%
Machinery	0.5%	3.2%
Diversified Telecommunication Services	0.5%	—
Chemicals	0.4%	2.5%
Household Products	0.4%	0.7%
Media	0.4%	0.5%
Aerospace & Defense	0.1%	1.1%
Other	0.6%	0.3%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	December 31, 2006	December 31, 2005
FAIR VALUE
Commercial Services & Supplies	14.6%	14.4%
Diversified Financial Services	14.3%	6.5%
Real Estate	6.4%	1.6%
Healthcare Providers & Services	6.0%	1.9%
Food Products	5.2%	5.4%
Electrical Equipment	5.0%	7.3%
Healthcare Equipment & Supplies	4.9%	4.0%
Diversified Consumer Services	4.1%	—
Containers & Packaging	4.0%	7.2%
Construction & Engineering	3.8%	3.8%
Auto Components	3.6%	5.5%
Household Durables	3.0%	1.7%
Building Products	2.7%	5.7%
Internet & Catalog Retail	2.7%	2.1%
Oil, Gas & Consumable Fuels	2.7%	—
Leisure Equipment & Products	2.5%	5.7%
Energy Equipment & Services	1.8%	0.4%
IT Services	1.7%	2.6%
Software	1.6%	2.5%
Computers & Peripherals	1.4%	1.8%
Pharmaceuticals	1.3%	—
Textiles, Apparel & Luxury Goods	0.9%	3.1%
Electronic Equipment & Instruments	0.8%	3.8%
Distributors	0.6%	1.0%
Diversified Telecommunication Services	0.6%	—
Personal Products	0.5%	1.0%
Road & Rail	0.4%	1.4%
Construction Materials	0.4%	1.4%
Machinery	0.4%	2.5%
Media	0.4%	0.5%
Aerospace & Defense	0.4%	1.1%
Household Products	0.3%	0.8%
Chemicals	0.2%	2.7%
Other	0.8%	0.6%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

The following table shows the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding CDO and CMBS investments and derivative agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2006	December 31, 2005
COST
Southwest	25.3%	22.7%
Southeast	18.1%	14.9%
Mid-Atlantic	17.3%	21.2%
International	11.0%	7.9%
Northeast	10.9%	13.3%
South-Central	9.6%	6.0%
North-Central	7.1%	13.2%
Northwest	0.7%	0.8%

	December 31, 2006	December 31, 2005
FAIR VALUE
Southwest	24.2%	21.6%
Mid-Atlantic	17.8%	22.6%
Southeast	17.4%	14.7%
International	11.7%	7.3%
South-Central	10.7%	5.2%
Northeast	10.2%	13.1%
North-Central	7.4%	14.7%
Northwest	0.6%	0.8%

Note 4. Borrowings

Our debt obligations consisted of the following as of December 31, 2006 and 2005:

Debt	December 31, 2006	December 31, 2005
Secured revolving credit facility, $1,250 million commitment	$669	$593
Unsecured revolving credit facility, $900 million commitment	893	163
Unsecured debt due through September 2011	167	167
Unsecured debt due August 2010	126	126
Unsecured debt due October 2020	75	75
Unsecured debt due February 2011	24	—
TRS Facility, $350 million commitment	296	110
ACAS Business Loan Trust 2002-2 asset securitization	—	6
ACAS Business Loan Trust 2003-1 asset securitization	—	23
ACAS Business Loan Trust 2003-2 asset securitization	—	32
ACAS Business Loan Trust 2004-1 asset securitization	410	410
ACAS Business Loan Trust 2005-1 asset securitization	830	762
ACAS Business Loan Trust 2006-1 asset securitization	436	—

Total	$3,926	$2,467

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

The weighted average debt balance for the years ended December 31, 2006 and 2005 was $3,021 million and $1,892 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2006, 2005 and 2004 was 6.28%, 5.32% and 3.69%, respectively. We are currently in compliance with all of our debt covenants. As of December 31, 2006 and 2005, the fair value of the above borrowings was $3,928 million and $2,466 million, respectively. The fair value of fixed rate debt instruments is based upon market interest rates. The fair value of variable rate debt instruments is assumed to equal cost as the interest rates are considered to be at market.

The expected maturities of our debt obligations as of December 31, 2006 were as follows:

2007	$353
2008	974
2009	848
2010	311
2011	304
Thereafter	1,136

Total	$3,926

Revolving Credit Facilities

We, through a consolidated affiliated statutory trust, have a secured revolving credit facility. In October 2006, we amended the secured revolving credit facility to extend the liquidity purchase termination date to October 2007 and increased the commitment to $1,250 million. As amended, our ability to make draws under the facility expires one business day before the liquidity purchase termination date. If the facility is not extended before the liquidity purchase termination date, any principal amounts then outstanding will be amortized over a 24-month period through the commitment termination date in October 2009. As of December 31, 2006, this facility was collateralized by loans and assets from our portfolio companies with a principal balance of $1,008 million. Interest on borrowings under this facility is paid monthly and is charged at either a one-month LIBOR or a commercial paper rate plus a spread of 0.75%. We are also charged an unused commitment fee of 0.13%. The facility contains covenants that, among other things, require us to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in certain geographic regions and industries, certain loan grade classifications, certain security interests, and interest payment terms.

We also have an unsecured revolving credit facility with a syndication of lenders. In January 2006, we expanded the committed amount of the facility from $255 million to $310 million as a result of new lender commitments. In May 2006, the facility was amended and restated to add additional new lenders and to increase the available commitments to $900 million. The facility may be expanded through new or additional commitments up to $1,150 million in accordance with the terms and conditions set forth in the related agreement. The facility expires in May 2008 unless extended for an additional 364-day period with the consent of the lenders. Interest on borrowings under the facility is charged at either (i) LIBOR plus the applicable percentage at such time or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 basis points. We are also charged an unused commitment fee of 0.15%. The amended agreement contains various covenants including limits on annual corporate capital expenditures, maintaining certain unsecured debt ratings and a minimum net worth.

In October 2006, we terminated the $125 million secured revolving credit facility. There were no amounts outstanding under this facility as of December 31, 2005.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Unsecured Debt

In February 2006, we entered into a note purchase agreement to issue €14 million and £3 million of senior unsecured five-year notes to institutional investors in a private placement offering ($24 million as of December 31, 2006). The €14 million Series 2006-A Notes have a fixed interest rate of 5.177% and the £3 million Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011. The note purchase agreement contains customary default provisions.

In September 2005, we entered into a note purchase agreement to issue $75 million of senior unsecured fifteen-year notes to accredited investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and bear interest at the rate of LIBOR plus 2.65% thereafter and mature in October 2020.

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126 million of long-term unsecured five-year notes to institutional investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010.

In September 2004, we sold an aggregate $167 million of long-term unsecured five- and seven-year notes to institutional investors in a private placement offering pursuant to a note purchase agreement. The unsecured notes consist of $82 million of senior notes, Series A and $85 million of senior notes, Series B. The Series A notes have a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

Asset Securitizations

In July 2006, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary, issued $291 million Class A notes, $37 million Class B notes, $73 million Class C notes, $36 million Class D notes and $64 million Class E notes (collectively, the “2006-1 Notes”). The Class A notes, Class B notes, Class C notes and Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2006-1. Through August 2009, BLT 2006-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2006-1 Notes. After such time, principal payments on the 2006-1 Notes will generally be applied pro rata to each class of 2006-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250 million or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points and the Class D notes have an interest rate of three-month LIBOR plus 125 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of $500 million as of December 31, 2006. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In October 2005, we completed a $1,000 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2005-1 (“BLT 2005-1”), an indirect consolidated subsidiary, issued $435 million Class A-1 notes, $150 million Class A-2A notes, $50 million Class A-2B notes, $50 million Class B notes, $145 million Class C notes, $90 million Class D notes and $80 million Class E notes (collectively, the “2005-1

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Notes”). The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2005-1. Of the $150 million Class A-2A notes, $82 million was drawn upon in 2005 and the balance of $68 million was drawn upon in 2006. Through January 2009, BLT 2005-1 may reinvest any principal collections of its existing loans into purchases of additional loans to secure the 2005-1 Notes. After such time, principal payments on the 2005-1 Notes will be applied first to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A-1 notes have an interest rate of three-month LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of three-month LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of three-month LIBOR plus 35 basis points, the Class B notes have an interest rate of three-month LIBOR plus 40 basis points, and the Class C notes have an interest rate of three-month LIBOR plus 85 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of $1,000 million as of December 31, 2006. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repaid prior to such date.

In December 2004, we completed a $500 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2004-1 (“BLT 2004-1”), an indirect consolidated subsidiary, issued $302 million Class A notes, $34 million Class B notes, $74 million Class C notes, $50 million Class D notes, and $40 million Class E notes (collectively, the “2004-1 Notes”). The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The 2004-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2004-1. Through January 2007, BLT 2004-1 has the option to reinvest any principal collections of its existing loans into purchases of new loans. After such time, payments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes have an interest rate of three-month LIBOR plus 32 basis points, the Class B notes have an interest rate of three-month LIBOR plus 50 basis points, and the Class C notes have an interest rate three-month LIBOR plus 100 basis points. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The loans are secured by loans and assets from our portfolio companies with a principal balance of $500 million as of December 31, 2006. The 2004-1 Notes contain customary default provisions and mature in October 2017 unless redeemed or repaid prior to such date.

In December 2003, we completed a $398 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2003-2 (“BLT 2003-2”), an indirect consolidated subsidiary issued $258 million Class A notes, $40 million Class B notes, $20 million Class C notes, $40 million Class D notes, and $40 million of Class E notes (collectively, the “2003-2 Notes”). The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2003-2 Notes were secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2003-2. Early payments were first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes carried an interest rate of one-month LIBOR plus 48 basis points, the Class B notes carried an interest rate of one-month LIBOR plus 95 basis points, and the Class C notes carried an interest rate of one-month LIBOR plus 175 basis points. As of December 31, 2006, there are no notes outstanding and BLT 2003-2 was terminated in June 2006.

In May 2003, we completed a $308 million asset securitization. In connection with the transaction, ACAS Business Loan Trust 2003-1 (“BLT 2003-1”), an indirect consolidated subsidiary, issued $185 million Class A notes, $31 million Class B notes, $23 million Class C notes and $69 million Class D notes (collectively, the

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

“2003-1 Notes”). The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes were retained by us. The 2003-1 Notes were secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2003-1. Early payments were first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class C notes consisted of a $17 million tranche of floating rate notes and a $6 million tranche of fixed rate notes. The Class A notes carried an interest rate of one-month LIBOR plus 55 basis points and the Class B notes carried an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carried an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carried an interest rate of 5.14%. As of December 31, 2006, there were no notes outstanding and BLT 2003-1 was terminated in May 2006.

Total Return Swap Facility

We have a total return swap facility (the “TRS Facility”) with Wachovia Bank, N.A. (“Wachovia”) under which we pledge certain of our investments to Wachovia from time to time in exchange for financing. Subject to the terms and conditions of the TRS Facility, we may generally repay and reborrow proceeds and are required to make payments to Wachovia on outstanding borrowings at a rate equal to one-month LIBOR plus 125 basis points. We must also repay all or a portion of any funded amount upon the occurrence of certain events. The TRS Facility commitment was increased from $250 million to $350 million effective December 2006 and is scheduled to terminate December 2007, unless extended. We have accounted for the TRS Facility as a secured financing arrangement with the outstanding borrowed amount included as a debt obligation on the accompanying consolidated balance sheets.

Note 5. Stock Options

We have stock option plans, which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant.

Employee Stock Option Plans for 2003 to 2006

For our stock option plans approved by our shareholders from 2003 and forward, the plans provide that unless the compensation and corporate governance committee of the Board of Directors determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. Beginning in the second quarter of 2005, the compensation and corporate governance committee determined that it will no longer reduce the exercise price for these stock options by the amount of any cash dividends paid on our common stock unless it receives confirmation from the staff of the Securities and Exchange Commission (“SEC”) that we may do so. Stock options granted under these plans vest over a five-year period and may be exercised for a period of no more than ten years from the date of grant. All of the stock options granted under these plans are non-qualified options. As of December 31, 2006, there are 2.8 million shares available to be granted under these stock option plans.

Employee Stock Option Plans for 2002 and Earlier

Stock options under these plans vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As of December 31, 2006, there are 0.1 million shares available to be granted under these stock option plans.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Non-Employee Director Option Plans

Our shareholders approved non-employee director plans in 1998 and 2000, and we subsequently received orders from the SEC authorizing such plans. Our stock option plan approved by our shareholders in 2006 for employees also includes 0.3 million shares available for grant to non-employee directors. However, no such options can be granted until the SEC issues the necessary order authorizing the plan. We filed an application for such an order in June 2006, but we have not received such order as of December 31, 2006. As of December 31, 2006, there have been no stock option grants to non-employee directors under the 2006 plan. Options granted under the director plans are non-qualified stock options. Stock options granted under the director option plans vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant.

Non-Recourse Stock Loans

In 2006, we issued $7 million in non-recourse notes to employees of ECFS to purchase our common stock. The notes bear interest at an applicable federal rate, mature in nine years and are secured by the common stock purchased. Any dividends received on the common stock are required to be applied to interest and principal on the notes. The shares of common stock vest to the employee pro rata over a five year period. We accounted for the issuance of the non-recourse notes as if they were stock option grants. The issuance of the non-recourse notes was recorded as a reduction to capital in excess of par value on the accompanying consolidated balance sheets.

Fair Value Disclosures

The following table reflects the weighted average fair value per option granted during 2006, 2005 and 2004, as well as the weighted average assumptions used in determining those fair values using the Black-Scholes pricing model.

	Year ended December 31,
	2006	2005	2004
Options granted (in millions)	7.1	4.2	2.7 (1)
Fair value on grant date	$2.93	$4.95	$11.49
Dividend yield	8.8%	9.1%	0.7%
Expected volatility	22%	34%	38%
Risk-free interest rate	4.6%	4.0%	3.7%
Expected life (years)	5.1	5.0	5.9

(1)	During the year ended December 31, 2004, the fair value of 0.2 million stock option grants was estimated using a dividend yield assumption of 10.7% and the fair value of the remaining 25 million stock option grants was estimated using a dividend yield assumption of 0%.

For our stock option plans approved by our shareholders in 2003 and forward, the plans provide that unless our Compensation and Compliance Committee of the Board of Directors determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. Beginning in 2005, our Compensation and Corporate Governance Committee determined that it would no longer reduce the exercise price of the stock options by the amount of any cash dividends paid on our common stock. Prior to 2005, in determining the fair value of the options under these plans on the date of grant, we assumed that the exercise price of the stock options would be automatically reduced by the amount of any cash dividends paid on our common stock until it is exercised. To incorporate the value of this feature within the fair value of a stock option grant in a Black-Scholes option pricing model, the dividend yield was assumed to be 0%. However, the fair value of these stock options granted in 2004 determined on the date of grant has not been adjusted for this change in the dividend yield assumption in accordance with FASB Statement No. 123(R).

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

In prior periods, we determined our expected volatility using the Black-Scholes option pricing model based on our historical volatility during the expected term of the option. Beginning in 2006, we determined our expected volatility based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock.

Stock Option Activity

A summary of the status of all of our stock option plans as of and for the years ended December 31, 2006 and 2005 is as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	10.1	$28.71	7.8	$24.42
Granted	7.1	$36.76	4.2	$36.12
Exercised	(1.8)	$24.24	(1.7)	$25.67
Canceled and expired	(0.9)	$33.23	(0.2)	$26.38

Options outstanding, end of year	14.5	$32.94	10.1	$28.71

Options exercisable at end of year	2.5	$28.17	2.4	$24.68

As of December 31, 2006, the total compensation cost related to non-vested stock option awards not yet recognized was $53 million that has a weighted average period to be recognized of 3.3 years. The intrinsic value of stock options outstanding and exercisable was $192 million and $46 million, respectively, as of December 31, 2006.

As of December 31, 2005 the total compensation cost related to non-vested stock option awards not yet recognized was $59 million that has a weighted average period to be recognized of 3.6 years. The intrinsic value of stock options outstanding and exercisable was $77 million and $28 million, respectively, as of December 31, 2005.

For the years ended December 31, 2006, 2005 and 2004, we recorded stock-based compensation expense attributable to our stock options of $16 million, $14 million and $10 million, respectively. For the years ended December 31, 2006, 2005 and 2004, the intrinsic value of stock options exercised was $29 million, $19 million and $11 million, respectively.

The following table summarizes information about our stock options outstanding at December 31, 2006:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$17.72 to $21.62	1.1	6.5	$18.42	0.4	6.5	$18.51
$21.63 to $26.39	1.7	6.7	$23.77	0.7	5.9	$24.29
$26.40 to $32.20	1.4	6.8	$29.03	0.7	6.2	$29.15
$32.21 to $38.66	8.5	9.0	$35.25	0.7	8.8	$36.13
$38.67 to $44.97	1.8	9.9	$43.33	—	—	$—

	14.5	8.4	$32.94	2.5	6.9	$28.17

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 6. Deferred Compensation Plans

In the first quarter of 2006, we established a non-qualified deferred compensation plan (the “Plan”) for the purpose of granting bonus awards to our domestic employees. The Compensation and Corporate Governance Committee of our Board of Directors is the administrator of the Plan. The Plan is funded through a trust (the “Trust”) which is administered by a third-party trustee. The Compensation and Corporate Governance Committee determines cash bonus awards to be granted under the Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares of our common stock on the open market. Awards may vest contingent on the employee’s continued employment and the achievement of performance goals, if any, as determined by the Compensation and Corporate Governance Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy.

The Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Plan are accounted for as a grant of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets. During the year ended December 31, 2006, we granted awards to employees totaling $122 million. We contributed approximately $115 million of cash to the Trust to acquire 3.3 million shares of our common stock on the open market and 0.1 million canceled shares were reallocated to plan participants to fund a portion of the awards. For the year ended December 31, 2006, we recorded stock-based compensation expense of $19 million attributable to the Plan. As of December 31, 2006, the total compensation cost related to non-vested bonus awards not yet recognized was $95 million and has a weighted average period to be recognized of 4.1 years. We calculated the compensation expense recognized during the year ended December 31, 2006 using an estimated annual forfeiture rate of 6.7%.

A summary of our bonus awards under the Plan as of and for the year ended December 31, 2006 is as follows:

	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of period	—	$—
Granted	3.4	$35.54
Shares earned under dividend reinvestment plan	0.1	$35.67
Vested	—	$—
Canceled and expired	(0.2)	$34.13

Non-vested, end of period	3.3	$35.65

We also have a deferred compensation plan for the benefit of certain European-based employees of ECFS funded through a separate trust (the “European Trust”) administered by a third-party trustee. The European Trust uses the funds provided by us to purchase shares of our common stock on the open market which will vest to the employee pro rata over a five-year period. During the year ended December 31, 2006, the European Trust purchased 0.4 million shares of our common stock on the open market. The expected payment of the deferred compensation liability is recorded as compensation cost pro rata over the requisite service period. The deferred

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

compensation liability is classified as a liability in our accompanying consolidated balance sheets and is adjusted through compensation cost to reflect changes in the fair value of our common stock of the awards that are vested. Our common stock held by the European Trust is accounted for as treasury stock in the accompanying consolidated balance sheets.

Note 7. Employee Stock Ownership Plan

We maintain an employee stock ownership plan (“ESOP”), in which all our domestic employees participate and which is fully funded on a pro rata basis by us. The plan provides for participants to receive employer contributions of at least 3% of total annual employee compensation, up to certain statutory limitations. Plan participants are fully vested in the employer contributions. For the years ended December 31, 2006, 2005 and 2004, we accrued $2 million, $1 million and $1 million, respectively, in contributions to the ESOP.

We sponsor an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

Note 8. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2006, 2005 and 2004:

	Year Ended December 31,
	2006	2005	2004
Numerator for basic and diluted net operating income per share	$425	$314	$220

Numerator for basic and diluted earnings per share	$896	$365	$281

Denominator for basic weighted average shares	135.1	99.3	76.4
Employee stock options and awards	1.5	1.0	1.0
Shares issuable under forward sale agreements	0.2	1.1	0.2

Denominator for diluted weighted average shares	136.8	101.4	77.6

Basic net operating income per common share	$3.15	$3.16	$2.88
Diluted net operating income per common share	$3.11	$3.10	$2.83
Basic earnings per common share	$6.63	$3.68	$3.69
Diluted earnings per common share	$6.55	$3.60	$3.63

Stock options and unvested stock of approximately 7.2 million, 1.0 million and 0.5 million were not included in the computation of diluted earnings per share for 2006, 2005 and 2004, respectively, either because the respective exercise prices are greater than the average market value of the underlying stock or their inclusion would have been antidilutive.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 9. Segment and Geographic Data

Reportable segments are identified by management based on our organizational structure and the business activities from which we earn income. We have determined that we have two primary lines of business: Investing and Asset Management and Advisory.

We derive the majority of our income and net operating income from our Investing segment which primarily invests in senior and subordinated debt and equity of private and public companies with attractive current yields and/or potential for equity appreciation and realized gains. Our Asset Management and Advisory segment provides management services to our portfolio company investments and our alternative asset funds which is conducted through our consolidated operating subsidiaries and certain of our wholly-owned portfolio companies. The results for this segment also include the realized gains and unrealized appreciation of such wholly-owned portfolio companies.

Financial information for our two operating segments is presented in the table below for the years ended December 31, 2006, 2005 and 2004:

	Year ended December 31, 2006
	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$667	$2	$669
Asset management other fee income	22	169	191

Total operating income	689	171	860

Interest	190	—	190
Salaries, benefits and stock-based compensation	53	108	161
General and administrative	31	42	73

Total operating expenses	274	150	424

Operating income before income taxes	415	21	436

Provision for income taxes	(4)	(7)	(11)

Net operating income	411	14	425

Net realized gain on investments	157	16	173
Net unrealized appreciation of investments	255	42	297
Cumulative effect of accounting change, net of tax	1	—	1

Net increase in net assets resulting from operations	$824	$72	$896

Total assets	$8,460	$149	$8,609

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

	Year ended December 31, 2005
	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$426	—	$426
Asset management other fee income	19	110	129

Total operating income	445	110	555

Interest	101	—	101
Salaries, benefits and stock-based compensation	29	57	86
General and administrative	14	27	41

Total operating expenses	144	84	228

Operating income before income taxes	301	26	327

Provision for income taxes	(2)	(11)	(13)

Net operating income	299	15	314

Net realized gain on investments	36	—	36
Net unrealized appreciation of investments	15	—	15

Net increase in net assets resulting from operations	$350	$15	$365

Total assets	$5,404	$45	$5,449

	Year ended December 31, 2004
	Investing	Asset Management and Advisory	Consolidated
Interest and dividend income	$271	—	$271
Asset management other fee income	8	57	65

Total operating income	279	57	336

Interest	37	—	37
Salaries, benefits and stock-based compensation	16	35	51
General and administrative	12	14	26

Total operating expenses	65	49	114

Operating income before income taxes	214	8	222

Provision for income taxes	—	(2)	(2)

Net operating income	214	6	220

Net realized loss on investments	(38)	—	(38)
Net unrealized appreciation of investments	99	—	99

Net increase in net assets resulting from operations	$275	$6	$281

Total assets	$3,473	$18	$3,491

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

The following table presents operating income and assets for the years ended December 31, 2006, 2005 and 2004 by geographic location. The geographic location of a portfolio investment is determined by the location of the corporate headquarters of the portfolio company.

	Year Ended December 31,
	2006	2005	2004
Operating income
United States	$808	$515	$323
International	52	40	13

Total operating income	$860	$555	$336

Assets
United States	$7,731	$5,063	$3,347
International	878	386	144

Total assets	$8,609	$5,449	$3,491

Note 10. Commitments

As of December 31, 2006, we had commitments under loan and financing agreements to fund up to $446 million to 56 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria. The terms of the borrowings and financings subject to commitment are comparable to the terms of other debt and equity securities in our portfolio.

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next fifteen years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2006, 2005 and 2004 was approximately $10 million, $4 million and $3 million, respectively.

Future minimum lease payments under non-cancelable operating leases at December 31, 2006 were as follows:

2007	$13
2008	14
2009	14
2010	13
2011	12
Thereafter	39

Total	$105

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 11. Shareholders’ Equity

Our common share activity for the years ended December 31, 2006 and 2005 was as follows:

	Year ended December 31,
	2006	2005
Common shares outstanding at beginning of period	118.9	88.7
Issuance of common stock	29.7	27.6
Issuance of common stock under stock option plans	1.8	1.7
Issuance of common stock under dividend reinvestment plan	0.9	1.1
Purchase of common stock held in deferred compensation trusts	(3.7)	(0.2)

Common shares outstanding at end of period	147.6	118.9

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties, or forward purchasers, in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. The shares of common stock sold by the forward purchasers are borrowed from third party market sources. Pursuant to the forward sale agreements, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. On a settlement date, we issue and sell shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The forward sale agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale prices are also subject to decrease if the total cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our Board of Directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, the forward sale agreements are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. Subsequent changes in the fair value are not recognized. The shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, Participating Securities and the Two-Class Method Under FASB Statement No. 128, the forward sale agreements are not considered

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, Earnings per Share. However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

As of December 31, 2006, all forward sale agreements have been fully settled.

Equity Offerings

For fiscal years 2006 and 2005, we completed several public offerings of our common stock and entered into several forward sale agreements. The following table summarizes the total shares sold, including shares sold pursuant to the underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for fiscal years 2006 and 2005:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price per Share
Issuances under September 2006 forward sale agreement	3.0	$110	$36.75
July 2006 public offering	3.0	100	32.78
Issuances under April 2006 forward sale agreements	4.0	133	33.38
April 2006 public offering	9.8	333	33.99
February 2006 public offering	1.0	36	36.10
Issuances under January 2006 forward sale agreements	4.0	137	34.31
January 2006 public offering	0.6	21	34.84
Issuances under November 2005 forward sale agreements	3.5	125	35.66
Issuances under September 2005 forward sale agreements	0.8	26	34.82

Total for the year ended December 31, 2006	29.7	$1,021	$34.38

Issuances under November 2005 forward sale agreements	1.5	$55	$36.25
November 2005 public offering	3.0	113	36.94
Issuances under September 2005 forward sale agreements	4.8	167	35.23
September 2005 public offering	2.0	72	35.72
Issuances under March 2005 forward sale agreements	8.0	235	29.42
March 2005 public offering	2.0	60	30.11
Issuances under September 2004 forward sale agreements	6.3	178	28.53

Total for the year ended December 31, 2005	27.6	$880	$31.93

Undistributed (Distributions in Excess of) Net Realized Earnings

As of December 31, 2006 and 2005, our undistributed (distributions in excess of) net realized earnings determined in accordance with generally accepted accounting principles as reflected on our consolidated balance sheets were comprised of the following:

	December 31, 2006	December 31, 2005
Distributions in excess of net operating income	$(67)	$(34)
Undistributed net realized gains	155	12

Undistributed (distributions in excess of) net realized earnings	$88	$(22)

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 12. Interest Rate Derivatives

We use interest rate derivative financial instruments to manage interest rate risk and also to fulfill our obligation under the terms of our revolving credit facilities and asset securitizations. We have established policies and procedures for the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

We have interest rate swap agreements where we generally pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on LIBOR and receive a fixed rate. The fair value and notional amounts of our interest rate derivative agreements are included in the accompanying consolidated schedule of investments.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

Note 13. Income Taxes

We operate to qualify as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must annually distribute based on our tax fiscal year to our shareholders in a timely manner at least 90% of our investment company taxable income. A RIC is not subject to federal income tax on the portion of the investment company taxable income and capital gains that are distributed to its shareholders. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income for our tax fiscal years. If we fail to qualify as a RIC in any taxable year, we would be subject to tax in such year on all of our taxable income, regardless of whether we made any distributions to our shareholders. We have a tax fiscal year that ends on September 30. Investment company taxable income differs from net income as defined by generally accepted accounting principles due primarily to temporary and permanent differences in interest and dividend income recognition, fee income recognition, stock-based compensation and other expense recognition, returns of capital and net unrealized appreciation or depreciation. For the fiscal year ended December 31, 2006, we reclassified $4 million of permanent differences from our undistributed net realized earnings to capital in excess of par value.

We are also subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our taxable capital gains for each one-year period ending on October 31. For the calendar years ended December 31, 2006 and 2005, we did not distribute at least 98% of our investment company taxable income and recorded an excise tax expense of $4 million and $2 million, respectively, which is included in our provision for income taxes on the accompanying consolidated statements of operations. In addition, for the one-year period ending on October 31, 2006, we did not distribute at least 98% of our taxable net long-term capital gains and recorded an excise tax expense of $2 million, which is included in net realized gains on the accompanying consolidated statements of operations.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

We declared dividends of $454 million, $310 million and $222 million, or $3.33, $3.08 and $2.91 per share for the years ended December 31, 2006, 2005 and 2004, respectively. For income tax purposes, our distributions to shareholders were composed of ordinary income for each of the years ended December 31, 2006, 2005 and 2004, respectively.

For the tax year ended September 30, 2006, we had net long-term capital gains of $43 million. We elected to retain such capital gains and pay a federal tax on behalf of our shareholders of $15 million, which is included in net realized gains on the accompanying consolidated statements of operations. For income tax purposes, the $43 million is treated as a deemed distribution to our shareholders. We reclassified the deemed distribution, net of tax, from our undistributed net realized earnings to capital in excess of par value. For the tax years ended September 30, 2005 and 2004, to the extent we had capital gains, they were fully offset by either capital losses or capital loss carry forwards.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $633 million and $299 million as of December 31, 2006 and 2005, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $441 million and $382 million at December 31, 2006 and 2005, respectively. The net unrealized appreciation over cost was $192 million as of December 31, 2006 and net unrealized depreciation under cost was $83 million at December 31, 2005. The aggregate cost of securities for federal income tax purposes was $7,871 million and $5,200 million as of December 31, 2006 and 2005, respectively.

We obtained a ruling in April 1998 from the IRS which we had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M of the Code. This ruling was sought by us to avoid incurring a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling, we elected to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If we were to divest ourselves of any assets in which we had built-in gains before the end of a ten-year recognition period, we would then be subject to tax on our built-in gain.

Our consolidated taxable operating subsidiaries, ACFS and ECFS, are subject to federal, state and local income tax in their respective jurisdictions. For the fiscal years ended December 31, 2006, 2005 and 2004, the provision for income taxes was comprised of the following:

	Year Ended December 31,
	2006	2005	2004
Current tax expense:
Federal	$10	$10	$6
State	3	3	1
Foreign	1	—	—

Total current tax expense	14	13	7

Deferred tax benefit:
Federal	(5)	(2)	(4)
State	(2)	—	(1)

Total deferred tax benefit	(7)	(2)	(5)
Excise tax	4	2	—

Total provision for income taxes	$11	$13	$2

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

A reconciliation between the taxes computed at the federal statutory rate and our effective tax rate for our taxable operating subsidiaries for the fiscal years ended December 31, 2006, 2005 and 2004 is as follows:

	Year Ended December 31,
	2006	2005	2004
Federal statutory tax rate	35.0%	35.0%	35.0%
State taxes, net of federal tax benefit	6.3%	6.3%	5.0%
Valuation allowance for deferred tax assets	2.3%	0.0%	(14.2)%
Foreign tax rate differences	(12.8)%	(5.0)%	—%
Non-deductible compensation	7.3%	4.1%	—%
Permanent differences in revenue recognition	8.8%	—%	—%
Other, net	0.1%	1.9%	1.3%

Effective income tax rate	47.0%	42.3%	27.1%

Deferred income tax balances for our taxable operating subsidiaries reflect the impact of temporary differences between the carrying amount of assets and liabilities and their taxes bases and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. The components of our deferred tax assets and liabilities for our taxable operating subsidiaries as of December 31, 2006 and 2005 were as follows:

	December 31, 2006	December 31, 2005
Deferred tax assets:
Stock-based compensation	$10	$6
Allowance for doubtful accounts	3	2
Other	2	—

Total deferred tax assets	15	8

Deferred tax liabilities:
Property & equipment	(1)	—

Total deferred tax liabilities	(1)	—

Net deferred taxes	$14	$8

Note 14. Related Party Transactions

We have provided loans to employees for the exercise of options under the employee stock option plans. The loans require the current payment of interest at a market rate, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders’ equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. Interest is charged and paid on such loans at a market rate of interest. If the value of the common stock drops to less than the loan balance, the loan maturity will be accelerated and the collateral foreclosed upon. The employee may avoid acceleration and foreclosure by delivering additional collateral to us. Notes receivable from the sale of common stock were $7 million as of December 31, 2006 and 2005, respectively, and are included in shareholders’ equity in the accompanying consolidated balance sheets.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 15. Investment in European Capital Limited

On September 30, 2005, European Capital Limited (“ECAS”), a company incorporated in Guernsey, closed on an offering of €750 million of equity commitments. We provided €521 million of the equity commitments and third party institutional investors provided €229 million of the remaining equity commitments. ECAS, through its subsidiary, European Capital S.A. SICAR (“ECAS SICAR”), invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. As of December 31, 2006, we have fully funded our equity commitment in the amount of €521 million ($654 million). During 2006 and 2005, we also provided ECAS with senior bridge loan financing of $501 million and $167 million, respectively, which was fully repaid as of December 31, 2006 and 2005, respectively. Our total investment in ECAS at fair value as of December 31, 2006 and 2005 of $751 million and $178 million, respectively, is included as a portfolio investment in our accompanying consolidated balance sheets. As of December 31, 2006, we had a receivable of $20 million due from ECAS for a €0.29 dividend that was declared in December 2006, which is included in other assets in the accompanying consolidated balance sheets.

Our wholly-owned subsidiary ECFS, entered into a services agreement with ECAS and an investment management agreement with ECAS SICAR. Pursuant to the investment management agreement and services agreement, we provide investment advisory and management services to ECAS SICAR and receive a management fee equal to 1.25% of the greater of ECAS SICAR’s weighted average gross assets or €750 million. In addition, ECAS SICAR and ECAS will reimburse us for all costs and expenses incurred by ECFS during the term of the agreement, subject to certain exclusions, including all cost and expenses incurred by us and ECFS for the organization and formation of ECAS SICAR, ECAS and ECFS. For the years ended December 31, 2006 and 2005, we recorded $41 million and $14 million of revenue from these agreements, respectively, consisting of $13 million and $3 million, respectively of management fees and $28 million and $11 million, respectively, for reimbursements of costs and expenses. As of December 31, 2006 and 2005, we had a receivable of $5 million and $10 million, respectively, due from ECAS SICAR and ECAS for management fees and reimbursements of costs and expenses, which is included in other assets in the accompanying consolidated balance sheets.

Also pursuant to the investment management agreement, ECFS received 18.75 million warrants to purchase preferred shares of ECAS representing 20% of ECAS’ preferred shares on a fully-diluted basis. The initial exercise price of the warrants is €10 per share, which is the same per share price that the original investors purchased their preferred shares in the initial offering. The per share exercise price on the warrants has been reduced by dividends declared on the preferred shares and will be reduced to reflect the amount of any future dividends on the preferred shares. In the event that ECAS issues additional preferred shares, ECFS will receive additional warrants to purchase preferred, shares in ECAS SICAR so that at all times the warrants issued to ECFS as manager are not less than 20% of ECAS’ preferred shares on a fully-diluted basis. In the event that ECAS undertakes an initial public offering and legal requirements effectively prevent ECAS from being able to issue additional warrants to ECFS, then ECAS will pay ECFS an incentive management fee in cash. The incentive management fee would be subject to a cumulative hurdle rate of 2% per quarter of ECAS SICAR’s pre-incentive fee net income as a return on quarterly average net asset value, determined on a cumulative basis through the end of quarter. The incentive management fee, if any, would be earned and payable as follows: (i) no incentive management fee in any calendar quarter in which ECAS SICAR’s pre-incentive fee net income does not exceed the cumulative hurdle rate or (ii) 100% of the amount of ECAS SICAR’s pre-incentive management fee net income, if any, that exceeds the cumulative hurdle rate but is less than 2.5% per quarter, plus 20% of the amount of ECAS SICAR’s pre-incentive fee net income, if any, that is equal to or exceeds 2.5%.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

ECAS intends to provide liquidity opportunities to its minority shareholders. In order to provide its minority shareholders with liquidity, the minority shareholders may have the right, in the event that a liquidity event has not been provided within three years of the initial close, to put, subject to applicable law, 50% of their preferred shares to ECAS at fair market value. In the event that a liquidity event has not been provided within four years of the initial close, the minority shareholders may put, subject to applicable law, 100% of their preferred shares to ECAS at fair market value. If ECAS is unable to fulfill its obligations to redeem the shares, then (i) ECAS will suspend all future dividends to us until such shares are redeemed, (ii) minority investors other than us will have the right to designate a substantial minority of the board of directors of ECAS, and (iii) in the event that ECAS does not redeem such shares by the second put date then the minority investors other than us will have the right to designate a majority of the board of directors of ECAS.

Note 16. Sale of Investments to American Capital Equity I, LLC

On October 1, 2006, we entered into a purchase and sale agreement with American Capital Equity I, LLC (“ACE I”) for the sale of 30% of our equity investments (other than warrants issued with debt investments) in 96 portfolio companies to ACE I. ACE I is a newly established private equity fund with $1 billion of equity commitments from third party investors. The aggregate purchase price was $671 million, subject to certain adjustments. ACE I will co-invest with us in an amount equal to 30% of our future equity investments until the $329 million remaining commitment is exhausted.

A wholly-owned portfolio company, American Capital Equity Management, LLC (“ACEM”) will manage ACE I in exchange for a 2% annual management fee on the net cost basis of ACE I and a 10% to 30% carried interest in the net profits of ACE I, subject to certain hurdles. ACEM does not have any employees and all services of ACEM are conducted by our employees in exchange for a fee that is paid by ACEM.

We recorded a total net realized gain of $59 million upon the sale of the $671 million of investments. In accordance with FASB Statement No. 140, we included in our sale proceeds the estimated fair value of the management agreement associated with the $671 million of investments sold. The fair value of this portion of the contract was estimated to be $16 million and was treated as being contributed to ACEM and established our cost basis in our investment in ACEM. As a result, our $59 million of net realized gain on the transaction includes $16 million of a realized gain for the value of a portion of the management agreement received as sale proceeds.

We do not have an economic interest in ACE I. We have provided ACE I with a $60 million bridge loan facility for temporary financing purposes. As of December 31, 2006, there are no amounts outstanding under the bridge loan facility.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 17. Selected Quarterly Data (Unaudited)

The following tables present our quarterly financial information for the fiscal years ended December 31, 2006 and 2005:

	Three Months Ended				Year Ended December 31, 2006
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$173	$212	$231	$244	$860
Net operating income (“NOI”)	$93	$109	$110	$113	$425
Net increase in net assets resulting from operations	$162	$290	$132	$312	$896
NOI per common share, basic	$0.77	$0.82	$0.78	$0.78	$3.15
NOI per common share, diluted	$0.77	$0.81	$0.77	$0.76	$3.11
Earnings per common share, basic	$1.35	$2.18	$0.93	$2.15	$6.63
Earnings per common share, diluted	$1.34	$2.16	$0.92	$2.10	$6.55
Basic shares outstanding	119.9	133.3	141.6	145.2	135.1
Diluted shares outstanding	121.1	134.2	143.3	148.4	136.8

	Three Months Ended				Year Ended December 31, 2005
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$101	$132	$149	$173	$555
NOI	$64	$73	$86	$91	$314
Net increase in net assets resulting from operations	$112	$79	$94	$80	$365
NOI per common share, basic	$0.71	$0.78	$0.84	$0.82	$3.16
NOI per common share, diluted	$0.70	$0.76	$0.82	$0.80	$3.10
Earnings per common share, basic	$1.25	$0.84	$0.92	$0.72	$3.68
Earnings per common share, diluted	$1.22	$0.82	$0.90	$0.71	$3.60
Basic shares outstanding	89.5	93.9	102.4	111.0	99.3
Diluted shares outstanding	91.4	96.7	104.5	112.6	101.4

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in millions, except per share data)

Note 18. Subsequent Event

In January 2007, we completed a public offering in which 6.3 million shares of our common stock, excluding an underwriters’ over-allotment of 0.9 million shares, were sold at a public offering price of $45.83 per share. Of those shares, 4.3 million were offered directly by us and 2.0 million shares were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “January 2007 Forward Sale Agreements”). Upon completion of the offering, we received proceeds, net of the underwriters’ discount and closing costs, of $231 million in exchange for 5.2 million shares of common stock which includes the underwriter’s over-allotment of 0.9 million shares.

The remaining 2.0 million shares of common stock were borrowed from third party market sources by the counterparties, or forward purchasers, of the January 2007 Forward Sale Agreement who then sold the shares to the public. Pursuant to the January 2007 Forward Sale Agreements, we must sell to the forward purchasers 2.0 million shares of our common stock generally at such times as we elect over a one-year period. The January 2007 Forward Sale Agreements provides for settlement date or dates to be specified at our discretion within the duration of the January 2007 Forward Sale Agreements through termination in January 2008. On a settlement date, we will issue shares of our common stock to the applicable forward purchaser at the then applicable forward sale price. The forward sale price was initially $44.11 per share, which was the public offering price of shares of our common stock less the underwriting discount. The January 2007 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to a decrease by $0.89, $0.91, $0.92, and $0.96 on each of March 2, 2007, June 1, 2007, September 7, 2007 and December 7, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital Strategies, Ltd.

We have audited the consolidated financial statements of American Capital Strategies, Ltd. as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2006, and the consolidated financial highlights for each of the five years in the period ended December 31, 2006, and have issued our report thereon dated February 27, 2007 (included elsewhere in the Form 10-K). Our audits also included the schedule 12-14. The schedule 12-14 is the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the schedule 12-14 referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

McLean, Virginia

February 27, 2007

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2006

(in millions)

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
CONTROL INVESTMENTS
3SI Acquisition Holdings, Inc.	Subordinated Debt	$—		$39.3	$0.2	$39.5	$—
	Common Stock	—		55.3	—	55.3	—

		—		94.6	0.2	94.8	—
ACAS Equity Holdings Corp.	Common Units	—		—	22.8	—	22.8
ACAS Wachovia Investments, L.P.	Partnership Interest	3.6		24.8	3.5	7.0	21.3
ACSAB, LLC	Subordinated Debt	2.3		—	30.4	—	30.4
	Convertible Preferred Membership Units	—		—	140.0	11.8	128.2

		2.3		—	170.4	11.8	158.6
Aeriform Corporation	Senior Debt	1.5		23.0	0.3	23.3	—
	Subordinated Debt	3.6		1.6	36.9	35.8	2.7
	Redeemable Preferred Stock	—		—	0.1	0.1	—
	Common Stock Warrants	—		—	—	—	—

		5.1		24.6	37.3	59.2	2.7
American Capital Asset Management, LLC	Common Membership	—		—	—	—	—
American Capital Equity Management, LLC	Common Membership	1.7		—	36.0	—	36.0
American Driveline Systems,	Senior Debt	1.6		—	66.3	61.0	5.3
Inc.	Subordinated Debt	4.8		14.2	57.7	32.1	39.8
	Redeemable Preferred Stock	5.1		18.5	45.1	32.4	31.2
	Common Stock	—		3.1	20.1	5.6	17.6
	Common Stock Warrants	—		11.1	25.2	8.5	27.8

		11.5		46.9	214.4	139.6	121.7
American Decorative Surfaces	Senior Debt	—		—	0.4	0.4	—
International, Inc.	Subordinated Debt	—		—	10.1	10.1	—
	Convertible Preferred Stock	—		—	8.2	8.2	—
	Common Stock Warrants	—		—	—	—	—

		—		—	18.7	18.7	—
ASC Industries, Inc.	Subordinated Debt	1.2		18.7	—	18.7	—
	Redeemable Preferred Stock	0.2		5.1	0.3	5.4	—
	Common Stock Warrants	—		25.7	—	25.7	—

		1.4		49.5	0.3	49.8	—

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
Auxi Health, Inc.	Senior Debt	0.8	$—	5.3	—	—	5.3
	Subordinated Debt	1.0	0.7	16.3	3.1	7.7	11.7
	Convertible Preferred Stock	—	—	—	1.1	1.1	—
	Common Stock Warrants	—	—	1.8	0.8	2.6	—

		1.8	0.7	23.4	5.0	11.4	17.0
Biddeford Real Estate	Senior Debt	0.1		3.0	—	3.0	—
Holdings, Inc.	Common Stock	—		0.5	—	0.5	—

		0.1		3.5	—	3.5	—
BPWest, Inc.	Senior Debt	1.5		6.9	35.9	34.9	7.9
	Subordinated Debt	1.2		6.0	2.1	—	8.1
	Common Stock	2.4		—	21.1	—	21.1
	Redeemable Preferred Stock	0.6		8.1	2.1	4.0	6.2

		5.7		21.0	61.2	38.9	43.3
Bridgeport International, LLC	Senior Debt	0.2		0.2	—	0.2	—
	Common Membership Units	—		4.8	—	4.8	—

		0.2		5.0	—	5.0	—
Capital.com, Inc.	Common Stock	—		0.4	—	—	0.4
Consolidated Utility Services,	Subordinated Debt	1.0		6.6	0.2	—	6.8
Inc.	Redeemable Preferred Stock	0.3		3.9	0.3	1.2	3.0
	Common Stock	—		2.6	4.0	—	6.6

		1.3		13.1	4.5	1.2	16.4
DanChem Technologies, Inc.	Senior Debt	1.5		12.9	1.5	—	14.4
	Redeemable Preferred Stock	—		0.9	9.6	7.2	3.3
	Common Stock	—		—	0.8	0.8	—
	Common Stock Warrants	—		—	—	—	—

		1.5		13.8	11.9	8.0	17.7
ECA Acquisition Holdings,	Senior Debt	2.1		16.2	—	1.7	14.5
Inc.	Subordinated Debt	1.7		9.6	0.4	—	10.0
	Common Stock	—		19.0	5.5	5.7	18.8

		3.8		44.8	5.9	7.4	43.3
eLynx Holdings, Inc.	Senior Debt	1.3		8.8	10.3	2.5	16.6
	Subordinated Debt	1.4		8.6	0.2	—	8.8
	Redeemable Preferred Stock	0.8		8.1	12.3	10.3	10.1
	Common Stock	—		0.9	0.6	1.5	—
	Common Stock Warrants	—		10.9	7.8	18.0	0.7

		3.5		37.3	31.2	32.3	36.2
ETG Holdings, Inc.	Senior Debt	1.0		7.3	—	—	7.3
	Subordinated Debt	1.9		11.1	0.3	—	11.4
	Convertible Preferred Stock	0.2		16.2	0.3	14.2	2.3

		3.1		34.6	0.6	14.2	21.0

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
Euro-Caribe Packing	Senior Debt	—		8.1	—	8.1	—
Company, Inc.	Subordinated Debt	—		7.3	8.9	16.2	—
	Common Stock Warrants	—		—	4.7	4.7	—
	Convertible Preferred Stock	—		—	2.7	2.7	—

		—		15.4	16.3	31.7	—
European Capital Limited	Senior Debt	3.2		24.9	503.7	528.6	—
	Participating Preferred Shares	19.8		153.3	575.6	—	728.9
	Ordinary Shares	—		—	—	—	—
	Participating Preferred Warrants	—		—	22.1	—	22.1

		23.0		178.2	1,101.4	528.6	751.0
European Touch, LTD. II	Senior Debt	0.1		2.3	—	2.3	—
	Subordinated Debt	3.1		14.5	1.1	—	15.6
	Redeemable Preferred Stock	0.1		0.5	—	0.1	0.4
	Common Stock	—		6.3	—	1.9	4.4
	Common Stock Warrants	—		16.2	—	2.4	13.8

		3.3		39.8	1.1	6.7	34.2
Flexi-Mat Holding, Inc.	Senior Debt	0.4		4.5	5.8	10.3	—
	Subordinated Debt	—		12.4	1.9	14.3	—
	Redeemable Preferred Stock	—		11.2	6.7	17.9	—
	Common Stock	—		22.2	—	22.2	—

		0.4		50.3	14.4	64.7	—
Fosbel Global Services	Senior Debt	3.8		38.8	6.7	2.5	43.0
(LUXCO) S.C.A	Subordinated Debt	3.7		23.9	0.6	—	24.5
	Redeemable Preferred Stock	—		34.1	5.7	20.0	19.8
	Convertible Preferred Stock	—		0.1	1.4	1.5	—
	Common Stock	—		—	0.1	0.1	—

		7.5		96.9	14.5	24.1	87.3
Future Food, Inc.	Senior Debt	1.3		9.8	—	0.1	9.7
	Subordinated Debt	1.9		12.7	0.1	—	12.8
	Common Stock	—		16.5	—	9.8	6.7
	Common Stock Warrants	—		1.2	—	0.2	1.0

		3.2		40.2	0.1	10.1	30.2
FutureLogic, Inc.	Senior Debt	6.3		49.6	0.2	2.5	47.3
	Subordinated Debt	4.8		29.3	1.0	—	30.3
	Common Stock	—		15.2	23.8	8.0	31.0

		11.1		94.1	25.0	10.5	108.6
Halex Holdings, Inc.	Senior Debt	2.9		24.2	3.8	6.3	21.7
	Subordinated Debt	1.6		29.2	—	19.0	10.2
	Redeemable Preferred Stock	—		14.6	16.1	30.7	—
	Convertible Preferred Stock	—		1.8	0.1	1.9	—
	Common Stock	—		1.0	10.6	11.6	—

		4.5		70.8	30.6	69.5	31.9

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
Hartstrings Holdings Corp.	Senior Debt	1.3	0.2	13.9	3.5	8.4	9.0
	Subordinated Debt	—	—	6.4	3.0	9.4	—
	Convertible Preferred Stock	—	—	—	3.0	3.0	—
	Common Stock	—	—	—	4.8	4.8	—

		1.3	0.2	20.3	14.3	25.6	9.0
Hospitality Mints, Inc.	Senior Debt	1.0		7.4	—	0.1	7.3
	Subordinated Debt	2.4		18.2	—	—	18.2
	Convertible Preferred Stock	1.7		28.0	2.4	10.6	19.8
	Common Stock Warrants	0.4		0.6	0.4	—	1.0

		5.5		54.2	2.8	10.7	46.3
Iowa Mold Tooling Co., Inc.	Subordinated Debt	1.5		15.9	—	15.9	—
	Redeemable Preferred Stock	11.9		29.3	6.9	36.2	—
	Common Stock	—		2.0	2.8	4.8	—
	Common Stock Warrants	—		4.3	1.6	5.9	—

		13.4		51.5	11.3	62.8	—
Jones Stephens Corp.	Subordinated Debt	2.7		22.2	23.0	45.2	—
	Redeemable Preferred Stock	—		7.0	—	7.0	—
	Convertible Preferred Stock	—		15.0	—	15.0	—
	Common Stock	—		15.4	—	15.4	—

		2.7		59.6	23.0	82.6	—
KAC Holdings, Inc.	Subordinated Debt	2.1		22.6	0.5	23.1	—
	Redeemable Preferred Stock	0.7		16.2	0.7	16.9	—
	Common Stock	—		61.0	—	61.0	—

		2.8		99.8	1.2	101.0	—
KIC Holdings, Inc.	Senior Debt	0.4		7.4	8.7	8.6	7.5
	Subordinated Debt	3.3		6.5	7.2	1.7	12.0
	Redeemable Preferred Stock	—		—	5.7	4.9	0.8
	Common Stock	—		—	5.1	5.1	—
	Common Stock Warrants	—		—	—	—	—

		3.7		13.9	26.7	20.3	20.3
Lifoam Holdings, Inc.	Senior Debt	3.7		35.1	11.3	10.9	35.5
	Subordinated Debt	3.4		21.9	0.5	—	22.4
	Redeemable Preferred Stock	—		6.0	1.9	6.5	1.4
	Common Stock	—		1.0	—	1.0	—
	Common Stock Warrants	—		3.3	—	3.3	—

		7.1		67.3	13.7	21.7	59.3
Logex Corporation	Subordinated Debt	0.1		26.2	2.9	19.4	9.7
	Redeemable Preferred Stock	—		—	3.8	3.8	—
	Common Stock	—		—	0.9	0.9	—
	Common Stock Warrants	—		—	7.5	7.5	—

		0.1		26.2	15.1	31.6	9.7

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
LVI Holdings, LLC	Senior Debt	0.4		4.5	—	1.2	3.3
	Subordinated Debt	1.8		9.4	0.6	—	10.0
	Preferred units	—		15.3	—	15.3	—

		2.2		29.2	0.6	16.5	13.3
MBT International, Inc.	Subordinated Debt	0.2		4.0	—	1.4	2.6
MW Acquisition Corporation	Senior Debt	2.7		—	65.0	56.0	9.0
	Subordinated Debt	3.4		—	23.8	—	23.8
	Redeemable Preferred Stock	2.0		—	33.3	33.3	—
	Convertible Preferred Stock	—		—	16.2	—	16.2
	Common Stock	0.7		—	12.3	—	12.3

		8.8		—	150.6	89.3	61.3
Network for Medical	Subordinated Debt	—		9.9	—	9.9	—
Communication & Research, LLC	Common Membership Warrants	—		25.2	—	25.2	—

		—		35.1	—	35.1	—
New Piper Aircraft, Inc.	Senior Debt	3.7		54.2	11.2	56.0	9.4
	Subordinated Debt	0.2		0.6	—	—	0.6
	Common Stock	—		0.9	24.3	—	25.2

		3.9		55.7	35.5	56.0	35.2
New Starcom Holdings, Inc.	Subordinated Debt	5.4		28.0	1.2	1.3	27.9
	Convertible Preferred Stock	—		17.1	—	6.3	10.8
	Common Stock	—		—	—	—	—

		5.4		45.1	1.2	7.6	38.7
Nspired Holdings, Inc.	Senior Debt	0.9	0.1	17.3	5.1	5.4	17.0
	Subordinated Debt	0.8	—	4.2	5.9	10.1	—
	Redeemable Preferred Stock	—	—	—	15.4	15.4	—
	Common Stock	—	—	—	16.4	16.4	—

		1.7	0.1	21.5	42.8	47.3	17.0
Optima Bus Corporation	Senior Debt	0.4		5.5	4.1	9.6	—
	Subordinated Debt	1.3		2.3	—	2.3	—
	Common Stock	—		—	1.9	1.9	—
	Convertible Preferred Stock	(0.1)		—	22.4	22.4	—

		1.6		7.8	28.4	36.2	—
PaR Systems, Inc.	Subordinated Debt	1.0		4.6	4.5	—	9.1
	Common Stock	—		6.6	—	5.2	1.4
	Common Stock Warrants	—		0.5	—	0.4	0.1

		1.0		11.7	4.5	5.6	10.6
Pasternack Enterprises, Inc.	Senior Debt	3.3		33.6	32.1	62.1	3.6
	Subordinated Debt	4.9		26.4	29.2	27.8	27.8
	Common Stock	2.8		20.6	15.0	7.0	28.6

		11.0		80.6	76.3	96.9	60.0

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
PHC Sharp Holdings, Inc.	Senior Debt	—		—	16.3	—	16.3
	Subordinated Debt	—		—	14.8	—	14.8
	Convertible Preferred Stock	—		—	2.9	—	2.9
	Common Stock	—		—	0.7	—	0.7

		—		—	34.7	—	34.7
PHI Acquisitions, Inc.	Senior Debt	1.2		9.9	—	—	9.9
	Subordinated Debt	3.4		24.3	0.4	2.0	22.7
	Redeemable Preferred Stock	5.0		45.1	10.9	20.7	35.3
	Common Stock	—		6.6	—	2.0	4.6
	Common Stock Warrants	—		19.9	—	6.0	13.9

		9.6		105.8	11.3	30.7	86.4
Precitech, Inc.	Senior Debt	0.6		5.3	1.6	6.9	—
	Subordinated Debt	0.3		7.4	0.1	5.3	2.2
	Redeemable Preferred Stock	—		—	9.5	9.5	—
	Common Stock	—		—	2.2	2.2	—
	Common Stock Warrants	—		0.7	1.6	2.3	—

		0.9		13.4	15.0	26.2	2.2
Ranpak Acquisition, Inc.	Senior Debt	0.2		—	3.0	0.3	2.7
	Subordinated Debt	14.4		101.1	2.2	—	103.3
	Redeemable Preferred Stock	12.6		109.5	28.8	52.1	86.2
	Common Stock	—		18.1	4.7	5.4	17.4
	Common Stock Warrants	—		54.2	34.1	16.3	72.0

		27.2		282.9	72.8	74.1	281.6
Reef Point Systems, Inc.	Convertible Preferred Stock	—		—	12.0	4.1	7.9
SAV Holdings, Inc.	Senior Debt	2.1		16.5	0.1	—	16.6
	Subordinated Debt	1.8		11.9	0.2	—	12.1
	Redeemable Preferred Stock	2.0		26.1	2.1	8.3	19.9
	Common Stock	—		2.9	32.0	0.9	34.0

		5.9		57.4	34.4	9.2	82.6
Sixnet, LLC	Senior Debt	1.0		11.2	1.1	3.4	8.9
	Subordinated Debt	1.8		9.9	0.5	0.7	9.7
	Membership Units	—		11.2	2.7	5.3	8.6

		2.8		32.3	4.3	9.4	27.2
Specialty Brands of America,	Senior Debt	0.6		25.1	1.0	26.1	—
Inc.	Subordinated Debt	0.9		21.8	18.1	39.9	—
	Redeemable Preferred Stock	1.2		14.7	4.7	19.4	—
	Convertible Preferred Stock	—		35.2	5.1	40.3	—
	Common Stock	—		3.4	0.5	3.9	—
	Common Stock Warrants	—		9.7	1.5	11.2	—

		2.7		109.9	30.9	140.8	—
S-Tran Holdings, Inc.	Subordinated Debt	—		1.2	5.1	6.3	—

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
Stravina Holdings, Inc.	Senior Debt	2.4		47.0	35.8	54.9	27.9
	Subordinated Debt	—		4.5	34.2	38.7	—
	Redeemable Preferred Stock	—		—	7.6	7.6	—
	Common Stock	—		—	27.7	27.7	—

		2.4		51.5	105.3	128.9	27.9
UFG Real Estate Holdings,	Senior Debt	0.1		—	20.0	20.0	—
LLC	Common Membership	—		—	3.5	—	3.5

		0.1		—	23.5	20.0	3.5
Unwired Holdings, Inc (6)	Senior Debt	—		—	3.0	—	3.0
	Subordinated Debt	—		—	—	—	—
	Redeemable Preferred Stock	—		—	—	—	—
	Convertible Preferred Stock	—		—	—	—	—
	Preferred Stock Warrants	—		—	—	—	—
	Common Stock	—		—	—	—	—
	Common Stock Warrants	—		—	—	—	—

		—		—	3.0	—	3.0
VP Acquisition Holdings, Inc.	Senior Debt	—		0.5	—	0.5	—
	Subordinated Debt	2.7		17.8	0.4	—	18.2
	Common Stock	—		42.4	5.6	12.7	35.3
	Common Stock Warrants	—		—	—	—	—

		2.7		60.7	6.0	13.2	53.5
Warner Power, LLC	Senior Debt	0.8		6.6	—	0.3	6.3
	Subordinated Debt	0.7		4.5	0.3	—	4.8
	Redeemable Preferred Stock	—		—	5.7	2.1	3.6
	Common Membership Units	—		—	1.1	0.5	0.6
	Common Membership Warrants	—		0.2	0.9	1.1	—

		1.5		11.3	8.0	4.0	15.3
Weber Nickel Technologies,	Subordinated Debt	—		8.5	9.9	18.4	—
Ltd.	Common Stock	—		—	1.2	1.2	—
	Redeemable Preferred Stock	—		—	12.6	12.6	—

		—		8.5	23.7	32.2	—
WWC Acquisitions, Inc.	Senior Debt	1.4		11.2	0.2	11.4	—
	Subordinated Debt	3.3		22.1	0.4	22.5	—
	Common Stock	—		41.6	—	41.6	—

		4.7		74.9	0.6	75.5	—
Subtotal Control Investments		$232.5	$1.0	$2,516.3	$2,665.9	$2,571.5	$2,610.7

AFFILIATE INVESTMENTS
Bankruptcy Management	Senior Debt	$1.4		$17.7	$0.3	$18.0	$—
Solutions, Inc.	Subordinated Debt	2.6		27.6	0.6	28.2	—
	Common Stock	1.0		6.1	—	6.1	—
	Common Stock Warrants	—		2.2	—	2.2

		5.0		53.6	0.9	54.5	—

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
CCCI Holdings, Inc.	Senior Debt	1.5		—	73.8	—	73.8
	Convertible Preferred Stock	0.1		—	5.7	—	5.7

		1.6		—	79.5	—	79.5
Compusearch Holdings	Subordinated Debt	1.2		12.3	—	12.3	—
Company, Inc.	Convertible Preferred Stock	—		1.6	—	1.6	—

		1.2		13.9	—	13.9	—
Coghead, Inc.	Convertible Preferred Stock	—		—	3.2	—	3.2
Continental Structural Plastics,	Subordinated Debt	0.9		11.0	0.1	11.1	—
Inc.	Common Stock	—		0.3	—	0.3	—
	Redeemable Preferred Stock	—		2.9	—	2.9	—

		0.9		14.2	0.1	14.3	—
Edge Products, LLC	Senior Debt	—		10.7	0.2	10.9	—
	Subordinated Debt	—		13.5	0.1	13.6	—
	Common Membership Units	—		2.3	—	2.3	—
	Common Membership Warrants	—		1.8	—	1.8	—

		—		28.3	0.3	28.6	—
FMI Holdco I, LLC	Subordinated Debt	1.7		12.6	—	12.6	—
	Common Units	—		2.4	0.3	2.7	—
	Preferred Units	—		1.7	1.4	3.1	—

		1.7		16.7	1.7	18.4	—
IS Holdings I, Inc	Senior Debt	0.2		—	7.9	—	7.9
	Redeemable Preferred Stock	—		—	2.8	—	2.8
	Common Stock	—		—	—	—	—

		0.2		—	10.7	—	10.7
Kirby Lester Holdings, LLC	Senior Debt	1.5		11.5	3.4	2.9	12.0
	Subordinated Debt	1.8		11.6	0.3	—	11.9
	Preferred Units	—		0.4	—	0.4	—

		3.3		23.5	3.7	3.3	23.9
Marcal Paper Mills, Inc.	Common Stock Warrants	—		3.5	—	3.5	—
	Common Stock	—		3.5	—	3.5	—

		—		7.0	—	7.0	—
Narus, Inc.	Convertible Preferred Stock	—		—	8.8	—	8.8
NBD Holdings Corp.	Subordinated Debt	2.4		—	42.8	—	42.8
	Convertible Preferred Stock	0.4		—	15.3	4.5	10.8
	Common Stock	—		—	0.1	—	0.1

		2.8		—	58.2	4.5	53.7

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
Nivel Holdings, LLC	Senior Debt	0.8		—	31.0	25.4	5.6
	Subordinated Debt	2.0		8.7	16.7	8.9	16.5
	Preferred Units	—		0.9	—	0.9	—
	Common Units	—		0.4	0.1	0.5	—
	Common Membership Warrants	—		0.1	0.1	0.2	—

		2.8		10.1	47.9	35.9	22.1
NPC Holdings, Inc.	Senior Debt	0.5		4.4	—	—	4.4
	Subordinated Debt	1.3		8.0	0.2	—	8.2
	Common Stock	—		—	—	—	—
	Redeemable Preferred Stock	1.1		9.4	2.3	4.3	7.4
	Convertible Preferred Stock	—		1.4	—	0.4	1.0
	Convertible Preferred Stock Warrants	—		4.4	—	1.3	3.1

		2.9		27.6	2.5	6.0	24.1
NWCC Acquisitions, LLC	Common Units	—		—	0.3	0.3	—
	Redeemable Preferred Units	—		2.6	—	2.6	—

		—		2.6	0.3	2.9	—
PaR Nuclear Holding	Common Stock	—		5.2	—	5.2	—
Company
Qualitor Component Holdings,	Subordinated Debt	4.9		28.4	1.3	—	29.7
LLC	Common Units	—		—	0.2	0.2	—
	Redeemable Preferred Stock	—		3.3	—	2.6	0.7

		4.9		31.7	1.5	2.8	30.4
Radar Detection Holdings	Senior Debt	1.6		13.0	—	—	13.0
Corp	Common Stock	—		9.8	—	3.9	5.9

		1.6		22.8	—	3.9	18.9
Riddell Holdings, LLC	Common Units	—		5.9	2.1	8.0	—
Roadrunner Dawes, Inc.	Subordinated Debt	2.5		17.5	0.4	—	17.9
	Common Stock	—		10.0	—	7.3	2.7

		2.5		27.5	0.4	7.3	20.6
Roarke—Money Mailer, LLC	Common Membership Interest	—		3.9	—	3.9	—
Seroyal Holdings, L.P.	Senior Debt	0.7		5.7	—	2.7	3.0
	Subordinated Debt	1.4		8.7	0.2	—	8.9
	Partnership Units	—		1.3	1.0	0.3	2.0
	Redeemable Preferred Partnership Units	—		0.7	0.3	0.4	0.6

		2.1		16.4	1.5	3.4	14.5
Small Smiles Holding	Subordinated Debt	3.5		—	88.9	—	88.9
Company, LLC
TechBooks, Inc.	Subordinated Debt	6.1		30.0	20.2	—	50.2
	Convertible Preferred Stock	—		16.9	16.2	4.5	28.6

		6.1		46.9	36.4	4.5	78.8

Company (1)	Investments	Amount of Interest or Dividends		December 31, 2005 Value	Gross Additions (4)	Gross Reductions (5)	December 31, 2006 Value
		Credited to Income (2)	Other(3)
The Hygenic Corporation	Senior Debt	1.5		—	23.8	6.0	17.8
	Subordinated Debt	0.6		10.9	0.1	11.0	—
	Common Stock	—		7.0	14.6	0.4	21.2
	Redeemable Preferred Stock	0.7		10.3	1.1	3.4	8.0

		2.8		28.2	39.6	20.8	47.0
Trinity Hospice, Inc.	Senior Debt	1.3		16.0	0.1	16.1	—
	Redeemable Preferred Stock	0.2		—	4.2	4.2	—
	Common Stock	0.5		—	—	—	—

		2.0		16.0	4.3	20.3	—
Tymphany Corporation	Convertible Preferred Stock	—		—	13.0	3.9	9.1
Unwired Holdings, Inc (6)	Senior Debt	0.5	$—	7.3	7.2	14.5	—
	Subordinated Debt	0.8	0.3	15.0	0.9	15.9	—
	Redeemable Preferred Stock	—	—	9.1	2.8	11.9	—
	Preferred Stock Warrants	—	—	—	—	—	—
	Convertible Preferred Stock	—	—	—	1.8	1.8	—
	Common Stock	—	—	—	1.8	1.8	—
	Common Stock Warrants	—	—	—	—	—	—

		1.3	0.3	31.4	14.5	45.9	—
WFS Holding, Inc.	Subordinated Debt	1.8		12.1	0.2	12.3	—
	Convertible Preferred Stock	—		3.5	2.0	1.0	4.5

		1.8		15.6	2.2	13.3	4.5
WIS International	Convertible Preferred Stock	—		—	29.6	—	29.6
	Common Stock	—		—	7.4	—	7.4

		—		—	37.0	—	37.0
Subtotal Affiliate Investments		$51.0	$0.3	$449.0	$459.2	$332.5	$575.7
Total Control and Affiliate Investments		$283.5	$1.3	$2,965.3	$3,125.1	$2,904.0	$3,186.4

(1)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.
(3)	Other includes interest, dividend or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the gross reductions for the investments, as applicable.
(4)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, accrued PIK interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.
(5)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.
(6)	As of December, 31, 2005, the portfolio company was classified as an Affiliate Investment. As of December, 31 2006, we have a controlling interest of more than 25% of the portfolio company and is therefore classified as a Control Investment.
**	Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.